UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                          AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2007

                  Date of reporting period: October 31, 2007


ITEM 1. REPORT TO STOCKHOLDERS.

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                  ANNUAL REPORT

                                    (GPAPHIC)

OCTOBER 31, 2007

EQUITY FUNDS

BALANCED FUND
LARGE CAP GROWTH FUND
MID-CAP VALUE FUND
SMALL CAP VALUE OPPORTUNITY FUND
EMERGING MARKETS FUND

BOND FUNDS

HIGH YIELD BOND FUND
ENHANCED INCOME FUND
INTERMEDIATE BOND FUND
SHORT-TERM BOND FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message................................................            1
American Beacon Funds' Performance.................................            2
Market and Performance Overviews...................................         3-23

American Beacon Schedules of Investments

   Balanced Fund...................................................           27
   Large Cap Growth Fund...........................................           36
   Mid-Cap Value Fund..............................................           41
   Small Cap Value Opportunity Fund................................           44
   Emerging Markets Fund...........................................           48
   High Yield Bond Fund............................................           54
   Enhanced Income Fund............................................           62
   Intermediate Bond Fund..........................................           68
   Short-Term Bond Fund............................................           77

   Additional Information..........................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

(PHOTO OF DOUGLAS G. HERRING)

FELLOW SHAREHOLDERS,

     I am pleased to present to you the American Beacon Funds Annual Report for the twelve months ended October 31, 2007. Please review the enclosed material carefully, as it includes important information about the Funds.

     For the year ended October 31, 2007, the world's equity markets continued to post impressive -- albeit more volatile -- numbers. Here at home, the S&P 500 Index reported a return of 14.56%. Most sectors continued to see strong corporate profits, dampened by a meltdown in homebuilding and financial stocks. Abroad, the MSCI Emerging Markets Index reported an extraordinary return of 67.85%, reflecting continued strong global growth and a weak U.S. Dollar.

     Against this backdrop, the Institutional Class of the five American Beacon equity funds included herein all posted positive returns for the fiscal year ended October 31, 2007. The American Beacon Small Cap Value Opportunity, Mid-Cap Value and Balanced Funds reported one-year returns of 1.08%, 4.87% and 9.31%, respectively. Our Large Cap Growth Fund and our Emerging Markets Fund recorded double-digit returns of 11.84% and 60.83%, respectively.

     In the credit markets, bonds saw a widening in credit spreads as investors fled to quality due to the crisis in the U.S. housing and financial sectors. The bond market, as defined by the Lehman Brothers Aggregate Index, returned 5.38% for the year ended October 31, 2007. In comparison, the American Beacon Enhanced Income Fund - PlanAhead Class, and Intermediate Bond and Short-Term Bond Funds - Institutional Class, all reported one-year returns above 5.5% for the period. The American Beacon High Yield Bond Fund - Institutional Class gained 6.85%.

     Despite the return of volatility this year, coupled with the re-pricing of credit risk, we believe the Funds' focus on long-term performance and below-average expenses will - in the long run - serve our investors well.

     As always, we appreciate the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        ----------------------------------------
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2007 (UNAUDITED)

     After increasing short-term rates 17 times from 1.00% in June 2004 to 5.25% in June 2006, the Federal Reserve (the "Fed"), led by new chairman Ben Bernanke, left rates unchanged over the remainder of 2006. This "inaction," combined with a sharp decline in oil prices, and further declines in long-term interest rates, led to a strong stock market rally that carried through the end of 2006.

     This was followed by a brief mid-quarter correction in the first quarter of 2007, ignited by subprime mortgage concerns and a sharp fall in the global markets. However, equity prices rallied near the end of the quarter as the Fed voiced some concerns over economic growth while continuing to emphasize inflation risk, leading to a positive-shaped yield curve for the first time in seven months. As measured by the various Russell indices, value and growth stocks performed in line with each other in the first quarter, with larger companies underperforming both mid-cap and smaller companies. Seven of the ten sectors in the broad-market S&P 500 Index advanced in the quarter with Utilities and Materials leading the way. The worst performing sector, Financials, declined as the market reacted to the subprime mortgage news.

     During the second quarter of 2007, U.S. equity markets absorbed the news of a slowing housing market, higher energy prices, rising long-term interest rates, and diminished expectations for a cut in short-term rates. Equity prices were fueled by private investors' attraction to strong corporate cash flows, liquid balance sheets, and the low cost of buyout financing. All of the major stock indices gained during the quarter, with the S&P 500 Index finally reaching a new high, breaking the one set in March 2000. Reversing the trend of the prior 18 months, growth stocks outperformed their value counterparts while large cap stocks outperformed mid-cap and small cap equities. With the exception of the Utilities sector, each of the remaining nine sectors in the broad-market S&P 500 Index advanced during the quarter. The performance disparity between the sectors was pronounced, reinforcing the importance of portfolio diversification. Investors favored the Energy and Information Technology sectors, both of which gained more than 10% during the quarter. Consumer Staples and Financials, along with the aforementioned Utilities sector, were the laggards.

     The economic events of the third quarter made for jittery financial markets. However, even in the face of a slowing housing industry, the subprime mortgage spillover, a falling dollar, and a world-wide credit squeeze, most equity markets in the U.S. maintained their solid performance through the third quarter of 2007. After continuing to drive down stock prices in July, investors returned to the stock market in force in late August. The rally continued in September, spurred by the Fed's decision to cut interest rates for the first time in more than four years. The lower cost of borrowed funds, a strong worldwide economy and solid corporate performance were significant drivers of the market upturn. The quarter was characterized by high variability, market capitalization, and investment style, as the Russell 1000(R) Value Index declined while the NASDAQ Composite Index advanced. During the third quarter, growth stocks continued to outperform their value counterparts in the Russell indices and remained ahead. Large companies clearly were in favor during the quarter, with the Russell 1000 Index showing positive returns while mid-cap and small cap issues declined. As was the case in the previous quarter, the Energy, Information Technology and Industrials sectors led the way in performance during the third quarter. Reflecting the unease in the housing and credit markets, both the Financials and Consumer Discretionary sectors declined during the quarter.

     The month of October lived up to its volatile history. While worries over housing weakness, the credit crunch, and decreases in earnings expectations provided powerful ammunition for the "bears," monetary policy and continued economic gains enabled the "bulls" to propel markets higher. Market gains were broad based with all of the major markets advancing during the month. Even with the U.S. economy continuing to display very impressive resilience, "to forestall some of the adverse effects on the broader economy," the Fed cut interest rates by 25 basis points (0.25%) to 4.50% at its October 31st meeting.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The Balanced Fund's Institutional Class returned 9.31% for the twelve months ended October 31, 2007, lagging both the 60% S&P 500 Citigroup Value/40% Lehman Brothers Aggregate Index benchmark return of 10.33% and the Lipper Mixed-Asset Target Allocation Growth Funds Index return of 13.58%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/97 THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

                                 ANNUALIZED TOTAL RETURNS     VALUE OF
                                  PERIODS ENDED 10/31/07      $10,000
                               ---------------------------   10/31/97-
                               1 YEAR   5 YEARS   10 YEARS    10/31/07
                               ------   -------   --------   ---------
Institutional Class(1,6)....    9.31%    13.16%     7.76%     $21,111
PlanAhead Class(1,6)........    9.06%    12.80%     7.47%      20,552
Service Class(1,2,6)........    8.76%    12.62%     7.38%      20,385
AMR Class(1,6)..............    9.59%    13.42%     8.05%      21,687
Balanced Composite
   Index(3).................   10.33%    11.77%     7.52%      20,648
Balanced Composite
   Index(4)New..............    8.74%    11.59%     8.11%      21,817
Linked S&P 500/
   Citigroup Value Index
   (5)......................   13.55%    16.67%     8.03%      21,659
Russell 1000 Value Index
   (5)......................
Lehman Bros. Aggregate
   Index(5).................    5.38%     4.41%     5.91%      17,754
Lipper Mixed-Asset Target
   Allocation Growth Funds
   Index (5)................   13.58%    12.36%     7.32%      20,267

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class up to 5/31/05, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence through the periods or for the entirety of each period. A portion of the fees charged to the Service Class of the Fund was waived through 2005. Performance prior to waiving fees was lower than actual returns shown for periods through 2005.

(3.) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Linked S&P 500/Citigroup Value Index and the Lehman Brothers Aggregate Index have been combined in a 60%/40% proportion.

(4.) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Lehman Brothers Aggregate Index have been combined in a 60%/40% proportion. Effective November 1, 2007, the benchmark for the Fund's equity securities will change from the Linked S&P 500/Citigroup Value Index to the Russell 1000 Value Index, as it is a more widely accepted benchmark for large cap value stocks.

(5.) The Linked S&P 500/Citigroup Value Index represents returns of the S&P
     500/Barra Value Index ("Barra Value") up to October 31, 2005 and the S&P 500/Citigroup Value Style Index ("Citigroup Index") thereafter. The Barra Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Citigroup Index is a market value weighted index of stocks in the S&P 500 that score highest based on an average book-to-price ratio, cash flow-to-price ratio, sales to price ratio, and dividend yield, representing 50% of the total market value of the S&P 500. Russell 1000(R) Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index

(6.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.62%, 0.88%, 1.25% and 0.36%, respectively. After expense reimbursements, the net expense ratio disclosed in the most recent prospectus for the Service Class was 1.10%. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     During the twelve-month period, the Fund's assets on average were invested 65% in equities (including equitized cash) and 35% in fixed-income securities, ending the period with 63% in equities/equitized cash and 37% in fixed-income securities.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The equity portion of the Fund (excluding equitized cash) returned 11.9%, underperforming the S&P 500/Citigroup Value Index (the "Index") return of 13.6%. The Fund's equities underperformed the Index due to both stock selection and sector allocation. Poor stock selection in the Consumer Discretionary, Health Care, and Financials sectors contributed most to the Fund's underperformance. In the Consumer Discretionary sector, Centex (down 51.9% for the period the Fund owned the security), Pulte Homes (down 51.8%) and Lennar (down 45.4% for the period the Fund owned the security) detracted from Fund performance. The Fund's holdings in the Health Care sector that had the largest negative impact for the period the Fund owned the securities were Pfizer (down 3.7%) and Tenet HealthCare (down 52.0%), while Washington Mutual (down 30.1%) and Citigroup (down 13.0%) accounted for a large portion of the Financials sector's underperformance.

     Equity sector allocation detracted modestly from the Fund's relative returns during the twelve-month period, mainly due to an overweight in the Consumer Discretionary sector, one of the poorer performing sectors in the Index, and a slight underweight in the Information Technology sector, one of the better performing sectors in the Index. The negative sector allocation performance was somewhat offset by an underweighting in Financials, the worst performing sector in the Index.

     The fixed-income portion of the Fund returned 5.6% for the period, outperforming the Lehman Brothers Aggregate Index ("Lehman Index") return of 5.4%. Most of the Fund's excess performance was due to good issuer selection in the Corporate and Collateralized Mortgage Obligations sectors. The Fund also benefited from its duration positioning, as its duration was longer than that of the Lehman Index in the first half of the period when interest rates fluctuated in a narrow range. The Fund's duration was fairly neutral relative to the Lehman Index early in the third quarter when interest rates peaked, and it maintained a longer duration in the latter part of the period as the flight to quality rally led to a decline in interest rates.

     The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long term.

TOP TEN EQUITY HOLDINGS

                                          % OF
                                        EQUITIES
                                        --------
Bank of America Corp.                     1.9%
ConocoPhillips                            1.8%
Citigroup, Inc.                           1.6%
AT&T, Inc.                                1.4%
Pfizer, Inc.                              1.3%
International Business Machines Corp.     1.3%
Verizon Communications, Inc.              1.3%
JPMorgan Chase & Co.                      1.2%
Honeywell International, Inc.             1.2%
Imperial Tobacco Group plc                1.1%

EQUITY SECTOR ALLOCATION


                                          % OF
                                        EQUITIES
                                        --------
Financials                                27.4%
Industrials                               12.9%
Consumer Discretionary                    10.7%
Information Technology                    10.2%
Health Care                               10.1%
Energy                                     9.0%
Consumer Staples                           6.6%
Utilities                                  5.7%
Telecommunication Services                 4.7%
Materials                                  2.7%

FIXED-INCOME SECTOR ALLOCATION

                                          % OF
                                        EQUITIES
                                        --------
U.S. Treasury                             30.0%
Corporate Bonds                           26.4%
Mortgage-Backed                           25.5%
Agency                                    16.3%
Asset-Backed                               1.8%

     Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The Institutional Class of the Large Cap Growth Fund returned 11.84% for the twelve months ended October 31, 2007, compared to the Russell 1000(R) Growth Index (the "Index") return of 19.22% and the Lipper Large-Cap Growth Funds Index return of 23.14%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                             ANNUALIZED TOTAL RETURNS
                              PERIODS ENDED 10/31/07       VALUE OF
                         -------------------------------    $10,000
                                            SINCE INCEP.   7/31/00-
                         1 YEAR   5 YEARS     (7/31/00)    10/31/07
                         ------   -------   ------------   --------
Institutional
   Class(1,3).........   11.84%    11.64%      -3.26%       $7,864
AMR Class(1,3)........   12.07%    11.84%      -3.08%        7,968
Russell 1000
   Growth Index(2)....   19.22%    12.61%      -2.66%        8,222
Lipper Large-Cap
   Growth Funds
   Index(2)...........   23.14%    12.26%      -2.64%        8,240

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2004. Performance prior to waiving the fees was lower than the actual returns shown for periods since 2004.

(2.) Russell 1000 Growth Index is a registered trademark of Frank Russell
     Company. The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional and AMR Class shares was 1.00% and 0.59%, respectively. After expense reimbursements, the net expense ratio disclosed in the most recent prospectus for the Institutional Class was 0.90%. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index primarily through stock selection, as sector allocation detracted modestly from the Fund's performance. The Fund had poor stock selection in the Consumer Discretionary, Information Technology, Health Care, and Financials sectors. Positions in Harley Davidson (down 31.5% for the period the Fund held the security) and Circuit City Stores (down 24.2% for the period the Fund held the security) detracted most from the Consumer Discretionary sector's relative performance. In the Information Technology sector, the largest detractors were Lexmark International (down 34.0%) and Symantec (down 9.9% for the period the Fund held the security), while Amgen (down 21.2% for the period the Fund held the security) hurt the Fund's Health Care sector returns. Moody's (down 36.8% for the period the Fund held the security) and CB Richard Ellis (down 33.2% for the period the Fund held the security) detracted value relative to the Index in the Financials sector. The underperformance was slightly offset by good stock selection in the Telecommunication Services sector, where AT&T (up 26.6%) was the largest contributor.

     The Fund's underweighting in the Information Technology sector, one of the better performing sectors of the Index, detracted value from relative performance, as did an overweighting in Consumer Discretionary, the second worst performing sector of the Index.

     Looking forward, the Fund's sub-advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                  % OF
                               NET ASSETS
                               ----------
Microsoft Corporation             4.3%
Cisco Systems, Inc.               2.3%
Dell, Inc.                        2.0%
Gilead Sciences, Inc.             1.8%
Manpower, Inc.                    1.5%
Exxon Mobil Corp.                 1.5%
NVIDIA Corp.                      1.5%
Honeywell International Inc.      1.5%
Medco Health Solutions, Inc.      1.4%
Hewlett-Packard Co.               1.4%

SECTOR ALLOCATION

                                 % OF
                               EQUITIES
                               --------
Information Technology           24.2%
Industrials                      15.5%
Consumer Discretionary           14.2%
Health Care                      13.9%
Energy                            9.9%
Financials                        8.5%
Consumer Staples                  6.9%
Materials                         3.6%
Telecommunication Services        1.9%
Utilities                         1.4%

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The Institutional Class of the Mid-Cap Value Fund returned 4.87% for the twelve months ended October 31, 2007. The Fund trailed the Russell Midcap(R) Value Index (the "Index") return of 9.73% and the Lipper Mid-Cap Value Funds Index return of 14.26%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 6/30/04* THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                                   ANNUALIZED TOTAL RETURNS
                                    PERIODS ENDED 10/31/07       VALUE OF
                               -------------------------------    $10,000
                                                  SINCE INCEP.   6/30/04-
                               1 YEAR   3 YEARS     (6/30/04)    10/31/07
                               ------   -------   ------------   --------
Institutional Class(1,3,5)..    4.87%    12.66%      12.20%       $14,684
PlanAhead Class (1,2,5).....    4.68%    12.52%      12.08%        14,630
Service Class (1,5,6).......    4.58%    12.49%      12.05%        14,616
AMR Class (1,5).............    5.19%    12.84%      12.37%        14,756
Russell Midcap Value
   Index(4).................    9.73%    16.48%      16.10%        16,448
Lipper Mid-Cap Value Funds
   Index(4).................    14.26%   15.01%      13.60%        15,300

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the PlanAhead and AMR Classes of the Fund has been waived. Performance of each class prior to waiving fees was lower than the actual returns shown.

(2.) Fund performance for the three-year and since inception periods represents the total returns achieved by the AMR Class up to 3/1/06, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence through the periods for the entirety of each period.

(3.) Fund performance for the three-year and since inception periods represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence through the periods for the entirety of each period.

(4.) Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(5.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead, Service, and AMR Class shares was 1.22%, 1.64%, 1.56%, and 0.95%, respectively. After expense reimbursements, the net expense ratio disclosed in the most recent prospectus for the Institutional and PlanAhead Class was 0.90% and 1.23%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

(6.) Fund performance represents the total returns achieved by the AMR class from 6/30/04 up to 11/30/05, the returns of the Institutional Class from 11/30/05 up to 3/1/06, the returns of the PlanAhead Class from 3/1/06 up to 6/30/07, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the AMR, Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence (through the periods or for the entirety of each period).

     The Fund underperformed the Index through both stock selection and sector allocation. Holdings in the Utilities, Financials, and Industrials sectors detracted the most value from stock selection. In the Utilities sector, holdings in Pinnacle West Capital (down 11.4%) and Wisconsin Energy (up 6.5%) were the largest detractors. American Home Mortgage (down 99.1%) followed by Radian Group (down 56.2% for the period the Fund owned the security) hurt performance most in the Financials sector, while Kelly Services (down 26.3%) and Ryder Systems (down 7.7%) were the largest detractors in the Industrials sector.

     Large underweightings in the Materials and Energy sectors, the two best performing sectors in the Index, were two of the largest detractors

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
APRIL 30, 2007 (UNAUDITED)

through sector allocation. A significant overweight in Consumer Discretionary, one of the poorer performing sectors in the Index, also hurt relative performance. An underweight in Financials, the worst performing sector in the Index, added value to the Fund's performance relative to the Index.

     The sub-advisors' philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

TOP TEN HOLDINGS

                                       % OF
                                    NET ASSETS
                                    ----------
L-3 Communications Holdings, Inc.      3.7%
Whirlpool Corp.                        2.2%
Murphy Oil Corp.                       2.2%
Computer Sciences Corp.                2.1%
Rent-A-Center, Inc.                    2.0%
Black & Decker Corp.                   1.9%
Regis Corp.                            1.9%
XL Capital Ltd.                        1.9%
Coventry Health Care, Inc.             1.8%
Torchmark Corp.                        1.8%

SECTOR ALLOCATION

                                       % OF
                                     EQUITIES
                                     --------
Financials                             26.3%
Consumer Discretionary                 23.7%
Industrials                            13.4%
Health Care                            10.8%
Utilities                               8.5%
Information Technology                  8.0%
Consumer Staples                        5.4%
Energy                                  3.9%

     Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The Institutional Class of the Small Cap Value Opportunity Fund returned 1.08% for the twelve months ended October 31, 2007. The Fund underperformed the Russell 2000 Value Index (the "Index") return of 2.05% and the Lipper Small-Cap Value Funds Index return of 7.17% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 3/31/06* THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                               ANNUALIZED TOTAL RETURNS
                                PERIODS ENDED 10/31/07    VALUE OF
                               ------------------------    $10,000
                                        SINCE INCEP.      3/31/06-
                               1 YEAR    (3/31/06)        10/31/07
                               ------   ------------      --------
Institutional Class(1,3)....    1.08%       2.32%          $10,371
PlanAhead Class(1,3)........    0.96%       2.24%           10,358
Russell 2000 Value
   Index (2) ...............    2.05%       4.37%           10,701
Lipper Small-Cap
   Value Funds Index (2)....    7.17%       5.25%           10,845

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional and PlanAhead Classes of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

(2.) Russell 2000 Value Index is a registered trademark of Frank Russell
     Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio, gross of fee waivers, set forth in the most recent Fund prospectus for the Institutional and PlanAhead Class shares was 6.14% and 20.07%, respectively. After expense reimbursements, the net expense ratio set forth in the most recent Fund prospectus was 1.05% and 1.30%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     Prior to the deduction of expenses, the Fund slightly outperformed the Index. However, the Fund did not generate enough excess performance to offset its expenses. Gross of Fund expenses, the Fund added value entirely through stock selection, as sector allocation was a modest detractor.

     The Fund's holdings in the Information Technology sector added the most value relative to the Index, followed by the Telecommunication Services and Consumer Discretionary sectors. In the Information Technology sector, the companies that had the largest impact were Commscope (up 47.8%) and ON Semiconductor (up 64.0% for the period the Fund owned the security). The largest contributors in the Telecommunication Services sector were Golden Telecom (up 181.1%) and Premiere Global Services (up 98.1%). In the Consumer Discretionary sector, most of the excess performance, for the period the Fund owned the securities, came from Warnaco (up 55.8%) and Tupperware (up 58.5%). Poor stock selection in Industrials, mostly in Saia (down 47.4%) and Griffon (down 36.3% for the period the Fund owned the security), and in Materials, primarily in Spartech (down 40.9% for the period the Fund owned the security) and NN, Inc. (down 2.8% for the period the Fund owned the security), detracted value versus the Index.

     Small overweightings in the Financials and Consumer Discretionary sectors, the two worst performing sectors in the Index, detracted value relative to the Index.

     The sub-advisor's disciplined approach of investing in a diversified portfolio of small cap value companies should allow the Fund to generate competitive performance over longer periods of time.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                    % OF
                                 NET ASSETS
                                 ----------
Tupperware Corp.                    1.2%
Warnaco Group, Inc.                 1.1%
Premiere Global Services, Inc.      1.1%
ProAssurance Corp.                  1.1%
JDA Software Group, Inc.            1.1%
Potlatch Corp.                      1.1%
Golden Telecom, Inc.                1.1%
Navigators Group, Inc.              1.1%
Sciele Pharma, Inc.                 1.0%
Insight Enterprises, Inc.           1.0%

SECTOR ALLOCATION

                                    % OF
                                  EQUITIES
                                  --------
Financials                          30.4%
Industrials                         15.7%
Consumer Discretionary              12.6%
Information Technology              11.9%
Materials                            7.8%
Health Care                          5.9%
Utilities                            5.3%
Energy                               4.8%
Consumer Staples                     3.2%
Telecommunication Services           2.4%

     Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     Thus far in 2007, emerging markets have been on par to deliver their fifth year of consecutive double-digit returns. This has been the longest winning streak since the inception of the MSCI Emerging Markets ("MSCI EM") Index in 1988. For the past several years, there has been a persistent trend of large cap companies (stocks over $10 billion in market cap) outperforming most of the MSCI EM. Elevated liquidity created by extended monetary easing has fueled gains in emerging markets, especially those stocks that are relatively easy to trade. This has contributed to a significant valuation premium for larger stocks in the MSCI EM, regardless of fundamentals or long-term growth prospects. During the first half of 2007, the liquidity premium trade had begun to moderate, implying broader participation in market returns.

     This trend was short-lived, however. Market volatility surged during the third quarter as the U.S. subprime lending crisis reverberated to global credit markets. Heavy selling triggered by margin calls and losses across several quantitative hedge funds reversed when the Federal Reserve Board (the "Fed") lowered the discount rate to 5.75% on August 16th. The liquidity injection boosted stock markets around the world, particularly emerging markets. Since then, the Fed made a larger than expected 50-basis-point cut (0.50%) to the Fed Funds rate to 4.75%, and global equities surged further. Indeed, there was a euphoric response from investors who flocked back to emerging markets. But not just any emerging equities - the most dramatic price movement was in the biggest and most expensive securities in the MSCI EM. The liquidity trade had returned. In September alone, just 2% of the companies in the MSCI EM (or 15 of the 842 stocks in the MSCI EM, representing nearly 20% of the market cap) contributed 40% of the return.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The Institutional Class of the Emerging Markets Fund returned 60.83% for the twelve months ended October 31, 2007. The Fund underperformed the MSCI Emerging Markets Index (the "Index") return of 67.85%, but outperformed the Lipper Emerging Market Funds Index return of 60.31% for the period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                                 ANNUALIZED TOTAL RETURNS
                                  PERIODS ENDED 10/31/07
                               ----------------------------   VALUE OF
                                                    SINCE      $10,000
                                                    INCEP.    7/31/00-
                               1 YEAR   5 YEARS   (7/31/00)   10/31/07
                               ------   -------   ---------   --------
Institutional Class(1,4)....   60.83%    37.97%     19.57%     $36,542
PlanAhead Class(1,2,4) .....   60.17%    37.61%     19.33%      36,014
AMR Class(1,4)..............   61.19%    38.33%     19.87%      37,220
MSCI Emg Mkts Index(3)......   67.85%    39.86%     20.04%      37,590
Lipper Emg Mkt Funds
   Index(3).................   60.31%    38.93%     19.54%      36,478

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00. A portion of the fees charged to the PlanAhead Class of the Fund has been waived and recouped. Performance prior to fee waivers and fee recoupment is different than the actual returns shown.

(3.) The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The Lipper Emerging Market Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Market Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead and AMR Class shares was 1.57%, 1.92% and 1.31%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index by 7.02% over the twelve-month period due to stock selection, sub-Index returns on the Fund's cash balances, and Fund expenses. Although the average cash balance was a fairly modest 5.5%, it created a drag on Fund performance, given the strength of the emerging markets asset class during the period.

     Poor stock selection during the twelve-month period in Brazil, Taiwan, and India contributed to the Fund's underperformance, overcoming good selections in Russia. In Russia, Materials companies Evraz Group, MMC Norilsk Nickel, and Mechel each exceeded 110% appreciation for the one-year period, and were among the country's main contributors. All but two of the Fund's Brazilian holdings appreciated over the one-year period, but most lagged their home market, leading to underperformance relative to the Index. Significant detractors included Grupo Pao de Acucar (up 8.0%), Braskem (up 33.7%), Embraer (up 19.1%), and Tele Norte Leste Participacoes (up 54.8%). In Taiwan, the Fund was negatively impacted by investments in Financial companies SinoPac Financial Holdings Co. (down 6.7%) and Chinatrust Financial Holding Co. (up 0.3%), and Information Technology companies United Microelectronics Corp. (up 0.5%) and Qisda Corp. (down 23.6%). Indian holdings Infosys Technologies (up 1.2%), Hindustan Petroleum Corp. (down 9.1%), and Bharat Petroleum Corp. (up 3.7%) also hindered the Fund's performance.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
OCTOBER 31, (UNAUDITED)

     Country allocation added value for the period. Underweighting Russia (up 33.6%), overweighting Brazil (up 110.2%), and underweighting Taiwan (up 38.6%) benefited the Fund, while underweighting China (up 155.7%) and overweighting Mexico (up 32.9%) detracted from performance.

     The Fund's basic philosophy remains focused on investing in attractively valued companies with above-average earnings growth expectation.

TOP TEN HOLDINGS

                                      % OF
                                   NET ASSETS
                                   ----------
RAO Gazprom                           2.7%
Companhia Vale do Rio Doce            2.2%
Petroleo Brasileiro S.A.              2.1%
China Mobile Ltd.                     1.7%
Samsung Electronics Company Ltd.      1.5%
Unibanco - Uniao de Bancos
   Brasileiros S.A.                   1.2%
America Movil, S.A.B. de C.V.         1.1%
LUKOIL Oil Co.                        1.0%
Sberbank RF                           1.0%
Kookmin Bank                          0.9%

SECTOR ALLOCATION

                                      % OF
                                    EQUITIES
                                    --------
Financials                            23.0%
Telecommunication Services            13.4%
Materials                             13.8%
Industrials                           13.1%
Energy                                10.2%
Information Technology                 9.5%
Consumer Discretionary                 9.1%
Utilities                              3.3%
Consumer Staples                       3.3%
Health Care                            1.3%

COUNTRY ALLOCATION*

                                   (PIE CHART)

                                      % OF
                                    EQUITIES
                                    --------
China/Hong Kong                       15.9%
South Korea                           14.7%
Brazil                                12.7%
Other Europe, Middle East, Africa      9.7%
Taiwan                                 9.5%
Russia                                 8.8%
India                                  8.6%
South Africa                           7.3%
Other Asia                             6.7%
Mexico                                 5.3%
Other Latin America                    0.8%

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets.

DOMESTIC BOND MARKET OVERVIEW
OCTOBER 31, 2007 (UNAUDITED)

     For the twelve-month period ended October 31, 2007, the investment grade fixed income market, as defined by the Lehman Brothers Aggregate Index (the "Index"), produced a 5.38% total return. Volatility rose substantially during the period as uncertainty surrounding subprime mortgages and related complex securities sent investors fleeing to quality. As a result, for the first time in several years, government securities posted the highest returns among the major Index sectors.


                          TOTAL RETURNS
                     PERIODS ENDED 10/31/07
                     ----------------------
                       6 MONTH   12 MONTH
                       -------   --------
Lehman Aggregate         2.68      5.38
Lehman Gov/Credit        2.83      5.37

SECTOR
U.S. Treasury            3.64      5.91
U.S. Agency              3.23      5.81
Mortgage-Backed          2.65      5.68
Commercial MBS           1.44      3.88
Asset-Backed             1.64      4.12
U.S. Credit              1.78      4.62

CREDIT RATING
Aaa                      2.95      5.62
Aa                       1.72      4.28
A                        1.52      4.11
Baa                      1.55      4.91


U.S.TREASURY YIELD     6 MONTH   12 MONTH
------------------     -------   --------
2 Year                   3.36      5.76
3 Year                   3.81      6.27
5 Year                   3.78      6.25
10 Year                  3.43      5.33
30 Year                  3.40      3.88

     The yield curve steepened substantially during the period as the Federal Reserve Bank (the "Fed") lowered the Fed Funds rate in response to the events that shook the bond market in mid-August. Subprime mortgages took center stage in what became an historic disruption in the residential mortgage market. The Fed responded aggressively by reducing the Fed Funds rate 50 basis points (0.50%) in September and another 25 basis points (0.25%) in late October leaving the Fed Funds rate at 4.50% at period end. Through much of 2007, the Fed's primary concern was that inflationary pressures from the tight labor market and rising commodity prices would threaten economic stability. However, the subprime disruption was so large and rapid that the Fed had to change course. While the Fed did make progress in calming the markets, additional rate cuts were expected by investors at period end.

                               (PERFORMANCE GRAPH)

     All credit sectors were adversely affected by the subprime mortgage disruption, but the Finance sector was at ground zero. The Finance sector, through its normal business operations, held a significant amount of exposure to subprime borrowers in the form of residential mortgages, asset-backed securities, and derivatives. While some entities fared better than others, the nature of the credit freeze was that entire sectors were pulled down - even those issuers with no subprime exposure at all. The element of uncertainty during market crises tends to broaden the scope of damage.

     Another disturbing aspect of this credit crunch was the speed with which it spread throughout the system. Subprime mortgages have been in existence for a long time, and the Fed had been raising interest rates for a long time (June 2004 - June 2006). However, the weak link was the fact that long-term assets (mortgages) were being financed by short-term investments (commercial paper), and when credit losses began to mount, short-term investors fled. In a sense, this disruption was caused by a classic mismatch of assets and liabilities. The credit losses initiated the problem, but the flight of capital substantially exacerbated it. Additionally, many of the structures in which subprime mortgages resided had capital requirements and other safeguards that required the sale of assets if credit losses rose. Unfortunately, selling assets into an illiquid market only makes things worse

DOMESTIC BOND MARKET OVERVIEW
OCTOBER 31, 2007 (UNAUDITED)

     Credit spreads moved out substantially during the period with 'A' and 'Aa' rated issuers performing the worst. These ratings primarily include the Finance sector issuers.

                               (PERFORMANCE GRAPH)

Source: Lehman Brothers

     One positive outcome for investment grade fixed-income investors was that leveraged buyout ("LBO") activity came to a halt. With cheap capital no longer available, equity-activist investors were forced to the sidelines. Furthermore, given the toll on bank balance sheets, several of the LBO deals that were in the pipeline were cancelled or restructured as the banks no longer had capacity to provide liquidity or bridge financing. Nearly every transaction that required financing from non-government sources was strained. Fortunately, Freddie Mac's and Fannie Mae's balance sheets were cleaned up over the past several years, and they had ample capacity during the crisis to fund agency-eligible prime mortgages.

     The markets were undoubtedly tested during the period, and the challenges will likely continue into 2008. The banks and brokerage companies that engineered this new-era capital are on the mend, and only small amounts of capital have been trickling into the affected markets. Unfortunately, housing is a large part of the economy, and the challenges run deep. The recovery from this disruption may take longer than many anticipate.

HIGH YIELD BOND MARKET OVERVIEW
OCTOBER 31, 2007 (UNAUDITED)

     The year ended October 2007 was characterized by two rather divergent periods. For the seven-month period through May 2007, high yield corporate bond valuations continued to tighten, with the JPMorgan Global High-Yield Index's yield spread (the difference in yield between the Index and Treasuries) narrowing from approximately 3.5% over Treasuries to an all-time range of just over 2.5%, as default rates remained very low and financial market liquidity was abundant. However, beginning in June 2007, the difficulties in the housing market, which had become evident in subprime mortgage securities, began to filter into the broader financial markets. As a result, investors became more risk averse and pending high yield supply (which was dominated by lower-rated leveraged buyout transactions) began to have difficulty getting done. Consequently, from June through the end of October 2007, yield spreads rose to approximately 4.5%.

     At period end, concerns regarding the expected slowdown in domestic economic growth and corporate earnings weighed on the corporate market. Moreover, the lower quality of recent high yield issuance was expected to put upward pressure on high yield default rates beginning in 2008. Nonetheless, actual defaults remained near 25-year lows at the end of October - consequently, the market appeared to already be pricing in a meaningful rise in intermediate-term default rates into the current level of yield spreads.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The Institutional Class of the High Yield Bond Fund returned 6.85% for the twelve months ended October 31, 2007. The Fund underperformed the JP Morgan Global High-Yield Index (the "Index") return of 7.62% and the Lipper High Current Yield Funds Index, which gained 7.11% for the period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/29/00* THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                                     ANNUALIZED TOTAL RETURNS
                                      PERIODS ENDED 10/31/07
                                  -----------------------------    VALUE OF
                                                        SINCE      $10,000
                                                        INCEP.    12/29/00-
                                  1 YEAR   5 YEARS   (12/29/00)    10/31/07
                                  ------   -------   ----------   ---------
Institutional Class(1,5) ......    6.85%      9.65%      8.75%    $17,742
PlanAhead Class(1,2,5) ........    6.52%      9.33%      8.49%     17,458
AMR Class (1,3,5) .............    6.90%      9.66%      8.75%     17,750
JPMorgan Global High-Yield
   Index  (4) .................    7.62%     12.71%      9.44%     18,527
Lipper High Current Yield
   Funds Index (4) ............    7.11%     11.98%      7.05%     15,929

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.

(2.) Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

(3.) Fund performance for the one-year, five-year and since inception periods represents the total returns achieved by the Institutional Class from 12/29/00 up to 9/4/07, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/29/00.

(4.) The JPMorgan Global High-Yield Index ("JPMorgan Index") is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(5.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead and AMR Class shares was 0.86%, 1.09% and 0.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index over the twelve-month period due to sub-Index returns on the Fund's cash balances and Fund expenses. Although the average cash balance over the period was a fairly modest 4.8%, it created a drag on Fund performance. These factors more than offset strong issue selection and sector allocation achieved by the Fund during the period.

     Issue selection in the Manufacturing sector added value, while selections in the Other Corporate and Cable/Media sectors detracted from performance for the period. From a sector allocation perspective, underweighting the Finance sector (up 1.8%) helped the Fund's relative performance, as it was the worst-performing sector for the period. The Fund's overweight position in the Cable/Media sector (up 9.1%) also added value, as the sector finished the twelve-month period as the third-best performing sector in the Index.

     The sub-advisors' "bottom-up", research intensive investment process, which focuses on companies with strong cash flow and fundamental credit strength, remains in place.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                                            % OF
                                                         NET ASSETS
                                                         ----------
General Motors Acceptance Corp., 6.875%, Due 9/15/2011      1.4%
Ford Motor Credit Co. LLC, 9.875%, Due 8/10/2011            1.0%
United Components, Inc., 9.375%, Due 6/15/2013              1.0%
Umbrella Acquisition, Inc., 9.750%, Due 3/15/2015           1.0%
Penske Auto Group, Inc., 7.750%, Due 12/15/2016             1.0%
Sheridan Group, Inc., 10.250%, Due 8/15/2011                1.0%
Newark Group, Inc., 9.750%, Due 3/15/2014                   1.0%
Edison Mission Energy, 7.000%, Due 5/15/2017                1.0%
Prestige Brands, Inc., 9.250%, Due 4/15/2012                0.9%
E*Trade Financial Corp., 8.000%, Due 6/15/2011              0.9%

SECTOR ALLOCATION

                                                             % OF
                                                         FIXED INCOME
                                                         ------------
Corporate                                                   100.0%

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in high yield securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The PlanAhead Class of the Enhanced Income Fund returned 6.76% for the twelve months ended October 31, 2007. Its benchmark, a blend of 75% Lehman Brothers Aggregate and 25% Merrill Lynch All U.S. Convertibles Index, returned 7.21%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 4.67% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/1/03* THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                                  ANNUALIZED TOTAL RETURNS
                                   PERIODS ENDED 10/31/07
                                ---------------------------   VALUE OF
                                                    SINCE     $10,000
                                                    INCEP.    7/1/03-
                                1 YEAR   3 YEARS   (7/1/03)   10/31/07
                                ------   -------   --------   --------
PlanAhead Class(1,4) ........    6.75%     4.78%     4.46%    $12,083
Enhanced Income
   Composite Index(2) .......    7.21%     5.08%     4.94%     12,324
Linked Lehman Bros
   Aggregrate Index (3) .....    5.38%     3.88%     6.11%     11,427
Merrill Lynch All U.S.
   Convertibles Index (3) ...   12.72%    10.04%    10.38%     15,339
Lipper Intermediate
   Investment Grade Index
   (3) ......................    4.67%     3.70%     3.58%     11,643

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Linked Lehman Brothers Aggregate Index and the Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion.

(3.) The Linked Lehman Brothers Aggregate Index represents returns of the Lehman
     Bros. Gov./Credit Intermediate Index ("Intermediate Index") up to October 31, 2006 and the Lehman Bros. Aggregate Index ("Aggregate Index") thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the PlanAhead Class shares was 0.96%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     The Fund's assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the "Manager") which invests primarily in income producing, short- and intermediate-term investment grade bonds and 25% to a sub-advisor which invests in convertible bonds, convertible preferreds, high yield bonds, and equities in order to enhance the potential return of the Fund.

     During the twelve-month period, the investment grade bond portion of the Fund returned 5.3% before expenses, compared to a 5.4% return for the Lehman Brothers Aggregate Index. This portion of the Fund benefited from security selection in the Asset-Backed sector, from an underweight position in Collateralized Mortgage-Backed Securities, the worst performing sector in the Lehman Brothers Aggregate, and from security selection in the U.S. Treasuries sector. This positive performance was offset by both security selection and an overweight position in Corporates, the second worst performing sector in the Index.

     The remaining portion of the Fund, managed by the Fund's sub-advisor, returned 15.2% before expenses. These results outperformed the 12.7% return of the Merrill Lynch All U.S. Convertibles Index ("ML Index"). This portion of the Fund was helped by having greater equity sensitivity relative to the ML Index. Convertible issues with higher equity sensitivity performed well, reflecting the positive returns within the equity markets for the period. However, this portion of the Fund also held common stocks and corporate bonds, in an effort to manage the risk/reward potential of the portfolio. While the common stocks outperformed the convertible market and the stock market as well, the higher-quality

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
OCTOBER 31, 2007

straight corporate debt detracted slightly from performance.

     The Manager and the Fund's sub-advisor remain focused on the Fund's investment objectives of generating income and capital appreciation.

TOP TEN HOLDINGS

                                                                  % OF
                                                               NET ASSETS
                                                               ----------
U.S. Treasury Note, 4.500%, Due 3/31/2012                         3.8%
Federal Home Loan Mortgage Corp., Pool #08079, 5.000%, Due
   9/1/2035                                                       2.5%
U.S. Treasury Note, 4.875%, Due 4/30/2011                         2.2%
Federal Home Loan Mortgage Corp., 5.125%, Due 4/18/2011           1.9%
U.S. Treasury Bond, 7.875%, Due 2/15/2021                         1.8%
U.S. Treasury Note, 4.750%, Due 5/15/2014                         1.8%
Federal National Mortgage Association, Pool #897820, 6.000%,
   Due 9/1/2036                                                   1.7%
Federal National Mortgage Association, Pool #745418, 5.500%,
   Due 4/1/2036                                                   1.7%
Federal National Mortgage Association, Pool #745275, 5.000%,
   Due 2/1/2036                                                   1.7%
Federal National Mortgage Association, 5.375%, Due 6/12/2017      1.4%

FIXED-INCOME SECTOR ALLOCATION

                            % OF
                         FIXED INCOME
                         ------------
Corporate Bonds             31.4%
Mortgage-Backed             27.2%
U.S. Treasury               17.5%
Convertible Bonds           15.0%
U.S. Agency                  4.6%
Asset-Backed                 4.3%

EQUITY SECTOR ALLOCATION

                          % OF
                         EQUITIES
                         --------
Industrials                27.4%
Information Technology     21.0%
Financials                 19.1%
Health Care                18.7%
Consumer Staples            6.1%
Consumer Discretionary      4.0%
Materials                   3.7%

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERMEDIATE BOND FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The Institutional Class of the Intermediate Bond Fund returned 5.83% for the twelve months ended October 31, 2007, outperforming the Lehman Brothers Aggregate Index (the "Index") return of 5.38% and the Lipper Intermediate Investment Grade Index return of 4.67% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/97 THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

                                 ANNUALIZED TOTAL RETURNS     VALUE OF
                                  PERIODS ENDED 10/31/07      $10,000
                               ---------------------------   10/31/97-
                               1 YEAR   5 YEARS   10 YEARS    10/31/07
                               ------   -------   --------   ---------
Institutional Class(1,3) ...    5.83%    4.40%      5.57%     $17,611
Lehman Bros. Agg.
   Index (2) ...............    5.38%    4.41%      5.91%      17,754
Lipper Intermediate Inv.
   Grade Index (2) .........    4.67%    4.59%      5.51%      17,102

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional Class shares was 0.38%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     A portion of the Fund's excess performance during the period was due to class action settlement proceeds that the Fund received in December 2006 related to investment activities in 2002. The remainder of the Fund's excess performance relative to the Index was primarily due to good security selection in the Corporate sector, where many of the Fund's holdings experienced upgrades in their quality ratings, and in the Collateralized Mortgage Obligations (CMO) sector. Although the Fund's average duration was similar to that of the Index over the course of the twelve-month period, it was overweighted in intermediate maturities (2 to 4 years), which was beneficial as the yield curve steepened.

     The Fund's investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities.

TOP TEN HOLDINGS

                                                % OF
                                             NET ASSETS
                                             ----------
U.S. Treasury Note, 4.750%, Due 5/15/2014       5.3%
U.S. Treasury Note, 4.500%, Due 3/31/2012       2.3%
U.S. Treasury Note, 4.875%, Due 4/30/2011       2.2%
U.S. Treasury Bond, 4.125%, Due 8/31/2012       2.0%
U.S. Treasury Note, 4.750%, Due 8/15/2017       1.6%
U.S. Treasury Note, 4.125%, Due 5/15/2015       1.3%
Federal Home Loan Mortgage Corp., 5.125%,
   Due 4/18/2011                                1.3%
Federal Home Loan Mortgage Corp., 5.250%,
   Due 2/24/2011                                1.2%
U.S. Treasury Bond, 4.750%, Due 2/15/2037       1.1%
Federal National Mortgage Association, TBA
   Nov 30, 6.500%, Due 12/1/2099                1.1%

SECTOR ALLOCATION

                   % OF
                   FIXED
                  INCOME
                  ------
Mortgage-Backed    36.9%
Corporates         28.8%
U.S. Treasury      22.6%
U.S. Agency         8.9%
Asset-Backed        2.8%

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
OCTOBER 31, 2007

     The Institutional Class of the Short-Term Bond Fund returned 5.61% for the twelve months ended October 31, 2007, which slightly underperformed the Merrill Lynch 1-3 Year Gov/Corp Index (the "Index") return of 5.67% but substantially outperformed the Lipper Short Investment Grade Bond Funds Index ("Lipper") return of 4.50%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/97 THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

                                 ANNUALIZED TOTAL RETURNS     VALUE OF
                                  PERIODS ENDED 10/31/07      $10,000
                               ---------------------------   10/31/97-
                               1 YEAR   5 YEARS   10 YEARS    10/31/07
                               ------   -------   --------   ---------
Institutional Class(1,3 ....    5.61%    3.46%      4.76%     $15,914
PlanAhead Class(1,3 ........    5.08%    2.94%      4.25%      15,167
Merrill Lynch 1-3 Yr.
   Gov./Corp. Index(2) .....    5.67%    3.20%      4.88%      16,106
Lipper Short Inv. Grade
   Index (2 ................    4.50%    3.05%      4.29%      15,215

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the PlanAhead Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

(2.) The Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional and PlanAhead Class shares was 0.36% and 0.91%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     A portion of the Fund's return during the period was attributable to class action settlement proceeds that the Fund received in December 2006 that were related to investment activity in 2002.

     The Fund's relative return during the period reflects a combination of an overweight position in the credit sectors, which underperformed, and a slightly longer duration than the Index, which resulted in outperformance. As compared to Lipper, the Fund outperformed due to Lipper's exposure to high-yield corporates, subprime mortgages and home-equity mortgages - all of which underperformed significantly. The Fund had no exposure to these asset classes.

     During the period, the Fund held an overweight position in investment-grade corporates, which underperformed as credit spreads widened during the credit market turmoil. The Fund generally maintains an overweight position in this sector to generate incremental yield to maturity; however, periodic market disruptions can cause corporates to underperform. To protect against these events, the Fund's holdings are limited to investment-grade issuers that we believe are likely to weather such unexpected volatility.

     The Fund benefited from its slightly longer duration, relative to the Index, as interest rates declined during the period. Treasuries and agencies saw the most significant decline during the flight-to-quality, but corporate and asset-backed yields declined as well. The Fund will likely maintain a slightly longer duration until the economic situation begins to stabilize.

     Overall, the period was challenging, but we continue to be confident in the long-term success of the Fund's investment strategy. As market conditions begin to stabilize in upcoming periods, we will look to take advantage of opportunities to generate attractive long-term returns.

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
OCTOBER 31, 2007

TOP TEN HOLDINGS

                                                                  % OF
                                                               NET ASSETS
                                                               ----------
General Electric Capital Corp., 5.875%, Due 2/15/2012             3.3%
USAA Auto Owner Trust, 5.550%, Due 2/15/2013                      3.3%
Banc of America Securities Auto Trust, 4.080%, Due 4/18/2010      3.2%
HSBC Automotive Trust, 4.350%, Due 6/18/2012                      3.2%
Merrill Lynch & Co., Inc., 6.00%, Due 2/17/2009                   2.7%
John Deere Capital Corp., 4.125%, Due 1/15/2010                   2.7%
Comerica Bank, 6.000%, Due 10/1/2008                              2.4%
MBNA Corp., 7.500% , Due 3/15/2012                                2.3%
John Hancock Global Funding II, 7.900%, Due 7/2/2010              2.3%
National Westminster Bank plc, 7.375%, Due 10/1/2009              2.3%

SECTOR ALLOCATION

                      % OF
                  FIXED INCOME
                  ------------
Corporate             68.9%
Asset-Backed          25.2%
Mortgage-Backed        5.9%

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

FUND EXPENSES - HYPOTHETICAL
OCTOBER 31, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2007 through October 31, 2007.

ACTUAL EXPENSES

     The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the "Expenses Paid During Period" for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

                                                                    SMALL CAP
                                          LARGE CAP                   VALUE       EMERGING
                               BALANCED     GROWTH      MID-CAP    OPPORTUNITY    MARKETS    HIGH YIELD   INTERMEDIATE   SHORT-TERM
INSTITUTIONAL CLASS              FUND        FUND     VALUE FUND       FUND         FUND      BOND FUND     BOND FUND     BOND FUND
-------------------           ---------   ---------   ----------   -----------   ---------   ----------   ------------   ----------
Beginning Account Value
   5/1/07 .................   $1,000.00   $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00      $1,000.00
Ending Account Value
   10/31/07 ...............   $1,014.51   $1,055.02    $  949.95    $  939.09    $1,354.23    $1,005.02    $1,026.96      $1,024.25
Expenses Paid During Period
   5/1/07-10/31/07 * ......   $    2.89   $    4.66    $    4.47    $    5.13    $   10.15    $    4.35    $    1.79      $    1.94
Annualized Expense Ratio ..        0.57%       0.90%        0.91%        1.05%        1.71%        0.86%        0.35%          0.38%

                                                       SMALL CAP
                                           MID-CAP       VALUE       EMERGING                ENHANCED
                               BALANCED     VALUE     OPPORTUNITY    MARKETS    HIGH YIELD    INCOME     SHORT-TERM
PLANAHEAD CLASS                  FUND        FUND         FUND         FUND      BOND FUND     FUND       BOND FUND
---------------               ---------   ---------   -----------   ---------   ----------   ---------   ----------
Beginning Account Value
   5/1/07 .................   $1,000.00   $1,000.00    $1,000.00    $1,000.00    $1,000.00   $1,000.00    $1,000.00
Ending Account Value
   10/31/07 ...............   $1,013.43   $  949.74    $  939.67    $1,351.41    $1,002.99   $1,033.69    $1,022.85
Expenses Paid During Period
   5/1/07-10/31/07 * ......   $    4.21   $    6.09    $    6.40    $   12.09    $    5.45   $    4.87    $    4.49
Annualized Expense Ratio ..        0.83%       1.24%        1.31%        2.04%        1.08%       0.95%        0.88%

                                           MID-CAP
                               BALANCED     VALUE
SERVICE CLASS                    FUND       FUND**
-------------                 ---------   ---------
Beginning Account Value
   5/1/07 .................   $1,000.00   $1,000.00
Ending Account Value
   10/31/07 ...............   $1,012.19   $  933.50
Expenses Paid During Period
   5/1/07-10/31/07 * ......   $    5.38   $    4.93
Annualized Expense Ratio ..        1.06%       1.50%

                                          LARGE CAP                 EMERGING
                               BALANCED     GROWTH      MID-CAP     MARKETS     HIGH YIELD
AMR CLASS                        FUND        FUND     VALUE FUND      FUND     BOND FUND**
---------                     ---------   ---------   ----------   ---------   -----------
Beginning Account Value
   5/1/07 .................   $1,000.00   $1,000.00    $1,000.00   $1,000.00    $1,000.00
Ending Account Value
   10/31/2007 .............   $1,016.41   $1,056.09    $  952.71   $1,356.14    $1,029.41
Expenses Paid During Period
   5/1/07-10/31/07 * ......   $    1.58   $    3.16    $    3.49   $    8.73    $    0.97
Annualized Expense Ratio ..        0.31%       0.61%        0.71%       1.47%        0.61%

----------
* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half- year period.

** Beginning Account Value for the Mid-Cap Value Fund - Service Class is as of 6/29/07 and for the High-Yield Bond Fund - AMR Class is as of 9/4/07 (inception dates of the Classes). Expenses are equal to the Class' annualized ratios for the period multiplied by the average account value for the period multiplied by the number derived by dividing the number of days in the period (125) and (58), respectively by days in the year (365).

                             See accompanying notes

FUND EXPENSES - ACTUAL
OCTOBER 31, 2007 (UNAUDITED

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                                    SMALL CAP
                                          LARGE CAP                   VALUE       EMERGING
                               BALANCED     GROWTH      MID-CAP    OPPORTUNITY    MARKETS    HIGH YIELD   INTERMEDIATE   SHORT-TERM
INSTITUTIONAL CLASS              FUND        FUND     VALUE FUND       FUND         FUND      BOND FUND     BOND FUND     BOND FUND
-------------------           ---------   ---------   ----------   -----------   ---------   ----------   ------------   ----------
Beginning Account Value
   5/1/07 .................   $1,000.00   $1,000.00   $1,000.00     $1,000.00    $1,000.00    $1,000.00    $1,000.00      $1,000.00
Ending Account Value
   10/31/07 ...............   $1,022.33   $1,020.67   $1,020.62     $1,019.91    $1,016.59    $1,020.87    $1,023.44      $1,023.29
Expenses Paid During Period
   5/1/07-10/31/07 * ......   $    2.91   $    4.58   $    4.63     $    5.35    $    8.69    $    4.38    $    1.79      $    1.94
Annualized Expense Ratio ..        0.57%       0.90%       0.91%         1.05%        1.71%        0.86%        0.35%          0.38%

                                                       SMALL CAP
                                           MID-CAP       VALUE       EMERGING                ENHANCED
                               BALANCED     VALUE     OPPORTUNITY    MARKETS    HIGH YIELD    INCOME     SHORT-TERM
PLANAHEAD CLASS                  FUND        FUND         FUND         FUND      BOND FUND     FUND       BOND FUND
---------------               ---------   ---------   -----------   ---------   ----------   ---------   ----------
Beginning Account Value
   5/1/07 .................   $1,000.00   $1,000.00    $1,000.00    $1,000.00   $1,000.00    $1,000.00   $1,000.00
Ending Account Value
   10/31/07 ...............   $1,021.02   $1,018.95    $1,018.60    $1,014.92   $1,019.76    $1,020.42   $1,020.77
Expenses Paid During Period
   5/1/07-10/31/07 * ......   $    4.23   $    6.31    $    6.67    $   10.36   $    5.50    $    4.84   $    4.48
Annualized Expense Ratio ..        0.83%       1.24%        1.31%        2.04%       1.08%        0.95%       0.88%

                                           MID-CAP
                               BALANCED     VALUE
SERVICE CLASS                    FUND       FUND**
-------------                 ---------   ---------
Beginning Account Value
   5/1/07                     $1,000.00   $1,000.00
Ending Account Value
   10/31/07                   $1,019.86   $1,017.64
Expenses Paid During Period
   5/1/07-10/31/07 *          $    5.40   $    7.63
Annualized Expense Ratio           0.83%       1.24%

                                          LARGE CAP                 EMERGING
                               BALANCED     GROWTH      MID-CAP     MARKETS     HIGH YIELD
AMR CLASS                        FUND        FUND     VALUE FUND      FUND     BOND FUND**
---------                     ---------   ---------   ----------   ---------   -----------
Beginning Account Value
   5/1/07 .................   $1,000.00   $1,000.00    $1,000.00   $1,000.00    $1,000.00
Ending Account Value
   10/31/07 ...............   $1,023.64   $1,022.13    $1,021.63   $1,017.80    $1,022.13
Expenses Paid During Period
   5/1/07-10/31/07 * ......   $    1.58   $    3.11    $    3.62   $    7.48    $    3.11
Annualized Expense Ratio ..        0.31%       0.61%        0.71%       1.47%        0.61%

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year ( 184 ) by days in the year ( 365 ) to reflect the half-year period.

** Beginning Account Value for the Mid-Cap Value Fund - Service Class is as of 6/29/07 and for the High-Yield Bond Fund - AMR Class is as of 9/4/07 (inception dates of the Classes). Expenses are equal to the Class' annualized ratios for the period multiplied by the average account value for the period multiplied by the number derived by dividing the number of days in the period (125) and (58), respectively by days in the year (365).

                             See accompanying notes

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds (comprised of American Beacon Balanced Fund, American Beacon Emerging Markets Fund, American Beacon Enhanced Income Fund, American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Short-Term Bond Fund, and American Beacon Small Cap Value Opportunity
Fund) (collectively the "Funds"), including the schedules of investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Dallas, Texas
December 21, 2007

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
COMMON STOCKS - 57.50%
CONSUMER DISCRETIONARY - 6.17%
HOTELS, RESTAURANTS & LEISURE - 1.00%
   Carnival Corp. + ..................................      155,300   $    7,451
   Wyndham Worldwide Corp. ...........................      127,200        4,176
                                                                      ----------
                                                                          11,627
                                                                      ----------
HOUSEHOLD DURABLES - 1.53%
   Centex Corp. + ....................................      168,200        4,215
   Fortune Brands, Inc. ..............................       54,200        4,541
   Koninklijke (Royal) Philips Electronics NV ........       31,931        1,320
   Lennar Corp. + ....................................      107,000        2,445
   Newell Rubbermaid, Inc. ...........................       60,400        1,761
   Pulte Homes, Inc. + ...............................      234,100        3,474
                                                                      ----------
                                                                          17,756
                                                                      ----------
MEDIA - 1.16%
   CBS Corp. .........................................       83,900        2,408
   Citadel Broadcasting Corp. + ......................        6,427           28
   Idearc, Inc. + ....................................       54,600        1,473
   Interpublic Group of Cos., Inc. ## + ..............      361,700        3,744
   R.H. Donnelley Corp. ## + .........................       49,700        2,726
   Walt Disney Co. Ltd. ..............................       89,400        3,096
                                                                      ----------
                                                                          13,475
                                                                      ----------
MULTILINE RETAIL - 1.34%
   Macy's, Inc. ......................................      121,154        3,880
   Target Corp. ......................................       65,500        4,019
   Wal-Mart Stores, Inc. .............................      170,000        7,686
                                                                      ----------
                                                                          15,585
                                                                      ----------
SPECIALTY RETAIL - 1.14%
   Gap, Inc. .........................................      202,300        3,824
   Home Depot, Inc. ..................................      278,750        8,783
   Liz Claiborne, Inc. + .............................       23,600          672
                                                                      ----------
                                                                          13,279
                                                                      ----------
TOTAL CONSUMER DISCRETIONARY .........................                    71,722
                                                                      ----------
CONSUMER STAPLES - 3.81%
BEVERAGES - 0.54%
   Diageo plc, ADR ...................................       68,200        6,257
                                                                      ----------
   FOOD & DRUG RETAILING - 0.18%
   Safeway, Inc. .....................................       60,100        2,043
                                                                      ----------
   FOOD PRODUCTS - 0.60%
   General Mills, Inc. ...............................       24,200        1,397
   Kraft Foods, Inc. .................................      168,045        5,615
                                                                      ----------
                                                                           7,012
                                                                      ----------

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
TOBACCO - 2.49%
   Altria Group, Inc. ................................      164,700   $   12,012
   Imperial Tobacco Group plc, ADR ...................      121,900       12,390
   UST, Inc. + .......................................       85,100        4,537
                                                                      ----------
                                                                          28,939
                                                                      ----------
TOTAL CONSUMER STAPLES ...............................                    44,251
                                                                      ----------
ENERGY - 5.19%
OIL & GAS - 5.19%
   Chevron Corp. .....................................       92,028        8,421
   ConocoPhillips ....................................      240,976       20,473
   Devon Energy Corp. ................................      111,100       10,377
   Duke Energy Corp. .................................      224,700        4,308
   Occidental Petroleum Corp. ........................      158,200       10,924
   Royal Dutch Shell plc, ADR ........................       46,900        4,092
   Sunoco, Inc. ......................................       23,700        1,744
                                                                      ----------
TOTAL ENERGY .........................................                    60,339
                                                                      ----------
FINANCIALS - 15.72%
BANKS - 4.68%
   Bank of America Corp. .............................      454,996       21,967
   Bank of New York Mellon Corp. .....................           77            4
   Comerica, Inc. ....................................       33,500        1,564
   First Horizon National Corp. + ....................       29,500          769
   KeyCorp + .........................................       29,200          831
   National City Corp. ...............................       75,300        1,826
   SunTrust Banks, Inc. ..............................       18,500        1,343
   U.S. Bancorp ......................................      126,360        4,190
   UnionBanCal Corp. .................................       15,900          859
   Wachovia Corp. ....................................      164,100        7,504
   Washington Mutual, Inc. + .........................      317,000        8,838
   Wells Fargo & Co. .................................      138,000        4,693
                                                                      ----------
                                                                          54,388
                                                                      ----------
DIVERSIFIED FINANCIALS - 6.24%
   Bear Stearns Cos., Inc. + .........................       80,600        9,156
   Capital One Financial Corp. .......................       31,000        2,033
   Citigroup, Inc. ...................................      450,042       18,857
   Discover Financial Services .......................       30,600          591
   Federal Home Loan Mortgage Corp. ..................       89,700        4,685
   Federal National Mortgage Association .............       46,700        2,664
   Goldman Sachs Group, Inc. .........................       21,100        5,231
   JP Morgan Chase & Co. .............................      299,534       14,078
   Merrill Lynch & Co., Inc. .........................       49,400        3,261
   Morgan Stanley Dean Witter & Co. ..................       62,600        4,211
   SLM Corp. .........................................      165,200        7,791
                                                                      ----------
                                                                          72,558
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
INSURANCE - 4.61%
   ACE Ltd. ..........................................       87,300   $    5,291
   Allstate Corp. ....................................       28,800        1,509
   American International Group, Inc. ................      145,400        9,178
   Conseco, Inc. ## ..................................      100,900        1,593
   Genworth Financial, Inc. ..........................      178,500        4,873
   Hartford Financial Services Group, Inc. ...........       16,800        1,630
   MetLife, Inc. .....................................      136,080        9,369
   Travelers Companies, Inc. .........................      161,800        8,448
   UnumProvident Corp. + .............................      106,300        2,481
   XL Capital Ltd. ...................................      128,100        9,217
                                                                      ----------
                                                                          53,589
                                                                      ----------
REAL ESTATE - 0.19%
   St. Joe Co. + .....................................       63,400        2,147
                                                                      ----------
TOTAL FINANCIALS .....................................                   182,682
                                                                      ----------
HEALTH CARE - 5.82%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.87%
   Baxter International, Inc. ........................      119,300        7,159
   Covidien Ltd. .....................................       71,525        2,976
                                                                      ----------
                                                                          10,135
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES - 1.19%
   Cigna Corp. .......................................      104,100        5,464
   Omnicare, Inc. + ..................................        6,800          201
   UnitedHealth Group, Inc. ..........................       56,600        2,782
   WellPoint, Inc. ## ................................       68,300        5,411
                                                                      ----------
                                                                          13,858
                                                                      ----------
PHARMACEUTICALS - 3.76%
   Amgen, Inc. ## ....................................       11,400          662
   AstraZeneca plc, ADR ..............................       53,900        2,646
   Bristol-Myers Squibb Co. ..........................      342,900       10,284
   Eli Lilly & Co. ...................................      108,200        5,859
   Johnson & Johnson .................................       54,400        3,545
   Merck & Co., Inc. .................................       28,900        1,684
   Pfizer, Inc. ......................................      629,400       15,490
   Wyeth Corp. .......................................       72,100        3,506
                                                                      ----------
                                                                          43,676
                                                                      ----------
TOTAL HEALTH CARE ....................................                    67,669
                                                                      ----------
INDUSTRIALS - 7.38%
AEROSPACE & DEFENSE - 1.69%
   Boeing Co. ........................................       60,700        5,984
   Northrop Grumman Corp. ............................       52,500        4,390
   Raytheon Co. ......................................       78,900        5,019

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   United Technologies Corp. .........................       56,100   $    4,297
                                                                      ----------
                                                                          19,690
                                                                      ----------
AIR FREIGHT & COURIERS - 0.22%
   FedEx Corp. .......................................       24,500        2,532
                                                                      ----------
INDUSTRIAL CONGLOMERATES - 3.20%
   3M Co. ............................................       54,900        4,741
   General Electric Co. ..............................      237,700        9,784
   Honeywell International, Inc. .....................      221,500       13,381
   Textron, Inc. .....................................       72,200        4,997
   Tyco International Ltd. ...........................      104,025        4,282
                                                                      ----------
                                                                          37,185
                                                                      ----------
MACHINERY - 1.76%
   Caterpillar, Inc. .................................       75,900        5,663
   Flowserve Corp. ...................................       17,600        1,389
   Illinois Tool Works, Inc. + .......................      143,900        8,240
   ITT Industries, Inc. ..............................       77,000        5,153
                                                                      ----------
                                                                          20,445
                                                                      ----------
TRANSPORTATION INFRASTRUCTURE - 0.51%
   Burlington Northern Santa Fe Corp. ................       68,900        6,005
                                                                      ----------
TOTAL INDUSTRIALS ....................................                    85,857
                                                                      ----------
INFORMATION TECHNOLOGY - 5.87%
COMMUNICATIONS EQUIPMENT - 0.32%
   Nokia Corp., ADR ..................................       93,500        3,714
                                                                      ----------
COMPUTERS & PERIPHERALS - 2.30%
   Hewlett-Packard Co. ...............................      230,800       11,928
   International Business Machines Corp. .............      126,900       14,735
                                                                      ----------
                                                                          26,663
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.72%
   Intel Corp. .......................................      124,300        3,343
   Tyco Electronics Ltd. .............................      141,625        5,052
                                                                      ----------
                                                                           8,395
                                                                      ----------
IT CONSULTING & SERVICES - 0.70%
   Electronic Data Systems Corp. .....................      378,000        8,161
                                                                      ----------
SOFTWARE - 1.83%
   CA, Inc. ..........................................      371,274        9,820
   Microsoft Corp. ...................................      235,700        8,676
   Oracle Corp. ## ...................................      125,100        2,774
                                                                      ----------
                                                                          21,270
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY .........................                    68,203
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
MATERIALS - 1.56%
CHEMICALS - 1.56%
   Air Products & Chemicals, Inc. ....................       31,200   $    3,053
   Dow Chemical Co. ..................................       50,100        2,256
   E. I. du Pont de Nemours & Co. ....................      154,700        7,659
   Eastman Chemical Co. + ............................       40,600        2,704
   PPG Industries, Inc. ..............................       32,600        2,437
                                                                      ----------
TOTAL MATERIALS ......................................                    18,109
                                                                      ----------
TELECOMMUNICATION SERVICES - 2.70%
DIVERSIFIED TELECOMMUNICATION - 2.70%
   AT&T, Inc. ........................................      400,277       16,728
   Verizon Communications, Inc. ......................      318,028       14,651
                                                                      ----------
TOTAL TELECOMMUNICATION SERVICES .....................                    31,379
                                                                      ----------
UTILITIES - 3.28%
ELECTRIC UTILITIES - 2.75%
   CenterPoint Energy, Inc. + ........................      143,000        2,397
   Dominion Resources, Inc. ..........................       56,800        5,205
   Entergy Corp. .....................................       76,800        9,206
   Exelon Corp. ......................................      137,100       11,349
   FPL Group, Inc. ...................................       31,600        2,162
   Public Service Enterprise Group, Inc. .............       17,600        1,682
                                                                      ----------
                                                                          32,001
                                                                      ----------
GAS UTILITIES - 0.53%
   Spectra Energy Corp. ..............................      236,100        6,134
                                                                      ----------
TOTAL UTILITIES ......................................                    38,135
                                                                      ----------
TOTAL COMMON STOCKS ..................................                   668,346
                                                                      ----------

                                                             PAR
                                                           AMOUNT
                                                         ----------
CORPORATE OBLIGATIONS - 9.85%
AEROSPACE & DEFENSE - 0.05%
   Raytheon Co.,
      5.375%, Due 4/1/2013 ...........................   $      550          551
                                                                      ----------
BANKS - 1.32%
   Banco Popular North America, Inc.,
      4.25%, Due 4/1/2008 ............................          500          498
   Bank of America Corp.,
      5.375%, Due 8/15/2011 ..........................          570          575
      5.375%, Due 6/15/2014 ..........................          595          593
      7.80%, Due 9/15/2016 ...........................        1,000        1,118
      6.00%, Due 9/1/2017 ............................          600          612
   Bank One Corp.,
      5.90%, Due 11/15/2011 ..........................        1,225        1,253
      4.90%, Due 4/30/2015 ...........................          450          428

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Citigroup, Inc.,
      5.125%, Due 2/14/2011 ..........................   $    2,700   $    2,702
   Credit Suisse First Boston,
      6.50%, Due 5/1/2008 + ++ .......................          750          755
   ING Bank, NV,
      5.125%, Due 5/1/2015 ++ ........................          450          434
   JP Morgan Chase & Co.,
      6.75%, Due 2/1/2011 ............................        1,350        1,413
   National City Bank,
      4.50%, Due 3/15/2010 ...........................        1,500        1,484
   Synovus Financial Corp.,
      4.875%, Due 2/15/2013 ..........................          450          443
   Wachovia Corp.,
      5.30%, Due 10/15/2011 ..........................          500          500
      5.70%, Due 8/1/2013 ............................          405          408
   Washington Mutual Finance Corp.,
      6.875%, Due 5/15/2011 ..........................          660          696
   Washington Mutual, Inc.,
      8.25%, Due 4/1/2010 ............................          500          525
      4.625%, Due 4/1/2014 ...........................        1,050          911
                                                                      ----------
                                                                          15,348
                                                                      ----------
BASIC MATERIALS - 0.03%
   Weyerhaeuser Co.,
      5.95%, Due 11/1/2008 ...........................          340          342
                                                                      ----------
COMMUNICATIONS - 0.77%
   Comcast Cable Communications Holdings, Inc.,
      8.375%, Due 3/15/2013 ..........................        1,050        1,185
   Comcast Corp.,
      5.30%, Due 1/15/2014 ...........................          710          698
      5.875%, Due 2/15/2018 ..........................          500          499
      6.45%, Due 3/15/2037 ...........................        2,630        2,651
   Time Warner Cable, Inc.,
      5.85%, Due 5/1/2017 ............................        1,180        1,170
   Viacom, Inc.,
      6.875%, Due 4/30/2036 ..........................        2,685        2,724
                                                                      ----------
                                                                           8,927
                                                                      ----------
CONSUMER DISCRETIONARY - 0.16%
   Costco Wholesale Corp.,
      5.50%, Due 3/15/2017 ...........................          415          408
   Wal-Mart Stores, Inc.,
      4.55%, Due 5/1/2013 ............................          790          772
      7.55%, Due 2/15/2030 ...........................          550          642
                                                                      ----------
                                                                           1,822
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 0.09%
Diageo Capital PLC,
   5.75%, Due 10/23/2017 .............................   $      440   $      438
PepsiCo, Inc.,
   5.15%, Due 5/15/2012 ..............................          670          679
                                                                      ----------
                                                                           1,117
                                                                      ----------
ELECTRIC/GAS - 0.06%
Kraft Foods, Inc.,
   6.50%, Due 8/11/2017 ..............................          655          687
                                                                      ----------
ELECTRONIC COMPONENTS - 0.12%
Tyco Electronics Group SA,
   6.55%, Due 10/1/2017 ++ ...........................          845          862
   7.125%, Due 10/1/2037 ++ ..........................          500          523
                                                                      ----------
                                                                           1,385
                                                                      ----------
ENERGY - 0.36%
Apache Corp.,
   5.25%, Due 4/15/2013 ..............................        1,055        1,057
Canadian Natural Resources Ltd.,
   6.70%, Due 7/15/2011 ..............................          410          430
   5.70%, Due 5/15/2017 ..............................          520          515
   6.25%, Due 3/15/2038 ..............................          500          494
EOG Resources, Inc.,
   4.75%, Due 3/15/2014 ++ ...........................          550          539
   5.875%, Due 9/15/2017 .............................          375          383
Marathon Oil Corp.,
   6.60%, Due 10/1/2037 ..............................          240          250
Weatherford International, Inc.,
   5.95%, Due 6/15/2012 ++ ...........................          510          520
                                                                      ----------
                                                                           4,188
                                                                      ----------
FINANCE - 1.97%
American General Finance Corp.,
   4.875%, Due 5/15/2010 .............................          500          497
   4.00%, Due 3/15/2011 ..............................        1,245        1,189
Ameriprise Financial, Inc.,
   5.35%, Due 11/15/2010 .............................          975          983
Capital One Financial Corp.,
   5.70%, Due 9/15/2011 ..............................          490          485
Federal National Mortgage Association,
   6.00%, Due 4/18/2036 + ............................        6,680        6,872
General Electric Capital Corp.,
   4.375%, Due 3/3/2012 ..............................          995          966
   5.65%, Due 6/9/2014 ...............................        1,050        1,070
Goldman Sachs Group, Inc.,
   4.75%, Due 7/15/2013 ..............................          550          527
   6.25%, Due 9/1/2017 ...............................          550          559
   6.75%, Due 10/1/2037 ..............................        1,237        1,242

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
HSBC Finance Corp.,
   5.25%, Due 1/14/2011 ..............................   $    2,150   $    2,139
International Lease Finance Corp.,
   6.375%, Due 3/15/2009 .............................        1,025        1,042
   5.75%, Due 6/15/2011 ..............................          475          480
Lehman Brothers Holdings, Inc.,
   4.25%, Due 1/27/2010 ..............................          450          436
   6.20%, Due 9/26/2014 ..............................          150          151
   6.875%, Due 7/17/2037 .............................        2,695        2,670
Merrill Lynch & Co., Inc.,
   6.11%, Due 1/29/2037 ..............................          560          515
Wells Fargo & Co.,
   5.25%, Due 10/23/2012 .............................        1,040        1,042
                                                                      ----------
                                                                          22,865
                                                                      ----------
HEALTH CARE - 0.03%
Covidien International Finance SA,
   5.45%, Due 10/15/2012 ++ ..........................          360          361
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.01%
   6.00%, Due 10/15/2017 ++ ..........................          180          182
                                                                      ----------
INDUSTRIALS - 1.49%
Caterpillar Financial Services Corp.,
   4.15%, Due 1/15/2010 ..............................          500          493
Con-way, Inc.,
   8.875%, Due 5/1/2010 ..............................        1,850        1,999
Covidien International Finance SA,
   6.55%, Due 10/15/2037 ++ ..........................          578          589
CRH America, Inc.,
   6.00%, Due 9/30/2016 ..............................          985          970
Daimler Finance NA LLC,
   7.75%, Due 1/18/2011 ..............................        1,000        1,076
   5.875%, Due 3/15/2011 .............................          450          460
   5.75%, Due 9/8/2011 ...............................          550          560
John Deere Capital Corp.,
   4.125%, Due 1/15/2010 .............................        1,250        1,231
   5.40%, Due 10/17/2011 .............................          655          662
Kraft Foods, Inc.,
   7.00%, Due 8/11/2037 ..............................        1,990        2,162
Masco Corp.,
   6.125%, Due 10/3/2016 .............................          430          427
Nissan Motor Acceptance Corp.,
   5.625%, Due 3/14/2011 ++ ..........................          500          508
Norfolk Southern Corp.,
   8.625%, Due 5/15/2010 .............................          500          541
Starbucks Corp.,
   6.25%, Due 8/15/2017 ..............................          400          408

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
Target Corp.,
   6.50%, Due 10/15/2037 .............................   $      445   $      451
Unilever Capital Corp.,
   7.125%, Due 11/1/2010 .............................        2,000        2,133
Union Pacific Corp.,
   3.875%, Due 2/15/2009 .............................          775          763
   6.50%, Due 4/15/2012 ..............................          450          470
Wal-Mart Stores, Inc.,
   6.50%, Due 8/15/2037 ..............................        1,340        1,409
                                                                      ----------
                                                                          17,312
                                                                      ----------
INSURANCE - 0.98%
Aegon Funding Corp.,
   5.75%, Due 12/15/2020 .............................          450          451
American International Group, Inc.,
   6.25%, Due 5/1/2036 ...............................          550          562
ASIF Global Financing,
   3.90%, Due 10/22/2008 ++ ..........................          700          691
Hartford Financial Services Group, Inc.,
   5.25%, Due 10/15/2011 .............................        1,150        1,144
   5.375%, Due 3/15/2017 .............................          685          669
John Hancock Global Funding II,
   7.90%, Due 7/2/2010 ++ ............................        1,500        1,609
Liberty Mutual Insurance Co.,
   7.875%, Due 10/15/2026 + ++ .......................        1,500        1,693
Lincoln National Corp.,
   4.75%, Due 2/15/2014 ..............................          200          192
MetLife, Inc.,
   5.375%, Due 12/15/2012 ............................          660          665
   5.00%, Due 6/15/2015 ..............................          485          463
   6.375%, Due 6/15/2034 .............................          525          531
Metropolitan Life Global Funding I,
   4.625%, Due 8/19/2010 ++ ..........................        1,200        1,197
Prudential Financial, Inc.,
   4.50%, Due 7/15/2013 ..............................          550          524
   5.10%, Due 9/20/2014 ..............................          690          666
Willis North America, Inc.,
   6.20%, Due 3/28/2017 ..............................          360          363
                                                                      ----------
                                                                          11,420
                                                                      ----------
PHARMACEUTICALS - 0.55%
Abbott Laboratories,
   5.60%, Due 5/15/2011 ..............................          305          312
Amgen, Inc.,
   4.00%, Due 11/18/2009 .............................          540          531
AstraZeneca plc,
   5.40%, Due 9/15/2012 ..............................          980          989
   6.45%, Due 9/15/2037 ..............................        2,480        2,613

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
Hospira, Inc.,
   6.05%, Due 3/30/2017 ..............................   $      360   $      359
Schering-Plough Corp.,
   6.75%, Due 12/1/2033 ..............................          600          642
Wyeth Corp.,
   5.50%, Due 2/1/2014 ...............................          935          938
                                                                      ----------
                                                                           6,384
                                                                      ----------
REAL ESTATE - 0.38%
Equity Residential,
   5.125%, Due 3/15/2016 .............................          895          839
iStar Financial, Inc.,
   5.85%, Due 3/15/2017 + ............................          750          669
ProLogis Trust,
   7.10%, Due 4/15/2008 ..............................          470          472
   5.50%, Due 4/1/2012 ...............................          450          445
   5.625%, Due 11/15/2016 ............................          450          432
Simon Property Group LP,
   6.375%, Due 11/15/2007 ............................          400          400
   5.375%, Due 6/1/2011 ..............................          450          449
   5.75%, Due 12/1/2015 ..............................          710          696
                                                                      ----------
                                                                           4,402
                                                                      ----------
TECHNOLOGY - 0.10%
Cisco Systems, Inc.,
   5.25%, Due 2/22/2011 ..............................          450          455
   5.50%, Due 2/22/2016 ..............................          725          728
                                                                      ----------
                                                                           1,183
                                                                      ----------
TELEPHONE - 0.58%
America Movil, S.A. de C.V.,
   6.375%, Due 3/1/2035 ..............................          550          565
AT&T Wireless Services, Inc.,
   7.875%, Due 3/1/2011 ..............................          550          596
AT&T, Inc.,
   5.10%, Due 9/15/2014 ..............................          625          614
   5.625%, Due 6/15/2016 .............................        1,140        1,151
   6.80%, Due 5/15/2036 ..............................          225          246
Cingular Wireless Services, Inc.,
   8.75%, Due 3/1/2031 ...............................          445          575
Deutsche Telekom AG,
   8.00%, Due 6/15/2010 ..............................          380          407
Nextel Communications, Inc.,
   6.875%, Due 10/31/2013 ............................          615          617
Telecom Italia S.p.A.,
   4.00%, Due 11/15/2008 .............................          580          573
Telefonica Emisiones SAU,
   5.984%, Due 6/20/2011 .............................          380          390
Verizon Communications, Inc.,
   5.50%, Due 4/1/2017 + .............................          500          500

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
Vodafone Group plc,
   6.15%, Due 2/27/2037 ..............................   $      500   $      491
                                                                      ----------
                                                                           6,725
                                                                      ----------
UTILITIES - 0.80%
American Water Capital Corp.,
   6.593%, Due 10/15/2037 ++ .........................        1,492        1,516
Columbus Southern Power Co.,
   5.50%, Due 3/1/2013 ...............................          830          827
Dominion Resources, Inc.,
Series A, 5.60%, Due 11/15/2016 ......................          500          491
Duke Energy Indiana, Inc.,
   6.05%, Due 6/15/2016 ..............................          520          530
FPL Group Capital, Inc.,
   5.625%, Due 9/1/2011 ..............................        1,175        1,195
MidAmerican Energy Holdings Co.,
   5.875%, Due 10/1/2012 .............................        1,070        1,096
   6.125%, Due 4/1/2036 ..............................          550          544
Public Service Enterprise Group, Inc.,
   6.95%, Due 6/1/2012 ...............................          925          984
Southern Power Co.,
   6.25%, Due 7/15/2012 ..............................          690          712
Virginia Electric and Power Co.,
   6.00%, Due 5/15/2037 ..............................          360          354
Xcel Energy, Inc.,
   5.613%, Due 4/1/2017 ++ ...........................        1,089        1,073
                                                                      ----------
                                                                           9,322
                                                                      ----------
TOTAL CORPORATE OBLIGATIONS ..........................                   114,523
                                                                      ----------
NON-AGENCY MORTGAGE-BACKED
OBLIGATIONS - 2.01%
COMMERCIAL MORTGAGE-BACKED SECURITY - 1.12%
Banc of America Commercial Mortgage, Inc.,
   2005-6, 5.001%, Due 9/10/2047 .....................          758          757
   2007-2 A2, 5.634%, Due 4/10/2049 ..................        1,100        1,109
Bear Stearns Commercial Mortgage
Securities, Inc.,
   2006-T22 A2, 5.465%, Due 4/12/2038 ................          590          595
   2006-PW13 A4, 5.54%, Due 9/11/2041 ................        1,260        1,253
   2004-PWR5 A4, 4.831%, Due 7/11/2042 ...............        2,010        1,954
   2005-T20 A2, 5.127%, Due 10/12/2042 ...............          875          873
Citigroup Commercial Mortgage Trust,
   2004-C2 A3, 4.38%, Due 10/15/2041 .................          995          967
General Electric Capital Commercial
Mortgage Corp.,
   2003-C2 A2, 4.17%, Due 7/10/2037 ..................          430          425
JP Morgan Chase Commercial Mortgage
Securities Corp.,
   2004-CBX A4, 4.529%, Due 1/12/2037 ................          555          543

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   2005-LDP3 A1, 4.655%, Due 8/15/2042 ...............   $      285   $      283
   2005-LDP4 A1, 4.613%, Due 10/15/2042 ..............          113          112
   2005-LDP1 A2, 4.625%, Due 3/15/2046 ...............        1,035        1,023
   2007-CB19 A4, 5.747%, Due 2/12/2049 ...............          800          806
   2007-CB20 A2, 5.629%, Due 2/12/2051 ...............        1,050        1,056
LB-UBS Commercial Mortgage Trust,
   2004-C1 A4, 5.424%, Due 2/15/2040 .................          750          737
Wachovia Bank Commercial Mortgage Trust,
   2007-C32 A2, 5.736%, Due 6/15/2049 ................          530          536
                                                                      ----------
                                                                          13,029
                                                                      ----------
WHOLE LOAN COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.89%
Banc of America Mortgage Securities, Inc.,
   2004-8 3A1, 5.25%, Due 10/25/2019 .................        1,158        1,142
Chase Mortgage Finance Corp.,
   2006-A1 A1, 6.045%, Due 9/25/2036 # ...............        1,612        1,619
Citicorp Mortgage Securities, Inc.,
   2006-3 2A1, 5.50%, Due 6/25/2021 ..................        1,515        1,502
Countrywide Home Loan Mortgage Pass
Through Trust,
   2007-18 A1, 6.00%, Due 9/25/2037 ..................        1,613        1,603
Prime Mortgage Trust,
   2005-2, 5.25%, Due 7/25/2020 ......................        1,938        1,915
Wells Fargo Mortgage Backed Securities Trust,
   2006-11 A8, 6.00%, Due 9/25/2036 ..................          956          948
   2007-7 A1, 6.00%, Due 6/25/2037 ...................        1,578        1,565
                                                                      ----------
                                                                          10,294
                                                                      ----------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS .........                    23,323
                                                                      ----------
ASSET-BACKED SECURITIES - 0.67%
American Express Credit Account Master Trust,
   2006-2 A, 5.35%, Due 1/15/2014 ....................        2,150        2,182
Capital Auto Receivables Asset Trust,
   2006-SN1A A4A, 5.32%, Due 3/20/2010 ++ ............        1,500        1,506
Capital One Multi-Asset Execution Trust,
   2006-A10 A10, 5.15%, Due 6/15/2014 ................        1,600        1,613
Chase Issuance Trust,
   2007-15 A, 4.96%, Due 9/17/2012 ...................        1,515        1,518
Volkswagen Auto Loan Enhanced Trust,
   2005-1 A4, 4.86%, Due 4/20/2012 ...................        1,000        1,000
                                                                      ----------
TOTAL ASSET-BACKED SECURITIES ........................                     7,819
                                                                      ----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.52%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.64%
5.50%, Due 8/1/2017 ..................................           71           71

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   5.50%, Due 9/1/2017 ...............................   $      324   $      326
   5.50%, Due 6/1/2018 ...............................          148          149
   5.50%, Due 10/1/2018 ..............................        1,246        1,252
   4.50%, Due 3/1/2019 ...............................          925          896
   5.00%, Due 10/1/2020 ..............................        1,301        1,283
   5.50%, Due 5/1/2021 ...............................          785          786
   5.00%, Due 7/1/2021 ...............................        1,864        1,837
   5.50%, Due 9/1/2021 ...............................          400          401
   5.00%, Due 11/1/2021 ..............................          694          684
   5.50%, Due 4/1/2022 ...............................          425          426
   5.00%, Due 5/1/2022 ...............................          631          622
   6.50%, Due 5/1/2029 ...............................           64           66
   6.50%, Due 6/1/2029 ...............................           12           12
   6.50%, Due 7/1/2029 ...............................          205          211
   6.00%, Due 8/1/2029 ...............................          110          112
   5.00%, Due 8/1/2033 ...............................        1,713        1,648
   5.50%, Due 2/1/2034 ...............................        1,703        1,680
   5.00%, Due 3/1/2034 ...............................        1,344        1,293
   6.00%, Due 6/1/2034 ...............................        1,027        1,036
   6.00%, Due 8/1/2034 ...............................          933          941
   5.00%, Due 8/1/2035 ...............................        1,200        1,153
   5.00%, Due 9/1/2035 ...............................        1,713        1,646
   5.50%, Due 11/1/2036 ..............................        1,737        1,710
   5.897%, Due 12/1/2036 # ...........................        2,088        2,108
   5.851%, Due 1/1/2037 # ............................        2,676        2,705
   5.783%, Due 3/1/2037 # ............................        1,489        1,502
   5.267%, Due 4/1/2037 # ............................        1,789        1,781
   5.50%, Due 4/1/2037 ...............................        1,965        1,934
   5.50%, Due 5/1/2037 ...............................        6,423        6,324
   6.00%, Due 7/1/2037 ...............................        4,422        4,451
   6.50%, Due 8/1/2037 ...............................          576          590
   6.00%, Due 8/1/2037 ...............................          619          623
                                                                      ----------
                                                                          42,259
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.36%
   5.50%, Due 2/1/2014 ...............................          490          492
   6.00%, Due 4/1/2016 ...............................          375          382
   5.00%, Due 12/1/2017 ..............................          954          944
   5.00%, Due 6/1/2018 ...............................        2,001        1,976
   4.50%, Due 9/1/2018 ...............................        1,514        1,468
   5.50%, Due 12/1/2018 ..............................           97           97
   4.00%, Due 8/1/2020 ...............................        1,121        1,057
   5.50%, Due 4/1/2021 ...............................        1,211        1,214
   6.00%, Due 1/1/2029 ...............................          582          591
   5.50%, Due 11/1/2033 ..............................        2,291        2,264
   5.00%, Due 3/1/2034 ...............................        1,774        1,707
   4.50%, Due 9/1/2034 ...............................          779          727
   6.50%, Due 3/1/2035 ...............................          290          298
   5.00%, Due 11/1/2035 ..............................          874          840

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   5.50%, Due 12/1/2035 ..............................   $    1,439   $    1,420
   5.50%, Due 12/1/2035 ..............................          438          432
   5.50%, Due 1/1/2036 ...............................        1,557        1,536
   5.50%, Due 1/1/2036 ...............................        3,244        3,200
   5.50%, Due 2/1/2036 ...............................        1,058        1,043
   5.00%, Due 2/1/2036 ...............................          873          839
   5.50%, Due 3/1/2036 ...............................          377          372
   5.50%, Due 4/1/2036 ...............................        2,558        2,523
   6.00%, Due 8/1/2036 ...............................          679          684
   6.00%, Due 9/1/2036 ...............................        1,212        1,221
   6.00%, Due 9/1/2036 ...............................          234          236
   6.00%, Due 10/1/2036 ..............................        1,461        1,472
   6.00%, Due 11/1/2036 ..............................        2,446        2,464
   5.50%, Due 12/1/2036 ..............................        1,979        1,950
   6.00%, Due 2/1/2037 ...............................          763          769
   5.00%, Due 5/1/2037 ...............................          641          616
   6.50%, Due 10/1/2037 ..............................        1,584        1,611
   6.50%, Due TBA ....................................        2,570        2,630
                                                                      ----------
                                                                          39,075
                                                                      ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.52%
   7.00%, Due 12/15/2025 .............................          345          363
   4.201%, Due 8/16/2026 .............................          831          818
   6.50%, Due 8/15/2027 ..............................          415          429
   6.50%, Due 11/15/2027 .............................          412          425
   7.50%, Due 12/15/2028 .............................          308          326
   5.50%, Due 7/15/2033 ..............................        1,085        1,080
   6.00%, Due 12/15/2033 .............................        1,149        1,166
   5.50%, Due 2/20/2034 ..............................        1,442        1,426
                                                                      ----------
                                                                           6,033
                                                                      ----------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS ........                    87,367
                                                                      ----------
U.S. AGENCY OBLIGATIONS - 6.07%
FEDERAL HOME LOAN BANK - 0.45%
   5.00%, Due 10/16/2009 + ...........................        2,280        2,290
   5.25%, Due 11/3/2009 ..............................        1,360        1,370
   4.50%, Due 9/16/2013 + ............................        1,600        1,580
                                                                      ----------
                                                                           5,240
                                                                      ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.91%
   5.25%, Due 2/24/2011 + ............................        2,860        2,886
   5.875%, Due 3/21/2011 + ...........................          610          637
   5.125%, Due 4/18/2011 + ...........................        3,700        3,780
   4.50%, Due 1/15/2015 + ............................       34,290       33,609
   5.40%, Due 3/17/2021 ..............................        2,740        2,779
   6.00%, Due 12/15/2031 .............................        1,665        1,684
                                                                      ----------
                                                                          45,375
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.71%
   4.704%, Due 11/13/2007 + ..........................        2,570        2,566

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   5.125%, Due 1/2/2014 + ............................   $      820   $      828
   5.375%, Due 6/12/2017 + ...........................        2,650        2,736
   6.25%, Due 5/15/2029 + ............................       12,200       13,762
                                                                      ----------
                                                                          19,892
                                                                      ----------
TOTAL U.S. AGENCY OBLIGATIONS ........................                    70,507
                                                                      ----------
U.S. TREASURY OBLIGATIONS - 10.75%
   9.125%, Due 5/15/2018 .............................        1,750        2,411
   7.875%, Due 2/15/2021 + ...........................        1,200        1,570
   6.25%, Due 8/15/2023 + ............................        1,400        1,625
   6.875%, Due 8/15/2025 .............................        1,580        1,969
   5.25%, Due 11/15/2028 + ...........................        1,750        1,856
   5.25%, Due 2/15/2029 + ............................       25,630       27,180
   5.375%, Due 2/15/2031 + ...........................        1,675        1,815
   4.75%, Due 2/15/2037 + ............................        3,355        3,353
   4.625%, Due 3/31/2008 + ...........................       25,325       25,378
   4.875%, Due 8/15/2009 + ...........................        3,560        3,615
   3.50%, Due 11/15/2009 + ...........................        5,850        5,804
   4.875%, Due 4/30/2011 + ...........................        6,550        6,731
   4.50%, Due 3/31/2012 + ............................        4,760        4,833
   4.125%, Due 8/31/2012 + ...........................       14,265       14,251
   4.75%, Due 5/15/2014 + ............................       10,740       11,038
   4.125%, Due 5/15/2015 + ...........................        4,150        4,091
   4.75%, Due 8/15/2017 + ............................        7,220        7,379
                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS ......................                   124,899
                                                                      ----------

                                                           SHARES
                                                         ----------
SHORT TERM INVESTMENTS - 5.38%
   American Beacon Money Market Select Fund ** .......   57,101,907       57,102

                                                             PAR
                                                           AMOUNT
                                                         ----------
United States Treasury Bill,
   3.873%, Due 12/6/2007 * ...........................   $    5,490        5,467
                                                                      ----------
TOTAL SHORT TERM INVESTMENTS .........................                    62,569
                                                                      ----------

                                                            SHARES
                                                         -----------
SECURITIES LENDING
COLLATERAL - 20.67%
   American Beacon Cash Plus Trust ** ................   173,236,788     173,237
   American Beacon Money Market Select Fund ** .......    66,952,904      66,953
                                                                      ----------
TOTAL SECURITIES LENDING COLLATERAL ..................                   240,190
                                                                      ----------
TOTAL INVESTMENTS 120.42% - (COST $1,258,229) ........                 1,399,543
LIABILITIES, NET OF OTHER ASSETS - (20.42%) ..........                  (237,306)
                                                                      ----------
TOTAL NET ASSETS - 100.00% ...........................                $1,162,237
                                                                      ==========

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,558 or 1.25% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

**   The Fund/Trust is affiliated by having the same investment advisor.

* At October 31, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                UNREALIZED
                           NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                           CONTRACTS      DATE       VALUE    (DEPRECIATION)
                           ---------   ----------   -------   --------------
Emini S&P 500 Index ....      773       Dec 2007    $60,097       $2,014
                                                    =======       ======

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
COMMON STOCKS - 94.93%
CONSUMER DISCRETIONARY - 13.51%
AUTO COMPONENTS - 0.93%
   Johnson Controls, Inc. + ..........................       21,609   $      945
                                                                      ----------
HOTELS, RESTAURANTS & LEISURE - 1.70%
   Carnival Corp. + ..................................          100            5
   Marriott International, Inc. ......................        1,950           80
   McDonald's Corp. ..................................       16,684          996
   Wynn Resorts Ltd. + ...............................        1,400          226
   Yum! Brands, Inc. + ...............................       10,500          423
                                                                      ----------
                                                                           1,730
                                                                      ----------
HOUSEHOLD DURABLES - 0.60%
   Garmin Ltd. + .....................................        5,100          548
   The Toro Co. + ....................................        1,100           61
                                                                      ----------
                                                                             609
                                                                      ----------
INTERNET & CATALOG RETAIL - 1.06%
   Amazon.com, Inc. ## + .............................        7,800          695
   eBay, Inc. ## .....................................        1,900           69
   Expedia, Inc. ## + ................................        9,800          320
                                                                      ----------
                                                                           1,084
                                                                      ----------
MEDIA - 3.52%
   CBS Corp. + .......................................       41,245        1,184
   The DIRECTV Group, Inc. ## + ......................          396           10
   Liberty Media Holding Corp. ## ....................          200           25
   Omnicom Group, Inc. ...............................       16,708          852
   Time Warner, Inc. .................................       59,900        1,094
   Walt Disney Co. Ltd. ..............................       12,200          422
                                                                      ----------
                                                                           3,587
                                                                      ----------
MULTILINE RETAIL - 2.14%
   Big Lots, Inc. ## + ...............................        1,800           43
   BJ's Wholesale Club, Inc. ## + ....................          800           29
   J.C. Penney Company, Inc. + .......................       10,552          593
   Kohl's Corp. ## + .................................       14,872          818
   Nordstrom, Inc. + .................................       15,938          629
   Wal-Mart Stores, Inc. .............................        1,400           63
                                                                      ----------
                                                                           2,175
                                                                      ----------
SPECIALTY RETAIL - 3.56%
   American Eagle Outfitters, Inc. + .................       31,205          742
   AutoNation, Inc. ## + .............................        6,501          115
   Best Buy Company, Inc. + ..........................       18,065          876
   GameStop Corp. ## .................................        5,600          332
   Home Depot, Inc. ..................................        2,200           69
   Nike, Inc. ........................................       15,485        1,026

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   RadioShack Corp. + ................................       22,700   $      468
                                                                      ----------
                                                                           3,628
                                                                      ----------
TOTAL CONSUMER DISCRETIONARY .........................                    13,758
                                                                      ----------
CONSUMER STAPLES - 6.53%
BEVERAGES - 2.44%
   Coca-Cola Co. .....................................       22,207        1,372
   Hansen Natural Corp. ## + .........................        3,200          218
   PepsiCo, Inc. .....................................       12,200          899
                                                                      ----------
                                                                           2,489
                                                                      ----------
FOOD & DRUG RETAILING - 1.81%
   The Kroger Co. ....................................       31,230          918
   Sysco Corp. .......................................        4,900          168
   Walgreen Co. + ....................................       19,118          758
                                                                      ----------
                                                                           1,844
                                                                      ----------
FOOD PRODUCTS - 0.49%
   General Mills, Inc. ...............................        2,000          115
   Tyson Foods, Inc. .................................       24,100          381
                                                                      ----------
                                                                             496
                                                                      ----------
HOUSEHOLD PRODUCTS - 0.96%
   Colgate-Palmolive Co. .............................       12,880          982
                                                                      ----------
TOBACCO - 0.83%
   Altria Group, Inc. ................................          200           15
   UST, Inc. + .......................................       15,500          826
                                                                      ----------
                                                                             841
                                                                      ----------
TOTAL CONSUMER STAPLES ...............................                     6,652
                                                                      ----------
ENERGY - 9.37%
ENERGY EQUIPMENT & SERVICES - 5.96%
   Cameron International Corp. ## + ..................       10,147          988
   Dresser-Rand Group, Inc. ## .......................        8,100          313
   Global Industries Ltd. ## .........................        7,700          190
   GlobalSantaFe Corp. + .............................       10,000          810
   Grant Prideco, Inc. ## + ..........................       14,661          721
   Halliburton Co. ...................................       28,913        1,140
   National Oilwell Varco, Inc. ## ...................       13,252          971
   Patterson-UTI Energy, Inc. ## + ...................        4,200           84
   Smith International, Inc. .........................       12,750          842
   Tidewater, Inc. + .................................          100            5
                                                                      ----------
                                                                           6,064
                                                                      ----------
OIL & GAS - 3.41%
   Devon Energy Corp. ................................        5,100          476
   Exxon Mobil Corp. .................................       16,800        1,546
   Frontier Oil Corp. ................................          800           37

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Holly Corp. + .....................................        3,700   $      232
   Murphy Oil Corp. + ................................       12,878          948
   Western Refining, Inc. + ..........................        6,500          238
                                                                      ----------
                                                                           3,477
                                                                      ----------
TOTAL ENERGY .........................................                     9,541
                                                                      ----------
FINANCIALS - 8.11%
BANKS - 0.21%
Bank of New York Mellon Corp. ........................        4,400          215
                                                                      ----------
DIVERSIFIED FINANCIALS - 4.90%
   Discover Financial Services .......................        7,400          143
   Federated Investors, Inc. + .......................          900           39
   Franklin Resources, Inc. ..........................        6,554          850
   JP Morgan Chase & Co. .............................        7,300          343
   Mastercard, Inc. + ................................        2,600          493
   Merrill Lynch & Co., Inc. .........................       10,942          722
   Moody's Corp. + ...................................       15,400          673
   Morgan Stanley Dean Witter & Co. ..................       11,886          800
   State Street Corp. ................................       11,674          931
                                                                      ----------
                                                                           4,994
                                                                      ----------
INSURANCE - 1.53%
   American International Group, Inc. ................       11,735          741
   Prudential Financial, Inc. ........................        8,485          820
                                                                      ----------
                                                                           1,561
                                                                      ----------
REAL ESTATE - 1.47%
   CB Richard Ellis Group, Inc. ## + .................       14,600          356
   General Growth Properties, Inc. ...................        4,200          228
   iStar Financial, Inc. + ...........................        2,200           67
   Jones Lang LaSalle, Inc. + ........................        2,200          210
   ProLogis ..........................................        7,100          510
   Ventas, Inc. ......................................        1,000           43
   Vornado Realty Trust ..............................          700           78
                                                                      ----------
                                                                           1,492
                                                                      ----------
TOTAL FINANCIALS .....................................                     8,262
                                                                      ----------
HEALTH CARE - 13.21%
BIOTECHNOLOGY - 3.09%
   Biogen Idec, Inc. ## ..............................       15,100        1,124
   Gen-Probe, Inc. ## ................................        1,200           84
   Gilead Sciences, Inc. ## ..........................       39,456        1,823
   Invitrogen Corp. ## ...............................        1,300          118
                                                                      ----------
                                                                           3,149
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.15%
   Becton, Dickinson and Co. .........................       11,107          927
   Kinetic Concepts, Inc. ## + .......................        1,900          114

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Medtronic, Inc. ...................................          200   $        9
   St. Jude Medical, Inc. ## .........................        2,500          102
   Zimmer Holdings, Inc. ## ..........................          200           14
                                                                      ----------
                                                                           1,166
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES - 2.98%
   AmerisourceBergen Corp. ...........................       18,600          876
   Cigna Corp. .......................................        7,500          394
   Express Scripts, Inc. ## ..........................       15,628          986
   Health Net, Inc. ## ...............................          200           11
   UnitedHealth Group, Inc. ..........................       15,698          771
                                                                      ----------
                                                                           3,038
                                                                      ----------
PHARMACEUTICALS - 5.99%
   Abbott Laboratories ...............................        2,000          109
   Amgen, Inc. ## ....................................        3,400          197
   Eli Lilly & Co. ...................................       18,405          997
   Johnson & Johnson .................................       13,596          886
   Medco Health Solutions, Inc. ## ...................       15,300        1,444
   Merck & Co., Inc. .................................        7,600          443
   Pfizer, Inc. ......................................       43,200        1,063
   Schering-Plough Corp. .............................        5,500          168
   Watson Pharmaceuticals, Inc. ## + .................        2,100           64
   Wyeth Corp. .......................................       14,881          724
                                                                      ----------
                                                                           6,095
                                                                      ----------
TOTAL HEALTH CARE ....................................                    13,448
                                                                      ----------
INDUSTRIALS - 14.69%
AEROSPACE & DEFENSE - 4.59%
   Boeing Co. ........................................        7,743          763
   Lockheed Martin Corp. .............................        8,793          968
   Northrop Grumman Corp. ............................       11,200          937
   Precision Castparts Corp. .........................        1,600          240
   Raytheon Co. ......................................       12,500          795
   Rockwell Collins Inc. .............................        1,700          127
   United Technologies Corp. .........................       10,972          840
                                                                      ----------
                                                                           4,670
                                                                      ----------
BUILDING PRODUCTS - 0.08%
   Masco Corp. + .....................................        3,400           82
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES - 2.29%
   Apollo Group, Inc. ## .............................          800           63
   ITT Educational Services, Inc. ## .................        4,700          598
   Manpower, Inc. + ..................................       20,718        1,549
   Sotheby's + .......................................        2,200          119
                                                                      ----------
                                                                           2,329
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
CONSTRUCTION & ENGINEERING - 0.11%
   McDermott International, Inc. ## ..................        1,800   $      110
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.10%
   Emerson Electric Co. ..............................       17,806          931
   Energizer Holdings, Inc. ## + .....................        6,400          667
   PerkinElmer, Inc. .................................        1,500           41
   Rockwell Automation, Inc. + .......................        7,300          503
                                                                      ----------
                                                                           2,142
                                                                      ----------
INDUSTRIAL CONGLOMERATES - 2.56%
   3M Co. ............................................       12,768        1,103
   Honeywell International, Inc. .....................       24,854        1,501
                                                                      ----------
                                                                           2,604
                                                                      ----------
MACHINERY - 2.52%
   AGCO Corp. ## + ...................................       13,800          824
   Illinois Tool Works, Inc. + .......................       14,480          829
   SPX Corp. .........................................        1,600          162
   Terex Corp. ## + ..................................       10,186          756
                                                                      ----------
                                                                           2,571
                                                                      ----------
RENTAL AUTO/EQUIPMENT - 0.24%
   Avis Budget Group, Inc. ## + ......................       11,700          244
                                                                      ----------
ROAD & RAIL - 0.14%
   JB Hunt Transport Services, Inc. + ................        5,100          141
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS - 0.06%
   Genuine Parts Co. .................................        1,200           59
                                                                      ----------
TOTAL INDUSTRIALS ....................................                    14,952
                                                                      ----------
INFORMATION TECHNOLOGY - 23.01%
COMMUNICATIONS EQUIPMENT - 3.56%
   Cisco Systems, Inc. ## ............................       71,157        2,353
   Juniper Networks, Inc. ## .........................       35,200        1,267
                                                                      ----------
                                                                           3,620
                                                                      ----------
COMPUTERS & PERIPHERALS - 7.11%
   Apple Computer, Inc. ## ...........................        3,800          722
   Dell, Inc. ## + ...................................       67,918        2,078
   Hewlett-Packard Co. ...............................       26,959        1,393
   International Business Machines Corp. .............       11,754        1,365
   Lexmark International, Inc. ## + ..................        2,200           92
   NCR Corp. ## + ....................................        2,500           69
   NVIDIA Corp. ## ...................................       42,807        1,515
                                                                      ----------
                                                                           7,234
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.87%
   Avnet, Inc. ## ....................................        7,700          321
   Intel Corp. .......................................       37,800        1,017

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Riverbed Technology, Inc. ## + ....................        1,500   $       51
   Tyco Electronics Ltd. .............................       13,700          488
   Waters Corp. ## ...................................          400           31
                                                                      ----------
                                                                           1,908
                                                                      ----------
INTERNET SOFTWARE & SERVICES - 0.36%
   Google, Inc. ## ...................................          200          141
   VeriSign, Inc. ## + ...............................        6,700          229
                                                                      ----------
                                                                             370
                                                                      ----------
IT CONSULTING & SERVICES - 1.29%
   Accenture Ltd. + ..................................       31,324        1,223
   Tech Data Corp. ## ................................        2,300           91
                                                                      ----------
                                                                           1,314
                                                                      ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.72%
   Analog Devices, Inc. ..............................       16,400          549
   Lam Research Corp. ## + ...........................       14,020          704
   MEMC Electronic Materials, Inc. ## + ..............       13,195          966
   National Semiconductor Corp. ## + .................        2,500           63
   Novellus Systems, Inc. ## + .......................        2,200           63
   RF Micro Devices, Inc. ## + .......................        6,500           40
   Texas Instruments, Inc. ...........................       11,700          381
                                                                      ----------
                                                                           2,766
                                                                      ----------
SOFTWARE - 6.10%
   Cadence Design Systems, Inc. ## ...................        5,800          114
   Fair Isaac Corp. + ................................        1,200           46
   Microsoft Corp. ...................................      118,229        4,352
   Oracle Corp. ## ...................................       40,027          887
   Symantec Corp. ## .................................       34,100          640
   Synopsys, Inc. ## .................................        6,100          172
                                                                      ----------
                                                                           6,211
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY .........................                    23,423
                                                                      ----------
MATERIALS - 3.45%
CHEMICALS - 1.04%
   Celanese Corp. ....................................          700           29
   Monsanto Co. ......................................        1,400          137
   Praxair, Inc. .....................................       10,490          897
                                                                      ----------
                                                                           1,063
                                                                      ----------
METALS & MINING - 2.41%
   AK Steel Holding Corp. ## + .......................          800           40
   Cleveland-Cliffs, Inc. + ..........................        1,600          153
   Freeport-McMoRan Copper & Gold, Inc. ..............        8,751        1,030
   Newmont Mining Corp. ..............................          100            5
   Nucor Corp. .......................................       12,928          802

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Southern Copper Corp. + ...........................        3,000   $      419
                                                                      ----------
                                                                           2,449
                                                                      ----------
TOTAL MATERIALS ......................................                     3,512
                                                                      ----------
TELECOMMUNICATION SERVICES - 1.76%
DIVERSIFIED TELECOMMUNICATION - 1.64%
   AT&T, Inc. ........................................       21,195          886
   Embarq Corp. ......................................        2,800          148
   Sprint Nextel Corp. ...............................       37,000          632
                                                                      ----------
                                                                           1,666
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.12%
   Telephone and Data Systems, Inc. ..................        1,800          126
                                                                      ----------
TOTAL TELECOMMUNICATION SERVICES .....................                     1,792
                                                                      ----------
UTILITIES - 1.29%
ELECTRIC UTILITIES - 1.29%
   NRG Energy, Inc. ## + .............................        1,000           46
   PG&E Corp. + ......................................          100            5
   Reliant Energy, Inc. ## ...........................       45,825        1,261
                                                                      ----------
TOTAL UTILITIES ......................................                     1,312
                                                                      ----------
TOTAL COMMON STOCKS ..................................                    96,652
                                                                      ----------
SHORT TERM INVESTMENTS - 4.89%
   American Beacon Money Market Select Fund++ ........    4,534,228        4,534

                                                             PAR
                                                           AMOUNT
                                                         ----------
United States Treasury Bill,
   3.873%, Due 12/6/2007 # ...........................   $      450          448
                                                                      ----------
TOTAL SHORT TERM INVESTMENTS .........................                     4,982
                                                                      ----------

                                                           SHARES
                                                         ----------
SECURITIES LENDING
COLLATERAL - 20.51%
   American Beacon Cash Plus Trust ++                    15,058,709       15,059
   American Beacon Money Market Select Fund ++            5,819,920        5,820
                                                                      ----------
TOTAL SECURITIES LENDING COLLATERAL                                       20,879
                                                                      ----------
TOTAL INVESTMENTS 120.33% - (COST $111,028)                              122,513
LIABILITIES, NET OF OTHER ASSETS - (20.33%)                              (20,696)
                                                                      ----------
TOTAL NET ASSETS - 100.00%                                            $  101,817
                                                                      ==========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2007.

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

++   The Fund/Trust is affiliated by having the same investment advisor.

# At October 31, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                               UNREALIZED
                           NUMBER OF   EXPIRATION   MARKET    APPRECIATION/
                           CONTRACTS      DATE       VALUE   (DEPRECIATION)
                           ---------   ----------   ------   --------------
Emini S&P 500 Index ....       65       Dec 2007    $5,053         $34
                                                    ======         ===

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
COMMON STOCKS - 97.62%
CONSUMER DISCRETIONARY - 23.14%
AUTO COMPONENTS - 3.95%
   Advance Auto Parts, Inc. ..........................       46,300   $    1,580
   Lear Corp. ## .....................................       59,200        2,103
   Magna International, Inc. .........................       14,550        1,379
                                                                      ----------
                                                                           5,062
                                                                      ----------
HOTELS, RESTAURANTS & LEISURE - 1.67%
   Royal Caribbean Cruises Ltd. + ....................       50,000        2,144
                                                                      ----------
HOUSEHOLD DURABLES - 5.78%
   Black & Decker Corp. + ............................       27,600        2,482
   Stanley Works .....................................       35,600        2,049
   Whirlpool Corp. + .................................       36,150        2,862
                                                                      ----------
                                                                           7,393
                                                                      ----------
LEISURE EQUIPMENT & PRODUCTS - 0.77%
   Hasbro, Inc. + ....................................       32,975          984
                                                                      ----------
MEDIA - 1.06%
   Idearc, Inc. + ....................................       50,100        1,352
                                                                      ----------
MULTILINE RETAIL - 1.04%
   Family Dollar Stores, Inc. + ......................       52,300        1,326
                                                                      ----------
SPECIALTY RETAIL - 8.04%
   Hanesbrands, Inc. ## + ............................       46,900        1,456
   Office Depot, Inc. ## + ...........................       38,400          720
   Regis Corp. + .....................................       73,425        2,467
   Rent-A-Center, Inc. ## + ..........................      156,825        2,509
   Sherwin-Williams Co. + ............................       19,800        1,266
   TJX Cos., Inc. + ..................................       64,675        1,871
                                                                      ----------
                                                                          10,289
                                                                      ----------
TEXTILES & APPAREL - 0.83%
   Sealy Corp. + .....................................       80,525        1,064
                                                                      ----------
TOTAL CONSUMER DISCRETIONARY .........................                    29,614
                                                                      ----------
CONSUMER STAPLES - 5.27%
FOOD PRODUCTS - 1.43%
   Del Monte Foods Co. + .............................      176,100        1,821
                                                                      ----------
TOBACCO - 3.84%
   Loews Corp. .......................................       24,300        2,084
   Reynolds American, Inc. + .........................       32,300        2,081

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   UST, Inc. + .......................................       14,100   $      752
                                                                      ----------
                                                                           4,917
                                                                      ----------
TOTAL CONSUMER STAPLES ...............................                     6,738
                                                                      ----------
ENERGY - 3.82%
OIL & GAS - 3.82%
   El Paso Corp. + ...................................      115,600        2,042
   Murphy Oil Corp. ..................................       38,700        2,849
                                                                      ----------
TOTAL ENERGY .........................................                     4,891
                                                                      ----------
FINANCIALS - 25.66%
BANKS - 5.53%
   Comerica, Inc. + ..................................       34,425        1,607
   New York Community Bancorp, Inc. + ................       51,600          960
   People's United Financial, Inc. + .................      108,654        1,932
   Popular, Inc. + ...................................       41,750          441
   South Financial Group, Inc. + .....................       43,800          905
   UnionBanCal Corp. .................................       22,725        1,227
                                                                      ----------
                                                                           7,072
                                                                      ----------
DIVERSIFIED FINANCIALS - 1.97%
   CIT Group, Inc. + .................................       25,400          895
   Countrywide Financial Corp. + .....................       63,600          987
   Mastercard, Inc. + ................................        3,400          644
                                                                      ----------
                                                                           2,526
                                                                      ----------
INSURANCE - 14.31%
   AON Corp. + .......................................       28,650        1,298
   Axis Capital Holdings Ltd. + ......................       33,100        1,315
   Conseco, Inc. ## + ................................       57,300          905
   Delphi Financial Group, Inc. + ....................       18,800          728
   First American Corp. ..............................       31,600          951
   IPC Holdings Ltd. + ...............................       41,950        1,255
   Old Republic International Corp. ..................       80,387        1,232
   Protective Life Corp. .............................       45,975        1,971
   RenaissanceRe Holdings Ltd. .......................       39,675        2,315
   Torchmark Corp. ...................................       35,875        2,338
   Willis Group Holdings Ltd. ........................       37,200        1,575
   XL Capital Ltd. ...................................       33,850        2,436
                                                                      ----------
                                                                          18,319
                                                                      ----------
REAL ESTATE - 3.85%
   American Financial Realty Trust + .................       84,400          569
   Annaly Capital Management, Inc. + .................      136,300        2,329
   First Industrial Realty Trust, Inc. + .............       49,900        2,034
                                                                      ----------
                                                                           4,932
                                                                      ----------
TOTAL FINANCIALS .....................................                    32,849
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
HEALTH CARE - 10.50%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.90%
   Hillenbrand Industries, Inc. + ....................       30,175   $    1,666
   IMS Health, Inc. ..................................       81,025        2,043
                                                                      ----------
                                                                           3,709
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES - 6.93%
   AmerisourceBergen Corp. + .........................       35,875        1,690
   Coventry Health Care, Inc. ## + ...................       39,200        2,364
   McKesson Corp. ....................................       23,575        1,559
   Omnicare, Inc. + ..................................       61,600        1,817
   Quest Diagnostics, Inc. + .........................       27,100        1,441
                                                                      ----------
                                                                           8,871
                                                                      ----------
PHARMACEUTICALS - 0.67%
   Valeant Pharmaceuticals International + ...........       59,400          864
                                                                      ----------
TOTAL HEALTH CARE ....................................                    13,444
                                                                      ----------
INDUSTRIALS - 13.06%
AEROSPACE & DEFENSE - 5.27%
   Goodrich Corp. + ..................................       28,800        2,006
   L-3 Communications Holdings, Inc. .................       43,150        4,731
                                                                      ----------
                                                                           6,737
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES - 4.40%
   Avery Dennison Corp. ..............................       28,300        1,638
   Con-way, Inc. .....................................       27,200        1,159
   Kelly Services, Inc. + ............................       32,375          681
   Pitney Bowes, Inc. ................................       21,700          869
   Spherion Corp. ## + ...............................       50,850          443
   United Stationers, Inc. ## + ......................       14,550          843
                                                                      ----------
                                                                           5,633
                                                                      ----------
ELECTRICAL EQUIPMENT - 0.54%
   Brady Corp. + .....................................       18,850          696
                                                                      ----------
FREIGHT TRANSPORTATION - 1.19%
   Ryder System, Inc. + ..............................       31,900        1,527
                                                                      ----------
MACHINERY - 1.66%
   Briggs & Stratton Corp. + .........................       35,000          788
   ITT Industries, Inc. ..............................       20,000        1,338
                                                                      ----------
                                                                           2,126
                                                                      ----------
TOTAL INDUSTRIALS ....................................                    16,719
                                                                      ----------
INFORMATION TECHNOLOGY - 7.83%
COMMUNICATIONS EQUIPMENT - 1.13%
   Alcatel-Lucent, ADR ...............................      149,898        1,453
                                                                      ----------

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
IT CONSULTING & SERVICES - 5.13%
   Affiliated Computer Services, Inc. ## .............       44,500   $    2,254
   Computer Sciences Corp. ## + ......................       46,700        2,727
   Tech Data Corp. ## ................................       40,150        1,579
                                                                      ----------
                                                                           6,560
                                                                      ----------
SOFTWARE - 1.57%
   CA, Inc. + ........................................       76,000        2,010
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY .........................                    10,023
                                                                      ----------
UTILITIES - 8.34%
ELECTRIC UTILITIES - 5.61%
   CenterPoint Energy, Inc. + ........................       76,700        1,286
   Pinnacle West Capital Corp. + .....................       40,800        1,648
   Wisconsin Energy Corp. ............................       47,325        2,266
   Xcel Energy, Inc. + ...............................       87,500        1,973
                                                                      ----------
                                                                           7,173
                                                                      ----------
GAS UTILITIES - 2.73%
   MDU Resources Group, Inc. + .......................       66,650        1,877
   Sempra Energy .....................................       26,375        1,622
                                                                      ----------
                                                                           3,499
                                                                      ----------
TOTAL UTILITIES ......................................                    10,672
                                                                      ----------
TOTAL COMMON STOCKS ..................................                   124,950
                                                                      ----------
SHORT TERM INVESTMENTS - 2.76%
   American Beacon Money Market Select Fund ++ .......    2,298,053        2,298

                                                            PAR
                                                           AMOUNT
                                                         ----------
   United States Treasury Bill,
      3.873%, Due 12/6/2007 # ........................   $    1,235        1,230
                                                                      ----------
TOTAL SHORT TERM INVESTMENTS .........................                     3,528
                                                                      ----------

                                                           SHARES
                                                         ----------
SECURITIES LENDING COLLATERAL - 15.22%
   American Beacon Cash Plus Trust ++ ................   14,053,384       14,054
   American Beacon Money Market Select Fund ++ .......    5,431,380        5,431
                                                                      ----------
TOTAL SECURITIES LENDING COLLATERAL ..................                    19,485
                                                                      ----------
TOTAL INVESTMENTS 115.60% - (COST $146,069) ..........                   147,963
LIABILITIES, NET OF OTHER ASSETS - (15.60%) ..........                   (19,963)
                                                                      ----------
TOTAL NET ASSETS - 100.00% ...........................                $  128,000
                                                                      ==========

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2007.

++   The Fund/Trust is affiliated by having the same investment advisor.

# At October 31, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
   (DOLLARS IN THOUSANDS)

                                                          UNREALIZED
                      NUMBER OF   EXPIRATION   MARKET    APPRECIATION/
                      CONTRACTS      DATE       VALUE   (DEPRECIATION)
                      ---------   ----------   ------   --------------
Emini S&P 400 Index       40       Dec 2007    $3,648       $100
                                               ======       ====

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
COMMON STOCKS - 99.12%
CONSUMER DISCRETIONARY - 12.53%
HOTELS, RESTAURANTS & LEISURE - 1.91%
   Bob Evans Farms, Inc. + ...........................        5,675   $      160
   Domino's Pizza, Inc. + ............................        7,010          108
   Jack in the Box, Inc. ## + ........................        7,270          228
   Ruby Tuesday, Inc. + ..............................        4,420           71
                                                                      ----------
                                                                             567
                                                                      ----------
HOUSEHOLD DURABLES - 1.53%
   Ethan Allen Interiors, Inc. + .....................        3,510          108
   Tupperware Corp. + ................................        9,560          345
                                                                      ----------
                                                                             453
                                                                      ----------
INTERNET & CATALOG RETAIL - 1.00%
   Insight Enterprises, Inc. ## + ....................       10,735          297
                                                                      ----------
LEISURE EQUIPMENT & PRODUCTS - 0.53%
   Polaris Industries, Inc. + ........................        3,230          159
                                                                      ----------
SPECIALTY RETAIL - 2.85%
   Asbury Automotive Group, Inc. + ...................        4,755           87
   Charming Shoppes, Inc. ## + .......................       17,265          128
   Collective Brands, Inc. ## + ......................        9,390          174
   Men's Wearhouse, Inc. + ...........................        2,255           95
   Regis Corp. .......................................        5,860          197
   Sonic Automotive, Inc., A Shares + ................        6,505          164
                                                                      ----------
                                                                             845
                                                                      ----------
TEXTILES & APPAREL - 4.71%
   Brown Shoe Company, Inc. + ........................        7,490          153
   Hartmarx Corp. ## + ...............................       17,360           89
   Maidenform Brands, Inc. ## + ......................        7,255          108
   Movado Group, Inc. + ..............................        5,650          170
   Perry Ellis International, Inc. ## + ..............        9,294          216
   Phillips-Van Heusen Corp. .........................        2,870          137
   Unifirst Corp. ....................................        5,090          192
   Warnaco Group, Inc. ## ............................        8,240          335
                                                                      ----------
                                                                           1,400
                                                                      ----------
TOTAL CONSUMER DISCRETIONARY .........................                     3,721
                                                                      ----------
CONSUMER STAPLES - 3.17%
FOOD & DRUG RETAILING - 2.46%
   Casey's General Stores, Inc. + ....................        6,330          180
   Longs Drug Stores Corp. + .........................        2,385          125
   Ruddick Corp. + ...................................        7,440          253
   Spartan Stores, Inc. + ............................        7,700          171
                                                                      ----------
                                                                             729
                                                                      ----------

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
PERSONAL PRODUCTS - 0.71%
   Elizabeth Arden, Inc. ## + ........................        8,505   $      212
                                                                      ----------
TOTAL CONSUMER STAPLES ...............................                       941
                                                                      ----------
ENERGY - 4.72%
ENERGY EQUIPMENT & SERVICES - 3.46%
   Grey Wolf, Inc. ## + ..............................       23,705          134
   Gulfmark Offshore, Inc. ## ........................        2,815          131
   Oil States International, Inc. ## + ...............        5,955          257
   Parker Drilling Co. ## + ..........................       33,335          281
   Trico Marine Services, Inc. ## + ..................        6,905          224
                                                                      ----------
                                                                           1,027
                                                                      ----------
OIL & GAS - 1.26%
   Comstock Resources, Inc. ## .......................        4,740          173
   Swift Energy Co. ## ...............................        4,205          200
                                                                      ----------
                                                                             373
                                                                      ----------
TOTAL ENERGY .........................................                     1,400
                                                                      ----------
FINANCIALS - 30.11%
BANKS - 10.10%
   Banco Latinoamericano de Exportaciones SA .........        6,030          117
   BankUnited Financial Corp. + ......................        7,425           64
   Boston Private Financial Holdings, Inc. + .........        8,375          241
   Central Pacific Financial Corp. + .................        6,675          150
   F.N.B. Corp. + ....................................        8,860          147
   First Community Bancorp, Inc. + ...................        5,100          248
   First Niagara Financial Group, Inc. + .............       12,265          162
   FirstFed Financial Corp. ## + .....................        5,170          221
   FirstMerit Corp. + ................................        6,865          146
   Franklin Bank Corp. ## + ..........................        9,640           75
   Hanmi Financial Corp. + ...........................        4,395           49
   Irwin Financial Corp. + ...........................       12,780          123
   Pacific Capital Bancorp NA + ......................        5,650          117
   Preferred Bank/Los Angeles CA ## ..................        3,510          104
   Prosperity Bancshares, Inc. + .....................        4,675          151
   South Financial Group, Inc. + .....................        6,475          134
   Sterling Bancshares, Inc. + .......................        7,842           96
   Sterling Financial Corp. ..........................        7,690          173
   SVB Financial Group ## + ..........................        4,070          211
   UMB Financial Corp. + .............................        6,410          269
                                                                      ----------
                                                                           2,998
                                                                      ----------
DIVERSIFIED FINANCIALS - 2.96%
   Advanta Corp., Class A Shares .....................          570            8
   Advanta Corp., Class B Shares + ...................        7,732          122
   Cash America International, Inc. + ................        4,580          178
   CompuCredit Corp. ## + ............................        6,010          120

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   MCG Capital Corp. + ...............................       10,470   $      147
   Ocwen Financial Corp. ## + ........................        4,395           33
   SWS Group, Inc. ...................................        8,680          165
   World Acceptance Corp. ## + .......................        3,260          105
                                                                      ----------
                                                                             878
                                                                      ----------
INSURANCE - 8.13%
   Argo Group International Holdings Ltd. ## .........        5,851          249
   Aspen Insurance Holdings Ltd. + ...................        4,550          124
   Delphi Financial Group, Inc. + ....................        7,425          288
   FPIC Insurance Group, Inc. ## .....................        1,865           78
   Harleysville Group, Inc. + ........................        7,160          223
   LandAmerica Financial Group, Inc. + ...............        2,255           63
   Navigators Group, Inc. ## .........................        5,170          312
   Phoenix Cos., Inc. + ..............................        5,844           81
   Platinum Underwriters Holdings Ltd. ...............        3,620          130
   ProAssurance Corp. ## + ...........................        5,900          325
   SeaBright Insurance Holdings, Inc. ## .............       12,660          211
   Selective Insurance Group, Inc. + .................        8,505          207
   Stewart Information Services Corp. + ..............        4,205          122
                                                                      ----------
                                                                           2,413
                                                                      ----------
REAL ESTATE - 8.92%
   Arbor Realty Trust, Inc. + ........................        4,580           87
   Ashford Hospitality Trust, Inc. + .................       19,055          188
   Capital Trust, Inc. + .............................        2,940           99
   DiamondRock Hospitality Co. + .....................       14,220          272
   Entertainment Properties Trust + ..................        1,720           94
   Equity Lifestyle Properties, Inc. + ...............        1,870           94
   FelCor Lodging Trust, Inc. ........................        7,320          153
   Gramercy Capital Corp. + ..........................        9,480          250
   LaSalle Hotel Properties + ........................        6,835          282
   Lexington Realty Trust + ..........................        9,960          197
   Nationwide Health Properties, Inc. ................        4,395          137
   PS Business Parks, Inc. ...........................        1,720          100
   Senior Housing Properties Trust + .................        5,740          129
   Strategic Hotel Capital, Inc. + ...................       10,335          226
   Sunstone Hotel Investors, Inc. + ..................        8,865          247
   Tanger Factory Outlet Centers, Inc. + .............        2,255           95
                                                                      ----------
                                                                           2,650
                                                                      ----------
TOTAL FINANCIALS .....................................                     8,939
                                                                      ----------
HEALTH CARE - 5.82%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.74%
   STERIS Corp. + ....................................        7,610          221
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES - 4.05%
   Centene Corp. ## ..................................        6,955          162

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Gentiva Health Services, Inc. ## ..................       10,080   $      191
   Owens & Minor, Inc. + .............................        5,395          219
   PSS World Medical, Inc. ## + ......................        8,120          164
   Res-Care, Inc. ## .................................       11,205          275
   Stewart Enterprises, Inc. + .......................       20,930          190
                                                                      ----------
                                                                           1,201
                                                                      ----------
PHARMACEUTICALS - 1.03%
   Sciele Pharma, Inc. ## + ..........................       11,965          305
                                                                      ----------
TOTAL HEALTH CARE ....................................                     1,727
                                                                      ----------
INDUSTRIALS - 15.58%
BUILDING PRODUCTS - 2.27%
   Goodman Global, Inc. ## ...........................        7,760          191
   Lennox International, Inc. ........................        6,010          215
   NCI Building Systems, Inc. ## + ...................        3,860          151
   Universal Forest Products, Inc. + .................        3,260          117
                                                                      ----------
                                                                             674
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES - 4.68%
   ABM Industries, Inc. + ............................        5,005          118
   Atlas Air Worldwide Holdings, Inc. ## + ...........        2,645          155
   Bowne & Co., Inc. + ...............................        3,440           60
   Consolidated Graphics, Inc. ## ....................        3,110          199
   Deluxe Corp. + ....................................        5,440          219
   Ennis, Inc. .......................................       11,605          237
   Kelly Services, Inc. + ............................        4,420           93
   Korn/Ferry International ## + .....................        8,330          160
   United Stationers, Inc. ## + ......................        2,565          148
                                                                      ----------
                                                                           1,389
                                                                      ----------
CONSTRUCTION & ENGINEERING - 0.67%
   EMCOR Group, Inc. ## ..............................        5,775          199
                                                                      ----------
DIVERSIFIED MANUFACTURING - 2.77%
   Acuity Brands, Inc. ...............................        3,720          178
   Andersons, Inc. + .................................        2,144          106
   Barnes Group, Inc. + ..............................        6,635          244
   Kennametal, Inc. ..................................        3,245          296
                                                                      ----------
                                                                             824
                                                                      ----------
ELECTRICAL EQUIPMENT - 2.11%
   A.O. Smith Corp. ..................................        4,140          155
   Anixter International, Inc. ## + ..................        2,910          209
   Belden, Inc. + ....................................        3,125          182
   Regal-Beloit Corp. + ..............................        1,630           80
                                                                      ----------
                                                                             626
                                                                      ----------
MACHINERY - 1.36%
   Applied Industrial Technologies, Inc. + ...........        6,665          236

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   EnPro Industries, Inc. ## .........................        4,115   $      169
                                                                      ----------
                                                                             405
                                                                      ----------
RENTAL AUTO/EQUIPMENT - 0.49%
   Dollar Thrifty Automotive Group, Inc. ## ..........        4,180          144
                                                                      ----------
ROAD & RAIL - 0.43%
   Saia, Inc. ## .....................................        9,025          127
                                                                      ----------
TRANSPORT-SERVICES - 0.80%
   Bristow Group, Inc. ## + ..........................        4,740          237
                                                                      ----------
TOTAL INDUSTRIALS ....................................                     4,625
                                                                      ----------
INFORMATION TECHNOLOGY - 11.84%
COMMUNICATIONS EQUIPMENT - 0.66%
   Black Box Corp. ...................................        3,580          143
   CommScope, Inc. ## + ..............................        1,125           53
                                                                      ----------
                                                                             196
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.44%
   Benchmark Electronics, Inc. ## ....................        6,865          141
   Checkpoint Systems, Inc. ## + .....................        7,770          235
   CTS Corp. + .......................................        7,690           95
   MTS Systems Corp. .................................        3,750          167
   Park Electrochemical Corp. + ......................        5,515          173
   Technitrol, Inc. + ................................        7,130          209
                                                                      ----------
                                                                           1,020
                                                                      ----------
IT CONSULTING & SERVICES - 3.10%
   Agilysys, Inc. + ..................................        2,425           42
   CACI International, Inc. ## + .....................        3,045          164
   MPS Group, Inc. ## + ..............................       17,055          208
   Ness Technologies, Inc. ## + ......................       16,455          193
   Perot Systems Corp. ## + ..........................       12,475          182
   SYKES Enterprises, Inc. ## + ......................        7,490          132
                                                                      ----------
                                                                             921
                                                                      ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.67%
   Advanced Energy Industries, Inc. ## ...............        6,355          102
   Brooks Automation, Inc. ## + ......................        7,190           93
   ON Semiconductor Corp. ## + .......................       19,330          197
   Photronics, Inc. ## + .............................       14,705          161
   Standard Microsystems Corp. ## ....................        6,130          239
                                                                      ----------
                                                                             792
                                                                      ----------
SOFTWARE - 1.97%
   JDA Software Group, Inc. ## .......................       12,900          322

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   TIBCO Software, Inc. ## + .........................       28,795   $      265
                                                                      ----------
                                                                             587
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY .........................                     3,516
                                                                      ----------
MATERIALS - 7.73%
CHEMICALS - 1.75%
   H.B. Fuller Co. + .................................        8,295          244
   Rockwood Holdings, Inc. ## + ......................        5,225          204
   Spartech Corp. + ..................................        4,620           71
                                                                      ----------
                                                                             519
                                                                      ----------
CONTAINERS & PACKAGING - 2.70%
   AptarGroup, Inc. + ................................        5,810          260
   Greif, Inc. + .....................................        3,115          198
   Rock-Tenn Co. .....................................        5,730          167
   Silgan Holdings, Inc. + ...........................        3,220          176
                                                                      ----------
                                                                             801
                                                                      ----------
METALS & MINING - 1.62%
   AMCOL International Corp. + .......................        2,810          113
   Commercial Metals Co. + ...........................        1,715           54
   Compass Minerals International, Inc. + ............        4,860          179
   NN, Inc. ..........................................       12,525          134
                                                                      ----------
                                                                             480
                                                                      ----------
PAPER & FOREST PRODUCTS - 1.66%
   Buckeye Technologies, Inc. ## + ...................        9,960          179
   Potlatch Corp. + ..................................        6,615          315
                                                                      ----------
                                                                             494
                                                                      ----------
TOTAL MATERIALS ......................................                     2,294
                                                                      ----------
TELECOMMUNICATION SERVICES - 2.41%
DIVERSIFIED TELECOMMUNICATION - 2.41%
   General Communication, Inc. ## ....................        5,860           68
   Golden Telecom, Inc. ..............................        3,025          313
   Premiere Global Services, Inc. ## .................       20,260          334
                                                                      ----------
TOTAL TELECOMMUNICATION SERVICES .....................                       715
                                                                      ----------
UTILITIES - 5.21%
ELECTRIC UTILITIES - 3.62%
   Black Hills Corp. + ...............................        6,475          288
   El Paso Electric Co. ## + .........................       10,885          265
   Empire District Electric Co. ......................        9,160          220
   PNM Resources, Inc. + .............................        6,195          155
   Portland General Electric Co. .....................        5,275          148
                                                                      ----------
                                                                           1,076
                                                                      ----------
GAS UTILITIES - 1.59%
   Atmos Energy Corp. ................................        4,115          116

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Southwest Gas Corp. + .............................        3,910   $      116
   WGL Holdings, Inc. ................................        7,050          239
                                                                      ----------
                                                                             471
                                                                      ----------
TOTAL UTILITIES ......................................                     1,547
                                                                      ----------
TOTAL COMMON STOCKS ..................................                    29,425
                                                                      ----------
SHORT TERM INVESTMENTS - 1.10%
   American Beacon Money Market Select Fund ++ .......       29,480           29
  iShares Russell 2000 Value Index Fund + ............        3,858          299
                                                                      ----------
TOTAL SHORT TERM INVESTMENTS .........................                       328
                                                                      ----------
SECURITIES LENDING
COLLATERAL - 25.32%
   American Beacon Cash Plus Trust ++ ................    5,421,079        5,421
   American Beacon Money Market Select Fund ++ .......    2,095,150        2,095
                                                                      ----------
TOTAL SECURITIES LENDING COLLATERAL ..................                     7,516
                                                                      ----------
TOTAL INVESTMENTS 125.54% - (COST $38,997) ...........                    37,269
LIABILITIES, NET OF OTHER ASSETS - (25.54%) ..........                    (7,582)
                                                                      ----------
TOTAL NET ASSETS - 100.00% ...........................                $   29,687
                                                                      ==========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2007.

++   The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
ARGENTINA - 0.58%
COMMON STOCKS - 0.58%
   Petrobras Energia Participaciones S.A., ADR + .....       35,700   $      427
   Tenaris S.A., ADR .................................       24,034        1,293
                                                                      ----------
TOTAL ARGENTINA ......................................                     1,720
                                                                      ----------
AUSTRIA - 0.37%
COMMON STOCKS - 0.37%
   Raiffeisen International Bank-Holding AG + ........        6,648        1,105
                                                                      ----------
BRAZIL - 11.81%
COMMON STOCKS - 6.95%
   Aracruz Celulose S.A., ADR + ......................        5,900          454
   Banco Bradesco S.A., ADR ..........................       10,677          365
   Banco Itau Holding Financeira S.A., ADR ## + ......       58,740        1,677
   Banco Nossa Caixa S.A .............................       32,300          572
   Braskem S.A., ADR + ...............................        3,300           62
   Centrais Eletricas Brasileiras S.A ................       29,466          457
   Companhia Brasileira de Distribuicao (Pao
   de Acucar), ADR + .................................       33,630        1,082
   Companhia de Saneamento Basico do
      Estado de Sao Paulo, ADR + .....................        2,330          121
   Companhia Energetica de Minas Gerais, ADR + .......       53,980        1,166
   CPFL Energia S.A ..................................       15,800          347
   Cyrela Brazil Realty S.A ..........................       48,396          842
   Empresa Brasileira de Aeronautica S.A
      (Embraer), ADR + ...............................       13,810          674
   Gerdau S.A., ADR + ................................       15,768          490
   Grendene S.A ......................................       63,100          860
   Petroleo Brasileiro S.A., ADR .....................       31,464        3,009
   Petroleo Brasileiro S.A., A Shares, ADR ...........       40,030        3,330
   TIM Participacoes S.A .............................        9,100           63
   TIM Participacoes S.A., ADR + .....................        9,173          426
   Unibanco - Uniao de Bancos Brasileiros S.A ........       15,378          244
   Unibanco - Uniao de Bancos Brasileiros S.A., GDR ..       21,782        3,442
   Usinas Siderurgicas de Minas Gerais S.A ...........        5,126          432
   Votorantim Celulose e Papel S.A., ADR .............       17,330          543
                                                                      ----------
TOTAL COMMON STOCKS ..................................                    20,658
                                                                      ----------
PREFERRED STOCKS - 4.86%
   All America Latina Logistica S.A ..................       46,827          744
   Banco Itau Holding Financeira S.A. ## .............       17,048          487
   Braskem S.A .......................................      112,100        1,056
   Centrais Eletricas Brasileiras S.A ................       37,040          559
   Companhia de Tecidos Norte de Minas ...............       94,762          750
   Companhia Energetica de Minas Gerais ..............       24,529          526
   Companhia Energetica de Sao Paulo ## ..............       12,695          241
   Companhia Vale do Rio Doce, ADR ## ................      203,196        6,415

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Companhia Vale do Rio Doce, A Shares ..............        7,504   $      237
   Gerdau S.A ........................................        9,650          301
   Itausa - Investimentos Itau S.A ...................       83,922          638
   Net Servicos de Comunicacao S.A. ## ...............        3,238           52
   Tele Norte Leste Participacoes S.A., ADR ..........       69,710        1,520
   Telemig Celular Participacoes S.A .................       14,454          451
   Usinas Siderurgicas de Minas Gerais S.A ...........        5,823          457
                                                                      ----------
TOTAL PREFERRED STOCKS ...............................                    14,434
                                                                      ----------
TOTAL BRAZIL .........................................                    35,092
                                                                      ----------
CHILE - 0.16%
COMMON STOCKS - 0.16%
   United Breweries Co., Inc., ADR ...................       11,210          471
                                                                      ----------
CZECH REPUBLIC - 0.80%
COMMON STOCKS - 0.80%
   Central European Media Enterprises Ltd. ## + ......       16,184        1,857
   Komercni Banka, a.s ...............................        2,200          510
                                                                      ----------
TOTAL CZECH REPUBLIC .................................                     2,367
                                                                      ----------
EGYPT - 0.44%
COMMON STOCKS - 0.44%
   El Ezz Steel Rebars Co. ...........................       53,601          528
   El Sewedy Cables Holding Co. ## ...................       39,595          782
                                                                      ----------
TOTAL EGYPT ..........................................                     1,310
                                                                      ----------
HONG KONG/CHINA - 14.77%
COMMON STOCKS - 14.77%
   Anhui Expressway Co. Ltd. .........................      202,000          166
   Bank of China Ltd. + ..............................    2,580,000        1,733
   Brilliance China Automotive Holdings Ltd. ## + ....    1,296,000          351
   Chaoda Modern Agriculture (Holdings) Ltd. + .......      202,000          184
   China Coal Energy Ltd. ## + .......................      723,000        2,454
   China Communications Construction Co. Ltd. ........      444,000        1,412
   China Construction Bank Corp. + ...................    2,399,000        2,729
   China COSCO Holdings Co. Ltd. .....................      611,500        2,758
   China Merchants Bank Co. Ltd. .....................      189,500          990
   China Mobile Ltd. .................................      237,000        4,985
   China Netcom Group Corp. (Hong Kong) Ltd. + .......      338,000        1,049
   China Petroleum & Chemical Corp. ..................      676,000        1,028
   China Ping'an Insurance Co. Ltd. + ................       93,500        1,307
   China Power International Development Ltd. ## + ...    2,535,800        1,375
   China Resources Power Holdings Co. ................      308,000        1,168
   China Shenhua Energy Company Ltd. + ...............       99,000          651
   China Telecom Corp. Ltd. + ........................      827,100          733
   CNOOC Ltd. ........................................      994,400        2,170
   COSCO Pacific Ltd. + ..............................      224,000          694

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Datang International Power Generation Co. Ltd. ....       54,000   $       61
   Denway Motors Ltd. + ..............................    1,524,700        1,075
   Dongfeng Motor Group Co. Ltd. + ...................    1,196,000        1,101
   Global Bio-chem Technology Group Co. Ltd. .........    1,723,800          638
   GOME Electrical Appliances Holdings Ltd. + ........      591,000        1,352
   Harbin Power Equipment Co. Ltd. ...................      438,000        1,457
   Hopson Development Holdings Ltd. ..................      102,000          396
   Huaneng Power International, Inc. + ...............      371,900          446
   Industrial & Commercial Bank of China + ...........    2,746,000        2,617
   Maanshan Iron & Steel Co. Ltd. + ..................    1,005,000          896
   Moulin Global Eyecare Holdings Ltd. ## ++ .........       96,000           --
   NWS Holdings Ltd. .................................       61,000          238
   PetroChina Co. Ltd. ...............................      652,000        1,692
   Shanghai Industrial Holdings Ltd. + ...............      190,000        1,133
   Sino-Ocean Land Holdings Ltd. ## ..................       15,000           27
   Sinotrans Ltd. + ..................................      553,000          356
   Texwinca Holdings Ltd. ............................      764,000          674
   TPV Technology Ltd. ...............................    1,100,000          740
   Weiqiao Textile Co. Ltd. + ........................      567,100        1,065
                                                                      ----------
TOTAL HONG KONG/CHINA ................................                    43,901
                                                                      ----------
HUNGARY - 0.54%
COMMON STOCKS - 0.54%
   Magyar Telekom Telecommunications plc .............      106,350          574
   OTP Bank ..........................................       18,943        1,030
                                                                      ----------
TOTAL HUNGARY ........................................                     1,604
                                                                      ----------
INDIA - 8.03%
COMMON STOCKS - 8.03%
   Aban Offshore Ltd. ................................        6,600          796
   Andhra Bank .......................................       79,870          181
   Asea Brown Boveri India Ltd. ......................       30,000        1,212
   Axis Bank Ltd. ....................................       46,100        1,093
   Bharat Heavy Electricals Ltd. .....................       21,700        1,452
   Bharat Petroleum Corp. Ltd. .......................      120,203        1,064
   Bharti Airtel Ltd. ## .............................       50,100        1,313
   Deccan Chronicle Holdings Ltd. ....................       88,779          436
   Glenmark Pharmaceuticals Ltd. .....................       55,800          697
   GVK Power & Infrastructure Ltd. ...................       23,000          418
   HCL Technologies Ltd. .............................       71,100          570
   HDFC Bank Ltd. ....................................       23,000          989
   HDFC Bank Ltd., ADR + .............................        7,300        1,015
   Hero Honda Motors Ltd. ............................       10,878          202
   Hindalco Industries Ltd. ..........................      153,740          781
   Hindalco Industries Ltd., GDR # ...................      162,100          794
   Hindustan Petroleum Corporation Ltd. ..............      135,560          831
   India Cements Ltd. ................................       63,400          459
   Infosys Technologies Ltd. .........................       20,500          970
   Infosys Technologies Ltd., ADR + ..................        1,300           66

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Mahanagar Telephone Nigam Ltd. ....................      126,680   $      582
   Maruti Udyog Ltd. .................................       21,300          590
   Oil & Natural Gas Corp. Ltd. ......................       53,271        1,715
   Praj Industries Ltd. ## ...........................       45,500          239
   Reliance Communications Ltd. ......................       34,400          685
   Reliance Industries Ltd. ..........................       20,300        1,441
   Satyam Computer Services Ltd. .....................        8,470          103
   State Bank of India Ltd., GDR .....................       15,530        1,926
   Tata Motors Ltd. ..................................       27,706          537
   Television Eighteen India Ltd. ## .................       14,000          182
   Zee Entertainment Enterprises Ltd. ................       62,500          529
                                                                      ----------
TOTAL INDIA ..........................................                    23,868
                                                                      ----------
INDONESIA - 1.84%
COMMON STOCKS - 1.84%
   PT Astra International Tbk ........................      232,900          662
   PT Bank Central Asia Tbk ..........................      523,000          424
   PT Bank Mandiri (Persero) Tbk .....................      445,000          187
   PT Bank Rakyat Indonesia Tbk ......................      490,500          422
   PT Bumi Resources Tbk .............................    1,896,000        1,015
   PT Gudang Garam Tbk ...............................      559,800          619
   PT Indosat Tbk ....................................      405,800          392
   PT International Nickel Indonesia Tbk .............       60,000          600
   PT Perusahaan Gas Negara ..........................      115,500          180
   PT Tambang Batubara Bukit Asam Tbk ................      352,000          355
   PT Telekomunikasi Indonesia Tbk ...................      511,500          617
                                                                      ----------
TOTAL INDONESIA ......................................                     5,473
                                                                      ----------
ISRAEL - 1.04%
COMMON STOCKS - 1.04%
   Bank Leumi le-Israel B.M ..........................      165,200          794
   Israel Discount Bank Ltd. ## ......................      355,255          906
   Teva Pharmaceutical Industries Ltd., ADR ..........       31,530        1,388
                                                                      ----------
TOTAL ISRAEL .........................................                     3,088
                                                                      ----------
MALAYSIA - 2.24%
COMMON STOCKS - 2.24%
   AMMB Holdings Bhd .................................      294,000          375
   Gamuda Bhd ........................................      118,700          167
   Hap Seng Plantations Holdings Bhd ## ..............       21,000           19
   IOI Corp Bhd ......................................      324,350          741
   Malayan Banking Bhd ...............................      562,000        1,896
   Proton Holdings Bhd ## ............................       40,300           64
   Resorts World Bhd .................................      645,000          747
   Sime Darby Bhd ....................................      372,400        1,250
   Telekom Malaysia Bhd ..............................      194,200          596
   Tenaga Nasional Bhd ...............................      280,800          791
                                                                      ----------
TOTAL MALAYSIA .......................................                     6,646
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
MEXICO - 4.95%
COMMON STOCKS - 4.95%
   America Movil, S.A.B. de C.V., ADR ................       50,541   $    3,305
   Cemex, S.A.B. de C.V. + ...........................      251,775          765
   Cemex, S.A.B. de C.V., ADR + ......................       11,710          359
   Coca-Cola Femsa, S.A. de C.V., ADR + ..............       16,085          745
   Consorcio ARA, S.A. de C.V ........................       75,900           84
   Controladora Commercial Mexicana, S.A. de C.V .....      285,700          890
   Corp GEO, S.A. de C.V. ## + .......................       96,099          355
   Embotelladoras Arca, S.A. + .......................      119,130          472
   Gruma, S.A. de C.V. + .............................       99,200          356
   Grupo Continential, S.A.B .........................      391,250          917
   Grupo Financiero Banorte, S.A. de C.V .............      174,200          789
   Grupo Mexico, S.A.B de C.V ........................       44,100          401
   Grupo Modelo, S.A.B de C.V ........................      102,900          480
   Grupo Televisa, S.A., ADR .........................       43,733        1,087
   Kimberly-Clark de Mexico, S.A. de C.V. + ..........       93,200          398
   Telefonos de Mexico, S.A. de C.V., ADR ............       26,580          972
   Urbi Desarrollos Urbanos, S.A. de C.V ## + ........      102,484          398
   Wal-Mart de Mexico, S.A.B. de C.V. + ..............      394,148        1,601
   Wal-Mart de Mexico, S.A.B. de C.V., ADR + .........        8,448          342
                                                                      ----------
TOTAL MEXICO .........................................                    14,716
                                                                      ----------
MOROCCO - 0.14%
COMMON STOCKS - 0.14%
   Douja Promotion Groupe Addoha S.A. ................        1,000          414
                                                                      ----------
PHILIPPINES - 0.72%
COMMON STOCKS - 0.72%
   ABS-CBN Broadcasting Corp. ........................      211,200          171
   Ayala Corp. .......................................       23,006          332
   Bank of the Philippine Islands ....................      307,623          465
   Manila Electric Co. ...............................      127,720          245
   Philippine Long Distance Telephone Co. ............        4,110          282
   PNOC Energy Development Corp. .....................    2,214,000          389
   Union Bank of the Philippines .....................      232,300          268
                                                                      ----------
TOTAL PHILIPPINES ....................................                     2,152
                                                                      ----------
POLAND - 2.54%
COMMON STOCKS - 2.54%
   Bank Handlowy W Warszawie S.A. ....................       12,048          565
   Bank Millennium S.A. ..............................      155,725          848
   Bank Pekao S.A. ...................................       13,506        1,445
   Bank Zachodni WBK S.A. ............................        6,034          671
   Budimex S.A. ## ...................................        5,184          154
   KGHM Polska Miedz S.A. ............................       13,463          730
   PBG S.A. ## .......................................        1,269          173
   Polimex Mostostal S.A. ............................       76,800          321

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Polski Koncern Naftowy Orlen S.A. ## ..............       27,350   $      633
   Telekomunikacja Polska S.A. .......................      121,370        1,152
   TVN S.A. ..........................................       85,637          857
                                                                      ----------
TOTAL POLAND .........................................                     7,549
                                                                      ----------
RUSSIA - 8.16%
COMMON STOCKS - 8.16%
   Cherepovets MK Severstal, GDR # ...................       11,810          281
   CTC Media, Inc. ## + ..............................       31,794          798
   Evraz Group S.A., GDR ## ..........................       14,525        1,097
   Golden Telecom, Inc. ## ...........................       11,729        1,213
   JSC Surgutneftegaz, ADR ## + ......................        5,000          327
   LUKOIL Oil Co., ADR ...............................       34,300        3,104
   Mechel OAO, ADR ## + ..............................        9,729          819
   Mobile TeleSystems OJSC, ADR ## ...................       12,646        1,050
   OJSC MMC Norilsk Nickel, ADR ......................        5,782        1,821
   RAO Gazprom, ADR ## ...............................       36,049        1,802
   RAO Gazprom, ADR ## + .............................      124,908        6,220
   Sberbank RF, GDR ## ...............................        5,929        2,912
   Severstal OAO, GDR ## .............................       31,237          743
   TMK OAO, GDR ## + .................................        4,302          191
   TMK OAO, GDR ## # .................................       16,028          713
   VTB Bank OJSC, GDR ## # ...........................       47,360          455
   Wimm-Bill-Dann Foods OJSC, ADR + ..................        6,002          719
                                                                      ----------
 TOTAL RUSSIA .........................................                   24,265
                                                                      ----------
SOUTH AFRICA - 6.80%
COMMON STOCKS - 6.67%
   AngloGold Ashanti Ltd., ADR .......................       29,430        1,367
   ArcelorMittal South Africa Ltd. ...................       53,009        1,203
   Aspen Pharmacare Holdings Ltd. ....................      136,350          798
   Barloworld Ltd. ...................................       17,122          334
   Bidvest Group Ltd. ................................       19,654          416
   Ellerine Holdings Ltd. ............................       51,150          689
   Exxaro Resources Ltd. .............................       52,000          845
   Gold Fields Ltd., ADR .............................       18,250          330
   Group Five Ltd. ...................................       69,696          693
   JD Group Ltd. .....................................       62,620          606
   Mr Price Group Ltd. ...............................      106,600          436
   MTN Group Ltd. ....................................      140,200        2,737
   Murray & Roberts Holdings Ltd. ....................       51,397          788
   Nampak Ltd. .......................................      320,820        1,076
   Nedbank Group Ltd. ................................      101,190        2,229
   Raubex Group Ltd. ## ..............................       63,413          350
   Sanlam Ltd. .......................................      262,940          964
   Sappi Ltd. ........................................       75,830        1,160
   Sasol Ltd. ........................................       22,650        1,171
   Standard Bank Group Ltd. ..........................       48,240          876

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Steinhoff International Holdings Ltd. .............      239,359   $      745
                                                                      ----------
TOTAL COMMON STOCKS ..................................                    19,813
                                                                      ----------
PREFERRED STOCKS - 0.13%
   Allied Electronics Corp. Ltd. .....................       53,370          386
                                                                      ----------
TOTAL SOUTH AFRICA ...................................                    20,199
                                                                      ----------
SOUTH KOREA - 13.63%
COMMON STOCKS - 13.41%
   Amorepacific Corp. ................................          561          536
   Cheil Communications, Inc. ........................        1,596          462
   Cheil Industries, Inc. ............................        6,790          450
   Doosan Infracore Co. Ltd. .........................       13,722          597
   GS Engineering & Construction Corp. ...............        4,464          943
   Hana Financial Group, Inc. ........................       17,111          872
   Hanwha Chemical Corp. .............................        7,400          221
   Hite Brewery Co. Ltd. .............................        2,489          377
   Hynix Semiconductor, Inc. ## ......................       12,102          342
   Hyundai Heavy Industries ..........................        2,857        1,618
   Hyundai Mipo Dockyard Co. Ltd. ....................        3,156        1,413
   Hyundai Mobis .....................................       13,159        1,337
   Hyundai Motor Co. Ltd. ............................       21,746        1,729
   Kookmin Bank ......................................       27,813        2,297
   Kookmin Bank, ADR ## ..............................        6,160          503
   Korea Electric Power Corp. ........................       22,295          994
   Korea Electric Power Corp., ADR ## ................        7,200          160
   Korea Exchange Bank ...............................       22,290          371
   Korea Line Corp. ..................................        1,600          476
   KT Corp. ..........................................       11,820          560
   KT Corp., ADR .....................................       44,440        1,045
   Kumho Tire Co., Inc. ..............................       57,050          908
   LG Chem Ltd. ......................................        6,450          806
   LG Electronics, Inc. ..............................        7,704          810
   LG Philips LCD Co. Ltd. ## ........................       21,620        1,209
   Lotte Shopping Co. Ltd. ...........................        3,412        1,605
   NHN Corp. ## ......................................        4,637        1,505
   Nong Shim Holdings Co. Ltd. .......................        2,401          532
   Orion Corp. .......................................        1,452          465
   POSCO .............................................        3,598        2,627
   Samsung Electronics Co. Ltd. ......................        6,205        3,853
   Samsung Fire & Marine Insurance Co. Ltd. ..........        2,924          812
   Samsung SDI Co. Ltd. ..............................        3,559          287
   Shinhan Financial Group Co. Ltd. ..................       30,590        1,994
   SK Energy Co. Ltd. ## .............................        1,476          344
   SK Telecom Co. Ltd. ...............................        2,336          550
   SK Telecom Co. Ltd., ADR ## + .....................       35,670        1,099
   S-Oil Corp. .......................................        7,099          651
   SSCP Co. Ltd. ## ..................................       10,230          422
   STX Pan Ocean Co. Ltd. ## .........................      333,880        1,159

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Woongjin Coway Co. Ltd. ...........................       23,466   $      897
                                                                      ----------
TOTAL COMMON STOCKS ..................................                    39,838
                                                                      ----------
PREFERRED STOCKS - 0.22%
   Samsung Electronics Co. Ltd. ......................        1,384          665
                                                                      ----------
TOTAL SOUTH KOREA ....................................                    40,503
                                                                      ----------
TAIWAN - 8.83%
COMMON STOCKS - 8.83%
   Asustek Computer, Inc. ............................      200,655          718
   AU Optronics Corp. ................................    1,016,946        2,200
   AU Optronics Corp., ADR + .........................       13,680          297
   Chi Mei Optoelectronics Corp. .....................       69,000          101
   China Motor Corp. .................................      603,245          560
   China Steel Corp. .................................      197,000          281
   Chinatrust Financial Holding Co. Ltd. ## ..........    1,647,149        1,218
   Chunghwa Telecom Co. Ltd., ADR ....................       84,601        1,624
   Compal Electronics, Inc. ..........................    1,540,885        1,981
   First Financial Holding Co. Ltd. ..................    1,768,496        1,468
   Formosa Plastics Corp. ............................      411,000        1,284
   Foxconn Technology Co. Ltd. .......................       71,550          877
   HON HAI Precision Industry Co. Ltd. ...............       41,600          320
   InnoLux Display Corp. .............................       14,000           67
   MediaTek, Inc. ....................................       49,715          986
   Mega Financial Holding Co. Ltd. ...................      706,000          464
   Nan Ya Printed Circuit Board Corp. ................       61,480          408
   Nien Hsing Textile Co. Ltd. .......................      317,000          218
   Powerchip Semiconductor Corp. .....................    1,159,444          540
   Quanta Computer, Inc. .............................    1,124,675        1,900
   Radiant Opto-Electronics Corp. ....................      336,329          539
   Siliconware Precision Industries Co. Ltd. .........      341,000          736
   SinoPac Financial Holdings Co. Ltd. ...............    2,872,987        1,341
   Taiwan Cement Corp. ...............................      448,000          776
   Taiwan Semiconductor Manufacturing Co. Ltd ........      158,474          316
   Taiwan Semiconductor Manufacturing Co. Ltd., ADR ..       48,305          514
   Tatung Co. Ltd. ## ................................      994,000          551
   Tripod Technology Corp. ...........................       67,034          275
   TXC Corp. .........................................       79,059          165
   United Microelectronics Corp. .....................    3,618,542        2,402
   United Microelectronics Corp., ADR + ..............       16,051           61
   Yaego Corp. .......................................    1,524,000          603
   Yang Ming Marine Transport Corp. ## ...............      535,823          444
                                                                      ----------
TOTAL TAIWAN .........................................                    26,235
                                                                      ----------
THAILAND - 1.42%
COMMON STOCKS - 1.42%
   Bangkok Bank PCL ..................................      218,400          825
   Charoen Pokphand Foods PCL ........................    4,347,400          588

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Delta Electronics PCL .............................      189,800   $      121
   Italian -Thai Development PCL ## ..................    1,031,200          250
   Kasikornbank PCL ..................................      299,800          799
   Krung Thai Bank PCL ...............................    1,851,700          642
   Siam Cement PCL ...................................       78,800          612
   Siam Makro PCL ++ .................................       42,000          122
   Thai Union Frozen Products PCL ....................      371,200          262
                                                                      ----------
TOTAL THAILAND .......................................                     4,221
                                                                      ----------
TURKEY - 3.13%
COMMON STOCKS - 3.13%
   Akcansa Cimento A.S. ..............................       44,937          329
   Aksigorta A.S. ....................................       79,460          590
   KOC Holding A.S. ## ...............................      117,788          647
   Petrol Ofisi A.S. ## ..............................       12,315           64
   TURK Sise ve Cam Fabrikalari A.S. (Sisecam) .......      214,207          474
   Turkcell Iletisim Hizmetleri A.S. .................      199,717        1,921
   Turkcell Iletisim Hizmetleri A.S., ADR ............        1,600           38
   Turkiye Garanti Bankasi A.S. ......................      173,813        1,610
   Turkiye Halk Bankasi A.S. ## ......................       63,527          541
   Turkiye Is Bankasi (Isbank) .......................      261,109        1,797
   Yapi ve Kredi Bankasi A.S. ## .....................      330,501        1,296
                                                                      ----------
TOTAL TURKEY .........................................                     9,307
                                                                      ----------
SHORT TERM INVESTMENTS - 6.07%
   American Beacon Money Market Select Fund ** .......   17,218,023       17,218

                                                             PAR
                                                           AMOUNT
                                                         ----------
   United States Treasury Bill,
      3.873%, Due 12/6/2007 *                            $      840          837
                                                                      ----------
TOTAL SHORT TERM INVESTMENTS                                              18,055
                                                                      ----------

                                                           SHARES
                                                         ----------
SECURITIES LENDING COLLATERAL - 10.36%
   American Beacon Cash Plus Trust ** ................   22,207,419       22,207
   American Beacon Money Market Select Fund ** .......    8,582,768        8,583
                                                                      ----------
TOTAL SECURITIES LENDING COLLATERAL ..................                    30,790
                                                                      ----------
TOTAL INVESTMENTS 109.37% - (COST $233,306) ..........                   325,051
LIABILITIES, NET OF OTHER ASSETS - (9.37%) ...........                   (27,858)
                                                                      ----------
TOTAL NET ASSETS - 100.00% ...........................                $  297,193
                                                                      ==========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2007.

++ Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

# Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,243 or 0.75% of net assets. The Fund has no right to demand registration of these securities.

**   The Fund/Trust is affiliated by having the same investment advisor.

* At October 31, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                              UNREALIZED
                         NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                         CONTRACTS      DATE       VALUE    (DEPRECIATION)
                         ---------   ----------   -------   --------------
Emini S&P 500 Index ..      261       Dec 2007    $20,291        $192
                                                  =======        ====

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                               SETTLEMENT   MARKET   UNREALIZED
                                  DATE       VALUE   GAIN/(LOSS)
                               ----------   ------   -----------
CONTRACTS TO DELIVER
   12,518 South African Rand   11/16/2007   $1,921      $(221)
                                            ------      -----
TOTAL CONTRACTS TO DELIVER
(RECEIVABLE AMOUNT $1,700)                  $1,921      $(221)
                                            ------      -----
NET CURRENCY FLUCTUATION                                $(221)
                                                        =====

SECTOR DIVERSIFICATION

                                      Percent of
                                      Net Assets
                                      ----------
Communications ....................      1.52%
Consumer Discretionary ............      8.50%
Consumer Staples ..................      3.10%
Energy ............................      9.50%
Financials ........................     21.35%
Health Care .......................      1.18%
Industrials .......................     12.16%
Information Technology ............      8.79%
Materials .........................     12.84%
Telecommunication Services ........     10.92%
Utilities .........................      3.07%
Short Term Investments ............     16.44%
Liabilities, Net of Other Assets ..     (9.37)%
                                       ------
                                       100.00%
                                       ======

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 95.54%
AUTO COMPONENTS - 2.82%
   Pep Boys, Inc., 7.50%, Due 12/15/2014 .............   $    1,135   $    1,092
   Stanadyne Corp., 10.00%, Due 8/15/2014 ............        1,000        1,015
   TriMas Corp., 9.875%, Due 6/15/2012 ...............          965          992
   TRW Automotive, Inc., 7.25%, Due 3/15/2017 ++ .....        1,000          974
   United Components, Inc., 9.375%, Due 6/15/2013 ....        2,250        2,295
                                                                      ----------
                                                                           6,368
                                                                      ----------

AUTO LOAN - 3.17%
   Ford Motor Credit Co. LLC,
      9.75%, Due 9/15/2010 ...........................        1,700        1,693
      9.875%, Due 8/10/2011 ..........................        2,300        2,296
   General Motors Acceptance Corp., 6.875%,
      Due 9/15/2011 + ................................        3,450        3,180
                                                                      ----------
                                                                           7,169
                                                                      ----------

AUTOMOBILES - 1.40%
   Ford Motor Co.,
      8.875%, Due 1/15/2022 ..........................          200          172
      7.45%, Due 7/16/2031 ...........................          725          573
   General Motors Corp.,
      7.70%, Due 4/15/2016 + .........................        1,400        1,288
      8.25%, Due 7/15/2023 ...........................          800          722
      7.40%, Due 9/1/2025 ............................          500          415
                                                                      ----------
                                                                           3,170
                                                                      ----------

CASINO/GAMING - 0.29%
   Fontainebleau Las Vegas Holdings LLC, 10.25%,
      Due 6/15/2015 ++ ...............................          600          561
   Pinnacle Entertainment, Inc., 8.75%,
      Due 10/1/2013 ..................................          100          104
                                                                      ----------
                                                                             665
                                                                      ----------

COMMERCIAL SERVICES - 1.80%
   Harland Clarke Holdings, 10.308%, Due 5/15/2015 ...        1,500        1,350
   Iron Mountain, Inc.,
      6.625%, Due 1/1/2016 ...........................          750          713
      8.75%, Due 7/15/2018 + .........................        1,000        1,050
   RSC Equipment Rental, Inc., 9.50%,
      Due 12/1/2014 ..................................        1,000          961
                                                                      ----------
                                                                           4,074
                                                                      ----------

COMMUNICATIONS - 12.70%
   American Tower Corp., 7.00%, Due 10/15/2017 ++ ....        1,000        1,023
   Cadmus Communications Corp., 8.375%,
      Due 6/15/2014 ..................................        1,700        1,573
   CanWest Media, Inc., 8.00%, Due 9/15/2012 .........        1,000          975
   Charter Communications Holdings LLC,
      10.25%, Due 9/15/2010 ..........................        1,900        1,936
      11.00%, Due 10/1/2015 ..........................        1,700        1,647
   CSC Holdings, Inc.,
      7.625%, Due 4/1/2011 ...........................          200          200
      7.625%, Due 7/15/2018 ..........................          800          768

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Dex Media, Inc.,
      9.875%, Due 8/15/2013 ..........................   $      200   $      213
      Zero Coupon, Due 11/15/2013 ## # ...............          945          895
   Digicel Group Ltd., 8.875%, Due 1/15/2015 + ++ ....          900          840
   Echostar DBS Corp.,
      6.375%, Due 10/1/2011 ..........................          100          101
      7.125%, Due 2/1/2016 ...........................          700          732
   FTD, Inc., 7.75%, Due 2/15/2014 ...................          923          879
   Insight Communications Co., Inc., 12.25%,
      Due 2/15/2011 ..................................        1,000        1,033
   Intelsat Intermediate Holding Co. Ltd.,
      Zero Coupon, Due 2/1/2015 ## # .................          800          658
   Intelsat Subsidiary Holding Co. Ltd., 8.25%,
      Due 1/15/2013 ..................................          800          806
   L-3 Communications Corp., 6.125%,
      Due 7/15/2013 ..................................          800          794
   Lamar Media Corp., 7.25%, Due 1/1/2013 ............        1,000        1,003
   Liberty Media LLC, 5.70%, Due 5/15/2013 ...........        1,000          937
   LIN Television Corp., 6.50%, Due 5/15/2013 ........          800          776
   MasTec, Inc., 7.625%, Due 2/1/2017 ................        1,000          970
   MetroPCS Wireless, Inc., 9.25%,
      Due 11/1/2014 ++ ...............................        1,000          992
   Network Communications, Inc., 10.75%,
      Due 12/1/2013 ..................................        1,000        1,006
   Quebecor Media, Inc.,
      7.75%, Due 3/15/2016 ...........................          900          871
      7.75%, Due 3/15/2016 ++ ........................          100           97
   Qwest Communications International, Inc.,
      7.50%, Due 2/15/2014 ...........................        1,200        1,215
   Radio One, Inc., 6.375%, Due 2/15/2013 ............          800          704
   Reader's Digest Association, Inc.,
      9.00%, Due 2/15/2017 ++ ........................        2,000        1,782
   Umbrella Acquisition, Inc., 9.75%,
      Due 3/15/2015 ++ ...............................        2,300        2,254
   West Corp., 9.50%, Due 10/15/2014 .................        1,000        1,027
                                                                      ----------
                                                                          28,707
                                                                      ----------

CONSTRUCTION & ENGINEERING - 0.90%
   Beazer Homes USA, Inc.,
      8.125%, Due 6/15/2016 + ........................          200          159
   KB Home,
      7.75%, Due 2/1/2010 ............................        1,000          965
      6.25%, Due 6/15/2015 + .........................          600          540
      7.25%, Due 6/15/2018 ...........................          400          371
                                                                      ----------
                                                                           2,035
                                                                      ----------

CONSUMER DISCRETIONARY - 3.82%
   Commercial Vehicle Group, Inc.,
      8.00%, Due 7/1/2013 ............................          400          384
   Dollar General Corp., 10.625%,
      Due 7/15/2015 + ++ .............................          900          864
   Fresenius Medical Care Capital Trust IV,
      7.875%, Due 6/15/2011 ..........................          900          941
   Michaels Stores, Inc.,
      10.00%, Due 11/1/2014 + ........................        1,000        1,007
   OSI Restaurant Partners, Inc.,
      10.00%, Due 6/15/2015 + ++ .....................          600          516
   Penske Auto Group, Inc., 7.75%, Due 12/15/2016 ....        2,250        2,188
   Simmons Co., 7.875%, Due 1/15/2014 ................        1,750        1,676
   Travelport LLC, 10.246%, Due 9/1/2014 # ...........        1,050        1,055
                                                                      ----------
                                                                           8,631
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 5.15%
   Blyth, Inc., 5.50%, Due 11/1/2013 .................   $    1,500   $    1,297
   Collective Brands, Inc., 8.25%, Due 8/1/2013 ......        1,500        1,483
   Cott Beverages USA, Inc.,
      8.00%, Due 12/15/2011 ..........................        1,600        1,548
   Jarden Corp., 7.50%, Due 5/1/2017 .................        1,900        1,805
   Prestige Brands, Inc., 9.25%, Due 4/15/2012 .......        2,000        2,020
   Rafaella Apparel Group, Inc.,
      11.25%, Due 6/15/2011 ..........................        1,079        1,047
   Reynolds American, Inc., 7.625%, Due 6/1/2016 .....        1,200        1,298
   Smithfield Foods, Inc., 7.75%, Due 5/15/2013 ......        1,100        1,128
                                                                      ----------
                                                                          11,626
                                                                      ----------

ENERGY - 12.96%
   AmeriGas Partners LP, 7.125%, Due 5/20/2016 .......        1,150        1,124
   Aquila, Inc., 9.95%, Due 2/1/2011 .................        1,000        1,082
   Chesapeake Energy Corp.,
      7.625%, Due 7/15/2013 ..........................        1,805        1,886
      6.625%, Due 1/15/2016 ..........................        1,200        1,176
   Cie Generale de Geophysique-Veritas,
      7.50%, Due 5/15/2015 ...........................          700          714
      7.75%, Due 5/15/2017 ...........................          300          309
   Copano Energy LLC, 8.125%, Due 3/1/2016 ...........        1,000        1,027
   Dynegy Holdings, Inc., 8.375%, Due 5/1/2016 .......        1,100        1,103
   Edison Mission Energy, 7.00%, Due 5/15/2017 ++ ....        2,200        2,150
   El Paso Corp., 6.875%, Due 6/15/2014 ..............        1,200        1,202
   Energy Future Holdings, 5.55%, Due 11/15/2014 .....          300          234
   Inergy L.P./Inergy Finance Corp.,
      6.875%, Due 12/15/2014 .........................        1,474        1,445
   Intergen NV, 9.00%, Due 6/30/2017 ++ ..............          900          952
   Mariner Energy, Inc., 7.50%, Due 4/15/2013 ........          900          875
   MarkWest Energy Partners LP,
      6.875%, Due 11/1/2014 ..........................          900          842
   Massey Energy Co., 6.875%, Due 12/15/2013 .........          525          496
   Mirant Americas Generation LLC,
      8.30%, Due 5/1/2011 ............................          700          708
   Mirant North America LLC,
      7.375%, Due 12/31/2013 .........................        1,000        1,014
   NRG Energy, Inc.,
      7.25%, Due 2/1/2014 ............................          700          700
      7.375%, Due 2/1/2016 ...........................        1,900        1,895
   Peabody Energy Corp.,
      6.875%, Due 3/15/2013 ..........................          300          302
      7.375%, Due 11/1/2016 ..........................          700          728
   PetroQuest Energy, Inc.,
      10.375%, Due 5/15/2012 .........................        1,115        1,143
   Pogo Producing Co., 6.875%, Due 10/1/2017 .........          500          506
   Regency Energy Partners LP,
      8.375%, Due 12/15/2013 .........................          877          923
   Swift Energy Co., 7.625%, Due 7/15/2011 ...........          900          909
   Tenaska, Inc., 6.528%, Due 12/30/2014 ++ ..........        1,195        1,203
   Tesoro Corp., 6.50%, Due 6/1/2017 ++ ..............          900          889
   VeraSun Energy Corp., 9.375%, Due 6/1/2017 ++ .....          500          411

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   Williams Cos., Inc.,
      7.625%, Due 7/15/2019 ..........................   $      500   $      542
      7.875%, Due 9/1/2021 ...........................          300          330
      8.75%, Due 3/15/2032 ...........................          400          466
                                                                      ----------
                                                                          29,286
                                                                      ----------

FINANCE - 4.45%
   ARAMARK Corp., 8.50%, Due 2/1/2015 ................        1,100        1,114
   CPI International, Inc.,
      11.063%, Due 2/1/2015 # ........................          920          950
   E*Trade Financial Corp., 8.00%, Due 6/15/2011 .....        2,125        2,019
   Forest City Enterprises, Inc.,
      7.625%, Due 6/1/2015 ...........................          600          589
   Icahn Enterprises LP, 7.125%, Due 2/15/2013 ++ ....        1,697        1,654
   Leucadia National Corp., 7.125%, Due 3/15/2017 ....        1,750        1,645
   Petroplus Finance Ltd., 6.75%, Due 5/1/2014 ++ ....          800          760
   Pinnacle Foods Finance LLC/Pinnacle Foods
      Finance Corp., 9.25%, Due 4/1/2015 ++ ..........        1,400        1,330
                                                                      ----------
                                                                          10,061
                                                                      ----------

HEALTH CARE - 6.29%
   Angiotech Pharmaceuticals, Inc.,
      9.371%, Due 12/1/2013 # ........................        1,750        1,733
   DaVita, Inc., 7.25%, Due 3/15/2015 ................        1,000        1,011
   Elan Finance PLC/Elan Finance Corp.,
      8.875%, Due 12/1/2013 ..........................        1,250        1,253
      9.705%, Due 12/1/2013 # ........................        1,075        1,064
   FMC Finance III S.A., 6.875%, Due 7/15/2017 ++ ....          200          200
   HCA, Inc.,
      9.125%, Due 11/15/2014 .........................          900          932
      6.50%, Due 2/15/2016 ...........................        1,100          939
   Interactive Health, 7.25%, Due 4/1/2011 ++ ........        1,259        1,058
   Omnicare, Inc.,
      6.75%, Due 12/15/2013 ..........................          500          482
      6.875%, Due 12/15/2015 .........................          500          480
   Skilled Healthcare Group, Inc.,
      11.00%, Due 1/15/2014 ..........................          845          919
   Tenet Healthcare Corp.,
      6.375%, Due 12/1/2011 ..........................          100           88
      9.875%, Due 7/1/2014 + .........................        1,200        1,092
   US Oncology Holdings, Inc.,
      10.759%, Due 3/15/2012 ++ # ....................          900          792
   US Oncology, Inc.,
      9.00%, Due 8/15/2012 ...........................          500          501
      10.75%, Due 8/15/2014 ..........................          760          790
   Vanguard Health Holding Co. II LLC,
      9.00%, Due 10/1/2014 ...........................          900          878
                                                                      ----------
                                                                          14,212
                                                                      ----------

HOTELS, RESTAURANTS & LEISURE - 4.34%
   Host Hotels & Resorts LP,
      6.875%, Due 11/1/2014 ..........................          800          806
   Host Marriott LP, 7.125%, Due 11/1/2013 ...........          500          507
   Majestic Star Casino LLC,
      9.50%, Due 10/15/2010 ..........................          500          492
   MGM Mirage,
      6.75%, Due 4/1/2013 + ..........................        1,250        1,219

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
      6.625%, Due 7/15/2015 ..........................   $    1,600   $    1,512
   Pinnacle Entertainment, Inc.,
      8.25%, Due 3/15/2012 ...........................          100          103
   Royal Caribbean Cruises Ltd.,
      7.25%, Due 3/15/2018 ...........................        1,200        1,173
   San Pasqual Casino Development Group,
      8.00%, Due 9/15/2013 ++ ........................        1,550        1,565
   Station Casinos, Inc.,
      6.875%, Due 3/1/2016 ...........................          900          745
      7.75%, Due 8/15/2016 ...........................          200          196
   Turning Stone Casino Resort,
      9.125%, Due 12/15/2010 ++ ......................        1,460        1,489
                                                                      ----------
                                                                           9,807
                                                                      ----------

INDUSTRIALS - 15.80%
   Allied Waste North America, Inc.,
      6.875%, Due 6/1/2017 ...........................          800          800
   Altra Industrial Motion, Inc.,
      9.00%, Due 12/1/2011 ...........................        1,600        1,608
   Berry Plastics Holding Corp.,
      8.875%, Due 9/15/2014 ..........................          850          871
   Bristow Group, Inc., 7.50%, Due 9/15/2017 ++ ......          300          309
   Case New Holland, Inc., 7.125%, Due 3/1/2014 ......          800          828
   CEVA Group plc, 10.00%, Due 9/1/2014 ++ ...........          800          833
   Clean Harbors, Inc., 11.25%, Due 7/15/2012 ........          650          700
   Coleman Cable, Inc., 9.875%, Due 10/1/2012 ........        1,000          985
   Communications & Power Industries, Inc.,
      8.00%, Due 2/1/2012 ............................          750          754
   Crown Americas LLC, 7.75%, Due 11/15/2015 .........        1,000        1,030
   DRS Technologies, Inc.,
      6.875%, Due 11/1/2013 ..........................          800          800
      7.625%, Due 2/1/2018 ...........................          200          205
   Dycom Industries, Inc., 8.125%, Due 10/15/2015 ....        1,000        1,018
   Equistar Chemicals LP, 10.625%, Due 5/1/2011 ......          714          746
   Ford Motor Credit Co. LLC,
      5.80%, Due 1/12/2009 ...........................          400          386
   Freescale Semiconductor, Inc.,
      8.875%, Due 12/15/2014 .........................          800          757
   GenCorp, Inc., 9.50%, Due 8/15/2013 ...............        1,500        1,567
   Greenbrier Cos., Inc., 8.375%, Due 5/15/2015 ......          800          791
   Impress Holdings BV,
      8.368%, Due 9/15/2013 ++ # .....................        1,400        1,395
   Intertape Polymer US, Inc.,
      8.50%, Due 8/1/2014 ............................        1,300        1,209
   Nortek, Inc., 8.50%, Due 9/1/2014 .................        1,000          885
   Nova Chemicals Corp., 8.484%, Due 11/15/2013 # ....        1,070        1,051
   Novelis, Inc., 7.25%, Due 2/15/2015                        1,000          960
   Owens-Brockway Glass Containers, Inc.,
      8.25%, Due 5/15/2013 ...........................        1,750        1,820
      6.75%, Due 12/1/2014 ...........................        1,100        1,103
   Plastipak Holdings, Inc.,
      8.50%, Due 12/15/2015 ++ .......................        1,050        1,082
   RBS Global, Inc., 9.50%, Due 8/1/2014 .............        1,000        1,032
   Sanmina-SCI Corp.,
      8.444%, Due 6/15/2014 ++ # .....................          100           97
      8.125%, Due 3/1/2016 + .........................          900          790
   Smurfit Kappa Funding plc, 7.75%, Due 4/1/2015 ....        1,000          985
   Stewart & Stevenson LLC, 10.00%, Due 7/15/2014 ....        1,000        1,027
   Superior Essex Communications,
      9.00%, Due 4/15/2012 ...........................        1,400        1,382

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   TransDigm, Inc., 7.75%, Due 7/15/2014                 $    1,000   $    1,017
   United Rentals North America, Inc.,
      6.50%, Due 2/15/2012                                    1,800        1,863
      7.75%, Due 11/15/2013                                     400          426
   United Surgical Partners International, Inc.,
      9.25%, Due 5/1/2017                                       500          500
   Valassis Communications, Inc.,
      8.25%, Due 3/1/2015                                     1,250        1,053
   WCA Waste Corp., 9.25%, Due 6/15/2014                      1,000        1,035
                                                                      ----------
                                                                          35,700
                                                                      ----------

MATERIALS - 6.88%
   Compass Minerals International, Inc.,
      Zero Coupon, Due 6/1/2013 ## #                          1,825        1,839
   Freeport-McMoRan Copper & Gold, Inc.,
      8.375%, Due 4/1/2017                                      900          985
   Hercules, Inc., 6.75%, Due 10/15/2029                      1,750        1,702
   Huntsman International LLC,
      7.875%, Due 11/15/2014                                    700          752
   Ineos Group Holdings plc,
      8.50%, Due 2/15/2016 + ++                               1,100        1,045
   Lyondell Chemical Co., 8.00%, Due 9/15/2014                1,200        1,329
   MacDermid, Inc., 9.50%, Due 4/15/2017 ++                     900          859
   Nalco Co., 8.875%, Due 11/15/2013                          1,000        1,053
   Neenah Paper, Inc., 7.375%, Due 11/15/2014                 1,500        1,448
   Newark Group, Inc., 9.75%, Due 3/15/2014                   2,200        2,156
   Phibro Animal Health Corp.,
      10.00%, Due 8/1/2013 ++                                 1,250        1,284
   PNA Group, Inc., 10.75%, Due 9/1/2016                      1,075        1,099
                                                                      ----------
                                                                          15,551
                                                                      ----------

MEDIA - 3.59%
   Allbritton Communications Co.,
      7.75%, Due 12/15/2012                                     600          609
   IESY Repository GmbH,
      10.375%, Due 2/15/2015 ++                               1,500        1,575
   Kabel Deutschland GmbH, 10.625%, Due 7/1/2014              1,156        1,254
   R.H. Donnelley Corp.,
      8.875%, Due 1/15/2016                                   1,400        1,400
      8.875%, Due 10/15/2017 ++                                 200          200
   Sheridan Group, Inc., 10.25%, Due 8/15/2011                2,125        2,178
   WMG Acquisition Corp., 7.375%, Due 4/15/2014               1,000          888
                                                                      ----------
                                                                           8,104
                                                                      ----------

RETAIL - 1.35%
   Jostens Holding Corp., 10.25%, Due 12/1/2013 #             1,900        1,777
   Jostens IH Corp., 7.625%, Due 10/1/2012                      500          514
   Susser Holdings LLC, 10.625%, Due 12/15/2013                 736          765
                                                                      ----------
                                                                           3,056
                                                                      ----------

SERVICES - 0.74%
   Knowledge Learning Corp, Inc.,
      7.75%, Due 2/1/2015 ++                                  1,700        1,662
                                                                      ----------

TECHNOLOGY - 2.29%
   Alion Science and Technology Corp.,
      10.25%, Due 2/1/2015                                      600          561
   Amkor Technology, Inc., 7.75%, Due 5/15/2013                 850          822
   First Data Corp., 9.875%, Due 9/24/2015 ++                   900          862
   Freescale Semiconductor, Inc.,
      9.569%, Due 12/15/2014 #                                  650          597

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT       VALUE
                                                         ----------   ---------
                                                         (DOLLARS IN THOUSANDS)
   NXP BV/NXP Funding LLC, 7.875%, Due 10/15/2014        $      800   $     781
   Sungard Data Systems, Inc.,
      9.125%, Due 8/15/2013                                     100         102
      10.25%, Due 8/15/2015 +                                 1,400       1,460
                                                                      ---------
                                                                          5,185
                                                                      ---------

TELECOMMUNICATION SERVICES - 3.48%
   Block Communications, Inc.,
      8.25%, Due 12/15/2015 ++                                2,000       2,010
   Inmarsat Finance plc, Zero Coupon,
      Due 11/15/2012 ## #                                       900         868
   Intelsat Bermuda Ltd., 9.25%, Due 6/15/2016                1,600       1,660
   Millicom International Cellular S.A.,
      10.00%, Due 12/1/2013                                     800         861
   Rural Cellular Corp., 8.25%, Due 3/15/2012                   750         782
   Stratos Global Corp., 9.875%, Due 2/15/2013                  750         788
   Wind Acquisition Finance S.A.,
      10.75%, Due 12/1/2015 ++                                  800         890
                                                                      ---------
                                                                          7,859
                                                                      ---------

TELEPHONE - 0.43%
   iPCS, Inc., 7.481%, Due 5/1/2013 #                         1,000         975
                                                                      ---------

UTILITIES - 0.89%
   The AES Corp., 8.00%, Due 10/15/2017 ++                    1,000       1,009
   Texas Competitive Electric Holdings Co LLC,
      10.25%, Due 11/1/2015 ++                                1,000       1,005
                                                                      ---------
                                                                          2,014
                                                                      ---------
   TOTAL CORPORATE OBLIGATIONS                                          215,917
                                                                      ---------

                                                           SHARES
                                                         ----------
SHORT TERM INVESTMENTS - 3.13%
   American Beacon Money Market Select Fund
      **                                                  7,084,982       7,085
                                                                      ---------

                                                             PAR
                                                           AMOUNT
                                                         ----------
SECURITIES LENDING COLLATERAL - 4.59%
   AIM Short-Term Investment Company Liquid Asset
      Fund                                               $      363         363
   Banc of America Securities LLC Repo *                     10,000      10,000
                                                                      ---------
   TOTAL SECURITIES LENDING COLLATERAL                                   10,363
                                                                      ---------
TOTAL INVESTMENTS - 103.26% (COST $236,116)                           $ 233,365
LIABILITIES, NET OF OTHER ASSETS - (3.26%)                               (7,374)
                                                                      ---------
TOTAL NET ASSETS - 100.00%                                            $ 225,991
                                                                      =========

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

         Percentages are stated as a percent of net assets.

##       Non-income producing security.

+        All or a portion of this security is on loan at October 31, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $40,473 or 17.91% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

**       The Fund/Trust is affiliated by having the same investment advisor.

* Held at Bank of New York, Collateralized by Corporate Obligations valued at $10,200, 8.25%, 6/15/2030

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
COMMON STOCKS - 4.91%
CONSUMER DISCRETIONARY - 0.28%
INTERNET & CATALOG RETAIL - 0.02%
   Expedia, Inc., Warrant ## .........................        4,000   $       24
                                                                      ----------
SPECIALTY RETAIL - 0.26%
   Nike, Inc. + ......................................        3,890          258
                                                                      ----------
TOTAL CONSUMER DISCRETIONARY .........................                       282
                                                                      ----------
CONSUMER STAPLES - 0.44%
BEVERAGES - 0.44%
   Coca-Cola Co. + ...................................        7,060          436
                                                                      ----------
FINANCIALS - 0.57%
DIVERSIFIED FINANCIALS - 0.32%
   Franklin Resources, Inc. + ........................        2,450          318
                                                                      ----------
INSURANCE - 0.25%
   AON Corp. + .......................................        5,555          252
                                                                      ----------
TOTAL FINANCIALS .....................................                       570
                                                                      ----------
HEALTH CARE - 0.85%
BIOTECHNOLOGY - 0.28%
   Biogen Idec, Inc. ## + ............................        3,825          285
                                                                      ----------
OPTICAL SUPPLIES - 0.25%
   Alcon, Inc. .......................................        1,630          248
                                                                      ----------
PHARMACEUTICALS - 0.32%
   Merck & Co., Inc. .................................        5,425          316
                                                                      ----------
TOTAL HEALTH CARE ....................................                       849
                                                                      ----------
INDUSTRIALS - 1.28%
COMMERCIAL SERVICES & SUPPLIES - 0.80%
   Apollo Group, Inc. ## + ...........................        3,735          296
   ITT Educational Services, Inc. ## + ...............        3,920          498
                                                                      ----------
                                                                             794
                                                                      ----------
INDUSTRIAL CONGLOMERATES - 0.23%
   Honeywell International, Inc. + ...................        3,890          235
                                                                      ----------
MACHINERY - 0.25%
   Illinois Tool Works, Inc. + .......................        4,310          247
                                                                      ----------
TOTAL INDUSTRIALS ....................................                     1,276
                                                                      ----------

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
INFORMATION TECHNOLOGY - 1.49%
COMMUNICATIONS EQUIPMENT - 0.40%
   Cisco Systems, Inc. ## ............................       12,180   $      403
                                                                      ----------
IT CONSULTING & SERVICES - 0.50%
   Accenture Ltd. + ..................................        7,470          292
   Cognizant Technology Solutions Corp. ## + .........        5,000          207
                                                                      ----------
                                                                             499
                                                                      ----------
SOFTWARE - 0.59%
   Microsoft Corp. ...................................        7,500          276
   Oracle Corp. ## ...................................       14,000          310
                                                                      ----------
                                                                             586
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY .........................                     1,488
                                                                      ----------
TOTAL COMMON STOCKS ..................................                     4,901
                                                                      ----------
CONVERTIBLE PREFERRED
STOCKS - 2.20%
FINANCIALS - 0.79%
DIVERSIFIED FINANCIALS - 0.32%
   Lazard Ltd. .......................................        7,420          313
                                                                      ----------
INSURANCE - 0.47%
   MetLife, Inc. .....................................       14,100          473
                                                                      ----------
TOTAL FINANCIALS .....................................                       786
                                                                      ----------
HEALTH CARE - 0.47%
PHARMACEUTICALS - 0.47%
   Schering-Plough Corp. .............................        1,785          475
                                                                      ----------
INDUSTRIALS - 0.67%
AUTOMOBILES - 0.40%
   General Motors Corp. ..............................       15,500          399
                                                                      ----------
HOUSEHOLD DURABLES - 0.27%
   Stanley Works .....................................          255          270
                                                                      ----------
TOTAL INDUSTRIALS ....................................                       669
                                                                      ----------
MATERIALS - 0.27%
METALS & MINING - 0.27%
   Freeport-McMoRan Copper & Gold, Inc. ..............        1,560          266
                                                                      ----------
TOTAL CONVERTIBLE PREFERRED STOCKS ...................                     2,196
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 27.88%
AEROSPACE & DEFENSE - 0.25%
Raytheon Co.,
   5.375%, Due 4/1/2013 ..............................   $      250   $      251
                                                                      ----------
BANKS - 6.62%
Banco Popular North America, Inc.,
   4.25%, Due 4/1/2008 ...............................          300          299
Bank of America Corp.,
   7.80%, Due 9/15/2016 ..............................          600          671
   6.00%, Due 9/1/2017 + .............................          200          204
Bank One Corp.,
   4.90%, Due 4/30/2015 ..............................          350          333
Citigroup, Inc.,
   5.125%, Due 2/14/2011 .............................        1,300        1,301
Credit Suisse First Boston,
   6.50%, Due 5/1/2008 + ++ ..........................          500          503
ING Bank, NV,
   5.125%, Due 5/1/2015 ++ ...........................          300          290
JP Morgan Chase & Co.,
   6.75%, Due 2/1/2011 ...............................          650          681
National City Bank,
   4.50%, Due 3/15/2010 ..............................          900          890
Synovus Financial Corp.,
   4.875%, Due 2/15/2013 .............................          350          344
Wachovia Corp.,
   5.30%, Due 10/15/2011 .............................          300          300
Washington Mutual, Inc.,
   8.25%, Due 4/1/2010 ...............................          300          315
   4.625%, Due 4/1/2014 ..............................          550          477
                                                                      ----------
                                                                           6,608
                                                                      ----------
BEVERAGES - 0.30%
Constellation Brands, Inc.,
   7.25%, Due 9/1/2016 ...............................          300          302
                                                                      ----------
COMMUNICATIONS - 1.52%
Comcast Cable Communications Holdings, Inc.,
   8.375%, Due 3/15/2013 .............................          550          621
DirecTV Holdings LLC/DirecTV Financing Co.,
   8.375%, Due 3/15/2013 .............................          300          313
Idearc, Inc.,
   8.00%, Due 11/15/2016 .............................          285          286
Time Warner Cable, Inc.,
   5.85%, Due 5/1/2017 ...............................          300          297
                                                                      ----------
                                                                           1,517
                                                                      ----------

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
CONSUMER DISCRETIONARY - 0.77%
Supervalu, Inc.,
   7.50%, Due 11/15/2014 .............................   $      325   $      334
Wal-Mart Stores, Inc.,
   7.55%, Due 2/15/2030 ..............................          250          292
Wesco Distribution, Inc.,
   7.50%, Due 10/15/2017 .............................          150          140
                                                                      ----------
                                                                             766
                                                                      ----------
CONSUMER STAPLES - 0.28%
Dole Food Co., Inc.,
   8.875%, Due 3/15/2011 .............................          142          139
Hanesbrands, Inc.,
   8.784%, Due 12/15/2014 # ..........................          140          141
                                                                      ----------
                                                                             280
                                                                      ----------
ENERGY - 0.54%
Canadian Natural Resources Ltd.,
   6.25%, Due 3/15/2038 ..............................          300          296
EOG Resources, Inc.,
   4.75%, Due 3/15/2014 ++ ...........................          250          245
                                                                      ----------
                                                                             541
                                                                      ----------
FINANCE - 4.87%
American General Finance Corp.,
   4.875%, Due 5/15/2010 .............................          300          298
Capital One Financial Corp.,
   5.70%, Due 9/15/2011 ..............................          310          307
E*Trade Financial Corp.,
   7.875%, Due 12/1/2015 + ...........................          300          285
General Electric Capital Corp.,
   5.65%, Due 6/9/2014 ...............................          550          560
Goldman Sachs Group, Inc.,
   4.75%, Due 7/15/2013 ..............................          250          240
   6.25%, Due 9/1/2017 ...............................          250          254
HSBC Finance Corp.,
   5.25%, Due 1/14/2011 + ............................        1,050        1,045
International Lease Finance Corp.,
   6.375%, Due 3/15/2009 .............................          725          737
Lehman Brothers Holdings, Inc.,
   4.25%, Due 1/27/2010 + ............................          350          339
Merrill Lynch & Co., Inc.,
   6.11%, Due 1/29/2037 ..............................          250          230
Wells Fargo & Co.,
   5.25%, Due 10/23/2012 .............................          560          561
                                                                      ----------
                                                                           4,856
                                                                      ----------
HEALTH CARE - 0.37%
Psychiatric Solutions, Inc.,
   7.75%, Due 7/15/2015 ..............................          125          127

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
Tenet Healthcare Corp.,
   9.25%, Due 2/1/2015 + .............................   $      275   $      242
                                                                      ----------
                                                                             369
                                                                      ----------
INDUSTRIALS - 3.70%
Caterpillar Financial Services Corp.,
   4.15%, Due 1/15/2010 ..............................          300          296
Daimler Finance NA LLC,
   5.875%, Due 3/15/2011 .............................          350          357
   5.75%, Due 9/8/2011 ...............................          250          255
Ford Motor Credit Co. LLC,
   8.625%, Due 11/1/2010 .............................          285          277
Gardner Denver, Inc.,
   8.00%, Due 5/1/2013 ...............................          300          306
Goodyear Tire & Rubber Co.,
   7.857%, Due 8/15/2011 .............................          300          310
John Deere Capital Corp.,
   4.125%, Due 1/15/2010 + ...........................          750          739
NBTY, Inc.,
   7.125%, Due 10/1/2015 .............................          150          148
Nissan Motor Acceptance Corp.,
   5.625%, Due 3/14/2011 ++ ..........................          300          305
Norfolk Southern Corp.,
   8.625%, Due 5/15/2010 .............................          310          336
Union Pacific Corp.,
   6.50%, Due 4/15/2012 ..............................          350          366
                                                                      ----------
                                                                           3,695
                                                                      ----------
INSURANCE - 3.73%
Aegon Funding Corp.,
   5.75%, Due 12/15/2020 .............................          350          351
American International Group, Inc.,
   6.25%, Due 5/1/2036 ...............................          250          255
ASIF Global Financing,
   3.90%, Due 10/22/2008 ++ ..........................          500          494
Hartford Financial Services Group, Inc.,
   5.25%, Due 10/15/2011 .............................          700          696
John Hancock Global Funding II,
   7.90%, Due 7/2/2010 ++ ............................          675          724
Lincoln National Corp.,
   4.75%, Due 2/15/2014 ..............................          200          192
MetLife, Inc.,
   6.375%, Due 6/15/2034 + ...........................          275          278
Metropolitan Life Global Funding I,
   4.625%, Due 8/19/2010 ++ ..........................          500          499
Prudential Financial, Inc.,
   4.50%, Due 7/15/2013 ..............................          250          238
                                                                      ----------
                                                                           3,727
                                                                      ----------

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
INTERNET & CATALOG RETAIL - 0.31%
Expedia, Inc.,
   7.456%, Due 8/15/2018 .............................   $      300   $      309
                                                                      ----------
REAL ESTATE - 1.84%
iStar Financial, Inc.,
   5.85%, Due 3/15/2017 + ............................          450          402
ProLogis Trust,
   5.50%, Due 4/1/2012 ...............................          350          346
   5.625%, Due 11/15/2016 ............................          350          336
Simon Property Group LP,
   6.375%, Due 11/15/2007 ............................          400          400
   5.375%, Due 6/1/2011 ..............................          350          349
                                                                      ----------
                                                                           1,833
                                                                      ----------
TECHNOLOGY - 0.86%
Cisco Systems, Inc.,
   5.25%, Due 2/22/2011 ..............................          350          354
Sungard Data Systems, Inc.,
   9.125%, Due 8/15/2013 .............................          300          306
Syniverse Technologies, Inc.,
   7.75%, Due 8/15/2013 ..............................          200          197
                                                                      ----------
                                                                             857
                                                                      ----------
TELEPHONE - 1.67%
America Movil, S.A. de C.V.,
   6.375%, Due 3/1/2035 + ............................          250          257
AT&T Wireless Services, Inc.,
   7.875%, Due 3/1/2011 + ............................          250          271
AT&T, Inc.,
   5.625%, Due 6/15/2016 .............................          350          353
   6.80%, Due 5/15/2036 + ............................          175          192
Verizon Communications, Inc.,
   5.50%, Due 4/1/2017 + .............................          300          300
Vodafone Group plc,
   6.15%, Due 2/27/2037 ..............................          300          294
                                                                      ----------
                                                                           1,667
                                                                      ----------
UTILITIES - 0.25%
MidAmerican Energy Holdings Co.,
   6.125%, Due 4/1/2036 ..............................          250          247
                                                                      ----------
TOTAL CORPORATE OBLIGATIONS ..........................                    27,825
                                                                      ----------
CONVERTIBLE OBLIGATIONS - 13.29%
BANKS - 0.28%
Bank of America Corp.,
   0.25%, Due 2/15/2012 ..............................          270          278
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
COMMUNICATIONS - 1.89%
Juniper Networks, Inc.,
   Zero Coupon, Due 6/15/2008 ## .....................   $      292   $      524
Liberty Media LLC,
   0.75%, Due 3/30/2023 ..............................          320          350
Omnicom Group, Inc.,
   Zero Coupon, Due 7/1/2038 ## + ....................          270          297
VeriSign, Inc.,
   3.25%, Due 8/15/2037 ++ ...........................          410          489
Walt Disney Co.,
   2.125%, Due 4/15/2023 + ...........................          185          224
                                                                      ----------
                                                                           1,884
                                                                      ----------
CONSUMER DISCRETIONARY - 0.42%
Carnival Corp.,
   2.00%, Due 4/15/2021 ..............................          335          417
                                                                      ----------
ELECTRIC UTILITIES - 0.17%
CenterPoint Energy, Inc.,
   3.75%, Due 5/15/2023 ..............................          110          166
                                                                      ----------
ENERGY - 1.51%
Cameron International Corp.,
   2.50%, Due 6/15/2026 ..............................          275          431
Nabors Industries, Inc.,
   Zero Coupon, Due 6/15/2023 ## + ...................          280          283
Schlumberger Ltd.,
   2.125%, Due 6/1/2023 ..............................          145          350
SESI LLC,
   1.50%, Due 12/15/2026 ++ ..........................          270          283
Transocean, Inc.,
   1.50%, Due 5/15/2021 + ............................          100          165
                                                                      ----------
                                                                           1,512
                                                                      ----------
FINANCE - 0.32%
Lehman Brothers Holdings, Inc.,
   0.25%, Due 2/16/2012 ..............................          270          323
                                                                      ----------
HEALTH CARE - 0.29%
Medtronic, Inc.,
   1.50%, Due 4/15/2011 + ............................          280          289
                                                                      ----------
INDUSTRIALS - 1.66%
Alliant Techsystems, Inc.,
   2.75%, Due 9/15/2011 ++ ...........................          320          407
Danaher Corp.,
   Zero Coupon, Due 1/22/2021 ## .....................          205          255
Fisher Scientific International, Inc.,
   3.25%, Due 3/1/2024 + .............................          400          635

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
Lockheed Martin Corp.,
   5.308%, Due 8/15/2033 # ...........................   $       83   $      127
Tektronix, Inc.,
   1.625%, Due 7/15/2012 ++ ..........................          225          237
                                                                      ----------
                                                                           1,661
                                                                      ----------
INSURANCE - 0.45%
Prudential Financial, Inc.,
   3.304%, Due 12/12/2036 + # ........................          435          445
                                                                      ----------
PHARMACEUTICALS - 2.26%
Beckman Coulter, Inc.,
   2.50%, Due 12/15/2036 + ...........................          203          231
   2.50%, Due 12/15/2036 ++ ..........................          210          238
Charles River Laboratories International, Inc.,
   2.25%, Due 6/15/2013 ..............................          273          359
Gilead Sciences, Inc.,
   0.50%, Due 5/1/2011 ++ ............................          360          468
Invitrogen Corp.,
   1.50%, Due 2/15/2024 ..............................          246          257
Sciele Pharma, Inc.,
   2.625%, Due 5/15/2027 .............................          430          470
Watson Pharmaceuticals, Inc.,
   1.75%, Due 3/15/2023 ..............................          236          228
                                                                      ----------
                                                                           2,251
                                                                      ----------
REAL ESTATE - 0.24%
GSC Holdings Corp.,
   8.00%, Due 10/1/2012 ..............................          225          235
                                                                      ----------
SERVICES - 0.95%
priceline.com, Inc.,
   0.50%, Due 9/30/2011 ++ ...........................          160          374
   2.25%, Due 1/15/2025 + ............................          140          339
Quanta Services, Inc.,
   3.75%, Due 4/30/2026 ++ ...........................          150          237
                                                                      ----------
                                                                             950
                                                                      ----------
TECHNOLOGY - 2.85%
Cadence Design Systems, Inc.,
   1.375%, Due 12/15/2011 ++ .........................          305          330
Cypress Semiconductor Corp.,
   1.00%, Due 9/15/2009 + ............................          210          334
DRS Technologies, Inc.,
   2.00%, Due 2/1/2026 ++ ............................          310          342
Electronics for Imaging, Inc.,
   1.50%, Due 6/1/2023 ...............................          212          219
EMC Corp.,
   1.75%, Due 12/1/2011 ..............................          280          471

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
Intel Corp.,
   2.95%, Due 12/15/2035 .............................   $      486   $      519
Linear Technology Corp.,
   3.00%, Due 5/1/2027 ...............................           90           86
   3.00%, Due 5/1/2027 ++ ............................          138          131
ON Semiconductor Corp.,
   2.625%, Due 12/15/2026 ++ .........................          140          168
Tech Data Corp.,
   2.75%, Due 12/15/2026 .............................          250          248
                                                                      ----------
                                                                           2,848
                                                                      ----------
TOTAL CONVERTIBLE OBLIGATIONS ........................                    13,259
                                                                      ----------
NON-AGENCY MORTGAGE-BACKED
OBLIGATIONS - 3.24%
COMMERCIAL MORTGAGE-BACKED SECURITY - 3.24%
Banc of America Commercial Mortgage, Inc.,
   2005-6, 5.001%, Due 9/10/2047 .....................          607          605
   2007-2 A2, 5.634%, Due 4/10/2049 ..................          650          655
JP Morgan Chase Commercial Mortgage Securities Corp.,
   2005-LDP3 A1, 4.655%, Due 8/15/2042 ...............          221          220
   2005-LDP4 A1, 4.613%, Due 10/15/2042 ..............           88           88
   2007-CB19 A4, 5.747%, Due 2/12/2049 ...............          400          403
   2007-CB20 A2, 5.629%, Due 2/12/2051 ...............          550          553
LB-UBS Commercial Mortgage Trust,
   2004-C1 A4, 5.424%, Due 2/15/2040 .................          450          442
Wachovia Bank Commercial Mortgage Trust,
   2007-C32 A2, 5.736%, Due 6/15/2049 ................          260          263
                                                                      ----------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS .........                     3,229
                                                                      ----------
ASSET-BACKED SECURITIES - 3.78%
American Express Credit Account Master Trust,
   2006-2 A, 5.35%, Due 1/15/2014 ....................        1,050        1,066
Capital Auto Receivables Asset Trust,
   2006-SN1A A4A, 5.32%, Due 3/20/2010 ++ ............          900          904
Capital One Multi-Asset Execution Trust,
   2006-A10 A10, 5.15%, Due 6/15/2014 ................          800          806
Volkswagen Auto Loan Enhanced Trust,
   2005-1 A4, 4.86%, Due 4/20/2012 ...................        1,000        1,000
                                                                      ----------
TOTAL ASSET-BACKED SECURITIES ........................                     3,776
                                                                      ----------
U.S. AGENCY MORTGAGE-BACKED
OBLIGATIONS - 20.92%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.33%
   5.00%, Due 2/1/2021 ...............................        1,369        1,349
   4.50%, Due 4/1/2021 ...............................        1,258        1,217
   5.00%, Due 5/1/2021 ...............................        1,286        1,268

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   5.50%, Due 11/1/2021 ..............................   $    1,041   $    1,043
   5.00%, Due 9/1/2035 ...............................        2,570        2,469
   5.50%, Due 4/1/2037 ...............................          982          967
                                                                      ----------
                                                                           8,313
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.71%
   6.50%, Due 7/1/2032 ...............................          493          508
   5.50%, Due 6/1/2033 ...............................        1,069        1,056
   5.50%, Due 6/1/2034 ...............................          544          537
   4.50%, Due 9/1/2034 ...............................          467          436
   5.50%, Due 12/1/2035 ..............................        1,100        1,086
   5.00%, Due 2/1/2036 ...............................        1,745        1,677
   5.50%, Due 4/1/2036 ...............................        1,705        1,682
   6.00%, Due 9/1/2036 ...............................        1,696        1,709
                                                                      ----------
                                                                           8,691
                                                                      ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.88%
   4.201%, Due 8/16/2026 .............................          646          636
   6.00%, Due 2/15/2033 ..............................        1,026        1,042
   5.50%, Due 4/15/2033 ..............................        1,316        1,309
   5.00%, Due 5/15/2033 ..............................          908          883
                                                                      ----------
                                                                           3,870
                                                                      ----------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS ........                    20,874
                                                                      ----------
U.S. AGENCY OBLIGATIONS - 4.13%
FEDERAL HOME LOAN BANK - 0.79%
   4.50%, Due 9/16/2013 + ............................          800          790
                                                                      ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.94%
   5.125%, Due 4/18/2011 + ...........................        1,900        1,941
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.40%
   5.375%, Due 6/12/2017 + ...........................        1,350        1,393
                                                                      ----------
TOTAL U.S. AGENCY OBLIGATIONS ........................                     4,124
                                                                      ----------
U.S. TREASURY OBLIGATIONS - 15.50%
   7.875%, Due 2/15/2021 + ...........................        1,400        1,831
   6.25%, Due 8/15/2023 + ............................          650          754
   6.875%, Due 8/15/2025 + ...........................          800          997
   5.25%, Due 11/15/2028 + ...........................          900          955
   5.375%, Due 2/15/2031 + ...........................          825          894
   3.875%, Due 5/15/2010 + ...........................        1,000          999
   4.875%, Due 4/30/2011 + ...........................        2,100        2,158
   4.50%, Due 3/31/2012 + ............................        3,740        3,797
   4.75%, Due 5/15/2014 + ............................        1,700        1,747
   4.125%, Due 5/15/2015 + ...........................        1,350        1,331
                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS ......................                    15,463
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
SHORT TERM INVESTMENTS - 3.30%
   American Beacon Money Market Select Fund **........    3,296,718   $    3,297
                                                                      ----------
SECURITIES LENDING
COLLATERAL - 24.80%
   American Beacon Cash Plus Trust **....... .........   17,847,800       17,848
   American Beacon Money Market Select Fund **........    6,897,854        6,898
                                                                      ----------
TOTAL SECURITIES LENDING COLLATERAL ..................                    24,746
                                                                      ----------
TOTAL INVESTMENTS 123.95% - (COST $120,208) ..........                   123,690
LIABILITIES, NET OF OTHER ASSETS - (23.95%) ..........                   (23,901)
                                                                      ----------
TOTAL NET ASSETS - 100.00% ...........................                $   99,789
                                                                      ==========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,668 or 7.68% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

**   The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 27.93%
AEROSPACE & DEFENSE - 0.18%
   Raytheon Co., 5.375%, Due 4/1/2013 ................   $      200   $      200
                                                                      ----------
BANKS - 5.40%
   Banco Popular North America, Inc., 4.25%,
      Due 4/1/2008 ...................................          200          199
   Bank of America Corp.,
      5.375%, Due 8/15/2011 + ........................          185          187
      5.375%, Due 6/15/2014 + ........................          200          199
      7.80%, Due 9/15/2016 ...........................          400          447
      6.00%, Due 9/1/2017 ............................          200          204
   Bank One Corp.,
      5.90%, Due 11/15/2011 ..........................          440          450
      4.90%, Due 4/30/2015 ...........................          200          190
   Citigroup, Inc.,  5.125%, Due 2/14/2011 ...........        1,000        1,001
   Credit Suisse First Boston, 6.50%, Due
      5/1/2008 + ++ ..................................          350          352
   ING Bank, NV, 5.125%, Due 5/1/2015 ++ .............          250          241
   JP Morgan Chase & Co., 6.75%, Due 2/1/2011 ........          500          524
   National City Bank, 4.50%, Due 3/15/2010 ..........          600          594
   Synovus Financial Corp., 4.875%, Due 2/15/2013 ....          200          197
   Wachovia Corp.,
      5.30%, Due 10/15/2011 ..........................          200          200
      5.70%, Due 8/1/2013 ............................          135          136
   Washington Mutual Finance Corp.,
      6.875%, Due 5/15/2011 ..........................          230          242
   Washington Mutual, Inc.,
      8.25%, Due 4/1/2010 ............................          200          210
      4.625%, Due 4/1/2014 ...........................          400          347
                                                                      ----------
                                                                           5,920
                                                                      ----------
BASIC MATERIALS - 0.19%
   Weyerhaeuser Co., 5.95%, Due 11/1/2008 ............          210          211
                                                                      ----------
COMMUNICATIONS - 1.12%
   Comcast Cable Communications Holdings, Inc.,
      8.375%, Due 3/15/2013 ..........................          400          452
   Comcast Corp.,
      5.30%, Due 1/15/2014 ...........................          220          216
      5.875%, Due 2/15/2018 ..........................          135          135
   Time Warner Cable, Inc., 5.85%, Due 5/1/2017 ......          435          431
                                                                      ----------
                                                                           1,234
                                                                      ----------
CONSUMER DISCRETIONARY - 0.58%
   Costco Wholesale Corp., 5.50%, Due 3/15/2017 ......          135          133
   Wal-Mart Stores, Inc.,
      4.55%, Due 5/1/2013 ............................          280          273
      7.55%, Due 2/15/2030 ...........................          200          234
                                                                      ----------
                                                                             640
                                                                      ----------
CONSUMER STAPLES - 0.35%
   Diageo Capital PLC, 5.75%, Due 10/23/2017 .........          145          144

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
   PepsiCo, Inc., 5.15%, Due 5/15/2012 + .............   $      235   $      238
                                                                      ----------
                                                                             382
                                                                      ----------
ELECTRIC/GAS - 0.21%
   Kraft Foods, Inc., 6.50%, Due 8/11/2017 ...........          215          226
                                                                      ----------
ELECTRONIC COMPONENTS - 0.14%
   Tyco Electronics Group SA, 6.55%,
      Due 10/1/2017 ++ ...............................          150          153
                                                                      ----------
ENERGY - 1.30%
   Apache Corp., 5.25%, Due 4/15/2013 ................          360          361
   Canadian Natural Resources Ltd.,
      6.70%, Due 7/15/2011 ...........................          135          142
      5.70%, Due 5/15/2017 ...........................          140          139
      6.25%, Due 3/15/2038 ...........................          200          198
   EOG Resources, Inc.,
      4.75%, Due 3/15/2014 ++ ........................          200          196
      5.875%, Due 9/15/2017 ..........................          125          127
   Marathon Oil Corp., 6.60%, Due 10/1/2037 ..........           80           83
   Weatherford International, Inc., 5.95%, Due
      6/15/2012 ++ ...................................          180          183
                                                                      ----------
                                                                           1,429
                                                                      ----------
FINANCE - 3.96%
   American General Finance Corp.,
      4.875%, Due 5/15/2010 ..........................          200          199
      4.00%, Due 3/15/2011 ...........................          385          367
   Ameriprise Financial, Inc., 5.35%,
      Due 11/15/2010 .................................          335          338
   Capital One Financial Corp., 5.70%,
      Due 9/15/2011 + ................................          200          198
   General Electric Capital Corp.,
      4.375%, Due 3/3/2012 + .........................          350          340
      5.65%, Due 6/9/2014 + ..........................          400          407
   Goldman Sachs Group, Inc.,
      4.75%, Due 7/15/2013 ...........................          200          192
      6.25%, Due 9/1/2017 ............................          200          203
      6.75%, Due 10/1/2037 ...........................           60           60
   HSBC Finance Corp., 5.25%, Due 1/14/2011 + ........          800          796
   International Lease Finance Corp.,
      6.375%, Due 3/15/2009 ..........................          250          254
      5.75%, Due 6/15/2011 + .........................          165          167
   Lehman Brothers Holdings, Inc.,
      4.25%, Due 1/27/2010 ...........................          200          194
      6.20%, Due 9/26/2014 ...........................           50           50
   Merrill Lynch & Co., Inc., 6.11%, Due 1/29/2037 ...          190          175
   Wells Fargo & Co., 5.25%, Due 10/23/2012 ..........          400          401
                                                                      ----------
                                                                           4,341
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                             PAR
                                                           AMOUNT        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
HEALTH CARE - 0.11%
   Covidien International Finance SA,
      5.45%, Due 10/15/2012 ++ .......................   $      120   $      120
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.06%
   Covidien International Finance SA, 6.00%,
      Due 10/15/2017 ++ ..............................           60           61
                                                                      ----------
INDUSTRIALS - 2.75%
   Caterpillar Financial Services Corp., 4.15%,
      Due 1/15/2010 ..................................          200          197
   CRH America, Inc., 6.00%, Due 9/30/2016 ...........          315          310
   Daimler Finance NA LLC,
      5.875%, Due 3/15/2011 ..........................          200          204
      5.75%, Due 9/8/2011 + ..........................          200          204
   John Deere Capital Corp.,
      4.125%, Due 1/15/2010 + ........................          500          492
      5.40%, Due 10/17/2011 ..........................          235          238
   Kraft Foods, Inc., 7.00%, Due 8/11/2037 ...........          135          147
   Masco Corp., 6.125%, Due 10/3/2016 + ..............          135          134
   Nissan Motor Acceptance Corp., 5.625%,
      Due 3/14/2011 ++ ...............................          200          203
   Norfolk Southern Corp., 8.625%, Due 5/15/2010 .....          190          206
   Starbucks Corp., 6.25%, Due 8/15/2017 .............          135          138
   Union Pacific Corp.,
      3.875%, Due 2/15/2009 ..........................          335          330
      6.50%, Due 4/15/2012 ...........................          200          209
                                                                      ----------
                                                                           3,012
                                                                      ----------
INSURANCE - 3.24%
   Aegon Funding Corp., 5.75%, Due 12/15/2020 ........          200          200
   American International Group, Inc., 6.25%,
      Due 5/1/2036 ...................................          200          204
   ASIF Global Financing, 3.90%, Due 10/22/2008 ++ ...          300          296
   Hartford Financial Services Group, Inc.,
      5.25%, Due 10/15/2011 + ........................          450          448
      5.375%, Due 3/15/2017 ..........................          195          190
   John Hancock Global Funding II, 7.90%,
      Due 7/2/2010 ++ ................................          550          590
   Lincoln National Corp., 4.75%, Due 2/15/2014 ......          100           96
   MetLife, Inc.,
      5.375%, Due 12/15/2012 + .......................          240          242
      5.00%, Due 6/15/2015 ...........................          170          162
      6.375%, Due 6/15/2034 ..........................          200          203
   Metropolitan Life Global Funding I, 4.625%,
      Due 8/19/2010 ++ ...............................          400          399
   Prudential Financial, Inc.,
      4.50%, Due 7/15/2013 + .........................          200          191
      5.10%, Due 9/20/2014 ...........................          210          203
    Willis North America, Inc., 6.20%,
      Due 3/28/2017 ..................................          130          131
                                                                      ----------
                                                                           3,555
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                            PAR
                                                           AMOUNT        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
PHARMACEUTICALS - 1.30%
   Abbott Laboratories, 5.60%, Due 5/15/2011 ........   $       100   $      102
   Amgen, Inc., 4.00%, Due 11/18/2009 ...............           210          206
   AstraZeneca plc,
      5.40%, Due 9/15/2012 ..........................           320          323
      6.45%, Due 9/15/2037 ..........................           125          132
   Hospira, Inc., 6.05%, Due 3/30/2017 ..............           130          130
   Schering-Plough Corp., 6.75%, Due 12/1/2033 ......           185          198
   Wyeth Corp., 5.50%, Due 2/1/2014 .................           335          336
                                                                      ----------
                                                                           1,427
                                                                      ----------
REAL ESTATE - 1.62%
   Equity Residential, 5.125%, Due 3/15/2016 ........           355          333
   iStar Financial, Inc., 5.85%, Due 3/15/2017 + ....           300          268
   ProLogis Trust,
      7.10%, Due 4/15/2008 ..........................           220          221
      5.50%, Due 4/1/2012 ...........................           200          197
      5.625%, Due 11/15/2016 + ......................           200          192
   Simon Property Group LP,
      6.375%, Due 11/15/2007 ........................           200          200
      5.375%, Due 6/1/2011 ..........................           200          199
      5.75%, Due 12/1/2015 ..........................           170          167
                                                                      ----------
                                                                           1,777
                                                                      ----------
TECHNOLOGY - 0.43%
   Cisco Systems, Inc.,
      5.25%, Due 2/22/2011 ..........................           200          202
      5.50%, Due 2/22/2016 + ........................           270          271
                                                                      ----------
                                                                             473
                                                                      ----------
TELEPHONE - 2.37%
   America Movil, S.A. de C.V., 6.375%,
      Due 3/1/2035 + ................................           200          206
   AT&T Wireless Services, Inc., 7.875%,
      Due 3/1/2011 ..................................           200          217
   AT&T, Inc.,
      5.10%, Due 9/15/2014 ..........................           220          216
      5.625%, Due 6/15/2016 + .......................           395          399
      6.80%, Due 5/15/2036 + ........................           100          109
   Cingular Wireless Services, Inc., 8.75%,
      Due 3/1/2031 ..................................           170          220
   Deutsche Telekom AG, 8.00%, Due 6/15/2010 ........           150          161
   Nextel Communications, Inc., 6.875%,
      Due 10/31/2013 + ..............................           290          291
   Telecom Italia S.p.A., 4.00%, Due 11/15/2008 .....           220          217
   Telefonica Emisiones SAU, 5.984%,
      Due 6/20/2011 + ...............................           160          164
   Verizon Communications, Inc., 5.50%,
      Due 4/1/2017 + ................................           200          200
   Vodafone Group plc, 6.15%, Due 2/27/2037 .........           200          196
                                                                      ----------
                                                                           2,596
                                                                      ----------
UTILITIES - 2.62%
   Columbus Southern Power Co., 5.50%,
      Due 3/1/2013 + ................................           320          319
   Dominion Resources, Inc., Series A, 5.60%,
      Due 11/15/2016 ................................           135          132

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                            PAR
                                                           AMOUNT        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
   Duke Energy Indiana, Inc., 6.05%,
      Due 6/15/2016 + ...............................   $       205   $      209
   FPL Group Capital, Inc., 5.625%, Due 9/1/2011 ....           390          397
   MidAmerican Energy Holdings Co.,
      5.875%, Due 10/1/2012 .........................           405          415
      6.125%, Due 4/1/2036 ..........................           200          198
   Public Service Enterprise Group, Inc., 6.95%,
      Due 6/1/2012 ..................................           355          377
   Southern Power Co., 6.25%, Due 7/15/2012 .........           270          279
   Virginia Electric and Power Co., 6.00%,
      Due 5/15/2037 .................................           125          123
   Xcel Energy, Inc., 5.613%, Due 4/1/2017 ++ .......           431          424
                                                                      ----------
                                                                           2,873
                                                                      ----------
   TOTAL CORPORATE OBLIGATIONS ......................                     30,630
                                                                      ----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.16%
   Banc of America Commercial Mortgage, Inc.,
      2005-6, 5.001%, Due 9/10/2047 .................           303          303
      2007-2 A2, 5.634%, Due 4/10/2049 ..............           450          453
   Banc of America Mortgage Securities, Inc., 2004-8
      3A1, 5.25%, Due 10/25/2019 ....................           618          609
   Bear Stearns Commercial Mortgage Securities, Inc.,
      2006-T22 A2, 5.465%, Due 4/12/2038 ............           265          267
      2006-PW13 A4, 5.54%, Due 9/11/2041 ............            95           94
      2004-PWR5 A4, 4.831%, Due 7/11/2042 ...........           535          520
      2005-T20 A2, 5.127%, Due 10/12/2042 ...........           430          429
   Chase Mortgage Finance Corp., 2006-A1 A1, 6.045%,
      Due 9/25/2036 # ...............................         1,134        1,138
   Citicorp Mortgage Securities, Inc., 2006-3 2A1,
      5.50%, Due 6/25/2021 ..........................           494          490
   Citigroup Commercial Mortgage Trust, 2004-C2 A3,
      4.38%, Due 10/15/2041 .........................           470          457
   Countrywide Home Loan Mortgage Pass Through Trust,
      2007-18 A1, 6.00%, Due 9/25/2037 ..............           372          370
   General Electric Capital Commercial Mortgage
      Corp., 2003-C2 A2, 4.17%, Due 7/10/2037 .......           312          309
   JP Morgan Chase Commercial Mortgage
      Securities Corp.,
      2004-CBX A4, 4.529%, Due 1/12/2037 ............           255          249
      2005-LDP3 A1, 4.655%, Due 8/15/2042 ...........           127          126
      2005-LDP4 A1, 4.613%, Due 10/15/2042 ..........            50           50
      2005-LDP1 A2, 4.625%, Due 3/15/2046 ...........           505          499
      2007-CB19 A4, 5.747%, Due 2/12/2049 ...........           300          302
      2007-CB20 A2, 5.629%, Due 2/12/2051 ...........           400          402
   LB-UBS Commercial Mortgage Trust, 2004-C1 A4,
      5.424%, Due 2/15/2040 .........................           300          295
   Prime Mortgage Trust, 2005-2, 5.25%,
      Due 7/25/2020 .................................           474          468
   Wachovia Bank Commercial Mortgage Trust, 2007-C32
      A2, 5.736%, Due 6/15/2049 .....................           210          213
   Wells Fargo Mortgage Backed Securities Trust,
      2006-11 A8, 6.00%, Due 9/25/2036 ..............           389          386
      2007-7 A1, 6.00%, Due 6/25/2037 ...............           519          515
                                                                      ----------
   TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS .....                      8,944
                                                                      ----------
ASSET-BACKED SECURITIES - 2.75%
   American Express Credit Account Master Trust,
      2006-2 A, 5.35%, Due 1/15/2014 ................           800          812
   Capital Auto Receivables Asset Trust, 2006-SN1A
      A4A, 5.32%, Due 3/20/2010 ++ ..................           600          602

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                            PAR
                                                           AMOUNT        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
   Capital One Multi-Asset Execution Trust, 2006-A10
      A10, 5.15%, Due 6/15/2014 .....................   $       600   $      605
   Chase Issuance Trust, 2007-15 A, 4.96%,
      Due 9/17/2012 .................................           500          501
   Volkswagen Auto Loan Enhanced Trust, 2005-1 A4,
      4.86%, Due 4/20/2012 ..........................           500          500
                                                                      ----------
   TOTAL ASSET-BACKED SECURITIES ....................                      3,020
                                                                      ----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 27.62%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 11.36%
      5.50%, Due 9/1/2017 ...........................           216          217
      4.50%, Due 3/1/2019 ...........................           616          598
      5.00%, Due 10/1/2020 ..........................           612          604
      5.00%, Due 7/1/2021 ...........................           538          530
      5.50%, Due 11/1/2021 ..........................           434          434
      5.00%, Due 11/1/2021 ..........................            96           94
      5.50%, Due 4/1/2022 ...........................            46           46
      5.00%, Due 5/1/2022 ...........................           184          182
      6.50%, Due 9/1/2028 ...........................            89           92
      6.00%, Due 8/1/2029 ...........................           314          319
      5.00%, Due 8/1/2033 ...........................           779          749
      5.50%, Due 2/1/2034 ...........................         1,135        1,120
      6.00%, Due 8/1/2034 ...........................           549          554
      6.50%, Due 4/1/2035 ...........................            47           48
      5.00%, Due 8/1/2035 ...........................           514          494
      5.00%, Due 9/1/2035 ...........................           428          411
      5.50%, Due 11/1/2036 ..........................           866          853
      5.897%, Due 12/1/2036 # .......................           611          617
      5.851%, Due 1/1/2037 # ........................           756          764
      5.783%, Due 3/1/2037 # ........................           543          547
      5.267%, Due 4/1/2037 # ........................           591          589
      5.50%, Due 4/1/2037 ...........................           982          967
      5.50%, Due 5/1/2037 ...........................         1,117        1,100
      6.00%, Due 7/1/2037 ...........................           485          488
      6.50%, Due 8/1/2037 ...........................            40           41
                                                                      ----------
                                                                          12,458
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.36%
      6.50%, Due 2/1/2017 ...........................           277          285
      5.50%, Due 8/1/2017 ...........................           369          371
      5.00%, Due 12/1/2017 ..........................           954          943
      4.50%, Due 9/1/2018 ...........................           649          629
      5.50%, Due 11/1/2018 ..........................           180          180
      5.50%, Due 12/1/2018 ..........................           167          167
      5.00%, Due 3/1/2020 ...........................           216          213
      4.00%, Due 8/1/2020 ...........................           480          453
      5.50%, Due 4/1/2021 ...........................            20           20
      5.50%, Due 11/1/2021 ..........................            51           51

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                            PAR
                                                           AMOUNT        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
      5.00%, Due 3/1/2034 ...........................   $       979   $      942
      4.50%, Due 9/1/2034 ...........................           312          291
      5.50%, Due 2/1/2035 ...........................         1,223        1,209
      5.00%, Due 11/1/2035 ..........................           874          840
      5.50%, Due 12/1/2035 ..........................           442          436
      5.50%, Due 1/1/2036 ...........................           799          788
      5.50%, Due 1/1/2036 ...........................           788          777
      5.50%, Due 3/1/2036 ...........................           679          670
      5.50%, Due 4/1/2036 ...........................           853          841
      6.00%, Due 9/1/2036 ...........................           520          523
      6.00%, Due 10/1/2036 ..........................             9            9
      5.50%, Due 11/1/2036 ..........................           760          749
      6.00%, Due 11/1/2036 ..........................           853          859
      6.00%, Due 11/1/2036 ..........................           411          415
      6.00%, Due 12/1/2036 ..........................           809          815
      6.00%, Due 2/1/2037 ...........................           266          268
      5.00%, Due 5/1/2037 ...........................           252          241
      6.50%, Due 10/1/2037 ..........................           525          533
      6.50%, Due TBA ................................         1,200        1,228
                                                                      ----------
                                                                          15,746
                                                                      ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.90%
      4.201%, Due 8/16/2026 .........................           369          364
      6.50%, Due 3/15/2028 ..........................           492          509
      6.00%, Due 4/15/2031 ..........................           591          601
      5.50%, Due 2/20/2034 ..........................           618          611
                                                                      ----------
                                                                           2,085
                                                                      ----------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS .......                     30,289
                                                                      ----------
U.S. AGENCY OBLIGATIONS - 8.60%
FEDERAL HOME LOAN BANK - 1.69%
      5.00%, Due 10/16/2009 + .......................         1,005        1,009
      5.25%, Due 11/3/2009 ..........................           250          252
      4.50%, Due 9/16/2013 ..........................           600          593
                                                                      ----------
                                                                           1,854
                                                                      ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.37%
      5.25%, Due 2/24/2011 ..........................         1,260        1,271
      5.875%, Due 3/21/2011 + .......................           380          397
      5.125%, Due 4/18/2011 + .......................         1,400        1,430
      5.40%, Due 3/17/2021 ..........................           965          979
      6.00%, Due 12/15/2031 .........................           710          718
                                                                      ----------
                                                                           4,795
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.54%
      4.704%, Due 11/13/2007 ........................         1,200        1,198
      5.125%, Due 1/2/2014 ..........................           545          550

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                            PAR
                                                           AMOUNT        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
      5.375%, Due 6/12/2017 + .......................   $     1,000   $    1,033
                                                                      ----------
                                                                           2,781
                                                                      ----------
TOTAL U.S. AGENCY OBLIGATIONS .......................                      9,430
                                                                      ----------
U.S. TREASURY OBLIGATIONS - 21.89%
      9.125%, Due 5/15/2018 .........................           400          551
      7.875%, Due 2/15/2021 + .......................           750          981
      6.25%, Due 8/15/2023 + ........................           650          754
      6.875%, Due 8/15/2025 + .......................           470          586
      5.25%, Due 11/15/2028 + .......................           650          690
      5.375%, Due 2/15/2031 + .......................           650          704
      4.75%, Due 2/15/2037 + ........................         1,240        1,239
      4.875%, Due 8/15/2009 + .......................           135          137
      3.50%, Due 11/15/2009 + .......................         1,000          992
      3.875%, Due 5/15/2010 + .......................         1,200        1,199
      4.875%, Due 4/30/2011 + .......................         2,300        2,364
      4.50%, Due 3/31/2012 + ........................         2,500        2,538
      4.125%, Due 8/31/2012 + .......................         2,165        2,163
      4.75%, Due 5/15/2014 + ........................         5,670        5,827
      4.125%, Due 5/15/2015 + .......................         1,500        1,479
      4.75%, Due 8/15/2017 + ........................         1,770        1,809
                                                                      ----------
   TOTAL U.S. TREASURY OBLIGATIONS ..................                     24,013
                                                                      ----------

                                                           SHARES
                                                        -----------
SHORT TERM INVESTMENTS - 3.06%
   American Beacon Money Market Select
      Fund **      ..................................     3,358,978        3,359
                                                                      ----------
SECURITIES LENDING COLLATERAL - 25.27%
   American Beacon Cash Plus Trust **      ..........    19,986,281       19,986
   American Beacon Money Market Select
      Fund **      ..................................     7,724,339        7,725
                                                                      ----------
   TOTAL SECURITIES LENDING COLLATERAL ..............                     27,711
                                                                      ----------
TOTAL INVESTMENTS - 125.28% (COST $137,187) .........                 $  137,396
LIABILITIES, NET OF OTHER ASSETS - (25.28%) .........                    (27,722)
                                                                      ----------
TOTAL NET ASSETS - 100.00% ..........................                 $  109,674
                                                                      ==========

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

     Percentages are stated as a percent of net assets.

+    All or a portion of this security is on loan at October 31, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,820 or 3.48% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

**   The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                            PAR
                                                           AMOUNT        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 62.63%
BANKS - 17.78%
   Citigroup, Inc.,
      4.125%, Due 2/22/2010 .........................   $     1,000   $      983
      4.625%, Due 8/3/2010 + ........................         1,000          994
   Comerica Bank, 6.00%, Due 10/1/2008 ..............         2,200        2,216
   HSBC Bank USA NA, 3.875%, Due 9/15/2009 ..........         2,000        1,960
   JP Morgan Chase & Co., 6.75%, Due 2/1/2011 .......         2,000        2,094
   National City Bank, 4.50%, Due 3/15/2010 .........         2,000        1,979
   National Westminster Bank plc, 7.375%,
      Due 10/1/2009 .................................         2,000        2,103
   Wachovia Corp., 5.30%, Due 10/15/2011 ............         2,000        1,999
   Washington Mutual, Inc., 8.25%, Due 4/1/2010 .....         2,000        2,100
                                                                      ----------
                                                                          16,428
                                                                      ----------
COMMUNICATIONS - 2.18%
   Comcast Cable Communications, Inc., 6.20%,
      Due 11/15/2008 ................................         2,000        2,018
                                                                      ----------
FINANCE - 16.47%
   Capital One Financial Corp., 5.70%,
      Due 9/15/2011 .................................         1,000          989
   Countrywide Home Loans, Inc., 3.25%,
      Due 5/21/2008 + ...............................         2,000        1,901
   Credit Suisse USA, Inc., 4.70%,
      Due 6/1/2009 + ................................         2,000        1,994
   General Electric Capital Corp., 5.875%,
      Due 2/15/2012 .................................         3,000        3,089
   Goldman Sachs Group, Inc., 6.65%, Due 5/15/2009 ..         1,000        1,021
   Lehman Brothers Holdings, Inc., 4.25%,
      Due 1/27/2010 + ...............................         1,600        1,551
   MBNA Corp., 7.50%, Due 3/15/2012 .................         2,000        2,168
   Merrill Lynch & Co., Inc., 6.00%, Due 2/17/2009 ..         2,500        2,503
                                                                      ----------
                                                                          15,216
                                                                      ----------
INDUSTRIALS - 8.05%
   Bunge Limited Finance Corp., 4.375%,
      Due 12/15/2008 ................................         1,000          992
   Caterpillar Financial Services Corp., 4.15%,
      Due 1/15/2010 .................................         2,000        1,971
   Daimler Finance NA LLC, 5.75%, Due 9/8/2011 ......         1,000        1,019
   John Deere Capital Corp., 4.125%, Due 1/15/2010 ..         2,500        2,463
   Nissan Motor Acceptance Corp., 4.625%,
      Due 3/8/2010 ++ ...............................         1,000          991
                                                                      ----------
                                                                           7,436
                                                                      ----------
INSURANCE - 9.52%
   ASIF Global Financing, 3.90%, Due 10/22/2008 ++ ..         2,000        1,974
   Hartford Financial Services Group, Inc., 5.25%,
      Due 10/15/2011 ................................           700          696
   ING Security Life Institutional Funding, 4.25%,
      Due 1/15/2010 ++ ..............................         1,500        1,491
   John Hancock Global Funding II, 7.90%,
      Due 7/2/2010 ++ ...............................         2,000        2,145
   Metropolitan Life Global Funding I, 4.625%,
      Due 8/19/2010 ++ ..............................         1,500        1,496
   Monumental Global Funding II, 4.625%,
      Due 3/15/2010 ++ ..............................         1,000          993
                                                                      ----------
                                                                           8,795
                                                                      ----------
REAL ESTATE - 3.21%
   iStar Financial, Inc., 5.375%, Due 4/15/2010 .....         1,000          964
   Simon Property Group LP, 6.375%, Due 11/15/2007 ..         2,000        2,000
                                                                      ----------
                                                                           2,964
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                            PAR
                                                           AMOUNT        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
TELEPHONE - 3.28%
   AT&T Corp., 6.00%, Due 3/15/2009 .................   $     2,000   $    2,027
   Vodafone Group plc, 5.50%, Due 6/15/2011 .........         1,000        1,009
                                                                      ----------
                                                                           3,036
                                                                      ----------
UTILITIES - 2.14%
   MidAmerican Energy Holdings Co., 3.50%,
      Due 5/15/2008 .................................         2,000        1,983
                                                                      ----------
   TOTAL CORPORATE OBLIGATIONS ......................                     57,876
                                                                      ----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.35%
   Banc of America Commercial Mortgage, Inc.,
      2005-6, 5.001%, Due 9/10/2047 .................           607          605
      2007-2 A2, 5.634%, Due 4/10/2049 ..............           800          806
   Wachovia Bank Commercial Mortgage Trust, 2006-C23
      A1, 5.203%, Due 1/15/2045 .....................           762          762
                                                                      ----------
   TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS .....                      2,173
                                                                      ----------
ASSET-BACKED SECURITIES - 22.90%
   Banc of America Securities Auto Trust, 2005-WF1
      A4, 4.08%, Due 4/18/2010 ......................         3,000        2,981
   Capital Auto Receivables Asset Trust,
      2006-SN1A A4A, 5.32%, Due 3/20/2010 ++ ........         2,000        2,008
      2006-1 A4, 5.04%, Due 5/17/2010 ...............           250          251
   CarMax Auto Owner Trust, 2005-3 A4, 4.91%,
      Due 1/18/2011 .................................         1,200        1,201
   Chase Manhattan Auto Owner Trust, 2006-A A4,
      5.36%, Due 1/15/2013 ..........................         2,000        2,018
   DaimlerChrysler Auto Trust, 2004-C A4, 3.28%,
      Due 12/8/2009 .................................         2,041        2,023
   Harley-Davidson Motorcycle Trust, 5.52%,
      Due 11/15/2013 ................................         2,000        2,019
   HSBC Automotive Trust, 2005-1 A4, 4.35%,
      Due 6/18/2012 .................................         3,000        2,979
   USAA Auto Owner Trust, 5.55%, Due 2/15/2013 ......         3,000        3,051
   Volkswagen Auto Loan Enhanced Trust, 2005-1 A4,
      4.86%, Due 4/20/2012 ..........................         1,500        1,500
   Wells Fargo Financial Auto Owner Trust, 2004-A A4,
      2.67%, Due 8/16/2010 ..........................         1,130        1,129
                                                                      ----------
   TOTAL ASSET-BACKED SECURITIES ....................                     21,160
                                                                      ----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.98%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.98%
      4.968%, Due 9/15/2008 .........................           936          933
      4.201%, Due 8/16/2026 .........................         1,846        1,817
                                                                      ----------
   TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS ....                      2,750
                                                                      ----------

                                                           SHARES
                                                        -----------
SHORT TERM INVESTMENTS - 8.22%
   American Beacon Money Market Select Fund # .......     7,599,385        7,599
                                                                      ----------
SECURITIES LENDING COLLATERAL - 4.89%
   American Beacon Cash Plus Trust # ................     3,257,727        3,258

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

                                                           SHARES        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
   American Beacon Money Market Select Fund # .......   $ 1,259,053   $    1,259
                                                                      ----------
   TOTAL SECURITIES LENDING COLLATERAL ..............                      4,517
                                                                      ----------
TOTAL INVESTMENTS - 103.97% (COST $95,935) ..........                 $   96,075
LIABILITIES, NET OF OTHER ASSETS - (3.97%) ..........                     (3,672)
                                                                      ----------
TOTAL NET ASSETS - 100.00% ..........................                 $   92,403
                                                                      ==========

     Percentages are stated as a percent of net assets.

+    All or a portion of this security is on loan at October 31, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,098 or 12.01% of net assets. The Fund has no right to demand registration of these securities.

#    The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2007 (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                            BALANCED     LARGE CAP      MID-CAP
                                              FUND      GROWTH FUND   VALUE FUND
                                          -----------   -----------   ----------
ASSETS:
   Investments in unaffiliated
      securities, at value (A D) ......   $ 1,102,251   $    97,100   $  126,180
   Investments in affiliated
      securities, at value (B) ........       297,292        25,413       21,783
   Foreign currency, at value (C) .....            --            --           --
   Cash ...............................            --            --           --
   Receivable for investments sold ....           740           131          461
   Dividends and interest receivable ..         5,429            71          102
   Receivable for fund shares sold ....         1,095           135          105
   Receivable for tax reclaims ........             7            --           --
   Receivable for expense
      reimbursement ...................            --            --           --
   Receivable for variation margin on
      open futures contracts ..........           727            57           58
   Prepaid Expenses ...................            16            --           16
                                          -----------   -----------   ----------
      TOTAL ASSETS ....................     1,407,557       122,907      148,705
                                          -----------   -----------   ----------
LIABILITIES:
   Payable for investments purchased ..         3,723            --          252
   Payable upon return of securities
      loaned ..........................       240,190        20,879       19,485
   Payable for fund shares redeemed ...           370            20          629
   Dividends payable ..................            --            --           --
   Payable under excess expense
      reimbursement plan ..............             1            --            8
   Management and investment advisory
      fees payable (Note 2) ...........           766           149          271
   Administrative service and service
      fees payable ....................           100            --           19
   Net unrealized depreciation on
      foreign currency contracts ......            --            --           --
   Other liabilities ..................           170            42           41
                                          -----------   -----------   ----------
      TOTAL LIABILITIES ...............       245,320        21,090       20,705
                                          -----------   -----------   ----------
NET ASSETS ............................   $ 1,162,237   $   101,817   $  128,000
                                          ===========   ===========   ==========
ANALYSIS OF NET ASSETS:
Paid-in-capital .......................       938,715        87,335      117,684
Undistributed net investment income ...        26,249           552        1,243
Accumulated net realized gain (loss) ..        53,946         2,411        7,079
Unrealized appreciation (depreciation)
   of investments, futures contracts,
   and foreign currency ...............       143,327        11,519        1,994
                                          -----------   -----------   ----------
NET ASSETS ............................   $ 1,162,237   $   101,817   $  128,000
                                          ===========   ===========   ==========
Shares outstanding (no par value):
   Institutional Class ................     3,194,857        15,475      549,062
                                          ===========   ===========   ==========
   PlanAhead Class ....................    13,437,427           N/A    3,939,042
                                          ===========   ===========   ==========
   Service Class ......................       635,889           N/A           84
                                          ===========   ===========   ==========
   AMR Class ..........................    58,024,587    13,164,840    7,116,449
                                          ===========   ===========   ==========
Net asset value, offering and
   redemption price per share:
   Institutional Class ................   $     16.09   $      7.67   $    11.01
                                          ===========   ===========   ==========
   PlanAhead Class ....................   $     15.09           N/A   $    10.96
                                          ===========   ===========   ==========
   Service Class ......................   $     14.95           N/A   $    10.94
                                          ===========   ===========   ==========
   AMR Class ..........................   $     15.49   $      7.72   $    11.07
                                          ===========   ===========   ==========
A Cost of investments in unaffiliated
   securities .........................   $   960,937   $    85,615   $  124,286
B Cost of investments in affiliated
   securities .........................   $   297,292   $    25,413   $   21,783
C Cost of foreign currency ............   $        --   $        --   $       --
D Market value of securities on
   loan ...............................   $   250,817   $    23,775   $   19,957

                             See accompanying notes

                                           SMALL CAP
                                             VALUE        EMERGING                   ENHANCED
                                          OPPORTUNITY     MARKETS      HIGH YIELD     INCOME     INTERMEDIATE    SHORT-TERM
                                              FUND          FUND       BOND FUND       FUND        BOND FUND     BOND FUND
                                          -----------   -----------   -----------   ----------   ------------   -----------
ASSETS:
   Investments in unaffiliated
      securities, at value (A D) ......    $   29,724   $   277,043   $   226,280   $   95,648    $   106,326   $    83,959
   Investments in affiliated
      securities, at value (B) ........         7,545        48,008         7,085       28,042         31,070        12,116
   Foreign currency, at value (C) .....            --         1,980            --           --             --            --
   Cash ...............................            --            --            16           --             --            --
   Receivable for investments sold ....            --         1,002            --          213            114            --
   Dividends and interest receivable ..            21           345         4,817          817          1,016           796
   Receivable for fund shares sold ....            --         1,034           198            8            325           116
   Receivable for tax reclaims ........            --             7             9            1              1            --
   Receivable for expense
      reimbursement ...................             5            --            --           --             --            --
   Receivable for variation margin on
      open futures contracts ..........            --           240            --           --             --            --
   Prepaid Expenses ...................            --            10            11            3              8            12
                                           ----------   -----------   -----------   ----------    -----------   -----------
      TOTAL ASSETS ....................        37,295       329,669       238,416      124,732        138,860        96,999
                                           ----------   -----------   -----------   ----------    -----------   -----------
LIABILITIES:
   Payable for investments purchased ..            --           699            --           --          1,327            --
   Payable upon return of securities
      loaned ..........................         7,516        30,790        10,390       24,746         27,711         4,517
   Payable for fund shares redeemed ...             5            --         1,417           30             89            24
   Dividends payable ..................            --            --           149           --             --            --
   Payable under excess expense
      reimbursement plan ..............            --             8            --           --             --            --
   Management and investment advisory
      fees payable (Note 2) ...........            47           602           366           89             23            20
   Administrative service and service
      fees payable ....................             6             7            32           39             --             3
   Net unrealized depreciation on
      foreign currency contracts ......            --           221            --           --             --            --
   Other liabilities ..................            34           149            71           39             36            32
                                           ----------   -----------   -----------   ----------    -----------   -----------
      TOTAL LIABILITIES ...............         7,608        32,476        12,425       24,943         29,186         4,596
                                           ----------   -----------   -----------   ----------    -----------   -----------
NET ASSETS ............................    $   29,687   $   297,193   $   225,991   $   99,789    $   109,674   $    92,403
                                           ==========   ===========   ===========   ==========    ===========   ===========
ANALYSIS OF NET ASSETS:
Paid-in-capital .......................        31,648       160,956       230,153       93,725        117,822        99,446
Undistributed net investment income ...           126         2,180           503          575            502            19
Accumulated net realized gain (loss) ..          (359)       42,193        (1,914)       2,007         (8,859)       (7,202)
Unrealized appreciation (depreciation)
   of investments, futures contracts,
   and foreign currency ...............        (1,728)       91,864        (2,751)       3,482            209           140
                                           ----------   -----------   -----------   ----------    -----------   -----------
NET ASSETS ............................    $   29,687   $   297,193   $   225,991   $   99,789    $   109,674   $    92,403
                                           ==========   ===========   ===========   ==========    ===========   ===========
Shares outstanding (no par value):
   Institutional Class ................     2,864,987       569,015    11,369,985          N/A     10,862,137    10,170,069
                                           ==========   ===========   ===========   ==========    ===========   ===========
   PlanAhead Class ....................         8,891       489,048     2,843,594    9,501,527            N/A       337,989
                                           ==========   ===========   ===========   ==========    ===========   ===========
   Service Class ......................           N/A           N/A           N/A          N/A            N/A           N/A
                                           ==========   ===========   ===========   ==========    ===========   ===========
   AMR Class ..........................           N/A    11,147,877     8,143,965          N/A            N/A           N/A
                                           ==========   ===========   ===========   ==========    ===========   ===========
Net asset value, offering and
   redemption price per share:
   Institutional Class ................    $    10.33   $     24.20   $     10.11          N/A    $     10.10   $      8.79
                                           ==========   ===========   ===========   ==========    ===========   ===========
   PlanAhead Class ....................    $    10.28   $     23.91   $     10.11   $    10.50            N/A   $      8.81
                                           ==========   ===========   ===========   ==========    ===========   ===========
   Service Class ......................           N/A           N/A           N/A          N/A            N/A           N/A
                                           ==========   ===========   ===========   ==========    ===========   ===========
   AMR Class ..........................           N/A   $     24.37   $     10.11          N/A            N/A           N/A
                                           ==========   ===========   ===========   ==========    ===========   ===========
A Cost of investments in unaffiliated
  securities ..........................    $   31,452   $   185,298   $   229,031   $   92,166    $   106,117   $    83,819
B Cost of investments in affiliated
  securities ..........................    $    7,545   $    48,008   $     7,085   $   28,042    $    31,070   $    12,116
C Cost of foreign currency ............    $       --   $     1,951   $        --   $       --    $        --   $        --
D Market value of securities on
   loan ...............................    $    7,414   $    30,083   $    10,105   $   24,308    $    27,031   $     4,419

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2007 (IN THOUSANDS)


                                                     LARGE CAP   MID-CAP
                                          BALANCED     GROWTH     VALUE
                                            FUND        FUND       FUND
                                          --------   ---------   -------
INVESTMENT INCOME:
   Dividend income from unaffiliated
      securities (net of foreign
      taxes) (A) ......................    $14,285    $ 1,098    $ 2,174
   Dividend income from affiliated
      securities ......................      3,585        257        604
   Interest income ....................     19,756         21         59
   Income derived from securities
      lending, net ....................        366         16         38
                                           -------    -------    -------
         TOTAL INVESTMENT INCOME ......     37,992      1,392      2,875
                                           -------    -------    -------
EXPENSES:
   Management and investment advisory
      fees (Note 2) ...................      2,937        513        890
   Administrative service fees
      (Note 2):
      Institutional Class .............        117         --         13
      PlanAhead Class .................        405         --         87
      Service Class ...................         12         --         --
   Transfer agent fees:
      Institutional Class .............          6         --          5
      PlanAhead Class .................         43         --          5
   AMR Class ..........................         48          8          4
   Custody and fund accounting fees ...         94         10         11
   Professional fees ..................         47         26         25
   Registration fees and expenses .....         60          2         37
   Service fees:
      PlanAhead Class .................        405         --         87
      Service Class ...................         12         --         --
   Distribution fees- Service Class
      (Note 2) ........................         12         --         --
   Prospectus and shareholder
      reports .........................         52          4         12
   Other expenses .....................        117         14         22
                                           -------    -------    -------
         TOTAL EXPENSES ...............      4,367        577      1,198
                                           -------    -------    -------
   Net (fees waived and expenses
      reimbursed)/recouped by Manager
      (Note 2) ........................         --         --        (24)
                                           -------    -------    -------
         NET EXPENSES .................      4,367        577      1,174
                                           -------    -------    -------
NET INVESTMENT INCOME .................     33,625        815      1,701
                                           -------    -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized gain from: (B)
      Investments .....................     53,118      5,793      5,476
      Commission recapture ............         27         18         30
      Foreign currency transactions ...         --         --         --
      Futures contracts ...............      7,668        462      2,397
   Change in net unrealized
      appreciation or depreciation
      of: (C)
      Investments .....................      2,634      4,104     (3,566)
      Foreign currency translations ...         --         --         --
      Futures contracts ...............       (628)       (19)      (413)
                                           -------    -------    -------
         NET GAIN (LOSS) ON INVESTMENTS     62,819     10,358      3,924
                                           -------    -------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........    $96,444    $11,173    $ 5,625
                                           =======    =======    =======
A Foreign taxes .......................    $    28    $    --    $    11
B Net of foreign withholding taxes on
   capital gains ......................    $    --    $    --    $    --
C Net of unrealized appreciation of
   foreign withholding taxes on capital
   gains ..............................    $    --    $    --    $    --

                             See accompanying notes

                                           SMALL CAP                 HIGH
                                             VALUE      EMERGING    YIELD    ENHANCED
                                          OPPORTUNITY    MARKETS     BOND     INCOME    INTERMEDIATE   SHORT-TERM
                                              FUND        FUND       FUND      FUND       BOND FUND     BOND FUND
                                          -----------   --------   -------   --------   ------------   ----------
INVESTMENT INCOME:
   Dividend income from unaffiliated
      securities (net of foreign
      taxes) (A) ......................     $   280     $  4,648   $    --    $  204       $   --        $   --
   Dividend income from affiliated
      securities ......................          20          502       751       203          194           330
   Interest income ....................          --           33    24,627     4,304        5,046         3,908
   Income derived from securities
      lending, net ....................          10           81        50        29           44             2
                                            -------     --------   --------   ------      -------       -------
         TOTAL INVESTMENT INCOME ......         310        5,264    25,428     4,740        5,284         4,240
                                            -------     --------   --------   ------      -------       -------
EXPENSES:
   Management and investment advisory
      fees (Note 2) ...................          85        1,638     1,572       366          254           219
   Administrative service fees
      (Note 2):
      Institutional Class .............          38           44       560        --           --            --
      PlanAhead Class .................          --           20       168       256            1            13
      Service Class ...................          --           --        --        --           --            --
   Transfer agent fees:
      Institutional Class .............           1            2        71        --            6             2
      PlanAhead Class .................          --            8         1         4            1             6
   AMR Class ..........................          --           13         5        --           --            --
   Custody and fund accounting fees ...           2        1,011        41        14           13            11
   Professional fees ..................          25           36        39        26           30            25
   Registration fees and expenses .....          38           30        36        17           29            27
   Service fees:
      PlanAhead Class .................          --           20       168       256            1            13
      Service Class ...................          --           --        --        --           --            --
   Distribution fees- Service Class
      (Note 2) ........................          --           --        --        --           --            --
   Prospectus and shareholder
      reports .........................           2            9        30         9           10            12
   Other expenses .....................           6           19        21        18            8            24
                                            -------     --------   --------   ------      -------       -------
         TOTAL EXPENSES ...............         197        2,850     2,712       966          353           352
                                            -------     --------   --------   ------      -------       -------
   Net (fees waived and expenses
      reimbursed)/recouped by Manager
      (Note 2) ........................         (35)          --       (23)       --           (1)           (5)
                                            -------     --------   --------   ------      -------       -------
         NET EXPENSES .................         162        2,850     2,689       966          352           347
                                            -------     --------   --------   ------      -------       -------
NET INVESTMENT INCOME .................         148        2,414    22,739     3,774        4,932         3,893
                                            -------     --------   --------   ------      -------       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized gain from: (B)
      Investments .....................        (372)      41,112     1,834     2,870          280           237
      Commission recapture ............           1           --        --        --           --            --
      Foreign currency transactions ...          --        1,410        --        --           --            --
      Futures contracts ...............          --          985        --        --           --            --
   Change in net unrealized
      appreciation or depreciation
      of: (C)
      Investments .....................      (1,878)      48,633    (3,549)      212          560           624
      Foreign currency translations ...          --        6,877        --        --           --            --
      Futures contracts ...............          --         (170)       --        --           --            --
                                            -------     --------   --------   ------      -------       -------
         NET GAIN (LOSS) ON INVESTMENTS      (2,249)      98,847    (1,715)    3,082          840           861
                                            -------     --------   --------   ------      -------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........     $(2,101)    $101,261   $21,024    $6,856       $5,772        $4,754
                                            =======     ========   =======    ======       ======        ======
A Foreign taxes .......................     $    --     $    494   $    --    $   --       $   --        $   --
B Net of foreign withholding taxes on
   capital gains ......................     $    --     $    108   $    --    $   --       $   --        $   --
C Net of unrealized appreciation of
   foreign withholding taxes on capital
   gains ..............................     $    --     $   (122)  $    --    $   --       $   --        $   --

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                        BALANCED FUND       LARGE CAP GROWTH FUND    MID-CAP VALUE FUND
                                                   ----------------------  ----------------------  ----------------------
                                                   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                     OCTOBER     OCTOBER     OCTOBER     OCTOBER     OCTOBER     OCTOBER
                                                    31, 2007    31, 2006    31, 2007    31, 2006    31, 2007    31, 2006
                                                   ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ........................  $   33,625   $ 26,125    $    815    $    628    $  1,701    $    647
   Net realized gain (loss) on investments,
      futures contracts, and foreign currency
      transactions ..............................      60,813     44,566       6,273       3,826       7,903       2,249
   Change in net unrealized appreciation or
      depreciation of investments, futures
      contracts, and foreign currency
      translations ..............................       2,006     42,383       4,085       3,999      (3,979)      6,534
                                                   ----------   --------    --------    --------    --------    --------
      NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ..............      96,444    113,074      11,173       8,453       5,625       9,430
                                                   ----------   --------    --------    --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class .......................        (762)      (359)         (1)         (1)        (22)         (9)
      PlanAhead Class ...........................      (3,106)    (2,286)         --          --        (206)         --
      Service Class .............................         (43)        --          --          --          --          --
      AMR Class .................................     (23,927)   (20,180)       (737)       (376)       (563)       (481)
   Net realized gain on investments:
      Institutional Class .......................      (1,300)      (674)         --          --         (86)       (136)
      PlanAhead Class ...........................      (5,825)    (4,591)         --          --        (706)         --
      Service Class .............................         (77)        --          --          --          --          --
      AMR Class .................................     (38,430)   (35,228)         --          --      (1,766)     (9,132)
                                                   ----------   --------    --------    --------    --------    --------
         NET DISTRIBUTIONS TO SHAREHOLDERS ......     (73,470)   (63,318)       (738)       (377)     (3,349)     (9,758)
                                                   ----------   --------    --------    --------    --------    --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ................     239,343    118,740      44,637      24,244      85,804      59,595
   Reinvestment of dividends and distributions ..      72,959     62,858         738         376       3,346       9,756
   Cost of shares redeemed ......................    (126,358)   (91,106)    (36,145)    (13,832)    (60,513)    (16,516)
   Redemption fees ..............................          --         --          --          --         161          77
                                                   ----------   --------    --------    --------    --------    --------
         NET INCREASE (DECREASE) IN NET
            ASSETS FROM CAPITAL SHARE
            TRANSACTIONS ........................     185,944     90,492       9,230      10,788      28,798      52,912
                                                   ----------   --------    --------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS ...........     208,918    140,248      19,665      18,864      31,074      52,584
                                                   ----------   --------    --------    --------    --------    --------
NET ASSETS:
   Beginning of period ..........................     953,319    813,071      82,152      63,288      96,926      44,342
                                                   ----------   --------    --------    --------    --------    --------
   END OF PERIOD * ..............................  $1,162,237   $953,319    $101,817    $ 82,152    $128,000    $ 96,926
                                                   ==========   ========    ========    ========    ========    ========
*Includes undistributed net investment
   income (loss) of .............................  $   26,249   $ 19,982    $    552    $    479    $  1,243    $    479
                                                   ==========   ========    ========    ========    ========    ========

                             See accompanying notes

                                                     SMALL CAP VALUE        EMERGING                                  ENHANCED
                                                    OPPORTUNITY FUND      MARKETS FUND     HIGH YIELD BOND FUND      INCOME FUND
                                                   ------------------  ------------------  --------------------  ------------------
                                                               FROM
                                                     YEAR      MARCH      YEAR     YEAR       YEAR       YEAR      YEAR      YEAR
                                                     ENDED     31 TO     ENDED     ENDED     ENDED      ENDED      ENDED     ENDED
                                                    OCTOBER   OCTOBER   OCTOBER   OCTOBER   OCTOBER    OCTOBER    OCTOBER   OCTOBER
                                                   31, 2007  31, 2006  31, 2007  31, 2006   31, 2007  31, 2006   31, 2007  31, 2006
                                                   --------  --------  --------  --------  ---------  --------   --------  --------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ........................   $   148   $    4   $  2,414  $  1,361  $  22,739  $  23,832  $  3,774  $  3,578
   Net realized gain (loss) on investments,
      futures contracts, and foreign currency
      transactions ..............................      (371)       8     43,507    22,344      1,834     (3,640)    2,870       335
   Change in net unrealized appreciation or
      depreciation of investments, futures
      contracts, and foreign currency
      translations ..............................    (1,878)     150     55,340    14,943     (3,549)     6,614       212     3,410
                                                    -------   ------   --------  --------  ---------  ---------  --------  --------
      NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ..............    (2,101)     162    101,261    38,648     21,024     26,806     6,856     7,323
                                                    -------   ------   --------  --------  ---------  ---------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class .......................       (17)      --       (101)     (163)   (16,871)   (16,799)       --        --
      PlanAhead Class ...........................        --       --        (15)      (36)    (4,915)    (7,065)   (4,171)   (3,905)
      Service Class .............................        --       --         --        --         --         --        --        --
      AMR Class .................................        --       --     (1,130)   (1,551)      (949)        (1)       --        --
   Net realized gain on investments:
      Institutional Class .......................        (9)      --     (2,407)   (1,683)        --     (2,254)       --        --
      PlanAhead Class ...........................        --       --       (922)     (425)        --     (1,092)      (74)      (14)
      Service Class .............................        --       --         --        --         --         --        --        --
      AMR Class .................................        --       --    (19,268)  (14,022)        --         --        --        --
                                                    -------   ------   --------  --------  ---------  ---------  --------  --------
         NET DISTRIBUTIONS TO SHAREHOLDERS ......       (26)      --    (23,843)  (17,880)   (22,735)   (27,211)   (4,245)   (3,919)
                                                    -------   ------   --------  --------  ---------  ---------  --------  --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ................    29,224    4,644     87,824    34,209    209,900    161,075    15,667    30,206
   Reinvestment of dividends and distributions ..        26       --     23,764    17,795     19,203     23,167     4,245     3,919
   Cost of shares redeemed ......................    (2,199)     (43)   (49,405)  (22,127)  (313,378)  (208,965)  (48,649)  (23,955)
   Redemption fees ..............................        --       --         53        90         --         --        --        --
                                                    -------   ------   --------  --------  ---------  ---------  --------  --------
         NET INCREASE (DECREASE) IN NET
            ASSETS FROM CAPITAL SHARE
            TRANSACTIONS ........................    27,051    4,601     62,236    29,967    (84,275)   (24,723)  (28,737)   10,170
                                                    -------   ------   --------  --------  ---------  ---------  --------  --------
NET INCREASE (DECREASE) IN NET ASSETS ...........    24,924    4,763    139,654    50,735    (85,986)   (25,128)  (26,126)   13,574
                                                    -------   ------   --------  --------  ---------  ---------  --------  --------
NET ASSETS:
   Beginning of period ..........................     4,763       --    157,539   106,804    311,977    337,105   125,915   112,341
                                                    -------   ------   --------  --------  ---------  ---------  --------  --------
   END OF PERIOD * ..............................   $29,687   $4,763   $297,193  $157,539  $ 225,991  $ 311,977  $ 99,789  $125,915
                                                    =======   ======   ========  ========  =========  =========  ========  ========
*Includes undistributed net investment
   income (loss) of .............................   $   126   $    7   $  2,180  $  1,129  $     503  $     499  $    575  $ (1,012)
                                                    =======   ======   ========  ========  =========  =========  ========  ========

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                   INTERMEDIATE            SHORT-TERM
                                                                    BOND FUND              BOND FUND
                                                              ---------------------   -------------------
                                                                             YEAR       YEAR       YEAR
                                                              YEAR ENDED     ENDED      ENDED      ENDED
                                                                OCTOBER     OCTOBER    OCTOBER    OCTOBER
                                                               31, 2007    31, 2006   31, 2007   31, 2006
                                                              ----------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ..................................    $   4,932   $  4,299   $  3,893   $  2,997
   Net realized gain (loss) on investments, futures
      contracts, and foreign currency transactions ........          280       (987)       237       (294)
   Change in net unrealized appreciation or depreciation of
      investments, futures contracts, and foreign
      currency translations ...............................          560      1,283        624        952
                                                               ---------   --------   --------   --------
      NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS .......................................        5,772      4,595      4,754      3,655
                                                               ---------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class .................................       (4,946)    (4,367)    (4,046)    (3,409)
      PlanAhead Class .....................................          (13)       (41)      (227)      (375)
                                                               ---------   --------   --------   --------
         NET DISTRIBUTIONS TO SHAREHOLDERS ................       (4,959)    (4,408)    (4,273)    (3,784)
                                                               ---------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ..........................       26,882     18,558     22,984     13,507
   Reinvestment of dividends and distributions ............        4,957      4,405      4,264      3,775
   Cost of shares redeemed ................................      (21,223)   (19,229)   (15,932)   (24,812)
                                                               ---------   --------   --------   --------
         NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
            SHARE TRANSACTIONS ............................       10,616      3,734     11,316     (7,530)
                                                               ---------   --------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS .....................       11,429      3,921     11,797     (7,659)
                                                               ---------   --------   --------   --------
NET ASSETS:
   Beginning of period ....................................       98,245     94,324     80,606     88,265
                                                               ---------   --------   --------   --------
   END OF PERIOD * ........................................    $ 109,674   $ 98,245   $ 92,403   $ 80,606
                                                               =========   ========   ========   ========
*Includes undistributed net investment income (loss) of ...    $     502   $    502   $     19   $   (304)
                                                               =========   ========   ========   ========

                             See accompanying notes

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, the American Beacon Mid-Cap Value Fund, the American Beacon Small Cap Value Opportunity Fund, the American Beacon Emerging Markets Fund, the American Beacon High Yield Bond Fund, the American Beacon Enhanced Income Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

          American Beacon Advisors, Inc. (the "Manager"), is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

          Each Fund, except the Enhanced Income Fund, has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:                          SERVICE AND DISTRIBUTION FEES:
------                -----------                          ------------------------------
INSTITUTIONAL CLASS   Investors making an initial          Administrative Service Fee - 0.25%
                      investment of $2 million

PLANAHEAD CLASS       General public and investors         Administrative Service Fee - 0.25%
                      investing through an intermediary    Service Fee - 0.25%

SERVICE CLASS         Investors investing through an       Administrative Service Fee - 0.25%
                      intermediary                         Service Fee - 0.25%
                                                           Distribution Fee - 0.25%

AMR CLASS             Investors in the tax-exempt          N/A
                      retirement and benefit plans of
                      AMR Corporation and its affiliates

          Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

          Effective February 28, 2007, the PlanAhead Class of the Intermediate Bond Fund was closed.

Security Valuation

          Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from independent brokers.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

          Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust's Board of Trustees (the "Board").

          Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgment of the pricing committee of the Funds, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale.

          The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

          All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Forward Foreign Currency Contracts

          The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

Repurchase Agreements

          Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized. The collateral is monitored daily by each Fund so that the collateral's market value equals or exceeds the carrying value of the repurchase agreement, including accrued interest.

Futures Contracts

          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond and Enhanced Income Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

          Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Funds reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as a Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Dividends to Shareholders

          Dividends from net investment income of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity and Emerging Markets Funds normally will be declared and paid at least annually. The High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

          The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund's Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

          The Institutional, PlanAhead and AMR Classes of the Emerging Markets Fund impose a 2% redemption fee on certain shares held for less than 90 days, and the AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Funds. The "first-in, first-out" method is used to determine the holding period. Through April 30, 2006, the fee was retained by the class that imposed the fee. Effective May 1, 2006, the fee is allocated to all classes of each Fund pro-rata based on their respective net assets.

Recently Issued Accounting Pronouncements

          On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager does not anticipate the adoption of FIN 48 to have a material impact on the financial statements.

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management, and securities lending services. Investment assets of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond, Enhanced Income and Intermediate Bond Funds are managed by one or more investment advisors that have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Opportunity Fund, Emerging Markets Fund, High Yield Bond Fund and Enhanced Income Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of 0.25% of the average daily net assets of the Intermediate Bond Fund and pays a portion of its fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager serves as the sole investment advisor to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Short-Term Bond Fund an annualized fee equal to 0.25% of the average daily net assets of the Fund. Management fees paid during the year ended October 31, 2007 were as follows (dollars in thousands):

                                                                          AMOUNTS PAID TO         NET AMOUNTS
                                 MANAGEMENT FEE RATE   MANAGEMENT FEE   INVESTMENT ADVISORS   RETAINED BY MANAGER
                                 -------------------   --------------   -------------------   -------------------
Balanced......................       0.225%-0.70%          $2,937              $1,855                $1,082
Large Cap Growth..............        0.35%-0.55%             513                 417                    96
Mid-Cap Value.................        0.40%-1.10%             890                 756                   134
Small Cap Value Opportunity...        0.45%-0.55%              85                  69                    16
Emerging Markets..............        0.79%-1.20%           1,638               1,436                   202
High Yield Bond...............        0.35%-0.52%           1,572               1,268                   304
Enhanced Income...............        0.25%-0.85%             366                 264                   102
Intermediate Bond.............              0.25%             254                  82                   172

          As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statements of Operations. During the year ended October 31, 2007, securities lending fees paid to the Manager were as follows (in thousands):

Balanced .................................................................   $64
Large Cap Growth .........................................................     3
Mid-Cap Value ............................................................     7
Small Cap Value Opportunity ..............................................     2
Emerging Markets .........................................................    14
High Yield Bond ..........................................................     8
Enhanced Income ..........................................................     5
Intermediate Bond ........................................................     8
Short-Term Bond ..........................................................     1

Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of each of the Funds.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

Distribution Plans

          The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

          A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of each Fund.

Brokerage Commissions

          Affiliated entities of a sub-advisor to the Large Cap Growth Fund and the Emerging Markets Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $1,020 and $326, respectively for the year ended October 31, 2007.

Investment in Affiliated Funds

          The Fund is permitted, pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by certain Funds in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Funds and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the year ended October 31, 2007, fees earned by the Manager from the Affiliated Funds were as follows:

                                                          SECURITIES LENDING
                                 DIRECT INVESTMENT IN   COLLATERAL INVESTED IN
                                   AFFILIATED FUNDS        AFFILIATED FUNDS        TOTAL
                                 --------------------   ----------------------   --------
Balanced......................          $68,111                $213,913          $282,024
Large Cap Growth..............            1,620                  12,319            13,939
Mid-Cap Value.................           11,464                  22,713            34,177
Small Cap Value Opportunity...              379                   3,538             3,917
Emerging Markets..............            9,546                  20,032            29,578
High Yield Bond...............           14,258                      --            14,258
Enhanced Income...............            3,856                  24,447            28,303
Intermediate Bond.............            3,673                  24,493            28,166
Short-Term Bond...............            6,272                   3,072             9,344

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

Interfund Lending Program

          Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the year ended October 31, 2007, the following Funds had borrowings:

                           DAYS      INTEREST   AVERAGE DEBT   WEIGHTED AVERAGE
                       OUTSTANDING    CHARGES     UTILIZED       INTEREST RATE
                       -----------   --------   ------------   ----------------
Large Cap Growth ...         4        $  837     $1,409,316          5.42%
High Yield Bond ....         5         2,022      2,719,130          5.43%
Enhanced Income ....        16         8,912      3,762,586          5.40%

Reimbursement of Expenses

          The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Fund's expense cap. For the period ended October 31, 2007, the Manager waived or reimbursed expenses as follows:

                                                     Expense Cap
                                                 ------------------
                                                 11/1/06    3/1/07     WAIVED OR
                                                    TO        TO      REIMBURSED
FUND                             CLASS           2/28/07   10/31/07    EXPENSES
----                             -----           -------   --------   ----------
Balanced .....................   Service          1.09%      1.10%           --
Large Cap Growth .............   Institutional    0.90%      0.90%      $   178
Mid-Cap Value ................   Institutional    1.01%      0.90%        8,634
Mid-Cap Value ................   PlanAhead        1.23%      1.23%       10,507
Mid-Cap Value ................   Service           N/A       1.50%           --
Small Cap Value Opportunity ..   Institutional    1.06%      1.05%       33,886
Small Cap Value Opportunity ..   PlanAhead        1.31%      1.30%          803
Emerging Markets .............   PlanAhead        2.00%       N/A            --
Intermediate Bond ............   PlanAhead        0.95%       N/A           783
Short-Term Bond ..............   PlanAhead        0.87%      0.87%        5,426

Expense Reimbursement Plan

          The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit.

          The activity related to repayment of prior year fee waivers and expense reimbursements during the year ended October 31, 2007 was as follows:

Balanced- Service Class.

EXPIRATION   LIABILITY AT                                  LIABILITY AT
   YEAR        10/31/06     ACCRUED   EXPIRED   RECOUPED     10/31/07
----------   ------------   -------   -------   --------   ------------
2007            $   --        $--       $--       $ --        $   --
2008             1,650         --        --        634         1,016
2009                13         --        --         --            13
                ------        ---       ---       ----        ------
                $1,663        $--       $--       $634        $1,029
                ======        ===       ===       ====        ======

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

Emerging Markets- PlanAhead Class

EXPIRATION   LIABILITY AT                                  LIABILITY AT
   YEAR        10/31/06     ACCRUED   EXPIRED   RECOUPED     10/31/07
----------   ------------   -------   -------   --------   ------------
2007            $  399        $--       $--       $399        $   --
2008             5,148         --        --        415         4,734
2009             2,926         --        --         --         2,926
                ------        ---       ---       ----        ------
                $8,473        $--       $--       $814        $7,660
                ======        ===       ===       ====        ======

Mid-Cap Value- AMR Class

EXPIRATION   LIABILITY AT                                  LIABILITY AT
   YEAR        10/31/06     ACCRUED   EXPIRED   RECOUPED     10/31/07
----------   ------------   -------   -------   --------   ------------
2007            $11,997       $--      $2,784    $9,213       $   --
2008              7,258        --       1,662        --        5,596
2009              2,537        --          --        --        2,537
                -------       ---      ------    ------       ------
                $21,792       $--      $4,446    $9,213       $8,133
                =======       ===      ======    ======       ======

High Yield Bond-Institutional Class

EXPIRATION   LIABILITY AT                                  LIABILITY AT
   YEAR        10/31/06     ACCRUED   EXPIRED   RECOUPED     10/31/07
----------   ------------   -------   -------   --------   ------------
2007            $34,513       $--     $22,697    $11,816        $--
2008                 62        --          --         62         --
2009                 --        --          --         --         --
                -------       ---     -------    -------        ---
                $34,575       $--     $22,697    $11,878        $--
                =======       ===     =======    =======        ===

          The remaining Funds have not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

Other

          At October 31, 2007, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned the following percentage of each Fund:

                                                                     % OWNERSHIP
                                                                     -----------
Balanced .........................................................            77%
Large Cap Growth .................................................           100%
Mid-Cap Value ....................................................            61%
Small Cap Value Opportunity ......................................             7%
Emerging Markets .................................................            91%
High Yield Bond ..................................................            36%
Intermediate Bond ................................................            98%
Short-Term Bond ..................................................            93%

3. FEDERAL INCOME AND EXCISE TAXES

          It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows (in thousands):

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

                                             BALANCED                LARGE CAP GROWTH             MID-CAP VALUE
                                    -------------------------   -------------------------   -------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                        2007          2006          2007          2006          2007          2006
                                    -----------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ..........     $   906       $   405         $  1          $  1         $   84        $  114
   PlanAhead Class ..............       3,751         2,594           --            --            714            --
   Service Class ................          52            --           --            --             --            --
   AMR Class ....................      28,183        22,546          737           376          1,835         7,556
LONG-TERM CAPITAL GAIN
   Institutional Class ..........       1,156           629           --            --             24            31
   PlanAhead Class ..............       5,180         4,282           --            --            198            --
   Service Class ................          68            --           --            --             --            --
   AMR Class ....................      34,174        32,862           --            --            494         2,057
                                      -------       -------         ----          ----         ------        ------
      TOTAL DISTRIBUTIONS PAID ..     $73,470       $63,318         $738          $377         $3,349        $9,758
                                      =======       =======         ====          ====         ======        ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

                                            SMALL CAP
                                        VALUE OPPORTUNITY            EMERGING MARKETS            HIGH YIELD BOND
                                    -------------------------   -------------------------   -------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                        2007          2006          2007          2006          2007          2006
                                    -----------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ..........       $25           $--         $   412       $   416       $16,871       $16,799
   PlanAhead Class ..............         1            --             135           100         4,915         7,065
   Service Class ................        --            --              --            --            --             1
   AMR Class ....................        --            --           3,613         3,660           949            --
LONG-TERM CAPITAL GAIN
   Institutional Class ..........        --            --           2,096         1,430            --         2,254
   PlanAhead Class ..............        --            --             802           361            --         1,092
   Service Class ................        --            --              --            --            --            --
   AMR Class ....................        --            --          16,785        11,913            --            --
                                        ---           ---         -------       -------       -------       -------
      TOTAL DISTRIBUTIONS PAID ..       $26           $--         $23,843       $17,880       $22,735       $27,211
                                        ===           ===         =======       =======       =======       =======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

                                         ENHANCED INCOME            INTERMEDIATE BOND            SHORT-TERM BOND
                                    -------------------------   -------------------------   -------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                        2007          2006          2007          2006          2007          2006
                                    -----------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ..........      $   --        $   --        $4,946        $4,367        $4,046        $3,409
   PlanAhead Class ..............       4,171         3,905            13            41           227           375
   AMR Class ....................          --            --            --            --            --            --
LONG-TERM CAPITAL GAIN
   Institutional Class ..........          --            --            --            --            --            --
   PlanAhead Class ..............          74            14            --            --            --            --
   AMR Class ....................          --            --            --            --            --            --
                                       ------        ------        ------        ------        ------        ------
      TOTAL DISTRIBUTIONS PAID ..      $4,245        $3,919        $4,959        $4,408        $4,273        $3,784
                                       ======        ======        ======        ======        ======        ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

                                                            LARGE                SMALL CAP
                                                             CAP      MID-CAP      VALUE      EMERGING
                                              BALANCED     GROWTH      VALUE    OPPORTUNITY    MARKETS
                                             ----------   --------   --------   -----------   --------
Cost basis of investments for federal
   income tax purposes                       $1,262,386   $111,333   $146,408     $39,028     $234,726
Unrealized appreciation                         160,785     13,661      9,858       1,576       92,225
Unrealized depreciation                         (23,628)    (2,481)    (8,303)     (3,335)      (1,900)
                                             ----------   --------   --------     -------     --------
Net unrealized appreciation/(depreciation)      137,157     11,180      1,555      (1,759)      90,325
Undistributed ordinary income                    40,288        551      2,208         110       12,607
Undistributed long-term gain/(loss)              46,054      2,751      6,553        (313)      33,156
                                             ----------   --------   --------     -------     --------
Distributable earnings                       $  223,499   $ 14,482   $ 10,316     $(1,962)    $136,088
                                             ==========   ========   ========     =======     ========

                                             HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
                                                BOND       INCOME        BOND          BOND
                                             ----------   --------   ------------   ----------
Cost basis of investments for federal
   income tax purposes                        $236,258    $120,605     $137,196      $96,452
Unrealized appreciation                          2,060       3,800          869          343
Unrealized depreciation                         (4,953)       (715)        (669)        (720)
                                              --------    --------     --------      -------
Net unrealized appreciation/(depreciation)      (2,893)      3,085          200         (377)
Undistributed ordinary income                      652       1,518          500          537
Undistributed long-term gain/(loss)             (1,772)      1,461       (8,850)      (7,202)
                                              --------    --------     --------      -------
Distributable earnings                        $ (4,013)   $  6,064     $ (8,150)     $(7,042)
                                              ========    ========     ========      =======

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies, reclassifications of income from real estate investment securities, and income adjustments associated with contingent payment debt instruments.

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

          Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses that have been reclassified as of October 31, 2007 (in thousands):

                                                                  SMALL CAP              HIGH                           SHORT-
                                             LARGE CAP  MID-CAP     VALUE     EMERGING  YIELD  ENHANCED  INTERMEDIATE    TERM
                                   BALANCED    GROWTH    VALUE   OPPORTUNITY   MARKETS   BOND   INCOME       BOND        BOND
                                   --------  ---------  -------  -----------  --------  -----  --------  ------------  -------
Paid-in-capital .................   $   6       $ 1      $  (1)     $ (1)      $  (1)    $--   $(1,120)      $ --      $(1,991)
Undistributed net investment
   income .......................     480        (4)      (146)      (12)       (117)     --     1,984         27          703
Accumulated net realized gain
   (loss) .......................    (485)        5        146        13         117      --      (864)       (27)       1,287
Unrealized appreciation
   (depreciation) of investments,
   futures contracts and foreign
   currency .....................      (1)       (2)         1        --           1      --        --         --            1

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

          At October 31, 2007, capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

FUND                              2008    2009   2010   2011   2012    2013     2014    2015    TOTAL
----                             ------   ----   ----   ----   ----   ------   ------   ----   ------
Small Cap Value Opportunity ..   $   --    $--   $ --   $ --   $ --   $   --   $   --   $313   $  313
High Yield Bond ..............       --     --     --     --     --       --    1,772     --    1,772
Intermediate Bond ............    7,108     --    328     --     --      318    1,097     --    8,851
Short-Term Bond ..............    1,218     --    913    161    800    1,256    2,387    467    7,202

          The Large Cap Growth Fund, High Yield Bond Fund and Intermediate Bond Fund utilized $3,602, $1,844 and $259 respectively, of net capital loss carryovers, and the Short-Term Bond Fund had $1,991 of expired capital loss carryovers for the year ended October 31, 2007.

4. INVESTMENT TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2007 were as follows (in thousands):

                                                                  SMALL CAP               HIGH                             SHORT-
                                             LARGE CAP  MID-CAP     VALUE     EMERGING    YIELD   ENHANCED  INTERMEDIATE   TERM
                                   BALANCED    GROWTH    VALUE   OPPORTUNITY   MARKETS    BOND     INCOME       BOND       BOND
                                   --------  ---------  -------  -----------  --------  --------  --------  ------------  -------
Purchases (excluding U.S.
   government securities) .......  $454,008   $124,906  $84,740    $35,638    $186,405  $261,565   $68,993     $55,508    $37,967
Sales and maturities (excluding
   U.S. government securities) ..   308,009    114,917   41,348      8,429     155,508   337,493    78,964      47,729     32,046
Purchases of U.S. government
   securities ...................   202,180         --       --         --          --        --    32,924      40,065         --
Sales and maturities of U.S.
   government securities ........   197,372         --       --         --          --        --    43,238      36,016         --

          A summary of the Funds' direct transactions in Affiliated Funds for the year ended October 31, 2007 is set forth below (in thousands):

                                                    OCTOBER 31, 2006                             OCTOBER 31, 2007
                                     AFFILIATE    SHARES/MARKET VALUE   PURCHASES     SALES    SHARES/MARKET VALUE
                                    -----------   -------------------   ---------   --------   -------------------
Balanced.........................   Select Fund         $64,379          $497,667   $504,944         $57,102
Large Cap Growth.................   Select Fund           4,783            84,525     84,774           4,534
Mid-Cap Value....................   Select Fund          15,621           153,748    167,070           2,299
Small Cap Value Opportunity......   Select Fund              49            29,142     29,161              30
Emerging Markets.................   Select Fund           8,172           149,634    140,588          17,218
High Yield Bond..................   Select Fund          13,082           237,999    243,997           7,084
Enhanced Income..................   Select Fund          11,924            53,529     62,156           3,297
Intermediate Bond................   Select Fund           2,890            44,156     43,687           3,359
Short-Term Bond..................   Select Fund           2,054            31,621     26,076           7,599

5. SECURITIES LENDING

          Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned and initially in an amount at least equal to 102% of the fair value of domestic securities loaned or 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

          The Funds, the Agent, and the Manager retain 65%, 25%, and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. To the extent that a loan is secured by non-cash collateral, borrowers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent, and the Manager 65%, 25%, and 10%, respectively. The Fund also continues to receive income on the securities loaned and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

          Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

          At October 31, 2007, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

                                   MARKET VALUE OF     NON-CASH
FUND                             SECURITIES ON LOAN   COLLATERAL   CASH COLLATERAL
----                             ------------------   ----------   ---------------
Balanced .....................        $250,817          $17,286        $240,190
Large Cap Growth .............          23,775            3,142          20,879
Mid-Cap Value ................          19,957              856          19,485
Small Cap Value Opportunity ..           7,414               --           7,516
Emerging Markets .............          30,083              721          30,790
High Yield Bond ..............          10,105               --          10,390
Enhanced Income ..............          24,308               63          24,746
Intermediate Bond ............          27,031               --          27,711
Short-Term Bond ..............           4,419               --           4,517

          Cash collateral for each Fund, other than High Yield Bond, was invested in a joint investment account, which is comprised of an investment in the Affiliated Funds. The allocated amounts have been included as investments in each Fund's Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

          Non-cash collateral received by the Funds may not be sold or repledged; therefore, non-cash collateral is not included on a Fund's Schedule of Investments or Statement of Assets and Liabilities.

6. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

YEAR ENDED OCTOBER 31, 2007

                                          INSTITUTIONAL
                                              CLASS          PLANAHEAD CLASS      SERVICE CLASS        AMR CLASS
                                        -----------------   -----------------   ----------------   -----------------
BALANCED FUND                           SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT
                                        ------   --------   ------   --------   ------   -------   ------   --------
Shares sold .........................    2,632   $ 40,892    9,160   $133,607     637    $ 9,354    3,668   $ 55,490
Reinvestment of dividends ...........      133      2,010      596      8,472       9        120    4,292     62,357
Shares redeemed .....................     (997)   (15,809)  (3,818)   (56,412)   (115)    (1,681)  (3,474)   (52,456)
                                         -----   --------   ------   --------    ----    -------   ------   --------
Net increase in shares outstanding ..    1,768   $ 27,093    5,938   $ 85,667     531      7,793    4,486   $ 65,391
                                         =====   ========   ======   ========    ====    =======   ======   ========

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

                                        INSTITUTIONAL CLASS        AMR CLASS
                                        -------------------   ------------------
LARGE CAP GROWTH FUND                     SHARES   AMOUNT     SHARES     AMOUNT
---------------------                     ------   ------     ------   ---------
Shares sold .........................        6      $ 42       6,219   $ 44,595
Reinvestment of dividends ...........       --         1         106        737
Shares redeemed .....................       (6)      (47)     (4,970)   (36,098)
                                           ---      ----      ------   --------
Net increase (decrease) in shares
   outstanding ......................       --      $ (4)      1,355   $  9,234
                                           ===      ====      ======   ========

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS     SERVICE CLASS        AMR CLASS
                                        -------------------   ----------------    ---------------   -----------------
MID-CAP VALUE FUND                        SHARES    AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT   SHARES    AMOUNT
------------------                        ------   -------    ------   -------    ------   ------   ------   --------
Shares sold .........................       306    $ 3,462     2,186   $24,108      --       $1      5,200   $ 58,233
Reinvestment of dividends ...........        10        106        85       911      --        -        215      2,329
Shares redeemed .....................       (81)      (899)*    (854)   (9,358)*    --        -     (4,398)   (50,095)*
                                            ---    -------     -----   -------     ---       --     ------   --------
Net increase in shares outstanding ..       235    $ 2,669     1,417   $15,661      --       $1      1,017   $ 10,467
                                            ===    =======     =====   =======     ===       ==     ======   ========

*    Net of Redemption Fees

                                        INSTITUTIONAL CLASS   PLANAHEAD CLASS
                                        -------------------   ---------------
SMALL CAP VALUE OPPORTUNITY FUND          SHARES    AMOUNT    SHARES   AMOUNT
--------------------------------          ------   -------    ------   ------
Shares sold .........................      2,568   $28,729       46     $ 495
Reinvestment of dividends ...........          3        25       --         1
Shares redeemed .....................       (163)   (1,721)     (44)     (478)
                                           -----   -------      ---     -----
Net increase in shares outstanding ..      2,408   $27,033        2     $  18
                                           =====   =======      ===     =====

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS        AMR CLASS
                                        -------------------   ----------------    -----------------
EMERGING MARKETS FUND                    SHARES    AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
---------------------                    ------   --------    ------   -------    ------   --------
Shares sold .........................      158    $  2,910      276    $ 5,295     3,940   $ 79,619
Reinvestment of dividends ...........      150       2,456       56        910     1,236     20,398
Shares redeemed .....................     (689)    (13,376)*   (182)    (3,347)*  (1,740)   (32,629)*
                                          ----    --------     ----    -------    ------   --------
Net increase (decrease) in shares
   outstanding ......................     (381)   $ (8,010)     150    $ 2,858     3,436   $ 67,388
                                          ====    ========     ====    =======    ======   ========

*    Net of Redemption Fees

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS        AMR CLASS
                                        -------------------   -----------------   ----------------
HIGH YIELD BOND FUND                     SHARES     AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
--------------------                    -------   ---------   ------   --------   ------   -------
Shares sold .........................     8,987   $  92,399    2,989   $ 30,489    8,737   $87,012
Reinvestment of dividends ...........     1,310      13,435      470      4,820       94       948
Shares redeemed .....................   (21,641)   (219,761)  (8,481)   (86,687)    (687)   (6,930)
                                        -------   ---------   ------   --------    -----   -------
Net increase (decrease) in shares
   outstanding ......................   (11,344)  $(113,927)  (5,022)  $(51,378)   8,144   $81,030
                                        =======   =========   ======   ========    =====   =======

                                         PLANAHEAD CLASS
                                        -----------------
ENHANCED INCOME FUND                    SHARES    AMOUNT
--------------------                    ------   --------
Shares sold .........................    1,524   $ 15,667
Reinvestment of dividends ...........      412      4,245
Shares redeemed .....................   (4,716)   (48,649)
                                        ======   ========
Net (decrease) in shares
   outstanding ......................   (2,780)  $(28,737)
                                        ------   --------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                        -------------------   ----------------
INTERMEDIATE BOND FUND                   SHARES    AMOUNT     SHARES    AMOUNT
----------------------                   ------   --------    ------   -------
Shares sold .........................     2,676   $ 26,814        7    $    68
Reinvestment of dividends ...........       493      4,945        1         12
Shares redeemed .....................    (2,019)   (20,209)    (100)    (1,014)
                                         ------   --------     ----    -------
Net increase (decrease) in shares
   outstanding ......................     1,150   $ 11,550      (92)   $  (934)
                                         ======   ========     ====    =======

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                        -------------------   ----------------
SHORT-TERM BOND FUND                      SHARES    AMOUNT    SHARES    AMOUNT
--------------------                      ------   -------    ------   -------
Shares sold .........................      2,310   $20,272      309     $2,712
Reinvestment of dividends ...........        461     4,044       25        220
Shares redeemed .....................       (999)   (8,754)    (817)    (7,178)
                                           -----   -------     ----    -------
Net increase (decrease) in shares
   outstanding ......................      1,772   $15,562     (483)   $(4,246)
                                           =====   =======     ====    =======

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

PERIOD ENDED OCTOBER 31, 2006

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS     SERVICE CLASS        AMR CLASS
                                        -------------------   -----------------   ---------------   -----------------
BALANCED FUND                            SHARES    AMOUNT     SHARES    AMOUNT    SHARES   AMOUNT   SHARES    AMOUNT
-------------                            ------   -------     ------   --------   ------   ------   ------   --------
Shares sold .........................      557    $ 8,501      3,407   $ 48,140    110     $1,538    4,199   $ 60,561
Reinvestment of dividends ...........       68        982        474      6,468     --         --    3,986     55,408
Shares redeemed .....................     (139)    (2,075)    (2,500)   (34,990)    (5)       (72)  (3,776)   (53,969)
                                          ----    -------     ------   --------    ---     ------   ------   --------
Net increase in shares outstanding ..      486    $ 7,408      1,381   $ 19,618    105     $1,466    4,409   $ 62,000
                                          ====    =======     ======   ========    ===     ======   ======   ========

                                        INSTITUTIONAL CLASS       AMR CLASS
                                        -------------------   -----------------
LARGE CAP GROWTH FUND                     SHARES   AMOUNT     SHARES    AMOUNT
---------------------                     ------   ------     ------   --------
Shares sold .........................        3      $ 17       3,677   $ 24,227
Reinvestment of dividends ...........       --         1          57        375
Shares redeemed .....................       (4)      (25)     (2,103)   (13,807)
                                           ---      ----      ------   --------
Net increase (decrease) in shares
   outstanding ......................       (1)     $ (7)      1,631   $ 10,795
                                           ===      ====      ======   ========

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS         AMR CLASS
                                        -------------------   ----------------     -----------------
MID-CAP VALUE FUND                       SHARES    AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT
------------------                       ------   -------     ------   -------     ------   --------
Shares sold .........................      379     $3,963      2,542   $26,510      2,787   $ 29,122
Reinvestment of dividends ...........       15        142         --        --      1,008      9,614
Shares redeemed .....................      (80)      (910)*      (20)     (213)*   (1,477)   (15,316)*
                                           ---     ------      -----   -------     ------   --------
Net increase in shares outstanding ..      314     $3,195      2,522   $26,297      2,318   $ 23,420
                                           ===     ======      =====   =======     ======   ========

*    Net of Redemption Fees

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                        -------------------   ----------------
SMALL CAP VALUE OPPORTUNITY FUND         SHARES      AMOUNT    SHARES   AMOUNT
--------------------------------         ------     -------    ------   ------
Shares sold .........................      460       $4,562       8      $ 82
Reinvestment of dividends ...........       --           --      --        --
Shares redeemed .....................       (3)         (28)     (2)      (15)
                                           ---       ------     ---      ----
Net increase in shares outstanding ..      457       $4,534       6      $ 67
                                           ===       ======     ===      ====

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS        AMR CLASS
                                        -------------------   ----------------    -----------------
EMERGING MARKETS FUND                    SHARES     AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
---------------------                    ------    -------    ------   -------    ------   --------
Shares sold .........................      385     $ 6,392      304    $ 4,929     1,407   $ 22,888
Reinvestment of dividends ...........      123       1,788       30        434     1,066     15,573
Shares redeemed .....................     (176)     (2,856)*   (168)    (2,645)*  (1,016)   (16,536)*
                                          ----     -------     ----    -------    ------   --------
Net increase in shares outstanding ..      332     $ 5,324      166    $ 2,718     1,457   $ 21,925
                                          ====     =======     ====    =======    ======   ========

*    Net of Redemption Fees

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007 (UNAUDITED)

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS     SERVICE CLASS
                                        -------------------   -----------------   ---------------
HIGH YIELD BOND FUND                     SHARES     AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
--------------------                    -------   ---------   ------   --------   ------   ------
Shares sold .........................    12,050   $ 121,776    3,864   $ 39,258      4      $ 41
Reinvestment of dividends ...........     1,484      15,060      798      8,106     --         1
Shares redeemed .....................   (12,034)   (121,828)  (8,570)   (87,093)    (4)      (44)
                                        -------   ---------   ------   --------    ---      ----
Net increase (decrease) in shares
   outstanding ......................     1,500   $  15,008   (3,908)  $(39,729)    --      $ (2)
                                        =======   =========   ======   ========    ===      ====

                                         PLANAHEAD CLASS
                                        -----------------
ENHANCED INCOME FUND                    SHARES    AMOUNT
--------------------                    ------   --------
Shares sold .........................    3,012   $ 30,206
Reinvestment of dividends ...........      389      3,919
Shares redeemed .....................   (2,376)   (23,955)
                                        ------   --------
Net increase in shares outstanding ..    1,025   $ 10,170
                                        ======   ========

                                        INSTITUTIONAL CLASS   PLANAHEAD CLASS
                                        -------------------   ---------------
INTERMEDIATE BOND FUND                   SHARES    AMOUNT     SHARES   AMOUNT
----------------------                   ------   --------    ------   ------
Shares sold .........................     1,863   $ 18,474       8     $  84
Reinvestment of dividends ...........       440      4,367       4        38
Shares redeemed .....................    (1,912)   (18,979)    (25)     (250)
                                         ------   --------     ---     -----
Net increase (decrease) in shares
   outstanding ......................       391   $  3,862     (13)    $(128)
                                         ======   ========     ===     =====

                                        INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                        -------------------   -----------------
SHORT-TERM BOND FUND                     SHARES    AMOUNT       SHARES    AMOUNT
--------------------                     ------   --------      ------   -------
Shares sold .........................       724   $  6,305         825   $ 7,202
Reinvestment of dividends ...........       391      3,407          42       368
Shares redeemed .....................    (1,819)   (15,869)     (1,024)   (8,943)
                                         ------   --------      ------   -------
Net (decrease) in shares
   outstanding ......................      (704)  $ (6,157)       (157)  $(1,373)
                                         ======   ========      ======   =======

7. SUBSEQUENT EVENT

On November 1, 2007, a shareholder of the Small Cap Value Opportunity Fund - Institutional Class redeemed 1,766,785 shares totaling $17,385,164.

                      (This page intentionally left blank)

AMERICAN BEACON BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                             Institutional Class
                                                               ---------------------------------------------

                                                                           Year Ended October 31
                                                               ---------------------------------------------
                                                                 2007      2006      2005     2004     2003
                                                               -------   -------   -------   ------   ------
Net asset value, beginning of period .......................   $ 15.83   $ 15.00   $ 14.31   $12.99   $10.97
                                                               -------   -------   -------   ------   ------
Income from investment operations:
   Net investment income(A) ................................      0.50      0.39      0.36     0.29     0.31(B)
   Net gains on securities (both realized and unrealized) ..      0.90      1.54      1.11     1.36     1.84(B)
                                                               -------   -------   -------   ------   ------
Total income from investment operations ....................      1.40      1.93      1.47     1.65     2.15
                                                               -------   -------   -------   ------   ------
Less distributions:
   Dividends from net investment income ....................     (0.42)    (0.38)    (0.31)   (0.33)   (0.13)
   Distributions from net realized gains on securities .....     (0.72)    (0.72)    (0.47)      --       --
                                                               -------   -------   -------   ------   ------
Total distributions ........................................     (1.14)    (1.10)    (0.78)   (0.33)   (0.13)
                                                               -------   -------   -------   ------   ------
Net asset value, end of period .............................   $ 16.09   $ 15.83   $ 15.00   $14.31   $12.99
                                                               =======   =======   =======   ======   ======
Total return ...............................................      9.31%    13.60%    10.53%   10.53%   19.77%
                                                               =======   =======   =======   ======   ======

Ratios and supplemental data:
   Net assets, end of period (in thousands) ................   $51,399   $22,587   $14,122   $8,378   $9,041

   Ratios to average net assets (annualized):
   Expenses, net of waivers ................................      0.57%     0.59%     0.56%    0.63%    0.63%
   Expenses, before waivers ................................      0.57%     0.59%     0.56%    0.63%    0.63%
   Net investment income, net of waivers ...................      2.91%     2.81%     2.45%    2.15%    2.74%
   Net investment income (loss), before waivers ............      2.91%     2.81%     2.45%    2.15%    2.74%
   Portfolio turnover rate .................................        50%       59%       58%      62%      69%

                                                                                PlanAhead Class
                                                               ------------------------------------------------

                                                                             Year Ended October 31
                                                               ------------------------------------------------
                                                                 2007       2006       2005      2004     2003
                                                               --------   --------   -------   -------   ------
Net asset value, beginning of period .......................   $  14.91   $  14.20   $ 13.62   $ 12.40   $10.81
                                                               --------   --------   -------   -------   ------
Income from investment operations:
   Net investment income(A) ................................       0.41       0.35      0.34      0.27     0.28(B)
   Net gains on securities (both realized and unrealized) ..       0.87       1.44      1.01      1.25     1.74(B)
                                                               --------   --------   -------   -------   ------
Total income from investment operations ....................       1.28       1.79      1.35      1.52     2.02
                                                               --------   --------   -------   -------   ------
Less distributions:
   Dividends from net investment income ....................      (0.38)     (0.36)    (0.30)    (0.30)   (0.43)
   Distributions from net realized gains on securities .....      (0.72)     (0.72)    (0.47)       --       --
                                                               --------   --------   -------   -------   ------
Total distributions ........................................      (1.10)     (1.08)    (0.77)    (0.30)   (0.43)
                                                               --------   --------   -------   -------   ------
Net asset value, end of period .............................   $  15.09   $  14.91   $ 14.20   $ 13.62   $12.40
                                                               ========   ========   =======   =======   ======
Total return ...............................................       9.06%     13.31%    10.12%    12.44%   19.36%
                                                               ========   ========   =======   =======   ======

Ratios and supplemental data:
   Net assets, end of period (in thousands) ................   $202,750   $111,837   $86,875   $21,571   $3,321

   Ratios to average net assets (annualized):
   Expenses, net of waivers ................................       0.83%      0.85%     0.86%     0.93%    0.94%
   Expenses, before waivers ................................       0.83%      0.85%     0.86%     0.93%    0.94%
   Net investment income, net of waivers ...................       2.65%      2.55%     2.14%     1.84%    2.40%
   Net investment income (loss), before waivers ............       2.65%      2.55%     2.14%     1.84%    2.40%
   Portfolio turnover rate .................................         50%        59%       58%       62%      69%

                                                                      Service Class
                                                               ---------------------------
                                                                  Year Ended     May 31 to
                                                                  October 31      October
                                                               ---------------      31,
                                                                2007     2006       2005
                                                               ------   ------   ---------
Net asset value, beginning of period .......................   $14.83   $14.16   $   13.96
                                                               ------   ------   ---------
Income from investment operations:
   Net investment income(A) ................................     0.41     0.38        0.09
   Net gains on securities (both realized and unrealized) ..     0.83     1.35        0.11
                                                               ------   ------   ---------
Total income from investment operations ....................     1.24     1.73        0.20
                                                               ------   ------   ---------
Less distributions:
   Dividends from net investment income ....................    (0.40)   (0.34)         --
   Distributions from net realized gains on securities .....    (0.72)   (0.72)         --
                                                               ------   ------   ---------
Total distributions ........................................    (1.12)   (1.06)         --
                                                               ------   ------   ---------
Net asset value, end of period .............................   $14.95   $14.83   $   14.16
                                                               ======   ======   =========
Total return ...............................................     8.76%   13.01%       1.43%(C)
                                                               ======   ======   =========

Ratios and supplemental data:
   Net assets, end of period (in thousands) ................   $9,504   $1,562   $       1

   Ratios to average net assets (annualized):
   Expenses, net of waivers ................................     1.07%    1.22%       1.09%(D)
   Expenses, before waivers ................................     1.07%    1.22%     360.24%(D)
   Net investment income, net of waivers ...................     2.34%    2.18%       1.52%(D)
   Net investment income (loss), before waivers ............     2.34%    2.17%   (357.63)%(D)
   Portfolio turnover rate .................................       50%      59%         58%(E)

                                                                                     AMR Class
                                                               ----------------------------------------------------

                                                                               Year Ended October 31
                                                               ----------------------------------------------------
                                                                 2007       2006       2005       2004       2003
                                                               --------   --------   --------   --------   --------
Net asset value, beginning of period .......................   $  15.27   $  14.49   $  13.87   $  12.60   $  10.98
                                                               --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(A) ................................       0.50       0.45       0.39       0.32       0.34
   Net gains on securities (both realized and unrealized) ..       0.89       1.46       1.05       1.31       1.78
                                                               --------   --------   --------   --------   --------
Total income from investment operations ....................       1.39       1.91       1.44       1.63       2.12
                                                               --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income ....................      (0.45)     (0.41)     (0.35)     (0.36)     (0.50)
   Distributions from net realized gains on securities .....      (0.72)     (0.72)     (0.47)        --         --
                                                               --------   --------   --------   --------   --------
Total distributions ........................................      (1.17)     (1.13)     (0.82)     (0.36)     (0.50)
                                                               --------   --------   --------   --------   --------
Net asset value, end of period .............................   $  15.49   $  15.27   $  14.49   $  13.87   $  12.60
                                                               ========   ========   ========   ========   ========
Total return ...............................................       9.59%     13.98%     10.63%     13.13%     20.06%
                                                               ========   ========   ========   ========   ========

Ratios and supplemental data:
   Net assets, end of period (in thousands) ................   $898,584   $817,333   $712,073   $636,420   $557,612

   Ratios to average net assets (annualized):
   Expenses, net of waivers ................................       0.31%      0.33%      0.33%      0.37%      0.38%
   Expenses, before waivers ................................       0.31%      0.33%      0.33%      0.37%      0.38%
   Net investment income, net of waivers ...................       3.21%      3.08%      2.70%      2.40%      2.98%
   Net investment income (loss), before waivers ............       3.21%      3.08%      2.70%      2.40%      2.98%
   Portfolio turnover rate .................................         50%        59%        58%        62%        69%

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine n et investment income per share through October 31, 2005.

(B) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealiz ed) has been restated from 0.30 and 1.85, respectively for Institutional Class and 0.36 and 1.66, respectively for PlanAhead Class.

(C)  Not annualized.

(D)  Annualized.

(E) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

AMERICAN BEACON LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                             Institutional Class
                                                               ----------------------------------------------
                                                                            Year Ended October 31
                                                               ----------------------------------------------
                                                                2007    2006(A)    2005       2004      2003
                                                               ------   -------   ------    -------    ------
Net asset value, beginning of period .......................   $ 6.89   $ 6.18    $ 5.82    $  5.47    $ 4.53
                                                               ------   ------    ------    -------    ------

Income from investment operations:
   Net investment income ...................................     0.04     0.04      0.04       0.02      0.02
   Net gains on securities (both realized and unrealized) ..     0.77     0.70      0.37       0.35      0.94
                                                               ------   ------    ------    -------    ------
Total income from investment operations ....................     0.81     0.74      0.41       0.37      0.96
                                                               ------   ------    ------    -------    ------
Less distributions:
   Dividends from net investment income ....................    (0.03)   (0.03)    (0.05)     (0.02)    (0.02)
   Distributions from net realized gains on securities .....       --       --        --         --        --
                                                               ------   ------    ------    -------    ------
Total distributions ........................................    (0.03)   (0.03)    (0.05)     (0.02)    (0.02)
                                                               ------   ------    ------    -------    ------
Net asset value, end of period .............................   $ 7.67   $ 6.89    $ 6.18    $  5.82    $ 5.47
                                                               ======   ======    ======    =======    ======
Total return ...............................................    11.84%   12.04%     7.06%      6.71%    21.15%
                                                               ======   ======    ======    =======    ======

Ratios and supplemental data:
   Net assets, end of period (in thousands) ................   $  119   $  110    $  105    $     1    $    1
   Ratios to average net assets (annualized):
   Expenses, net of waivers ................................     0.90%    0.90%     0.89%      0.84%     0.87%
   Expenses, before waivers ................................     1.06%    0.99%     4.64%     13.22%     0.87%
   Net investment income (loss), net of waivers ............     0.58%    0.56%    (0.18)%     0.18%     0.18%
   Net investment income (loss), before waivers ............     0.42%    0.48%    (3.93)%   (12.20)%    0.18%
   Portfolio turnover rate .................................      128%     181%      164%       131%      138%

                                                                                   AMR Class
                                                               ------------------------------------------------
                                                                             Year Ended October 31
                                                               ------------------------------------------------
                                                                 2007     2006(A)     2005      2004      2003
                                                               --------   -------   -------   -------   -------
Net asset value, beginning of period .......................   $   6.95   $  6.21   $  5.84   $  5.48   $  4.54
                                                               --------   -------   -------   -------   -------

Income from investment operations:
   Net investment income ...................................       0.06      0.05      0.06      0.02      0.02
   Net gains on securities (both realized and unrealized) ..       0.77      0.73      0.36      0.36      0.93
                                                               --------   -------   -------   -------   -------
Total income from investment operations ....................       0.83      0.78      0.42      0.38      0.95
                                                               --------   -------   -------   -------   -------
Less distributions:
   Dividends from net investment income ....................      (0.06)    (0.04)    (0.05)    (0.02)    (0.01)
   Distributions from net realized gains on securities .....         --        --        --        --        --
                                                               --------   -------   -------   -------   -------
Total distributions ........................................      (0.06)    (0.04)    (0.05)    (0.02)    (0.01)
                                                               --------   -------   -------   -------   -------
Net asset value, end of period .............................   $   7.72   $  6.95   $  6.21   $  5.84   $  5.48
                                                               ========   =======   =======   =======   =======
Total return ...............................................      12.07%    12.52%     7.22%     6.88%    21.09%
                                                               ========   =======   =======   =======   =======

Ratios and supplemental data:
   Net assets, end of period (in thousands) ................   $101,698   $82,042   $63,183   $55,121   $48,926
   Ratios to average net assets (annualized):
   Expenses, net of waivers ................................       0.60%     0.59%     0.64%     0.71%     0.68%
   Expenses, before waivers ................................       0.60%     0.59%     0.64%     0.71%     0.68%
   Net investment income (loss), net of waivers ............       0.85%     0.88%     0.98%     0.34%     0.40%
   Net investment income (loss), before waivers ............       0.85%     0.88%     0.98%     0.34%     0.40%
   Portfolio turnover rate .................................        128%      181%      164%      131%      138%

(A) On September 12, 2006, The Renaissance Group, LLC assumed management of the Large Cap Growth Fund's assets previously managed by J.P. Morgan Investment Management, Inc.

AMERICAN BEACON MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                     Institutional Class          PlanAhead Class
                                                  ------------------------   ------------------------
                                                  Year Ended   November 30   Year Ended   February 28
                                                    October     to October     October     to October
                                                   31, 2007      31, 2006     31, 2007      31, 2006
                                                  ----------   -----------   ----------   -----------
Net asset value, beginning of period ..........     $10.81      $12.09        $ 10.80     $  9.80
                                                    ------      ------        -------     -------
Income from investment operations:
   Net investment income ......................       0.12        0.21           0.10        0.01
   Net gains (losses) on securities (both
      realized and unrealized) ................       0.41        1.25           0.40        0.99
                                                    ------      ------        -------     -------
Total income (loss) from investment
   operations .................................       0.53        1.46           0.50        1.00
                                                    ------      ------        -------     -------
Less distributions:
   Dividends from net investment income .......      (0.07)      (0.16)         (0.08)         --
   Distributions from net realized gains on
      securities ..............................      (0.26)      (2.58)         (0.26)         --
                                                    ------      ------        -------     -------
Total distributions ...........................      (0.33)      (2.74)         (0.34)         --
                                                    ------      ------        -------     -------
Redemption fees added to beneficial
   interests ..................................         --          --             --          --
Net asset value, end of period ................     $11.01      $10.81        $ 10.96     $ 10.80
                                                    ======      ======        =======     =======
Total return ..................................       4.87%      15.30%(C)       4.68%      10.20%(C)
                                                    ======      ======        =======     =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ...     $6,047      $3,396        $43,158     $27,240
   Ratios to average net assets (annualized):
   Expenses, net of waivers ...................       0.92%       1.19%(D)       1.23%       1.49%(D)
   Expenses, before waivers ...................       1.09%       1.19%(D)       1.26%       1.61%(D)
   Net investment income, net of waivers ......       1.22%       1.11%(D)       0.93%       0.57%(D)
   Net investment income, before waivers ......       1.05%       1.11%(D)       0.90%       0.44%(D)
   Portfolio turnover rate ....................         35%         42%(E)         35%         42%(E)

(A) On November 30, 2005, the Mid-Cap Value Fund's Institutional Class of shares was renamed the AMR Class and the Fund began offering a new class of shares known as the Institutional Class.

(B)  Based on average shares outstanding.

(C)  Not annualized.

(D)  Annualized.

(E) Portfolio turnover rate is for the period from November 1, 2005 through October 31, 2006.

(F) Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.

                                                             AMR Class (formerly Institutional Class
                                                 Service          prior to December 1, 2005)(A)
                                                  Class     ----------------------------------------
                                                 June 29       Year Ended October 31      June 30 to
                                               to October   ---------------------------     October
                                                31, 2007      2007      2006      2005     31, 2004
                                               ----------   -------   -------   -------   ----------
Net asset value, beginning of period .......   $11.73       $ 10.87   $ 11.72   $ 10.27   $ 10.00
                                               ------       -------   -------   -------   -------
Income from investment operations:
   Net investment income ...................     0.01          0.18      0.12      0.13      0.02(B)
   Net gains (losses) on securities (both
      realized and unrealized) .............     0.80          0.36      1.75      1.37      0.25
                                               ------       -------   -------   -------   -------
Total income (loss) from investment
   operations ..............................     0.79          0.54      1.87      1.50      0.27
                                               ------       -------   -------   -------   -------
Less distributions:
   Dividends from net investment income ....       --         (0.08)    (0.14)    (0.05)       --
   Distributions from net realized
      gains on securities ..................       --         (0.26)    (2.58)       --        --
                                               ------       -------   -------   -------   -------
Total distributions ........................       --         (0.34)    (2.72)    (0.05)       --
                                               ------       -------   -------   -------   -------
Redemption fees added to beneficial
   interests ...............................       --            --        --        --        --
Net asset value, end of period .............   $10.94       $ 11.07   $ 10.87   $ 11.72   $ 10.27
                                               ======       =======   =======   =======   =======
Total return ...............................     6.65%(C)      5.19%    19.16%    14.63%     2.70%(C)
                                               ======       =======   =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) .......................   $    1       $78,794   $66,290   $44,342   $25,546
   Ratios to average net assets
      (annualized):
   Expenses, net of waivers ................     1.50%(D)      0.75%     0.97%     1.01%     1.14%(D)
   Expenses, before waivers ................     1.80%(D)      0.75%     0.92%     1.02%     1.34%(D)
   Net investment income, net of waivers ...     0.32%(D)      1.41%     1.38%     0.92%     0.73%(D)
   Net investment income, before waivers ...     0.02%(D)      1.40%     1.42%     0.91%     0.53%(D)
   Portfolio turnover rate .................       35%(F)        35%       42%      298%        6%(C)

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                  Institutional Class         PlanAhead Class
                                               ------------------------   ------------------------
                                               Year Ended   March 31 to   Year Ended     March 31
                                                 October      October       October     to October
                                                31, 2007      31, 2006     31, 2007      31, 2006
                                               ----------   -----------   ----------    ----------
Net asset value, beginning of period ......    $ 10.26       $10.00        $10.26       $ 10.00
                                               -------       ------        ------       - -----
Income from investment operations:
   Net investment income ..................       0.11(A)      0.01          0.14(A)       0.01
   Net gains (losses) on securities .......
      (both realized and unrealized) ......         --(A)      0.25         (0.05)(A)      0.25
                                               -------       ------        ------       -------
Total income from investment operations ...       0.11         0.26          0.09          0.26
                                               -------       ------        ------       -------
Less distributions:
   Dividends from net investment income ...      (0.03)          --         (0.06)           --
   Distributions from net realized gains
      on securities .......................      (0.01)          --         (0.01)           --
                                               -------       ------        ------       -------
Total distributions .......................      (0.04)          --         (0.07)           --
                                               -------       ------        ------       -------
Net asset value, end of period ............    $ 10.33       $10.26        $10.28       $ 10.26
                                               =======       ======        ======       =======
Total return ..............................       1.08%        2.60%(B)      0.96%         2.60%(B)
                                               =======       ======        ======       =======
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ......................    $29,596       $4,693        $   91       $    70
   Ratios to average net assets
      (annualized):
   Expenses, net of waivers ...............       1.05%        1.03%         1.30%         1.28%
   Expenses, before waivers ...............       1.27%        6.12%         1.70%        20.05%
   Net investment income, net
      of waivers ..........................       0.96%        0.30%         0.97%         0.21%
   Net investment income (loss),
      before waivers ......................       0.73%       (4.80)%        0.57%       (18.56)%
   Portfolio turnover rate ................         58%          32%(B)        58%           32%(B)

(A)  Based upon average shares outstanding.

(B)  Not annualized.

                      (This page intentionally left blank)

AMERICAN BEACON EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                            Institutional Class
                                                            --------------------------------------------------
                                                                           Year Ended October 31
                                                            --------------------------------------------------
                                                              2007        2006     2005       2004       2003
                                                            -------     -------   ------     ------     ------
Net asset value, beginning of period ....................   $ 17.42     $ 15.10   $12.64     $10.62     $ 7.20
                                                            -------     -------   ------     ------     ------
Income from investment operations:
   Net investment income ................................      0.26        0.11     0.15       0.07       0.04
   Net gains on securities (both realized and
      unrealized) .......................................      9.11        4.63     3.45       2.01       3.43
                                                            -------     -------   ------     ------     ------
Total income from investment operations .................      9.37        4.74     3.60       2.08       3.47
                                                            -------     -------   ------     ------     ------
Less distributions:
   Dividends from net investment income .................     (0.10)      (0.21)   (0.06)     (0.06)     (0.05)
   Distributions from net realized gains on Securities ..     (2.49)      (2.21)   (1.08)        --         --
                                                            -------     -------   ------     ------     ------
Total distributions .....................................     (2.59)      (2.42)   (1.14)     (0.06)     (0.05)
                                                            -------     -------   ------     ------     ------
Redemption fees added to beneficial Interests ...........        --(A)       --       --(A)      --(A)      --
Net asset value, end of period ..........................   $ 24.20     $ 17.42   $15.10     $12.64     $10.62
                                                            =======     =======   ======     ======     ======
Total return ............................................     60.83%      34.49%   30.11%     19.65%     48.45%
                                                            =======     =======   ======     ======     ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $13,773     $16,552   $9,348     $7,282     $3,557
   Ratios to average net assets (annualized):
   Expenses, net of waivers .............................      1.60%       1.56%    1.52%      1.85%      1.76%
   Expenses, before waivers .............................      1.60%       1.56%    1.52%      1.85%      1.76%
   Net investment income, net of waivers ................      0.93%       0.80%    1.22%      0.74%      0.62%
   Net investment income, before waivers ................      0.93%       0.80%    1.22%      0.74%      0.62%
   Portfolio turnover rate ..............................        81%         67%      63%        76%        80%

                                                                             PlanAhead Class
                                                            -------------------------------------------------
                                                                          Year Ended October 31
                                                            -------------------------------------------------
                                                              2007       2006     2005       2004       2003
                                                            -------     ------   ------     ------     ------
Net asset value, beginning of period ....................   $ 17.22     $14.98   $12.53     $10.55     $ 7.19
                                                            -------     ------   ------     ------     ------
Income from investment operations:
   Net investment income ................................      0.11       0.09     0.15       0.04       0.09
   Net gains on securities (both realized and
      unrealized) .......................................      9.11       4.55     3.41       1.99       3.34
                                                            -------     ------   ------     ------     ------
Total income from investment operations .................      9.22       4.64     3.56       2.03       3.43
                                                            -------     ------   ------     ------     ------
Less distributions:
   Dividends from net investment income .................     (0.04)     (0.19)   (0.03)     (0.05)     (0.07)
   Distributions from net realized gains on Securities ..     (2.49)     (2.21)   (1.08)        --         --
                                                            -------     ------   ------     ------     ------
Total distributions .....................................     (2.53)     (2.40)   (1.11)     (0.05)     (0.07)
                                                            -------     ------   ------     ------     ------
Redemption fees added to beneficial Interests ...........        --(A)      --       --(A)      --(A)      --(A)
Net asset value, end of period ..........................   $ 23.91     $17.22   $14.98     $12.53     $10.55
                                                            =======     ======   ======     ======     ======
Total return ............................................     60.17%     34.16%   29.95%     19.33%     48.07%
                                                            =======     ======   ======     ======     ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $11,694     $5,841   $2,592     $1,214     $  492
   Ratios to average net assets (annualized):
   Expenses, net of waivers .............................      1.96%      2.04%    1.75%      2.14%      2.08%
   Expenses, before waivers .............................      1.96%      1.91%    2.01%      2.20%      2.08%
   Net investment income, net of waivers ................      0.65%      0.49%    1.16%      0.37%      0.57%
   Net investment income, before waivers ................      0.65%      0.62%    0.90%      0.31%      0.57%
   Portfolio turnover rate ..............................        81%        67%      63%        76%        80%

                                                                                 AMR Class
                                                            ---------------------------------------------------
                                                                           Year Ended October 31
                                                            ---------------------------------------------------
                                                              2007         2006       2005      2004      2003
                                                            --------     --------   -------   -------   -------
Net asset value, beginning of period ....................   $  17.52     $  15.17   $ 12.68   $ 10.66   $  7.22
                                                            --------     --------   -------   -------   -------
Income from investment operations:
   Net investment income ................................       0.19         0.15      0.24      0.10      0.07
   Net gains on securities (both realized and
      unrealized) .......................................       9.30         4.65      3.42      2.00      3.44
                                                            --------     --------   -------   -------   -------
Total income from investment operations .................       9.49         4.80      3.66      2.10      3.51
                                                            --------     --------   -------   -------   -------
Less distributions:
   Dividends from net investment income .................      (0.15)       (0.24)    (0.09)    (0.08)    (0.07)
   Distributions from net realized gains on Securities ..      (2.49)       (2.21)    (1.08)       --        --
                                                            --------     --------   -------   -------   -------
Total distributions .....................................      (2.64)       (2.45)    (1.17)    (0.08)    (0.07)
                                                            --------     --------   -------   -------   -------
Redemption fees added to beneficial Interests ...........         --(A)        --        --        --        --
Net asset value, end of period ..........................   $  24.37     $  17.52   $ 15.17   $ 12.68   $ 10.66
                                                            ========     ========   =======   =======   =======
Total return ............................................      61.19%       34.87%    30.43%    20.00%    48.84%
                                                            ========     ========   =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $271,726     $135,146   $94,864   $74,199   $51,498
   Ratios to average net assets (annualized):
   Expenses, net of waivers .............................       1.37%        1.30%     1.25%     1.59%     1.50%
   Expenses, before waivers .............................       1.37%        1.30%     1.25%     1.59%     1.50%
   Net investment income, net of waivers ................       1.25%        1.01%     1.60%     1.01%     0.92%
   Net investment income, before waivers ................       1.25%        1.01%     1.60%     1.01%     0.92%
   Portfolio turnover rate ..............................         81%          67%       63%       76%       80%

(A)  Amounts represent less than $0.01 per share.

AMERICAN BEACON HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                             Institutional Class
                                                            ----------------------------------------------------
                                                                            Year Ended October 31
                                                            ----------------------------------------------------
                                                              2007      2006(A)     2005       2004       2003
                                                            --------   --------   --------   --------   --------
Net asset value, beginning of period ....................   $  10.20   $  10.22   $  10.86   $  10.73   $   9.63
                                                            --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income ................................       0.77       0.88       0.76       0.78       0.78
   Net gains (losses) on securities (both realized and
      unrealized) .......................................      (0.09)      0.09      (0.84)      0.27       1.10
                                                            --------   --------   --------   --------   --------
Total income (loss) from investment operations ..........       0.68       0.97      (0.08)      1.05       1.88
                                                            --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income .................      (0.77)     (0.88)     (0.76)     (0.78)     (0.78)
   Distributions from net realized gains on securities ..         --      (0.11)      0.20      (0.14)        --
                                                            --------   --------   --------   --------   --------
Total distributions .....................................      (0.77)     (0.99)     (0.56)     (0.92)     (0.78)
                                                            --------   --------   --------   --------   --------
Net asset value, end of period ..........................   $  10.11   $  10.20   $  10.22   $  10.86   $  10.73
                                                            ========   ========   ========   ========   ========
Total return ............................................       6.85%      8.78%      3.03%     10.19%     20.11%
                                                            ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $114,911   $231,693   $216,744   $241,777   $161,380
   Ratios to average net assets (annualized):
   Expenses, net of waivers .............................       0.85%      0.85%      0.84%      0.88%      0.90%
   Expenses, before waivers .............................       0.86%      0.85%      0.84%      0.92%      1.00%
   Net investment income, net of waivers ................       7.55%      7.55%      7.24%      7.27%      7.51%
   Net investment income, before waivers ................       7.54%      7.55%      7.24%      7.23%      7.41%
   Portfolio turnover rate ..............................         92%        88%       128%       138%       114%

                                                                                                                    AMR Class
                                                                              PlanAhead Class                       ---------
                                                            --------------------------------------------------      September
                                                                           Year Ended October 31                       4 to
                                                            --------------------------------------------------       October
                                                              2007    2006(A)     2005       2004       2003         31, 2007
                                                            -------   -------   --------   --------   --------      ---------
Net asset value, beginning of period ....................   $ 10.21   $ 10.22   $  10.87   $  10.73   $   9.63      $  9.94
                                                            -------   -------   --------   --------   --------      -------
Income from investment operations:
   Net investment income ................................      0.75      0.85       0.74       0.74       0.75         0.12
   Net gains (losses) on securities (both realized and
      unrealized) .......................................     (0.10)     0.10      (0.85)      0.28       1.10         0.17
                                                            -------   -------   --------   --------   --------      -------
Total income (loss) from investment operations ..........      0.65      0.95      (0.11)      1.02       1.85         0.29
                                                            -------   -------   --------   --------   --------      -------
Less distributions:
   Dividends from net investment income .................     (0.75)    (0.85)     (0.74)     (0.74)     (0.75)       (0.12)
   Distributions from net realized gains on securities ..        --     (0.11)      0.20      (0.14)        --           --
                                                            -------   -------   --------   --------   --------      -------
Total distributions .....................................     (0.75)    (0.96)     (0.54)     (0.88)     (0.75)       (0.12)
                                                            -------   -------   --------   --------   --------      -------
Net asset value, end of period ..........................   $ 10.11   $ 10.21   $  10.22   $  10.87   $  10.73      $ 10.11
                                                            =======   =======   ========   ========   ========      =======
Total return ............................................      6.52%     8.63%      2.69%      9.94%     19.57%(B)     2.94%(B)
                                                            =======   =======   ========   ========   ========      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $28,758   $80,284   $120,360   $148,266   $125,654      $82,322
   Ratios to average net assets (annualized):
   Expenses, net of waivers .............................      1.08%     1.08%      1.08%      1.20%      1.24%        0.61%(C)
   Expenses, before waivers .............................      1.08%     1.08%      1.08%      1.20%      1.24%        0.61%(C)
   Net investment income, net of waivers ................      7.32%     7.33%      7.00%      6.95%      7.11%        7.54%(C)
   Net investment income, before waivers ................      7.32%     7.33%      7.00%      6.95%      7.11%        7.54%(C)
   Portfolio turnover rate ..............................        92%       88%       128%       138%       114%          92%(D)

(A) Franklin Advisers, Inc. was added as an investment advisor to the High Yield Bond Fund on September 12, 2006.

(B)  Not annualized.

(C)  Annualized.

(D) Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.

AMERICAN BEACON ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                               PlanAhead Class
                                                             ---------------------------------------------------
                                                                                                          June
                                                                       Year Ended October 31              30 to
                                                             ----------------------------------------    October
                                                               2007      2006       2005       2004     31, 2003
                                                             -------   --------   --------   --------   --------
Net asset value, beginning of period .....................   $ 10.25   $   9.98   $  10.16   $   9.96   $  10.00
                                                             -------   --------   --------   --------   --------
Income from investment operations:
   Net investment income .................................      0.36       0.33       0.29       0.26       0.07(A)
   Net gains (losses) on securities (both realized
      and unrealized) ....................................      0.32       0.29      (0.16)      0.20      (0.04)
                                                             -------   --------   --------   --------   --------
Total income from investment operations ..................      0.68       0.62       0.13       0.46       0.03
                                                             -------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income ..................     (0.42)     (0.35)     (0.31)     (0.26)     (0.07)
   Distributions from net realized gains on securities ...     (0.01)        --         --         --         --
                                                             -------   --------   --------   --------   --------
Total distributions ......................................     (0.43)     (0.35)     (0.31)     (0.26)     (0.07)
                                                             -------   --------   --------   --------   --------
Net asset value, end of period ...........................   $ 10.50   $  10.25   $   9.98   $  10.16   $   9.96
                                                             =======   ========   ========   ========   ========
Total return .............................................      6.75%      6.36%      1.32%      4.70%      0.32%(B)
                                                             =======   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..............   $99,789   $125,915   $112,341   $103,897   $101,072
   Ratios to average net assets (annualized):
   Expenses ..............................................      0.94%      0.93%      0.92%      1.00%      0.93%
   Net investment income .................................      3.69%      3.21%      2.79%      2.54%      2.20%
   Portfolio turnover rate ...............................       103%        65%        41%        72%        57%(B)

(A)  Based on average shares outstanding.

(B)  Not annualized.

AMERICAN BEACON INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                               Institutional Class
                                                       (formerly AMR Class prior to 3/1/05)
                                                -------------------------------------------------
                                                              Year Ended October 31
                                                -------------------------------------------------
                                                  2007       2006    2005(A)     2004      2003
                                                --------   -------   -------   -------   --------
Net asset value, beginning of period ........   $  10.02   $ 10.01   $ 10.33   $ 10.24   $  10.22
                                                --------   -------   -------   -------   --------
Income from investment operations:
   Net investment income ....................       0.50      0.46      0.42      0.40       0.45
   Net gains (losses) on securities (both
      realized and unrealized) ..............       0.07      0.02     (0.29)     0.14       0.02
                                                --------   -------   -------   -------   --------
Total income from investment operations .....       0.57      0.48      0.13      0.54       0.47
                                                --------   -------   -------   -------   --------
Less distributions:
   Dividends from net investment income .....      (0.49)    (0.47)    (0.45)    (0.45)     (0.45)
   Distributions from net realized gains
      on securities .........................         --        --        --        --         --
                                                --------   -------   -------   -------   --------
Total distributions .........................      (0.49)    (0.47)    (0.45)    (0.45)     (0.45)
                                                --------   -------   -------   -------   --------
Net asset value, end of period ..............   $  10.10   $ 10.02   $ 10.01   $ 10.33   $  10.24
                                                ========   =======   =======   =======   ========
Total return ................................       5.83%     4.96%     1.26%     5.38%      4.62%
                                                ========   =======   =======   =======   ========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ........................   $109,674   $97,319   $93,270   $96,242   $131,927
   Ratios to average net assets
      (annualized):
   Expenses, net of waivers .................       0.34%     0.35%     0.31%     0.34%      0.32%
   Expenses, before waivers .................       0.34%     0.35%     0.31%     0.34%      0.32%
   Net investment income, net of waivers ....       4.86%     4.64%     4.12%     3.97%      4.32%
   Net investment income, before waivers ....       4.86%     4.64%     4.12%     3.97%      4.32%
   Portfolio turnover rate ..................         85%      122%      119%      106%       187%

(A) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

AMERICAN BEACON SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                          Institutional Class                              PlanAhead Class
                                --------------------------------------   ---------------------------------------------------
                                        Year Ended October 31,                          Year Ended October 31,
                                --------------------------------------   ---------------------------------------------------
                                  2007       2006     2005(A)    2004      2003    2007      2006      2005    2004    2003
                                -------    -------    -------  -------   -------  ------    ------    ------  ------  ------
Net asset value, beginning of
   period ....................  $  8.74    $  8.75    $  9.07  $  9.31   $  9.44  $ 8.76    $ 8.77    $ 9.09  $ 9.33  $ 9.45
                                -------    -------    -------  -------   -------  ------    ------    ------  ------  ------
Income from investment
   operations:
   Net investment income
      (loss) .................     0.39(B)    0.32(B)    0.29     0.27      0.42    0.35(B)   0.27(B)   0.28    0.25    0.39
   Net gains (losses) on
      securities (both
      realized and
      unrealized) ............     0.09       0.07      (0.20)   (0.05)    (0.07)   0.09      0.07     (0.24)  (0.07)  (0.08)
                                -------    -------    -------  -------   -------  ------    ------    ------  ------  ------
Total income from investment
   operations .....                0.48       0.39       0.09     0.22      0.35    0.44      0.34      0.04    0.18    0.31
                                -------    -------    -------  -------   -------  ------    ------    ------  ------  ------
Less distributions:
   Dividends from net
      investment income .....     (0.43)     (0.40)     (0.41)   (0.46)    (0.48)  (0.39)    (0.35)    (0.36)  (0.42)  (0.43)
   Distributions from net
      realized gains on
      securities .............       --         --         --       --        --      --        --        --      --      --
                                -------    -------    -------  -------   -------  ------    ------    ------  ------  ------
Total distributions ...........   (0.43)     (0.40)     (0.41)   (0.46)    (0.48)  (0.39)    (0.35)    (0.36)  (0.42)  (0.43)
                                -------    -------    -------  -------   -------  ------    ------    ------  ------  ------
Net asset value, end
   of period .................  $  8.79    $  8.74    $  8.75  $  9.07   $  9.31  $ 8.81    $ 8.76    $ 8.77  $ 9.09  $ 9.33
                                =======    =======    =======  =======   =======  ======    ======    ======  ======  ======
Total return .................     5.61%      4.56%      1.00%    2.39%     3.82%   5.08%     4.01%     0.46%   1.84%   3.38%
                                =======    =======    =======  =======   =======  ======    ======    ======  ======  ======
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) .........  $89,427    $73,417    $79,683  $80,504   $91,911  $2,976    $7,189    $8,582  $7,781  $5,783
   Ratios to average net
      assets (annualized):
   Expenses, net of waivers ..     0.37%      0.35%      0.33%    0.33%     0.33%   0.87%     0.88%     0.87%   0.87%   0.86%
   Expenses, before waivers ..     0.37%      0.35%      0.33%    0.33%     0.33%   0.98%     0.90%     0.94%   0.87%   0.86%
   Net investment income,
      net of waivers .........     4.48%      3.64%      3.15%    3.00%     4.54%   3.91%     3.10%     2.59%   2.44%   4.00%
   Net investment income,
      before waivers .........     4.48%      3.64%      3.15%    3.00%     4.54%   3.81%     3.08%     2.52%   2.44%   4.00%
   Portfolio turnover rate ...       40%        48%        38%      41%       81%     40%       48%       38%     41%     81%

(A) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(B) For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

          -    information we receive from you on applications or other forms;

          - information about your transactions with us or our service providers; and

          -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

AMERICAN BEACON FUNDS
FEDERAL TAX INFORMATION
(UNAUDITED)

          For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended October 31, 2007, which is designated as qualifying for the dividends-received deduction, is as follows:

Balanced Fund                      26.32%
Large Cap Growth Fund              68.15%
Mid-Cap Value Fund                  9.51%
Small Cap Value Opportunity Fund   17.15%
Emerging Markets Fund               0.10%
Enhanced Income Fund                2.86%


          For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2007, which is designated as qualified dividends income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

Balanced Fund                       30.25%
Large Cap Growth Fund              100.00%
Mid-Cap Value Fund                  12.96%
Small Cap Value Opportunity Fund    33.65%
Emerging Markets Fund               33.33%
Enhanced Income Fund                 4.23%

Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

          Pursuant to Section 852 of the Internal Revenue Code, the Funds designated the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2007.

Balanced Fund           $40,578,148
Mid-Cap Value Fund          716,015
Emerging Markets Fund    19,682,948
Enhanced Income Fund         74,500

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

          At its May 25, 2007 meeting, the Board of Trustees ("Board" or "Trustees") considered the renewal of the existing Management Agreement between the Manager and the American Beacon Funds (the "Funds") and each Investment Advisory Agreement between the Manager and a subadvisor. In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

          In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 4, 2007 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

          The Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements as well as its SEC Form ADV registration statement;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

     - a description of any payments by the firm to support the Funds' marketing efforts;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Funds;

     - a description of the scope of portfolio management services provided to the Funds and the firm's other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Funds due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements and a certification regarding the reasonable design of the compliance program;

     -    a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

          In addition to the foregoing, the Manager provided the following information specific to the renewal of each Management Agreement:

     - a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of any revenue sharing activities with respect to the Funds;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

          The Board also obtained an analysis provided by Lipper that compared:
(i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund, the class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

          The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

          Provided below is an overview of the primary factors the Board considered at its May 25, 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

          In determining whether to approve the continuance of each Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. In addition, while the Management and Investment Advisory Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

investment advisor; (3) the Manager's or subadvisor's cost for providing the services and the profitability of the advisory business to the Manager or subadvisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

          Nature, Extent and Quality of Services. With respect to the renewal of each Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services, including the addition of a separate new information technology (IT) department at the Manager; the high rankings received by the Funds in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios.

          With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel.

          Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement.

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. With respect to Lipper data, the Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's performance appears below under "Additional Considerations and Conclusions with Respect to Each Fund."

          Cost of Services and Profits Realized. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager and those subadvisors that provided such data. The profitability levels were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreements for the American Beacon Funds, American Beacon Mileage Funds, and American Beacon Select Funds stipulate that to the extent that a Fund invests all of its investable assets in another registered investment company, the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

          The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and Classes that were in place during the last fiscal year. The Board further considered that each sub-advised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds. The Board also noted that the non-Institutional Classes of the Funds maintain higher expense ratios in order to compensate third party distributors but the net fee to the Manager is the same for all Classes.

          In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to a Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors.

          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates. The Board also noted, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account other assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. This fee arrangement also benefits AMR Corporation and its pension plans. The Board also noted that the Funds have experienced substantial recent asset growth.

          The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

          Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules provide for a reasonable sharing of benefits from any economies of scale with each Fund.

          Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the money market portfolios permit institutional investors access to such investments at a more favorable cost and that the Manager's relationship with the Funds and, in particular the money market portfolios, continues to be a significant factor in attracting separate account assets for the Manager. In addition, the Board noted that the Manager provides services to the Trust at a relatively low cost and the benefit plans of AMR Corporation have invested a substantial number of assets in the Funds, which helps reduce costs. The Board also considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds.

          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO EACH FUND

          Except for the Short-Term Bond Fund, the performance comparisons below were made versus each Fund's Lipper peer universe median. References to the Lipper expense group below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. All performance comparisons are for periods ended March 31, 2007, unless otherwise noted.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

          Balanced Fund. In considering the renewal of the Management Agreement with respect to the Balanced Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund outperformed its peer universe median for the one-, three-, five-, and ten-year periods; (2) the Manager outperformed its market index with respect to its portion of the Fund's fixed income assets for the one- and three-year periods but underperformed for the five-year period;
(3) the actual management fees (including administrative fees) and the total expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median; and (4) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's Service Class of shares.

          In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Global Investment Management, LLC ("Brandywine") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), the Trustees considered the following additional factors: (1) Barrow and Brandywine outperformed the peer universe median for the one-, three-, five- and ten-year periods; (2) Hotchkis outperformed the peer universe median for the one-, three- and five-year periods; (3) Barrow underperformed its market benchmark index with respect to its allocated portion of the Fund's assets for the one-year period ended December 31, 2006; (4) Brandywine outperformed its market benchmark index with respect to its allocated portion of the Fund's assets for all relevant periods ended December 31, 2006;
(5) Hotchkis outperformed its market benchmark index with respect to its allocated portion of the Fund's equity assets for the three-, five- and ten-year periods but underperformed for the one-year period ended December 31, 2006; (6) Hotchkis' explanation that its underperformance was primarily due to negative security selection as well as an underweight position in a few strong sectors in 2006; (7) Barrow, Hotchkis and Brandywine have informed the Manager that they use Fund commissions to obtain proprietary research, the application of which benefits the Fund, and Hotchkis has further informed the Manager that it also uses Fund commissions for third-party research, but there is little or no cost impact to the Fund; (8) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase; and (9) the Manager's recommendation to continue to retain each subadvisor.

          Based on the foregoing considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the continued management of the Fund by the Manager and subadvisors and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

          Emerging Markets Fund. In considering the renewal of the Management Agreement with respect to the Emerging Markets Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund underperformed its peer universe median for the one-, three-, and five-year periods; (2) the Manager's explanation as to the Fund's performance; (3) the actual management fee (including administrative fees) and the total expense ratio of the Institutional Class of the Fund was higher than its Lipper expense group median; and (4) the Manager's explanation as to why the Fund has higher expenses.

          In considering the renewal of the Investment Advisory Agreements with The Boston Company Asset Management, LLC ("TBCAM") and Morgan Stanley Investment Management Inc. ("MSIM"), the Trustees considered the following additional factors: (1) MSIM outperformed the peer universe median for the one-, three-, and five-year periods; (2) TBCAM underperformed the peer universe median for the one-, three- and five-year periods; (3) MSIM outperformed its market benchmark index with respect to its allocated portion of the Fund's assets for all relevant periods ended December 31, 2006; (4) each of the Fund's subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each subadvisor's other clients; (5) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase; (6) TBCAM also represented that it does not charge a lower advisory fee to any other comparable clients; and (7) the Manager's recommendation to continue to retain each subadvisor.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

          Based on the foregoing considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the continued management of the Fund by the Manager and the subadvisors and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

          Enhanced Income Fund. In considering the renewal of the Management Agreement with respect to the Enhanced Income Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund underperformed its peer universe median for the one-year period but outperformed the peer universe median for the three-year period; (2) the Manager outperformed the peer universe median with respect to its allocated portion of the Fund's assets for the one- and three-year periods; (3) the Manager's explanation regarding the limitations of Lipper's methodology on the selection of a particular peer group for the Fund; (4) the actual management fee (including administrative fees) and the total expense ratio of the Fund was higher than its Lipper expense group median; and (5) the Manager's explanation that the Fund's higher expenses were due to higher subadvisor fee rates for the convertible/equity portion of the Fund.

          In considering the renewal of the Investment Advisory Agreement with Calamos Advisors LLC ("Calamos"), the Trustees considered the following additional factors: (1) Calamos outperformed the peer universe median with respect to its allocated portion of the Fund's assets for the one- and three-year periods; (2) Calamos underperformed its market benchmark index with respect to its allocated portion of the Fund's assets for the one-year period but outperformed for the three-year and since inception periods; (3) Calamos has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and Calamos' other clients; and (4) the Manager's recommendation to continue to retain Calamos.

          Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and Calamos under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the continued management of the Fund by the Manager and Calamos and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

          High Yield Bond Fund. In considering the renewal of the Management Agreement with respect to the High Yield Bond Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund underperformed its peer universe median for the one- and three-year periods but outperformed its peer universe median for the five-year period; and (2) the actual management fee (including administrative fees) and the total expense ratio of the Institutional Class was higher than its Lipper expense group median.

          In considering the renewal of the Investment Advisory Agreement with Post Advisory Group, LLC ("Post") and Franklin Advisors, Inc. ("Franklin"), the Trustees considered the following additional factors: (1) Post outperformed the peer universe median for the one- and five-year periods but underperformed for the three-year period; (2) Post underperformed its market benchmark index with respect to its allocated portion of the Fund's assets for the one-year period ended December 31, 2006; (3) Franklin has not yet achieved a one-year track record to provide any meaningful comparison; (4) Post's explanation that its underperformance was due primarily as a result of underweight positions in certain securities and certain restrictions placed on low rated securities; (5) Post represented that its fees are among the lowest for the types of services provided to the Fund; (6) Franklin's fee schedule includes breakpoints, which reduce fee rates as the assets of the Fund increases; (7) Franklin represented that it does not charge a lower advisory fee to any other client for comparable services; (8) the Manager's efforts to obtain a lower fee from the subadvisers; and (9) the Manager's recommendation to continue to retain each subadvisor.

          Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and subadvisors under the Management and Investment Advisory

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the continued management of the Fund by the Manager and the subadvisors and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

          Intermediate Bond Fund. In considering the renewal of the Management Agreement with respect to the Intermediate Bond Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund outperformed its peer universe median for the one-, three- and five-year periods; (2) the Manager outperformed the peer universe median with respect to its allocated portion of the Fund's assets for the one-, three-, and five-year periods; and (3) the actual management fee (including administrative fees) and the total expense ratio of the Insitutional Class of Fund shares was lower than its Lipper expense group median.

          In considering the renewal of the Investment Advisory Agreement with Barrow, the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median with respect to its allocated portion of the Fund's assets for the one-, three-, and five-year periods; (2) Barrow outperformed its market benchmark index with respect to its allocated portion of the Fund's assets for the one-year period ended December 31, 2006; (3) Barrow's fee schedule includes breakpoints, which reduce fee rates as the assets of the Fund increase; and (4) the Manager's recommendation to continue to retain Barrow.

          Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and Barrow under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the continued management of the Fund by the Manager and Barrow and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

          Large Cap Growth Fund. In considering the renewal of the Management Agreement with respect to the Large Cap Growth Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund outperformed its peer universe median for the one-, three- and five-year periods; (2) the Manager's explanation that it replaced a subadvisor to the Fund to improve overall performance; (3) the actual management fee (including administrative fees) and the total expense ratio of the Institutional Class of Fund shares was higher than the Lipper expense group median; (4) the Manager's explanation that the Lipper data does not reflect the imposition of a more recent fee waiver for the Fund; (5) the Manager's explanation that the relatively low asset levels of the Fund result in higher non-management fees than other Funds; and (6) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's Institutional Class.

          In considering the renewal of the Investment Advisory Agreements with Goldman Sachs Asset Management, L.P. ("GSAM") and Renaissance Group LLC, dba Renaissance Investment Management ("RIM"), the Trustees considered the following additional factors: (1) GSAM underperformed the peer universe median for the one-year period but outperformed for the three- and five-year periods; (2) RIM has not yet achieved a one-year track record to provide any meaningful comparison; (3) GSAM has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and GSAM's other clients; (4) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase; and (5) the Manager's recommendation to continue to retain each subadvisor.

          Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the continued management of the Fund by the Manager and the subadvisors and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

          Mid-Cap Value Fund. In considering the renewal of the Management Agreement with respect to the Mid-Cap Value Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

outperformed its peer universe median for the one- and two-year periods; (2) the actual management fee (including administrative fees) and the total expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median (after consideration of the Manager's waiver); and (3) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's Institutional and PlanAhead Classes of shares.

          In considering the renewal of the Investment Advisory Agreements with Barrow and Pzena Investment Management, LLC ("Pzena"), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the one-year period ended but underperformed for the two-year period;
(2) Pzena underperformed for the one- and two-year periods; (3) Barrow underperformed its market benchmark index with respect to its allocated portion of the Fund's assets for the one-year period ended December 31, 2006 (4) Barrow has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and Barrow's other clients;
(5) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase; (6) Pzena represented that the blended fee charged will not exceed the blended fee charged to new comparable accounts; and (7) the Manager's recommendation to continue to retain each subadvisor.

          Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Mid-Cap Value Fund and its shareholders would benefit from the continued management of the Fund by the Manager and subadvisors and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

          Short-Term Bond Fund. In considering the renewal of the Management Agreement with respect to the Short-Term Bond Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund outperformed its benchmark index for the one-, three- and five-year periods, and only slightly underperformed its benchmark index for the ten-year period; (2) the Fund outperformed the Lipper Index for all reported periods; (3) the actual management fee (including administrative fees) and the total expense ratio of the Institutional Class of Fund shares was the lowest of its Lipper expense group; and (4) the Manager has contractually agreed to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the PlanAhead Class of the Fund.

          Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Fund.

Small Cap Value Opportunity Fund. In considering the renewal of the Management Agreement with respect to the Small Cap Value Opportunity Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund outperformed its peer universe median for the one-year period; (2) the actual management fees (including administrative fees) and the total expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median; (3) the Manager's explanation that the relatively low asset levels of the Fund result in higher non-management fees that other Funds; and (4) the Manager contractually agreed to continue to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's Institutional and PlanAhead Classes.

          In considering the renewal of the Investment Advisory Agreement with PanAgora Asset Management ("PanAgora"), the Trustees considered the following additional factors: (1) PanAgora outperformed the peer universe median for the one-year period; (2) PanAgora's small cap composite of similar accounts outperformed its market benchmark index for the three-year and since inception periods ended March 31, 2007 but underperformed for the one-year period; (3) PanAgora's fee schedule includes breakpoints, which reduce fee rates as the assets of the Fund increase; (4) PanAgora also represented that it does not charge a lower advisory

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

fee to other clients for comparable services; and (5) the Manager's recommendation to continue to retain the subadvisor.

          Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Small Cap Value Opportunity Fund and its shareholders would benefit from the continued management of the Fund by the Manager and subadvisor and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS          WITH THE TRUST                          AND CURRENT DIRECTORSHIPS
--------------------------   ------------------------   ------------------------------------------------------------
INTERESTED TRUSTEES                    Term
                                Lifetime of Trust
                                  until removal,
                                  resignation or
                                   retirement*

William F. Quinn** (59)              Trustee            Chairman and CEO (2006-Present), President (1986-2006) and
                                    since 1987          Director (2003-Present), American Beacon Advisors, Inc.;
                                  President from        Chairman (1989-2003) and Director (1979-1989, 2003-Present),
                                   1987 to 2007         American Airlines Federal Credit Union; Director, Crescent
                                  Executive Vice        Real Estate Equities, Inc.(1994-2007); Director, Pritchard,
                                    President           Hubble & Herr, LLC (investment advisor) (2001-2006);
                                    since 2007          Director of Investment Committee, Southern Methodist
                                                        University Endowment Fund (1996-Present); Member, Southern
                                                        Methodist University Cox School of Business Advisory Board
                                                        (1999-2002); Member, New York Stock Exchange Pension Manager
                                                        Committee (1997-1998, 2000-2002, 2006-Present); Chairman
                                                        (2007-Present) and Vice Chairman (2004-2007), Committee for
                                                        the Investment of Employee Benefits; Director, United Way of
                                                        Metropolitan Tarrant County (1988-2000, 2004-Present);
                                                        Trustee, American Beacon Mileage Funds (1995-Present);
                                                        Trustee, American Beacon Select Funds (1999-Present);
                                                        Trustee, American Beacon Master Trust (1995-Present).

Douglas G. Herring** (50)       Trustee since 2006      President, American Beacon Advisors, Inc. (2006-Present);
                             Executive Vice President   Vice President and Controller, American Airlines, Inc.
                                from 2006 to 2007       (1998-2006); Chairman (2003-Present) and Director
                               President since 2007     (1995-Present), American Airlines Federal Credit Union;
                                                        Trustee, American Beacon Mileage Funds (2006-Present);
                                                        Trustee American Beacon Select Funds (2006-Present); Trustee
                                                        American Beacon Master Trust (2006-Present).

Alan D. Feld** (70)             Trustee since 1996      Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                        (1960-Present); Director, Clear Channel Communications
                                                        (1984-Present); Trustee, CenterPoint Properties (1994-2006);
                                                        Member Board of Trustees, Southern Methodist University;
                                                        Member, Board of Visitors, The University of Texas M.D.
                                                        Anderson Cancer Center; Member, Board of Visitors, Zale
                                                        Lipshy Hospital; Trustee, American Beacon Mileage Funds
                                                        (1996-Present); Trustee, American Beacon Select Funds
                                                        (1999-Present); Trustee, American Beacon Master Trust
                                                        (1996-Present).

NON-INTERESTED TRUSTEES                Term
                                Lifetime of Trust
                                  until removal,
                                  resignation or
                                   retirement*

W. Humphrey Bogart (63)         Trustee since 2004      Consultant, New River Canada Ltd. (mutual fund servicing
                                                        company) (1998-2003); Board Member, Baylor University
                                                        Medical Center Foundation (1992-2004); President and CEO,
                                                        Allmerica Trust Company, NA (1996-1997); President and CEO,
                                                        Fidelity Investments Southwest Company (1983-1995); Senior
                                                        Vice President of Regional Centers, Fidelity Investments
                                                        (1988-1995); Trustee, American Beacon Mileage Funds
                                                        (2004-Present); Trustee, American Beacon Select Funds
                                                        (2004-Present); Trustee, American Beacon Master Trust
                                                        (2004-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS          WITH THE TRUST                          AND CURRENT DIRECTORSHIPS
--------------------------   ------------------------   ------------------------------------------------------------
NON-INTERESTED
TRUSTEES (CONT.)
Brenda A. Cline (46)            Trustee since 2004      Executive Vice President, Chief Financial Officer, Treasurer
                                                        and Secretary, Kimbell Art Foundation (1993-Present);
                                                        Trustee, Texas Christian University (1998-Present); Trustee,
                                                        W.I. Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                        Foundation) (2001-2006); Director, Christian Church
                                                        Foundation (1999-Present); Trustee, American Beacon Mileage
                                                        Funds (2004-Present); Trustee, American Beacon Select Funds
                                                        (2004-Present); Trustee, American Beacon Master Trust
                                                        (2004-Present).

Richard A. Massman (64)         Trustee since 2004      Senior Vice President and General Counsel, Hunt
                                                        Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching, and venture capital activities) (1994-Present);
                                                        Trustee, American Beacon Mileage Funds (2004-Present);
                                                        Trustee, American Beacon Select Funds (2004-Present);
                                                        Trustee, American Beacon Master Trust (2004-Present).

Stephen D. O'Sullivan (72)      Trustee since 1987      Consultant (1994-Present); Trustee, American Beacon Mileage
                                                        Funds (1995-Present); Trustee, American Beacon Select Funds
                                                        (1999-Present); Trustee, American Beacon Master Trust
                                                        (1995-Present).

R. Gerald Turner (61)           Trustee since 2001      President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                                Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                                Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                                     Preferred Capital Corp. (2001-2003); Director, Kronus
                                                        Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                        Director, First Broadcasting Investment Partners, LLC
                                                        (2003-Present); Member, United Way of Dallas Board of
                                                        Directors; Member, Salvation Army of Dallas Board of
                                                        Directors; Member, Methodist Hospital Advisory Board;
                                                        Member, Knight Commission on Intercollegiate Athletics;
                                                        Trustee, American Beacon Mileage Funds (2001-Present);
                                                        Trustee, American Beacon Select Funds (2001-Present);
                                                        Trustee, American Beacon Master Trust (2001-Present).

Kneeland Youngblood (51)        Trustee since 1996      Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                Chairman since        equity firm) (1998-Present); Director, Burger King
Suite 1740                             2005             Corporation (2004-Present); Director, Gap, Inc.
Dallas, Texas 75201                                     (2006-Present); Trustee, City of Dallas, Texas Employee
                                                        Retirement Fund (2004-Present); Trustee, The Hockaday School
                                                        (1997-2005); Director, Starwood Hotels and Resorts
                                                        (2001-Present); Member, Council on Foreign Relations
                                                        (1995-Present); Director, Just For the Kids (1995-2001);
                                                        Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                        Retirement System of Texas (1993-1999); Director, Starwood
                                                        Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                        Texas (2002-Present); Trustee, American Beacon Mileage Funds
                                                        (1996- Present); Trustee, American Beacon Select Funds
                                                        (1999-Present); Trustee, American Beacon Master Trust
                                                        (1996-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS          WITH THE TRUST                          AND CURRENT DIRECTORSHIPS
--------------------------   ------------------------   ------------------------------------------------------------
OFFICERS                               Term
                                     One Year

Rosemary K. Behan (48)           VP, Secretary and      Vice President, Legal and Compliance, American Beacon
                                    Chief Legal         Advisors, Inc. (2006-Present); Assistant General Counsel,
                                Officer since 2006      First Command Financial Planning, Inc. (2004-2006);
                                                        Enforcement Attorney (2002-2004) and Branch Chief
                                                        (2000-2002), Securities and Exchange Commission.

Brian E. Brett (47)                VP since 2004        Vice President, Director of Sales and Marketing, American
                                                        Beacon Advisors, Inc. (2004-Present); Regional Vice
                                                        President, Neuberger Berman, LLC (investment advisor)
                                                        (1996-2004).

Wyatt Crumpler (41)                VP since 2007        Vice President, Trust Investments, American Beacon Advisors,
                                                        Inc. (2007-Present); Managing Director of Corporate
                                                        Accounting (2004-2007), Director of IT Strategy and Finance
                                                        (2002-2004), American Airlines, Inc.

Michael W. Fields (53)             VP since 1989        Vice President, Fixed Income Investments, American Beacon
                                                        Advisors, Inc. (1988-Present).

Rebecca L. Harris (40)            Treasurer since       Vice President, Finance, American Beacon Advisors, Inc.
                                       1995             (1995-Present).

Christina E. Sears (36)          Chief Compliance       Chief Compliance Officer, American Beacon Advisors, Inc.
                                Officer since 2004      (2004-Present); Senior Compliance Analyst, American Beacon
                                     and Asst.          Advisors, Inc. (1998-2004).
                                  Secretary since
                                       1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn, Feld and Herring are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman and CEO of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors. Mr. Herring is President of the Manager.

                      (This page intentionally left blank)

                             (AMERICAN BEACON LOGO)

DELIVERY OF DOCUMENTS

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                                (GRAPHIC)                                                            (GRAPHIC)
                                BY E-MAIL:                                                        ON THE INTERNET:
                    american_beacon.funds@ambeacon.com                            Visit our website at www.americanbeaconfunds.com


                                (GRAPHIC)                                                            (GRAPHIC)
                               BY TELEPHONE:                                                          BY MAIL:
                            Institutional Class                                                 American Beacon Funds
                            Call (800) 658-5811                                                   P.O. Box 219643
                                AMR ClassSM                                                   Kansas City, MO 64121-9643
                            Call (800) 345-2345
                     PlanAhead Class(R) and Service Class
                            Call (800) 388-3344

          AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                      AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of Investments  provided in each         A description of the policies and procedures the Fund uses to
semi-annual and annual  report,  the Fund files a complete           determine how to vote proxies relating to portfolio securities
schedule of its  portfolio holdings with the Securities and          is available in the Fund's Statement of Additional Information,
Exchange  Commission ("SEC") on Form N-Q as of the  first and        is available free of charge on the Fund's website
third  fiscal  quarters.  The Fund's  Forms N-Q are available        (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or
on the SEC's website at  www.sec.gov. The Forms N-Q may also be      by accessing the SEC's website at www.sec.gov. The Fund's proxy
reviewed and copied at the SEC's Public Reference Room, 450 Fifth    voting record for the most recent year ended June 30 is filed
Street, NW, Washington,  DC 20549.  Information regarding  the       annually with the SEC on Form N-PX. The Fund's Forms N-PX are
operation of the SEC's Public Reference Room may be obtained by      available on the SEC's website at www.sec.gov. The FUND SERVICE
calling  1-800-SEC-0330. A complete  schedule of the Fund's          PROVIDERS: Fund's proxy voting record may also be obtained by
portfolio  holdings is also available on the  Funds'  website        calling 1-800-967-9009.
(www.americanbeaconfunds.com) approximately  thirty days after the end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN                     TRANSFER AGENT                   INDEPENDENT REGISTERED PUBLIC   DISTRIBUTOR
STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES   ACCOUNTING FIRM                 FORESIDE FUND SERVICES
Boston, Massachusetts         Kansas City, Missouri            ERNST & YOUNG LLP               Portland, Maine
                                                               Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Opportunity Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                 Annual Report

                                   (GRAPHIC)

October 31, 2007

INTERNATIONAL EQUITY FUND

ABOUT AMERICAN BEACON

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTENTS

President's Message ...............................................            1
Market and Performance Overview ...................................            2
Schedule of Investments ...........................................            7
Additional Information ............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

American Beacon Funds                                           October 31, 2007

FELLOW SHAREHOLDERS,

                         (PHOTO OF DOUGLAS G. HERRING)

          I am pleased to present to you the American Beacon International Equity Fund Annual Report for the twelve months ended October 31, 2007. Please review the enclosed material carefully, as it includes important information about the Fund.

          During the year ended October 31, 2007, the developed foreign equity markets continued to post very impressive performance. The MSCI EAFE Index reported a 24.91% return, handily beating the S&P 500 Index return of 14.56%. Continued strong global growth and a weak U.S. Dollar drove the extraordinary dollar-denominated performance of these markets.

          The Fund's Institutional Class reported a total annualized return of 21.54% for the one-year period ended October 31, 2007. True to the Fund's long-term investment approach, the Fund's five- and ten-year performance exceeded the MSCI EAFE Index's performance.

          Toward the end of the fiscal year, volatility returned to international equity markets after a number of years of steady returns. The change in the investment environment was led by a crisis in the U.S. housing and financial sectors that began to impact foreign markets during the summer months. The increased volatility continued after the close of the Fund's fiscal year and is likely to continue over the shorter term. However, we believe the Fund's fundamental value investment philosophy and lower than average expense ratio will continue to serve the Fund well over the longer term.

          As always, we appreciate the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon International Equity Fund.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

INTERNATIONAL EQUITY MARKET OVERVIEW
OCTOBER 31, 2007 (UNAUDITED)

          In spite of elevated energy prices and a deteriorating U.S. housing sector that negatively affected U.S. economic growth, the global economy remained resilient throughout the 12-month reporting period. The strength of consumer and corporate demand, reasonably low inflation, generally favorable labor markets, and moderate, though higher, global interest rates have supported the economic recovery which began in 2002.

          These factors also contributed to the strength of global equity markets during the 12 months under review. In addition, narrow corporate credit spreads and strong cash flows from the corporate sector in the world's capital markets contributed to very strong global merger and acquisition activity during most of the reporting period. In particular, the private equity industry, which has grown substantially in recent years, played a pivotal role in a number of large and high-profile acquisitions.

          However, concerns about slower growth and declining asset quality surfaced during the first quarter of 2007. These were initially centered on the U.S. subprime mortgage market but spread in August 2007 to global capital markets. In particular, the difficulties of assessing risk and the value of collateral in the structured finance industry contributed to a decline in risk appetite among both lenders and investors. The private equity industry, which is reliant on the availability of cheap credit, was particularly affected and deal activity slowed toward the end of the period.

          Accommodative actions by several central banks, including a larger-than-expected target interest rate cut of half of a percent (0.5%) by the U.S. Federal Reserve Board, helped restore investor confidence after a sharp, but short-lived, sell-off in the summer. Most global equity markets ended the 12-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached six-year highs and certain markets in Asia reached all-time highs. Currency diversification benefited investors during the period as the U.S. dollar declined versus the currencies of many major trading partners, and equity returns for U.S.-based investors that invested in stocks denominated in other currencies generally became stronger when translated into the weaker greenback.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

          The Institutional Class of the International Equity Fund returned 21.54% for the twelve months ended October 31, 2007. The Fund underperformed the MSCI EAFE Index (the "Index") return of 24.91% and the Lipper International Funds Index return of 29.19% for the period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/97 THROUGH 10/31/07

                              (PERFORMANCE GRAPH)

                                    ANNUALIZED TOTAL RETURNS     VALUE OF
                                     PERIODS ENDED 10/31/07      $10,000
                                  ---------------------------   10/31/97-
                                  1 YEAR   5 YEARS   10 YEARS    10/31/07
                                  ------   -------   --------   ----------
Institutional Class(1,4).......   21.54%    23.51%    10.63%     $27,460
PlanAhead Class(1,4)...........   21.23%    23.25%    10.39%      26,877
Service Class(1,2,4)...........   20.85%    22.93%    10.25%      26,531
AMR Class(1,4).................   21.86%    23.81%    10.91%      28,167
Lipper Int'l. Funds Index(3)...   29.19%    23.59%    10.10%      26,158
MSCI EAFE Index (3)............   24.91%    23.21%     9.26%      24,236

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class up to 5/1/03, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence through these periods or for the entirety of those periods.. A portion of the fees changed to the Service Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

3. The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.

4. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.72%, 0.97%, 1.20% and 0.46%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

          The Fund underperformed the Index by 3.37% over the twelve-month period due to stock selection, as the Fund added value from country allocation.

          Stock selections in Japan, South Korea, and Germany significantly impacted the Fund's relative performance. Financials in Japan and South Korea detracted from performance, including Sumitomo Mitsui Financial Group (down 24.9%), Mitsubishi UFJ Financial Group (down 20.4%), Chuo Mitsui Trust Holdings (down 32.2%), and Sumitomo Trust & Banking Co. (down 30.0%) in Japan, and Kookmin Bank (up 2.9%) in South Korea. Samsung Electronics (down 5.1%) also hurt performance in South Korea, while in Germany, Deutsche Post (up 12.6%), Bayerische Motoren Werke (up 18.1%), and Celesio (up 11.4%) detracted from returns versus the strongly performing German market.

          Country allocation benefited the Fund, primarily through an underweight position in Japan. The Japanese market gained only 4.8% and was the second worst-performing market in the Index for the period. Value was also added by the Fund's allocation to South Korea and overweighting Germany (up 55.8% and 46.7%, respectively).

          Although economic and market conditions vary from period to period, the Fund's primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                 % OF
                              NET ASSETS
                              ----------
Siemens AG                       2.4%
Sanofi-Aventis                   2.4%
Vodafone Group plc               2.3%
BP plc                           2.3%
BAE Systems plc                  2.1%
Deutsche Post AG                 2.0%
Telefonica S.A.                  1.9%
GlaxoSmithKline plc              1.8%
E.ON AG                          1.8%
France Telecom S.A.              1.7%

SECTOR ALLOCATION

                                 % OF
                               EQUITIES
                              ----------
Financials                       25.4%
Consumer Discretionary           15.0%
Industrials                      12.4%
Telecommunications Services       9.6%
Energy                            8.4%
Consumer Staples                  7.9%
Health Care                       7.6%
Materials                         4.9%
Information Technology            4.6%
Utilities                         4.2%

REGIONAL ALLOCATION*

                                  (PIE CHART)

Europe          77.2%
Pacific Rim     21.2%
North America    1.6%

*    shown as a percentage of equities

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

FUND EXPENSES
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2007 through October 31, 2007.

ACTUAL EXPENSES

          The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

          Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                 Beginning    Ending
                                  Account     Account    Expenses Paid During
                                   Value       Value            Period*
                                   5/1/07     10/31/07      5/1/07-10/31/07
                                 ---------   ---------   --------------------
INSTITUTIONAL CLASS
Actual                           $1,000.00   $1,069.28           $3.49
Hypothetical                     $1,000.00   $1,021.83           $3.41
   (5% return before expenses)
PLANAHEAD CLASS
Actual                           $1,000.00   $1,067.64           $4.85
Hypothetical                     $1,000.00   $1,020.52           $4.74
   (5% return before expenses)
SERVICE CLASS
Actual                           $1,000.00   $1,065.96           $5.62
Hypothetical                     $1,000.00   $1,019.76           $5.50
   (5% return before expenses)
AMR CLASS
Actual                           $1,000.00   $1,070.34           $2.14
Hypothetical                     $1,000.00   $1,023.14           $2.09
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.67%, 0.93%, 1.16% and 0.42% for the Institutional, PlanAhead, Service and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of American Beacon International Equity Fund and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statement of assets and liabilities of American Beacon International Equity Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon International Equity Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ ERNST & YOUNG LLP

Dallas, Texas
December 21, 2007

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
AUSTRALIA - 1.41%
COMMON STOCKS - 1.41%
      Commonwealth Bank of Australia .................      208,440   $   12,028
      National Australia Bank Ltd. ...................      342,730       13,869
      News Corp. .....................................      182,280        3,950
      Suncorp-Metway Ltd. ............................      860,170       16,342
                                                                      ----------
   TOTAL AUSTRALIA ...................................                    46,189
                                                                      ----------
AUSTRIA - 0.19%
COMMON STOCKS - 0.19%
      Telekom Austria AG .............................      214,770        6,175
                                                                      ----------
CANADA - 1.37%
COMMON STOCKS - 1.37%
      Celestica, Inc. ## .............................      556,300        3,710
      Husky Energy, Inc. + ...........................      138,160        6,440
      Jean Coutu Group, Inc. + .......................      371,200        5,485
      Manulife Financial Corp. + .....................      436,196       20,405
      Precision Drilling Trust .......................      486,852        8,875
                                                                      ----------
   TOTAL CANADA ......................................                    44,915
                                                                      ----------
DENMARK - 0.39%
COMMON STOCKS - 0.39%
      Vestas Wind Systems ## .........................      141,526       12,748
                                                                      ----------
FINLAND - 1.51%
COMMON STOCKS - 1.51%
      Nokia Oyj ......................................      452,300       17,964
      Stora Enso Oyj .................................      213,542        3,928
      Stora Enso Oyj, A Shares .......................       68,102        1,247
      Stora Enso Oyj, R Shares .......................      232,400        4,279
      UPM-Kymmene Oyj ................................      980,364       22,009
                                                                      ----------
   TOTAL FINLAND .....................................                    49,427
                                                                      ----------
FRANCE - 12.10%
COMMON STOCKS - 12.10%
      Accor S.A. .....................................      170,000       16,279
      AXA S.A. .......................................      901,838       40,490
      BNP Paribas ....................................      228,008       25,257
      Compagnie Generale des Etablissements
         Michelin ....................................      116,670       15,697
      Credit Agricole S.A. ...........................      400,100       15,873
      France Telecom S.A. ............................    1,546,504       57,203
      Groupe Danone ..................................       81,700        7,018
      Lafarge S.A. ...................................       41,762        6,819
      Publicis Groupe S.A. ...........................      364,719       14,857
      Sanofi-Aventis .................................      875,355       77,017
      Suez S.A. ......................................      177,280       11,568
      Technip ........................................      261,046       23,487

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
      Thomson S.A. ...................................      361,550   $    6,325
      Total S.A. .....................................      661,376       53,376
      VINCI S.A. .....................................      300,902       24,774
                                                                      ----------
   TOTAL FRANCE ......................................                   396,040
                                                                      ----------
GERMANY - 11.36%
COMMON STOCKS - 10.92%
      adidas AG ......................................      339,800       22,731
      Allianz AG .....................................       43,702        9,859
      BASF AG ........................................       39,970        5,534
      Bayer AG .......................................      223,812       18,739
      Bayerische Motoren Werke AG ....................      263,681       17,695
      Celesio AG .....................................      260,090       14,757
      Continental AG .................................       78,700       11,923
      DaimlerChrysler AG .............................      208,900       23,097
      Deutsche Post AG ...............................    2,162,731       65,654
      Deutsche Telekom ...............................      616,040       12,649
      E.ON AG ........................................      303,284       59,300
      Infineon Technologies AG ## ....................      527,250        7,763
      Muenchener Rueckversicherung-Gesellschaft AG ...       47,997        9,233
      Siemens AG .....................................      576,121       78,496
                                                                      ----------
   TOTAL COMMON STOCKS ...............................                   357,430
                                                                      ----------
PREFERRED STOCKS - 0.44%
      Henkel KGaA ....................................      282,010       14,440
                                                                      ----------
   TOTAL GERMANY .....................................                   371,870
                                                                      ----------
GREECE - 0.68%
COMMON STOCKS - 0.68%
      National Bank of Greece S.A. ...................      107,500        7,507
      Public Power Corp. S.A. ........................      359,480       14,613
                                                                      ----------
   TOTAL GREECE ......................................                    22,120
                                                                      ----------
HONG KONG/CHINA - 1.68%
COMMON STOCKS - 1.68%
      Cheung Kong Holdings Ltd. ......................      835,500       16,447
      Hang Lung Group Ltd. ...........................    2,451,000       14,590
      Hutchison Whampoa Ltd. .........................      199,000        2,509
      Swire Pacific Ltd. .............................      957,100       13,594
      Yue Yuen Industrial (Holdings) Ltd. ............    2,551,167        7,932
                                                                      ----------
   TOTAL HONG KONG/CHINA .............................                    55,072
                                                                      ----------
IRELAND - 1.83%
COMMON STOCKS - 1.83%
      Allied Irish Banks .............................      548,932       13,820
      Bank of Ireland ................................      613,930       11,392
      CRH plc ........................................      437,423       16,820
      CRH plc, ADR ...................................      171,625        6,582

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
      Smurfit Kappa Group plc ## ......................     564,913   $   11,405
                                                                      ----------
   TOTAL IRELAND .....................................                    60,019
                                                                      ----------
ITALY - 2.98%
COMMON STOCKS - 2.98%
      Eni S.p.A. + ...................................      626,391       22,891
      Mediaset S.p.A. ................................    1,786,680       18,529
      Telecom Italia S.p.A. ..........................    1,392,689        4,374
      UniCredito Italiano S.p.A. .....................    6,008,908       51,669
                                                                      ----------
   TOTAL ITALY .......................................                    97,463
                                                                      ----------
JAPAN - 12.68%
COMMON STOCKS - 12.68%
      Aeon Co. Ltd. ..................................    1,017,600       15,949
      Astellas Pharma, Inc. ..........................      319,400       14,117
      Canon, Inc. ....................................      110,600        5,588
      Chuo Mitsui Trust Holdings, Inc. ...............    1,138,400        9,093
      Daito Trust Construction Co. Ltd. ..............      228,800       10,598
      East Japan Railway Co. .........................          992        8,166
      FUJIFILM Holdings Corp. ........................      114,400        5,466
      Haseko Corp. ## ................................    4,812,407       11,560
      Hitachi Ltd. ...................................      685,500        4,651
      Honda Motor Co. Ltd. ...........................      580,000       21,735
      HOYA Corp. .....................................      193,900        7,047
      Japan Tobacco, Inc. ............................        1,868       10,872
      JS Group Corp. .................................      366,100        5,915
      JSR Corp. ......................................      256,300        6,633
      Konica Minolta Holdings, Inc. ..................      499,500        8,808
      Mitsubishi UFJ Financial Group, Inc. ...........    2,338,000       23,290
      NEC Corp. ......................................      417,300        2,074
      Nidec Corp. ....................................      110,700        8,336
      Nintendo Co. Ltd. ..............................       20,500       12,918
      Nippon Express Co. Ltd. ## .....................    1,933,700        9,673
      Nippon Paper Group, Inc. .......................        2,312        6,941
      Nissan Motor Co. Ltd. ..........................    1,817,400       20,940
      NOK Corp. ......................................      615,600       13,691
      Nomura Holdings, Inc. ..........................      573,900       10,225
      ROHM Co. Ltd. ..................................      155,400       13,583
      Sankyo Co. Ltd. + ..............................      190,600        8,124
      Sekisui House Ltd. .............................      899,600       11,501
      Sompo Japan Insurance, Inc. ....................      376,900        4,399
      Sony Corp. .....................................      108,402        5,356
      Sony Financial Holdings, Inc. ## ...............        1,770        6,367
      Sumitomo Mitsui Financial Group, Inc. ..........        3,196       26,079
      Sumitomo Trust and Banking Co. Ltd. ............      914,400        6,791
      Takeda Pharmaceutical Co. Ltd. .................      388,700       24,261
      THK Co. Ltd. ...................................      919,400       20,221
      Tokyo Gas Co. Ltd. .............................    2,260,200       10,102
      Yamada Denki Co. Ltd. ..........................       73,900        7,606

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
      Yamaha Motor Co. Ltd. ..........................      574,300   $   16,347
                                                                      ----------
   TOTAL JAPAN .......................................                   415,023
                                                                      ----------
MEXICO - 0.24%
COMMON STOCKS - 0.24%
      Telefonos de Mexico, S.A. de C.V., ADR .........      214,800        7,855
                                                                      ----------
NETHERLANDS - 5.75%
COMMON STOCKS - 5.75%
      Akzo Nobel N.V. ................................      159,597       12,874
      Heineken N.V. ..................................      111,300        7,805
      ING Groep N.V. .................................      865,429       39,061
      Koninklijke (Royal) Philips Electronics N.V. ...      848,316       35,222
      Reed Elsevier N.V. .............................      729,708       14,163
      SBM Offshore N.V. ..............................      273,650       10,555
      TNT N.V. .......................................      748,231       30,763
      Unilever N.V. ..................................    1,018,547       33,174
      Vedior N.V. ....................................      209,690        4,794
                                                                      ----------
   TOTAL NETHERLANDS .................................                   188,411
                                                                      ----------
NEW ZEALAND - 0.18%
COMMON STOCKS - 0.18%
      Telecom Corporation of New Zealand Ltd. + ......    1,766,323        5,937
                                                                      ----------
NORWAY - 1.55%
COMMON STOCKS - 1.55%
      Aker Kvaener ASA ...............................      408,650       14,331
      Stolt-Nielsen S.A. .............................      273,134        8,059
      Telenor ASA ....................................    1,202,289       28,363
                                                                      ----------
   TOTAL NORWAY ......................................                    50,753
                                                                      ----------
PORTUGAL - 0.37%
COMMON STOCKS - 0.37%
      Portugal Telecom, SGPS, S.A. ...................      792,250       10,641
      PT Multimedia ..................................      111,591        1,519
                                                                      ----------
   TOTAL PORTUGAL ....................................                    12,160
                                                                      ----------
SINGAPORE - 2.28%
COMMON STOCKS - 2.28%
      Development Bank of Singapore Group
         Holdings Ltd. ...............................    2,490,455       38,909
      Flextronics International Ltd. ## ..............      899,000       11,067
      Singapore Telecommunications Ltd. ..............    8,645,000       24,558
                                                                      ----------
   TOTAL SINGAPORE ...................................                    74,534
                                                                      ----------
SOUTH KOREA - 2.46%
COMMON STOCKS - 2.46%
      Kookmin Bank, ADR ## ...........................      200,810       16,404
      Korea Electric Power Corp. .....................       86,860        3,873

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
      LG Electronics, Inc. ...........................       76,760   $    8,073
      LG Telecom Ltd. ## .............................      868,507        9,473
      Samsung Electronics Co. Ltd. ...................       40,044       24,862
      Samsung Electronics Co. Ltd., GDR ## ++ ........       16,800        5,124
      Shinhan Financial Group Co. Ltd. ...............      193,352       12,606
                                                                      ----------
   TOTAL SOUTH KOREA .................................                    80,415
                                                                      ----------
SPAIN - 3.61%
COMMON STOCKS - 3.61%
      Banco Popular Espanol S.A. .....................      506,100        8,873
      Banco Santander Central Hispano S.A. ...........      749,550       16,384
      Banco Santander Central Hispano S.A., GDR ......      560,544       12,151
      Enagas S.A. ....................................      293,628        8,358
      Repsol YPF S.A. ................................      273,340       10,847
      Telefonica S.A. ................................    1,864,332       61,729
                                                                      ----------
   TOTAL SPAIN .......................................                   118,342
                                                                      ----------
SWEDEN - 2.06%
COMMON STOCKS - 2.06%
      Atlas Copco AB .................................      683,640       11,456
      Nordea Bank AB .................................      617,020       11,060
      Securitas AB ...................................      381,930        4,831
      Securitas Direct AB ## .........................      381,930        1,143
      Securitas Systems AB ...........................      381,930        1,536
      Swedbank AB ....................................      139,000        4,367
      Telefonaktiebolaget LM Ericsson ................   10,995,500       33,033
                                                                      ----------
   TOTAL SWEDEN ......................................                    67,426
                                                                      ----------
SWITZERLAND - 6.31%
COMMON STOCKS - 6.31%
      Adecco S.A. ....................................      138,320        8,347
      Ciba Specialty Chemicals Holding, Inc. .........      228,630       11,388
      Credit Suisse Group ............................      387,632       26,170
      Lonza Group AG .................................       67,200        7,849
      Nestle S.A. ....................................       81,004       37,445
      Novartis AG ....................................      929,991       49,546
      Swiss Reinsurance ..............................      301,328       28,376
      UBS AG .........................................      160,280        8,602
      Zurich Financial Services AG ...................       95,218       28,774
                                                                      ----------
   TOTAL SWITZERLAND .................................                   206,497
                                                                      ----------
UNITED KINGDOM - 24.17%
COMMON STOCKS - 24.17%
      Anglo American plc .............................       94,610        6,532
      Aviva plc ......................................    1,797,707       28,345
      BAE Systems plc ................................    6,741,946       70,047
      BP plc .........................................    5,674,229       73,781
      British American Tobacco Industries plc ........    1,230,564       46,900
      British Sky Broadcasting Group plc .............      914,390       12,960

                                                           SHARES        VALUE
                                                         ----------   ----------
                                                          (DOLLARS IN THOUSANDS)
      Cadbury Schweppes plc ..........................      827,350   $   10,977
      Centrica plc ...................................    1,556,990       11,972
      Compass Group plc ..............................    3,587,135       25,900
      Debenhams plc ..................................    5,038,636       11,908
      Diageo plc .....................................      580,243       13,302
      GlaxoSmithKline plc ............................    2,336,748       60,270
      HBOS plc .......................................      814,124       14,842
      HSBC Holdings plc ..............................    2,454,909       48,525
      Imperial Tobacco Group plc .....................      216,240       10,966
      Invesco plc ....................................      339,930        5,232
      Kingfisher plc .................................    2,981,685       12,266
      Lloyds TSB Group plc ...........................      852,100        9,695
      National Grid plc ..............................      886,578       14,811
      Old Mutual plc .................................    3,130,299       12,018
      Pearson plc ....................................      566,810        9,423
      Prudential plc .................................      659,300       10,766
      Reckitt Benckiser Group plc ....................      170,400        9,902
      Rolls-Royce Group plc ## .......................   44,900,370       12,273
      Royal Bank of Scotland Group plc ...............    3,860,902       41,657
      Royal Dutch Shell plc, ADR .....................       31,660        2,771
      Royal Dutch Shell plc, A Shares ................      529,148       23,164
      Royal Dutch Shell plc, B Shares ................      672,912       29,339
      Smiths Group plc ...............................      292,020        6,887
      Standard Chartered plc .........................      177,350        6,913
      Tate & Lyle plc ................................    1,249,325       11,348
      Unilever plc ...................................    1,257,315       42,595
      Vodafone Group plc .............................   19,096,530       75,324
      Yell Group plc .................................      811,330        7,701
                                                                      ----------
   TOTAL UNITED KINGDOM ..............................                   791,312
                                                                      ----------
SHORT TERM INVESTMENTS - 2.19%
      American Beacon Money Market Select Fund # .....   71,709,522       71,709
                                                                      ----------
SECURITIES LENDING
COLLATERAL - 1.45%
      American Beacon Cash Plus Trust # ..............   31,000,000       31,000
      American Beacon Money Market Select Fund # .....   16,392,990       16,393
                                                                      ----------
   TOTAL SECURITIES LENDING COLLATERAL ...............                    47,393
                                                                      ----------
TOTAL INVESTMENTS 100.80% - (COST $2,378,845) ........                 3,299,805
LIABILITIES, NET OF OTHER ASSETS - (0.80%) ...........                   (26,140)
                                                                      ----------
TOTAL NET ASSETS - 100.00% ...........................                $3,273,665
                                                                      ==========

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2007.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,124 or 0.16% of net assets. The Fund has no right to demand registration of these securities.

#    The Fund/Trust is affiliated by having the same investment advisor.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                        UNREALIZED
                                                                   NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                                                                   CONTRACTS      DATE       VALUE    (DEPRECIATION)
                                                                   ---------   ----------   -------   --------------
Australia SPI Index ............................................       42       Dec 2007    $ 6,611       $  246
Canada S&PCDA 60 Index .........................................       45       Dec 2007      8,078          341
France CAC 40 Index ............................................      115       Dec 2007      9,757          301
Germany DAX Index ..............................................       28       Dec 2007      8,162          243
Hang Seng Index ................................................       11       Nov 2007      2,219           83
Italy MIB 30 Index .............................................       12       Dec 2007      3,531           81
Netherlands 200 AEX Index ......................................       17       Nov 2007      2,696           (4)
Spain IBEX 35 Index ............................................       17       Nov 2007      3,901          144
Sweden OMX Index ...............................................      123       Nov 2007      2,292           11
Tokyo FE TOPIX Index ...........................................      134       Dec 2007     18,789          355
UK FTSE 100 Index ..............................................      155       Dec 2007     21,729          857
                                                                                            -------       ------
                                                                                            $87,765       $2,658
                                                                                            =======       ======

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                   SETTLEMENT    MARKET     UNREALIZED
                                                                      DATE        VALUE    GAIN/(LOSS)
                                                                   ----------   --------   -----------
CONTRACTS TO DELIVER
    4,375   Australian Dollar ..................................   12/14/2007   $  4,065     $  (193)
    4,896   Canadian Dollar ....................................   12/14/2007      5,184        (249)
   14,720   Euro Currency ......................................   12/14/2007     21,336        (473)
1,624,913   Japanese Yen .......................................   12/14/2007     14,158         (65)
    7,458   Pound Sterling .....................................   12/14/2007     15,486        (403)
    9,918   Swedish Krona ......................................   12/14/2007      1,563         (31)
    4,237   Swiss Franc ........................................   12/14/2007      3,668         (50)
                                                                                --------     -------
TOTAL CONTRACTS TO DELIVER
   (RECEIVABLE AMOUNT $63,996) .................................                $ 65,460     $(1,464)
                                                                                --------     -------
CONTRACTS TO RECEIVE
   11,002   Australian Dollar ..................................   12/14/2007   $ 10,222     $   924
   12,129   Canadian Dollar ....................................   12/14/2007     12,842       1,085
   32,763   Euro Currency ......................................   12/14/2007     47,488       1,922
1,129,302   Japanese Yen .......................................   12/14/2007     32,581        (551)
   17,386   Pound Sterling .....................................   12/14/2007     36,100         831
   24,518   Swedish Krona ......................................   12/14/2007      3,863         204
   11,221   Swiss Franc ........................................   12/14/2007      9,715         190
                                                                                --------     -------
TOTAL CONTRACTS TO RECEIVE
   (PAYABLE AMOUNT $148,206) ...................................                $152,811     $ 4,605
                                                                                --------     -------
NET CURRENCY FLUCTUATION .......................................                             $ 3,141
                                                                                             =======

SECTOR DIVERSIFICATION

                                                                   Percent of
                                                                   Net Assets
                                                                   ----------
Consumer Discretionary .........................................     14.57%
Consumer Staples ...............................................      7.71%
Energy .........................................................      8.11%
Financials .....................................................     24.69%
Health Care ....................................................      7.33%
Industrials ....................................................     12.04%
Information Technology .........................................      4.51%
Materials ......................................................      4.75%
Telecommunication Services .....................................      9.34%
Utilities ......................................................      4.11%
Short Term Investments .........................................      3.64%
Liabilities, Net of Other Assets ...............................     (0.80)%
                                                                    ------
                                                                    100.00%
                                                                    ======

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value (A,C) ......   $ 3,180,703
   Investments in affiliated securities, at value (B) ..........       119,102
   Foreign currency, at value (D) ..............................         6,769
   Deposit with brokers for futures contracts ..................         8,015
   Receivable for investments sold .............................         7,044
   Dividends and interest receivable ...........................         8,257
   Receivable for fund shares sold .............................         1,350
   Receivable for tax reclaims .................................           265
   Receivable for variation margin on open futures contracts ...           608
   Net unrealized appreciation on foreign currency contracts ...         3,141
   Prepaid expenses ............................................            39
                                                                   -----------
      TOTAL ASSETS .............................................     3,335,293
                                                                   -----------
LIABILITIES:
   Payable for investments purchased ...........................         6,442
   Payable upon return of securities loaned ....................        47,393
   Payable for fund shares redeemed ............................         3,769
   Management and investment advisory fees payable (Note 2) ....         2,825
   Administrative service and service fees payable .............           731
   Other liabilities ...........................................           468
                                                                   -----------
      TOTAL LIABILITIES ........................................        61,628
                                                                   -----------
NET ASSETS .....................................................   $ 3,273,665
                                                                   ===========

ANALYSIS OF NET ASSETS:
   Paid-in-capital .............................................     1,971,293
   Undistributed net investment income .........................        81,197
   Accumulated net realized gain ...............................       294,190
   Unrealized appreciation of investments, futures contracts,
      and foreign currency .....................................       926,985
                                                                   -----------
NET ASSETS .....................................................   $ 3,273,665
                                                                   ===========

SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class .........................................    61,734,598
                                                                   ===========
   PlanAhead Class .............................................    33,693,070
                                                                   ===========
   Service Class ...............................................       183,814
                                                                   ===========
   AMR Class ...................................................    24,425,060
                                                                   ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class .........................................   $     27.32
                                                                   ===========
   PlanAhead Class .............................................   $     26.99
                                                                   ===========
   Service Class ...............................................   $     26.83
                                                                   ===========
   AMR Class ...................................................   $     27.54
                                                                   ===========

-----------
(A)  Cost of investments in unaffiliated securities ............   $ 2,259,743
(B)  Cost of investments in affiliated securities ..............   $   119,102
(C)  Market value of securities on loan ........................   $    45,112
(D)  Cost of foreign currency ..................................   $     6,693

                             SEE ACCOMPANYING NOTES

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
Year Ended October 31, 2007 (in thousands)

INVESTMENT INCOME:
   Dividend income from unaffiliated securities
      (net of foreign taxes)* ..................................   $  91,145
   Dividend income from affiliated securities ..................       5,477
   Interest income .............................................         343
   Income derived from securities lending, net .................       3,001
                                                                   ---------
      TOTAL INVESTMENT INCOME ..................................      99,966
                                                                   ---------
EXPENSES:
   Management and investment advisory fees (Note 2) ............      10,688
   Administrative service fees (Note 2):
      Institutional Class ......................................       4,099
      PlanAhead Class ..........................................       2,215
      Service Class ............................................          12
   Transfer agent fees:
     Institutional Class .......................................         175
      PlanAhead Class ..........................................         126
      AMR Class ................................................          38
   Custody and fund accounting fees ............................       1,651
   Professional fees ...........................................         114
   Registration fees and expenses ..............................          78
   Service fees:
      PlanAhead Class (Note 2) .................................       2,214
      Service Class (Note 2) ...................................          12
   Distribution fees - Service Class (Note 2) ..................          12
   Prospectus and shareholder reports ..........................         171
   Other expenses ..............................................         302
                                                                   ---------
      TOTAL EXPENSES ...........................................      21,907
                                                                   ---------
   Net fees waived and expenses reimbursed by Manager
      (Note 2) .................................................          (1)
                                                                   ---------
      NET EXPENSES .............................................      21,906
                                                                   ---------
NET INVESTMENT INCOME ..........................................      78,060
                                                                   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ..............................................     248,300
      Commission recapture (Note 1) ............................         121
      Foreign currency transactions ............................      50,621
      Futures contracts ........................................      15,231
   Change in net unrealized appreciation or depreciation of:
      Investments ..............................................      39,879
      Foreign currency translations ............................     177,264
      Futures contracts ........................................         647
                                                                   ---------
         NET GAIN ON INVESTMENTS ...............................     532,063
                                                                   ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $ 610,123
                                                                   =========
   * Foreign taxes .............................................   $   7,342

                             SEE ACCOMPANYING NOTES

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)


                                                                    Year Ended   Year Ended
                                                                   October 31,  October 31,
                                                                       2007         2006
                                                                   -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .......................................   $   78,060   $   66,358
   Net realized gain on investments, futures contracts, and
      foreign currency transactions ............................      314,273      206,379
   Change in net unrealized appreciation or (depreciation) of investments, futures contracts, and foreign currency
      translations .............................................      217,790      358,875
                                                                   ----------   ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....      610,123      631,612
                                                                   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ......................................      (31,129)     (25,841)
      PlanAhead Class ..........................................      (14,581)     (10,419)
      Service Class ............................................          (64)         (39)
      AMR Class ................................................      (12,610)     (10,085)
   Net realized gain on investments:
      Institutional Class ......................................     (114,385)     (80,744)
      PlanAhead Class ..........................................      (59,491)     (36,241)
      Service Class ............................................         (327)        (195)
      AMR Class ................................................      (41,178)     (28,011)
                                                                   ----------   ----------
      NET DISTRIBUTIONS TO SHAREHOLDERS ........................     (273,765)    (191,575)
                                                                   ----------   ----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...............................      572,603      548,466
   Reinvestment of dividends and distributions .................      259,288      176,178
   Cost of shares redeemed .....................................     (783,879)    (574,493)
   Redemption fees .............................................          505          308
                                                                   ----------   ----------
      NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
         TRANSACTIONS ..........................................       48,517      150,459
                                                                   ----------   ----------
NET INCREASE IN NET ASSETS .....................................      384,875      590,496
                                                                   ----------   ----------
NET ASSETS:
   Beginning of period .........................................    2,888,790    2,298,294
                                                                   ----------   ----------
   END OF PERIOD * .............................................   $3,273,665   $2,888,790
                                                                   ==========   ==========
*Includes undistributed net investment income of ...............   $   81,197   $   49,187
                                                                   ==========   ==========

                             SEE ACCOMPANYING NOTES

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon International Equity Fund (the "Fund"), a series of the Trust.

          American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     Reorganization

          Prior to March 1, 2006, the Fund invested all of its investable assets in the International Equity Portfolio (the "Portfolio") of the American Beacon Master Trust.

          On February 28, 2006 the Fund withdrew its interest in the Portfolio. The Fund received a distribution of cash and securities from the Portfolio with a market value equal to the Fund's investment in the Portfolio in the amount of $2,598,672,000 at the close of business. The Portfolio then ceased operations.

     Class Disclosure

          The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:                              SERVICE AND DISTRIBUTION FEES:
------                -----------                              ------------------------------
INSTITUTIONAL CLASS   Investors making an initial investment   Administrative Service Fee - 0.25%
                      of $2 million
PLANAHEAD CLASS       General public and investors investing   Administrative Service Fee - 0.25%
                      through an intermediary                                 Service Fee - 0.25%
SERVICE CLASS         Investors investing through an           Administrative Service Fee - 0.25%
                      intermediary                                            Service Fee - 0.25%
                                                                         Distribution Fee - 0.25%
AMR CLASS             Investors in the tax-exempt retirement
                      and benefit plans of AMR Corporation
                      and its affiliates                                                      N/A

          Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Security Valuation

          Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. When a price is unavailable from a pricing service or when the price

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from independent brokers.

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

          Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust's Board of Trustees (the "Board").

          Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant that they will, in the judgment of the pricing committee of the Fund, clearly and materially affect the value of securities, the foreign market closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

     Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale.

          The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     Currency Translation

          All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Forward Foreign Currency Contracts

          The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

     Futures Contracts

          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

          Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as a Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

     Dividends to Shareholders

          Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

     Commission Recapture

          The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

     Allocation of Income, Expenses, Gains, and Losses

          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

     Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Redemption Fees

          The Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period. Through April 30, 2006, the fee was retained by the class that imposed the fee. Effective May 1, 2006, the fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

     Recently Issued Accounting Pronouncements

          On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager does not anticipate the adoption of FIN 48 to have a material impact on the financial statements.

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the Manager does not believe the adoption of FAS 157 will materially impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

     Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

     Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors that have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2007 were as follows (dollars in thousands):

                                       AMOUNTS PAID TO   NET AMOUNTS
                                          INVESTMENT     RETAINED BY
MANAGEMENT FEE RATE   MANAGEMENT FEE       ADVISORS        MANAGER
-------------------   --------------   ---------------   -----------
    0.25%-0.60%          $10,688            $7,514          $3,174

          As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

netted against securities lending income in the Statement of Operations. During the year ended October 31, 2007, securities lending fees paid to the Manager were $399,537.

     Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

     Distribution Plans

          The Fund, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

          A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

     Service Plans

          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

     Investment in Affiliated Funds

          The Fund is permitted, pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust")(collectively, the "Affiliated Funds"). The Fund and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the year ended October 31, 2007, the Manager earned fees from the Affiliated Funds totaling $104,029 on the Fund's direct investment in the Affiliated Funds and $147,297 from the Fund's securities lending collateral invested in the Affiliated Funds.

     Interfund Lending Program

          Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. The Fund did not utilize the credit facility during the year ended October 31, 2007.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

     Expense Reimbursement Plan

          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2007, there were no additional waived fees or reimbursed expenses for the Service Class. The activity related to repayment of prior year fee waivers and expense reimbursements during the year ended October 31, 2007 was as follows:

Expiration   Liability at                                  Liability at
   Year        10/31/06     Accrued   Expired   Recouped     10/31/07
----------   ------------   -------   -------   --------   ------------
   2007          2,934        $--      $1,116    $1,818        $--
   2008              9         --          --         9         --
   2009          1,956         --          --     1,956         --
                ------        ---      ------    ------        ---
                $4,899        $--      $1,116    $3,783        $--
                ======        ===      ======    ======        ===

     Other

          At October 31, 2007, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned 20% of the Fund.

3. FEDERAL INCOME AND EXCISE TAXES

          It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows (in thousands):

                                YEAR ENDED    YEAR ENDED
                               OCTOBER 31,   OCTOBER 31,
                                   2007          2006
                               -----------   -----------
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
      Institutional Class ..     $ 55,466    $ 42,005
      PlanAhead Class ......       27,239      17,674
      Service Class ........          133          78
      AMR Class ............       21,371      15,693
   LONG-TERM CAPITAL GAIN
      Institutional Class ..       90,048      64,579
      PlanAhead Class ......       46,834      28,986
      Service Class ........          257         156
      AMR Class ............       32,417      22,404
                                 --------    --------
TOTAL DISTRIBUTIONS PAID ...     $273,765    $191,575
                                 ========    ========

* For tax purposes, short-term capital gains are considered ordinary income distributions

          As of October 31, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

Cost basis of investments for federal income tax purposes ..   $2,397,843
Unrealized appreciation ....................................      968,138
Unrealized depreciation ....................................      (66,176)
                                                               ----------
Net unrealized appreciation/(depreciation) .................      901,962
Undistributed ordinary income ..............................      140,108
Undistributed long-term gain/(loss) ........................      248,510
                                                               ----------
Distributable earnings .....................................   $1,290,580
                                                               ==========

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain/(losses) on certain derivative instruments, the realization for tax purposes of unrealized gain/(losses) on investments in passive foreign investment companies, and Section 732 basis adjustments.

          Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

          Accordingly, the following amounts represent current year permanent differences derived from foreign currency gains/(losses) from sales of investments in passive foreign investment companies, and Section 732 basis adjustments that have been reclassified as of October 31, 2007 (in thousands):

Paid-in-capital ............................   $(11,027)
Undistributed net investment income ........     12,334
Accumulated net realized loss ..............     (1,308)
Unrealized depreciation of investments,
   futures contracts and foreign currency ..          1

4. INVESTMENT TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2007 were (in thousands) $1,157,710 and $1,263,769, respectively.

          A summary of the Fund's direct transactions in Affiliated Funds for the year ended October 31, 2007 is set forth below (in thousands):

                OCTOBER 31, 2006                                OCTOBER 31, 2007
AFFILIATE     SHARES/MARKET VALUE    PURCHASES      SALES     SHARES/MARKET VALUE
---------     -------------------   ----------   ----------   -------------------
Select Fund         $87,487         $1,079,041   $1,094,819         $71,709

5. SECURITIES LENDING

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned and initially in an amount at least equal to 102% of the fair value of domestic securities loaned or 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

          The Fund, the Agent, and the Manager retain 75%, 15%, and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent, and the Manager 75%, 15%, and 10%, respectively. The Fund also continues to receive income on the securities loaned and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

          Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

          At October 31, 2007, securities with a market value of approximately $45,112,000 were loaned by the Fund. Cash collateral held by the custodian for the Fund in an investment in the Affiliated Funds totaled $47,393,000.

6. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year ended October 31, 2007

                               INSTITUTIONAL CLASS     PLANAHEAD CLASS       SERVICE CLASS         AMR CLASS
                               -------------------   -------------------   ----------------   ------------------
                                SHARES     AMOUNT     SHARES     AMOUNT    SHARES    AMOUNT   SHARES     AMOUNT
                               -------   ---------   -------   ---------   ------   -------   ------   ---------
Shares sold ................     9,309   $ 233,941    10,042   $ 248,361     22     $   548    3,615   $  89,753
Reinvestment of dividends ..     5,632     133,085     3,079      72,025     17         390    2,264      53,788
Shares redeemed ............   (15,989)   (400,672)* (11,014)   (276,108)*  (51)     (1,254)* (4,109)   (105,340)*
                               -------   ---------   -------   ---------    ---     -------   ------   ---------
Net increase (decrease) in
   shares outstanding ......    (1,048)  $ (33,646)    2,107   $  44,278    (12)    $  (316)   1,770   $  38,201
                               =======   =========   =======   =========    ===     =======   ======   =========

Year Ended October 31, 2006

                               INSTITUTIONAL CLASS     PLANAHEAD CLASS    SERVICE CLASS         AMR CLASS
                               -------------------  -------------------   ---------------   -----------------
                                SHARES     AMOUNT    SHARES     AMOUNT    SHARES   AMOUNT   SHARES    AMOUNT
                               -------   ---------   ------   ---------   ------   ------   ------   --------
Shares sold ................    12,683   $ 284,628    9,650   $ 216,325     69     $1,512    1,997   $ 46,001
Reinvestment of dividends ..     4,440      92,342    2,207      45,506     11        234    1,823     38,096
Shares redeemed ............   (15,645)   (356,972)* (7,248)   (162,210)*  (29)      (657)* (2,379)   (54,346)*
                               -------   ---------   ------   ---------    ---     ------   ------   --------
Net increase in shares
   outstanding .............     1,478   $  19,998    4,609   $  99,621     51     $1,089    1,441   $ 29,751
                               =======   =========   ======   =========    ===     ======   ======   ========

----------
*    Net of Redemption Fees

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                 Institutional Class
                                            ------------------------------------------------------------
                                                                Year Ended October 31
                                            ------------------------------------------------------------
                                               2007         2006         2005       2004(A)      2003(B)
                                            ----------   ----------   ----------   ----------   --------
Net asset value, beginning of period ....   $    24.68   $    20.98   $    18.47   $    15.46   $  12.10
                                            ----------   ----------   ----------   ----------   --------
Income from investment operations:
   Net investment income(C,D) ...........         0.65         0.60         0.44         0.30       0.25
   Net gains (losses) on securities (both
      realized and unrealized)(C) .......         4.31         4.86         2.31         3.12       3.47
                                            ----------   ----------   ----------   ----------   --------
Total income (loss) from investment
   operations ...........................         4.96         5.46         2.75         3.42       3.72
                                            ----------   ----------   ----------   ----------   --------
Less distributions:
   Dividends from net investment
      income ............................        (0.50)       (0.43)       (0.24)       (0.41)     (0.36)
   Distributions from net realized
      gains on securities ...............        (1.82)       (1.33)          --           --         --
                                            ----------   ----------   ----------   ----------   --------
Total distributions .....................        (2.32)       (1.76)       (0.24)       (0.41)     (0.36)
                                            ----------   ----------   ----------   ----------   --------
Redemption fees added to beneficial
   interest(E) ..........................         0.00         0.00         0.00         0.00       0.00
                                            ----------   ----------   ----------   ----------   --------
Net asset value, end of period ..........   $    27.32   $    24.68   $    20.98   $    18.47   $  15.46
                                            ==========   ==========   ==========   ==========   ========
Total return ............................        21.54%       27.49%       15.04%       22.49%     31.61%
                                            ==========   ==========   ==========   ==========   ========
Ratios and supplemental data:
   Net assets, end of period (in
      thousands) ........................   $1,686,668   $1,549,521   $1,286,441   $1,029,272   $722,333
   Ratios to average net assets
      (annualized):
      Expenses, net of waivers(C) .......         0.67%        0.71%        0.70%        0.76%      0.79%
      Expenses, before waivers(C) .......         0.67%        0.71%        0.70%        0.76%      0.79%
      Net investment income, net of
         waivers(C) .....................         2.46%        2.52%        2.17%        1.69%      1.97%
      Net investment income (loss),
         before waivers(C) ..............         2.46%        2.52%        2.17%        1.69%      1.97%
   Portfolio turnover rate(F) ...........           38%          40%          37%          36%        44%

----------
(A) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(B) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(D) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

(E)  Amounts represent less than $0.01 per share.

(F) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the Portfolio.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                               PlanAhead Class
                                                                            ----------------------------------------------------
                                                                                            Year Ended October 31
                                                                            ----------------------------------------------------
                                                                              2007       2006       2005      2004(A)    2003(B)
                                                                            --------   --------   --------   --------   --------
Net asset value, beginning of period ....................................   $  24.42   $  20.79   $  18.31   $  15.34   $  11.95
                                                                            --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(C,D)  ..........................................       0.58       0.50       0.41       0.26       0.22
   Net gains (losses) on securities (both realized and unrealized)(C) ...       4.26       4.84       2.29       3.08       3.46
                                                                            --------   --------   --------   --------   --------
Total income (loss) from investment operations ..........................       4.84       5.34       2.70       3.34       3.68
                                                                            --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income .................................      (0.45)     (0.38)     (0.22)     (0.37)     (0.29)
   Distributions from net realized gains on securities ..................      (1.82)     (1.33)        --         --         --
                                                                            --------   --------   --------   --------   --------
Total distributions .....................................................      (2.27)     (1.71)     (0.22)     (0.37)     (0.29)
                                                                            --------   --------   --------   --------   --------
Redemption fees added to beneficial interest(E) .........................       0.00       0.00       0.00       0.00       0.00
                                                                            --------   --------   --------   --------   --------
Net asset value, end of period ..........................................   $  26.99   $  24.42   $  20.79   $  18.31   $  15.34
                                                                            ========   ========   ========   ========   ========
Total return ............................................................      21.22%     27.20%     14.73%     22.16%     31.62%
                                                                            ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............................   $909,385   $771,298   $560,770   $310,540   $177,425
   Ratios to average net assets (annualized):
      Expenses, net of waivers(C) .......................................       0.93%      0.96%      0.95%      1.02%      1.10%
      Expenses, before waivers(C) .......................................       0.93%      0.96%      0.95%      1.02%      1.10%
      Net investment income, net of waivers(C) ..........................       2.26%      2.25%      1.96%      1.46%      1.68%
      Net investment income (loss), before waivers(C) ...................       2.26%      2.25%      1.96%      1.46%      1.68%
   Portfolio turnover rate(F) ...........................................         38%        40%        37%        36%        44%

----------
(A) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(B) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(D) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

(E)  Amounts represent less than $0.01 per share.

(F) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the Portfolio.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                               Service Class
                                                                            ---------------------------------------------------
                                                                                    Year Ended  October 31            May 1 to
                                                                            -------------------------------------   October 31,
                                                                              2007      2006      2005    2004(B)     2003(A)
                                                                            -------   -------   -------   -------   -----------
Net asset value, beginning of period ....................................   $ 24.24   $ 20.61   $ 18.24   $ 15.31   $    12.18
                                                                            -------   -------   -------   -------   ----------
Income from investment operations:
   Net investment income(C,D)  ..........................................      0.56      0.46      0.37      0.30         0.09
   Net gains (losses) on securities (both realized and unrealized)(C) ...      4.20      4.76      2.26      2.99         3.04
                                                                            -------   -------   -------   -------   ----------
Total income (loss) from investment operations ..........................      4.76      5.22      2.63      3.29         3.13
                                                                            -------   -------   -------   -------   ----------
Less distributions:
   Dividends from net investment income .................................     (0.35)    (0.26)    (0.26)    (0.36)          --
   Distributions from net realized gains on securities ..................     (1.82)    (1.33)       --        --           --
                                                                            -------   -------   -------   -------   ----------
Total distributions .....................................................     (2.17)    (1.59)    (0.26)    (0.36)          --
                                                                            -------   -------   -------   -------   ----------
Redemption fees added to beneficial interest(E) .........................      0.00      0.00      0.00      0.00         0.00
                                                                            -------   -------   -------   -------   ----------
Net asset value, end of period ..........................................   $ 26.83   $ 24.24   $ 20.61   $ 18.24   $    15.31
                                                                            =======   =======   =======   =======   ==========
Total return ............................................................     20.85%    26.89%    14.45%    21.88%       25.70%
                                                                            =======   =======   =======   =======   ==========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............................   $ 4,932   $ 4,740   $ 2,987   $   739   $        1
   Ratios to average net assets (annualized):
      Expenses, net of waivers(C) .......................................      1.12%     1.16%     1.21%     1.27%        1.50%
      Expenses, before waivers(C) .......................................      1.15%     1.19%     1.21%     6.26%    1,139.08%
      Net investment income, net of waivers(C) ..........................      2.04%     2.09%     1.70%     0.81%        1.33%
      Net investment income (loss), before waivers(C) ...................      2.01%     2.05%     1.70%    (4.18)%  (1,136.25)%
   Portfolio turnover rate(F) ...........................................        38%       40%       37%       36%          44%(G)

----------
(A) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(B) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(D) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

(E)  Amounts represent less than $0.01 per share.

(F) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the Portfolio.

(G) Portfolio turnover rate is for the period from November 1, 2002 through October 31, 2003.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                                  AMR Class
                                                                            ----------------------------------------------------
                                                                                            Year Ended October 31
                                                                            ----------------------------------------------------
                                                                              2007       2006       2005      2004(A)    2003(B)
                                                                            --------   --------   --------   --------   --------
Net asset value, beginning of period ....................................   $  24.86   $  21.12   $  18.58   $  15.54   $  12.18
                                                                            --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(C,D)  ..........................................       0.73       0.63       0.50       0.34       0.29
   Net gains (losses) on securities (both realized and unrealized)(C) ...       4.33       4.92       2.33       3.14       3.46
                                                                            --------   --------   --------   --------   --------
Total income (loss) from investment operations ..........................       5.06       5.55       2.83       3.48       3.75
                                                                            --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income .................................      (0.56)     (0.48)     (0.29)     (0.44)     (0.39)
   Distributions from net realized gains on securities ..................      (1.82)     (1.33)        --         --         --
                                                                            --------   --------   --------   --------   --------
Total distributions .....................................................      (2.38)     (1.81)     (0.29)     (0.44)     (0.39)
                                                                            --------   --------   --------   --------   --------
Redemption fees added to beneficial interest(E) .........................       0.00       0.00       0.00       0.00       0.00
                                                                            --------   --------   --------   --------   --------
Net asset value, end of period ..........................................   $  27.54   $  24.86   $  21.12   $  18.58   $  15.54
                                                                            ========   ========   ========   ========   ========
Total return ............................................................      21.86%     27.88%     15.32%     22.84%     31.77%
                                                                            ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............................   $672,680   $563,231   $448,096   $460,114   $322,801
   Ratios to average net assets (annualized):
      Expenses, net of waivers(C) .......................................       0.42%      0.45%      0.44%      0.49%      0.52%
      Expenses, before waivers(C) .......................................       0.42%      0.45%      0.44%      0.49%      0.52%
      Net investment income, net of waivers(C) ..........................       2.77%      2.76%      2.49%      1.97%      2.22%
      Net investment income (loss), before waivers(C) ...................       2.77%      2.76%      2.49%      1.97%      2.22%
   Portfolio turnover rate(F) ...........................................         38%        40%        37%        36%        44%

----------
(A) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(B) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(D) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

(E)  Amounts represent less than $0.01 per share.

(F) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the Portfolio.

AMERICAN BEACON FUNDS
PRIVACY POLICY & FEDERAL TAX INFORMATION
OCTOBER 31, 2007 (UNAUDITED)

PRIVACY POLICY

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

               - information we receive from you on applications or other forms;

               - information about your transactions with us or our service providers; and

               -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

          For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2007, which is designated as qualifying for the dividends-received deduction, was 0.31%.

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2007, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003, was 55.54%. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

          The Fund designated a foreign tax credit of $7,109,738 and recognized foreign source income of $98,206,194.

          Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $169,555,431 as long-term capital gain dividends for the tax year ended October 31, 2007.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

          At its May 25, 2007 meeting, the Board of Trustees ("Board" or "Trustees") considered the renewal of the existing Management Agreement between the Manager and the American Beacon Funds on behalf of its International Equity Fund (the "Fund") and each Investment Advisory Agreement between the Manager and a subadvisor. In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

          In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Fund. The Investment Committee held a separate meeting on May 4, 2007 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

          The Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

     - a copy of the firm's most recent audited or unaudited financial statements as well as its SEC Form ADV registration statement;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund;

     - a description of any payments by the firm to support the Fund's marketing efforts;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the firm or the Fund as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Fund;

     - a description of the scope of portfolio management services provided to the Fund and the firm's other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Fund due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Fund;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a discussion of whether the firm receives, with respect to the Fund, other compensation, including any payment for order flow or ECN liquidity rebates;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

     - a description of trade allocation procedures among accounts managed by the firm;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements and a certification regarding the reasonable design of the compliance program;

     -    a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Fund.

          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of the Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and the Fund versus its peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of any revenue sharing activities with respect to the Fund;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Fund pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of the portfolio turnover rate and average execution costs for the Fund and each subadvisor to the Fund; and

     - a description of how expenses that are not readily identifiable to the Fund are allocated.

          The Board also obtained an analysis provided by Lipper that compared:
(i) investment performance of the Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of the Fund versus comparable mutual funds, and (iii) the Fund's investment advisory fees versus comparable mutual funds. The class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to the Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

          The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

          Provided below is an overview of the primary factors the Board considered at its May 25, 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

          In determining whether to approve the continuance of the Management Agreement and the Investment Advisory Agreement, the Trustees considered the best interests of the Fund. In addition, while the Management and Investment Advisory Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management and subadvisory relationships separately. The Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

subadvisor's cost for providing the services and the profitability of the advisory business to the Manager or subadvisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with the Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

          Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Fund's product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Fund; the addition of personnel to manage the Fund, promote sales and improve services, including the addition of a separate new information technology (IT) department at the Manager; the high rankings received by the Fund in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios.

          With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Fund, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel.

          Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement.

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding the Fund's investment performance relative to its benchmark index and peer group. With respect to Lipper data, the Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors.

          Cost of Services and Profits Realized. In analyzing the cost of services and profitability of the Manager and a subadvisor, the Board considered the revenues earned and the expenses incurred by the Manager and those subadvisors that provided such data. The profitability levels were noted at both an individual Fund level and at an aggregate level for all Funds in the complex. The Board also considered that the Management Agreements for the American Beacon Funds stipulate that to the extent that the Fund invests all of its investable assets in another registered investment company, the Fund will not pay the Manager a management fee.

          The Board further considered that the Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Fund and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of the Fund. The Board also noted that the non-Institutional Classes of the Fund maintains higher expense ratios in order to compensate third party distributors but the net fee to the Manager is the same for all Classes.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

          In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors.

          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates. The Board also noted, for purposes of determining the fee rates chargeable to the Fund, many subadvisors have agreed to take into account other assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Fund is able to receive lower effective fee rates. This fee arrangement also benefits AMR Corporation and its pension plans. The Board also noted that the Fund has experienced substantial recent asset growth.

          The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

          Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules provide for a reasonable sharing of benefits from any economies of scale with the Fund.

          Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the money market portfolios permit institutional investors access to such investments at a more favorable cost and that the Manager's relationship with the Fund and, in particular the money market portfolios, continues to be a significant factor in attracting separate account assets for the Manager. In addition, the Board noted that the Manager provides services to the Trust at a relatively low cost and the benefit plans of AMR Corporation have invested a substantial number of assets in the Fund, which helps reduce costs. The Board also considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Fund.

          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationship with the Fund appears to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS

          The performance comparisons below were made versus the Fund's Lipper peer universe median. References to the Lipper expense group below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. All performance comparisons are for periods ended March 31, 2007, unless otherwise noted.

          In considering the renewal of the Management Agreement with respect to the Fund, the Trustees considered the following additional factors: (1) the Fund underperformed its peer universe median for the one-, three-, five- and ten-year periods; (2) the Manager's explanation that some of the underperformance of the Fund is due in part to that fact that the Fund does not invest in emerging market country issuers (except South

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

Korea), whereas many peer funds do invest in such issuers, which has resulted in peer fund over performance in recent years; and (3) the actual management fee (including administrative fees) and the total expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.

          In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC ("Causeway"), Lazard Asset Management LLC ("Lazard"), Templeton Investment Counsel, LLC ("Templeton"), and The Boston Company Asset Management, LLC ("TBCAM"), the Trustees considered the following additional factors: (1) Templeton outperformed the peer universe median for the one-, three-, five-, and ten-year periods; (2) Causeway outperformed the peer universe median for the one-, five-, and ten-year periods but underperformed for the three-year period; (3) Lazard underperformed the peer universe median for the one-, three- and five-year periods; (4) TBCAM underperformed the peer universe median for the one-year period; (5) Lazard underperformed its market benchmark index with respect to its allocated portion of the Fund's assets for all relevant periods ended December 31, 2006; (6) Templeton outperformed its market benchmark index with respect to its allocated portion of the Fund's assets for all relevant periods; (7) the Manager's remedial actions with respect to Lazard due to its underperformance; (8) each of the Fund's subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each subadvisor's other clients; (9) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase; (10) TBCAM also represented that it does not charge a lower advisory fee to any other comparable clients;
(11) Templeton also represented that the fees charged are substantially less than the fees currently charged to new relationships; and (12) the Manager's recommendation to continue to retain each subadvisor.

          Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the International Equity Fund and its shareholders would benefit from the continued management of the Fund by the Manager and subadvisors and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                              POSITION, TERM OF
                              OFFICE AND LENGTH
                               OF TIME SERVED
NAME, AGE AND ADDRESS          WITH THE TRUST          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------       --------------------   -----------------------------------------------------------------------------
INTERESTED TRUSTEES                 Term
                            Lifetime of Trust
                            until removal,
                            resignation or
                            retirement*

William F. Quinn** (59)     Trustee                Chairman and CEO (2006-Present), President (1986-2006) and Director (2003-
                            since 1987             Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director
                            President from         (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director,
                            1987 to 2007           Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble &
                            Executive Vice         Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee,
                            President              Southern Methodist University Endowment Fund (1996-Present); Member,
                            since 2007             Southern Methodist University Cox School of Business Advisory Board (1999-
                                                   2002); Member, New York Stock Exchange Pension Manager Committee (1997-
                                                   1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman
                                                   (2004-2007), Committee for the Investment of Employee Benefits; Director,
                                                   United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee,
                                                   American Beacon Mileage Funds (1995-Present); Trustee, American Beacon
                                                   Select Funds (1999-Present); Trustee, American Beacon Master Trust (1995-
                                                   Present).

Douglas G. Herring** (50)   Trustee since 2006     President, American Beacon Advisors, Inc. (2006-Present); Vice President and
                            Executive Vice         Controller, American Airlines, Inc. (1998-2006); Chairman (2003-Present) and
                            President from 2006    Director (1995-Present), American Airlines Federal Credit Union; Trustee,
                            to 2007                American Beacon Mileage Funds (2006-Present); Trustee American Beacon
                            President since 2007   Select Funds (2006-Present); Trustee American Beacon Master Trust (2006-
                                                   Present).

Alan D. Feld** (70)         Trustee since 1996     Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present);
                                                   Director, Clear Channel Communications (1984-Present); Trustee, CenterPoint
                                                   Properties (1994-2006); Member Board of Trustees, Southern Methodist
                                                   University; Member, Board of Visitors, The University of Texas M.D. Anderson
                                                   Cancer Center; Member, Board of Visitors, Zale Lipshy Hospital; Trustee,
                                                   American Beacon Mileage Funds (1996-Present); Trustee, American Beacon
                                                   Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-
                                                   Present).

NON-INTERESTED TRUSTEES             Term
                            Lifetime of Trust
                            until removal,
                            resignation or
                            retirement*

W. Humphrey Bogart (63)     Trustee since 2004     Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-
                                                   2003); Board Member, Baylor University Medical Center Foundation (1992-
                                                   2004); President and CEO, Allmerica Trust Company, NA (1996-1997); President
                                                   and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice
                                                   President of Regional Centers, Fidelity Investments (1988-1995); Trustee,
                                                   American Beacon Mileage Funds (2004-Present); Trustee, American Beacon
                                                   Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-
                                                   Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                              POSITION, TERM OF
                              OFFICE AND LENGTH
                               OF TIME SERVED
NAME, AGE AND ADDRESS          WITH THE TRUST          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------       --------------------   -----------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
(CONT.)

Brenda A. Cline (46)        Trustee since 2004     Executive Vice President, Chief Financial Officer, Treasurer and Secretary,
                                                   Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University
                                                   (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children's
                                                   Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-
                                                   Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee,
                                                   American Beacon Select Funds (2004-Present); Trustee, American Beacon
                                                   Master Trust (2004-Present).

Richard A. Massman (64)     Trustee since 2004     Senior Vice President and General Counsel, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching, and venture capital activities) (1994-Present);
                                                   Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American
                                                   Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust
                                                   (2004-Present).

Stephen D. O'Sullivan       Trustee since 1987     Consultant (1994-Present); Trustee, American Beacon Mileage Funds (1995-
(72)                                               Present); Trustee, American Beacon Select Funds (1999-Present); Trustee,
                                                   American Beacon Master Trust (1995-Present).

R. Gerald Turner (61)       Trustee since 2001     President, Southern Methodist University (1995-Present); Director, ChemFirst
225 Perkins Admin. Bldg.                           (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director,
Southern Methodist Univ.                           California Federal Preferred Capital Corp. (2001-2003); Director, Kronus
Dallas, Texas 75275                                Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First
                                                   Broadcasting Investment Partners, LLC (2003-Present); Member, United Way of
                                                   Dallas Board of Directors; Member, Salvation Army of Dallas Board of Directors;
                                                   Member, Methodist Hospital Advisory Board; Member, Knight Commission on
                                                   Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-
                                                   Present); Trustee, American Beacon Select Funds (2001-Present); Trustee,
                                                   American Beacon Master Trust (2001-Present).

Kneeland Youngblood (51)    Trustee since 1996     Managing Partner, Pharos Capital Group, LLC (a private equity firm) (1998-
100 Crescent Court          Chairman since         Present); Director, Burger King Corporation (2004-Present); Director, Gap, Inc.
Suite 1740                  2005                   (2006-Present); Trustee, City of Dallas, Texas Employee Retirement Fund (2004-
Dallas, Texas 75201                                Present); Trustee, The Hockaday School (1997-2005); Director, Starwood Hotels
                                                   and Resorts (2001-Present); Member, Council on Foreign Relations (1995-
                                                   Present); Director, Just For the Kids (1995-2001); Director, L&B Realty Advisors
                                                   (1998-2000); Trustee, Teachers Retirement System of Texas (1993-1999);
                                                   Director, Starwood Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                   Texas (2002-Present); Trustee, American Beacon Mileage Funds (1996- Present);
                                                   Trustee, American Beacon Select Funds (1999-Present); Trustee, American
                                                   Beacon Master Trust (1996-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                              POSITION, TERM OF
                              OFFICE AND LENGTH
                               OF TIME SERVED
NAME, AGE AND ADDRESS          WITH THE TRUST          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------       --------------------   -----------------------------------------------------------------------------
OFFICERS                            Term
                            One Year

Rosemary K. Behan (48)      VP, Secretary and      Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-
                            Chief Legal Officer    Present); Assistant General Counsel, First Command Financial Planning, Inc.
                            since 2006             (2004-2006); Enforcement Attorney (2002-2004) and Branch Chief (2000-2002),
                                                   Securities and Exchange Commission.

Brian E. Brett (47)         VP since 2004          Vice President, Director of Sales and Marketing, American Beacon Advisors,
                                                   Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC
                                                   (investment advisor) (1996-2004).

Wyatt Crumpler (41)         VP since 2007          Vice President, Trust Investments, American Beacon Advisors, Inc. (2007-
                                                   Present); Managing Director of Corporate Accounting (2004-2007), Director of IT
                                                   Strategy and Finance (2002-2004), American Airlines, Inc.

Michael W. Fields (53)      VP since 1989          Vice President, Fixed Income Investments, American Beacon Advisors, Inc.
                                                   (1988-Present).

Rebecca L. Harris (40)      Treasurer since        Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).
                            1995

Christina E. Sears (36)     Chief Compliance       Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present);
                            Officer since 2004     Senior Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).
                            and Asst.
                            Secretary since
                            1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn, Feld and Herring are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman and CEO of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors. Mr. Herring is President of the Manager.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                        (AMERICAN BEACON FUNDS(SM) LOGO)


DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

              (GRAPHIC)                                 (GRAPHIC)
             BY E-MAIL:                              ON THE INTERNET:
 american_beacon.funds@ambeacon.com                     Visit our
                                         website at www.americanbeaconfunds.com

              (GRAPHIC)                                 (GRAPHIC)
            BY TELEPHONE:                               BY MAIL:
         Institutional Class                      American Beacon Funds
         Call (800) 658-5811                         P.O. Box 219643
           AMR Class(SM)                       Kansas City, MO 64121-9643
         Call (800) 345-2345
PlanAhead Class(R) and Service Class
         Call (800) 388-3344


           AVAILABILITY OF                          AVAILABILITY OF
    QUARTERLY PORTFOLIO SCHEDULES            PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967- 9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN               TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING        FORESIDE FUND SERVICES
TRUST                   SERVICES                FIRM                     Portland, Maine
Boston, Massachusetts   Kansas City, Missouri   ERNST & YOUNG LLP
                                                Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon International Equity Fund is a service mark of American Beacon Advisors, Inc.

                                                                       AR/10//07
                                                                          541120

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                 ANNUAL REPORT

                                   (GRAPHIC)

October 31, 2007

LARGE CAP VALUE FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message................................................            1
Market and Performance Overview....................................            2
Schedule of Investments............................................            7
Additional Information.............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

AMERICAN BEACON FUNDS                                           October 31, 2007

(PHOTO OF DOUGLAS G. HERRING)

FELLOW SHAREHOLDERS,

     I am pleased to present to you the American Beacon Large Cap Value Fund Annual Report for the twelve months ended October 31, 2007. Please review the enclosed material carefully, as it includes important information about the Fund.

     After a number of years of steady returns, volatility returned to the U.S. equity markets toward the end of the fiscal year. The change in the investment environment was led by a crisis in the housing sector, due to several years of lax lending standards, and then began to spill over into the financial sector during the summer months. Despite the increased volatility, U.S. large cap stocks continued to perform well for the period, with the S&P 500 Index and Dow Jones Industrial Average reporting one-year returns of 14.56% and 17.96%, respectively, as of October 31, 2007.

     The Fund's Institutional Class reported an impressive annualized return of 13.76% for the one-year period ended October 31, 2007. The Fund's performance continued to exceed that of the Lipper Large-Cap Value Funds Index.

     The turmoil in the U.S. equity markets continued after the close of the Fund's fiscal year and is likely to continue over the shorter term. However, we believe the Fund's fundamental value investment philosophy and lower than average expense ratio will continue to serve the Fund well over the longer term.

     As always, we appreciate the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Large Cap Value Fund.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2007 (UNAUDITED)

     After increasing short-term rates 17 times from 1.00% in June 2004 to 5.25% in June 2006, the Federal Reserve (the "Fed"), led by new chairman Ben Bernanke, left rates unchanged over the remainder of 2006. This "inaction," combined with a sharp decline in oil prices, and further declines in long-term interest rates, led to a strong stock market rally that carried through the end of 2006.

     This was followed by a brief mid-quarter correction in the first quarter of 2007, ignited by subprime mortgage concerns and a sharp fall in the global markets. However, equity prices rallied near the end of the quarter as the Fed voiced some concerns over economic growth while continuing to emphasize inflation risk, leading to a positive-shaped yield curve for the first time in seven months. As measured by the various Russell indices, value and growth stocks performed in line with each other in the first quarter, with larger companies underperforming both mid-cap and smaller companies. Seven of the ten sectors in the broad-market S&P 500 Index advanced in the quarter with Utilities and Materials leading the way. The worst performing sector, Financials, declined as the market reacted to the subprime mortgage news.

     During the second quarter of 2007, U.S. equity markets absorbed the news of a slowing housing market, higher energy prices, rising long-term interest rates, and diminished expectations for a cut in short-term rates. Equity prices were fueled by private investors' attraction to strong corporate cash flows, liquid balance sheets, and the low cost of buyout financing. All of the major stock indices gained during the quarter, with the S&P 500 Index finally reaching a new high, breaking the one set in March 2000. Reversing the trend of the prior 18 months, growth stocks outperformed their value counterparts while large cap stocks outperformed mid-cap and small cap equities. With the exception of the Utilities sector, each of the remaining nine sectors in the broad-market S&P 500 Index advanced during the quarter. The performance disparity between the sectors was pronounced, reinforcing the importance of portfolio diversification. Investors favored the Energy and Information Technology sectors, both of which gained more than 10% during the quarter. Consumer Staples and Financials, along with the aforementioned Utilities sector, were the laggards.

     The economic events of the third quarter made for jittery financial markets. However, even in the face of a slowing housing industry, the subprime mortgage spillover, a falling dollar, and a world-wide credit squeeze, most equity markets in the U.S. maintained their solid performance through the third quarter of 2007. After continuing to drive down stock prices in July, investors returned to the stock market in force in late August. The rally continued in September, spurred by the Fed's decision to cut interest rates for the first time in more than four years. The lower cost of borrowed funds, a strong worldwide economy and solid corporate performance were significant drivers of the market upturn. The quarter was characterized by high variability, market capitalization, and investment style, as the Russell 1000(R) Value Index declined while the NASDAQ Composite Index advanced. During the third quarter, growth stocks continued to outperform their value counterparts in the Russell indices and remained ahead. Large companies clearly were in favor during the quarter, with the Russell 1000 Index showing positive returns while mid-cap and small cap issues declined. As was the case in the previous quarter, the Energy, Information Technology and Industrials sectors led the way in performance during the third quarter. Reflecting the unease in the housing and credit markets, both the Financials and Consumer Discretionary sectors declined during the quarter.

     The month of October lived up to its volatile history. While worries over housing weakness, the credit crunch, and decreases in earnings expectations provided powerful ammunition for the "bears," monetary policy and continued economic gains enabled the "bulls" to propel markets higher. Market gains were broad based with all of the major markets advancing during the month. Even with the U.S. economy continuing to display very impressive resilience, "to forestall some of the adverse effects on the broader economy," the Fed cut interest rates by 25 basis points (0.25%) to 4.50% at its October 31st meeting.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The Institutional Class of the Large Cap Value Fund returned 13.76% for the twelve months ended October 31, 2007. The Fund outperformed the S&P 500/Citigroup Value Index (the "Index") return of 13.55% and the Lipper Large-Cap Value Funds Index return of 12.58%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/97 THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

                                           ANNUALIZED TOTAL RETURNS     VALUE OF
                                            PERIODS ENDED 10/31/07      $10,000
                                         ---------------------------   10/31/97-
                                         1 YEAR   5 YEARS   10 YEARS    10/31/07
                                         ------   -------   --------   ---------
Institutional Class(1,4) ............     13.76%   18.91%     8.92%     $23,492
PlanAhead Class(1,4) ................     13.46%   18.61%     8.62%      22,587
Service Class(1,2,4) ...............      13.16%   18.46%     8.55%      22,713
AMR Class(1,4).......................     14.03%   19.23%     9.20%      24,107
Lipper Large-Cap Value Funds
   Index(3)...........................    12.58%   14.59%     7.17%      19,996
Linked S&P 500/Citigroup Value
   Index(3)...........................    13.55%   16.67%     8.03%      21,659
Russell 1000 Value Index (3)..........    10.83%   16.39%     9.11%      23,920

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class up to 6/1/05, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence through the periods for the entirety of the periods.

3. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The Linked S&P 500/Citigroup Value Index represents returns of the S&P 500/Barra Value Index ("Barra Index") up to 10/31/05 and the S&P 500/Citigroup Value Style Index ("Citigroup Index") thereafter. The Barra Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Citigroup Index is a market value weighted index of stocks in the S&P 500 that score highest based on an average of book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio, and dividend yield, representing 50% of the total market value of the S&P 500. Russell 1000 Value Index is a registered trademark of the Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index. Effective November 1, 2007, the Fund's benchmark will change from the Linked S&P 500/Citigroup Value Index to the Russell 1000 Value Index, as it is a more widely accepted benchmark for large cap value stocks.

4. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.62%, 0.87%, 1.11% and 0.36%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund outperformed the Index primarily through sector allocation, and to a lesser extent through stock selection. During the course of the year the Fund was, on average, underweight in the Financials sector, which was the worst performing sector in the Index. This underweight was responsible for most of the Fund's excess performance.

     From a stock selection standpoint, the Fund had good stock selection in the Information Technology, Industrials, and Telecommunication Services sectors. The companies with the greatest impact in the Information Technology sector were Apple Computer (up 134.3%) and Nokia (up 103.0%). In the Industrials sector, Deere (up 84.8%), Honeywell International (up 46.2%), and Textron

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

(up 54.7%) were the largest contributors. In the Telecommunication Services sector, Verizon Communications (up 34.7%) and Vodafone (up 58.8%) were responsible for most of the excess performance. Positive stock selection in the Utilities, Materials, and Energy sectors also added value to the Fund's relative performance. Poor stock selection in the Health Care sector, mostly in Pfizer (down 3.7% for the period the Fund owned the security) and Astrazeneca (down 13.7%), and in the Consumer Discretionary sector, primarily in Warner Music (down 59.4%), JC Penney (down 24.5%), and Centex (down 51.9% for the period the Fund owned the security), detracted value relative to the Index but not enough to offset the positive impact from the afore-mentioned sectors.

     The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

TOP TEN HOLDINGS

                                            % OF
                                         NET ASSETS
                                         ----------
ConocoPhillips                              3.3%
AT&T, Inc.                                  2.9%
International Business Machines Corp.       2.5%
Bank of America Corp.                       2.3%
JPMorgan Chase & Co.                        2.2%
Citigroup, Inc.                             2.0%
American International Group, Inc.          1.8%
Verizon Communications, Inc.                1.8%
Baxter International, Inc.                  1.6%
Imperial Tobacco Group plc                  1.6%

SECTOR ALLOCATION

                                           % OF
                                         EQUITIES
                                         --------
Financials                                 23.9%
Industrials                                13.3%
Health Care                                10.8%
Consumer Staples                           10.8%
Information Technology                     10.4%
Consumer Discretionary                      8.9%
Energy                                      8.8%
Telecommunication Services                  5.6%
Utilities                                   4.7%
Materials                                   2.8%

FUND EXPENSES
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2007 through October 31, 2007.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                         Beginning     Ending
                                          Account     Account     Expenses Paid
                                           Value       Value      During Period*
                                           5/1/07     10/31/07   5/1/07-10/31/07
                                         ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                                   $1,000.00   $1,033.34        $3.08
Hypothetical                             $1,000.00   $1,022.18        $3.06
   (5% return before expenses)
PLANAHEAD CLASS
Actual                                   $1,000.00   $1,032.01        $4.30
Hypothetical                             $1,000.00   $1,020.97        $4.28
   (5% return before expenses)
SERVICE CLASS

Actual                                   $1,000.00   $1,030.46        $5.58
Hypothetical                             $1,000.00   $1,019.71        $5.55
   (5% return before expenses)
AMR CLASS

Actual                                   $1,000.00   $1,034.89        $1.69
Hypothetical                             $1,000.00   $1,023.54        $1.68
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.60%, 0.84%, 1.09% and 0.33% for the Institutional, PlanAhead, Service and AMR classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of American Beacon Large Cap Value Fund and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statement of assets and liabilities of American Beacon Large Cap Value Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Large Cap Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP

Dallas, Texas
December 21, 2007

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                          SHARES         VALUE
                                                       ------------   ----------
                                                         (DOLLARS IN THOUSANDS)
COMMON STOCKS - 95.05%
CONSUMER DISCRETIONARY - 8.43%
HOTELS, RESTAURANTS & LEISURE - 1.49%
   Carnival Corp. ..................................      1,727,900   $   82,904
   Wyndham Worldwide Corp. .........................      1,454,580       47,754
                                                                      ----------
                                                                         130,658
                                                                      ----------
HOUSEHOLD DURABLES - 1.52%
   Centex Corp. + ..................................        603,300       15,119
   Fortune Brands, Inc. ............................        431,800       36,172
   Koninklijke (Royal) Philips Electronics NV ......         75,366        3,116
   Lennar Corp. + ..................................        382,300        8,735
   Matsushita Electric Industrial Co. Ltd., ADR ....      2,579,000       49,388
   Newell Rubbermaid, Inc. .........................        227,800        6,643
   Pulte Homes, Inc. + .............................        915,000       13,578
                                                                      ----------
                                                                         132,751
                                                                      ----------
MEDIA - 1.99%
   CBS Corp. + .....................................        819,800       23,528
   Idearc, Inc. + ..................................        191,500        5,167
   Interpublic Group of Cos., Inc. ## + ............      1,340,900       13,878
   R.H. Donnelley Corp. ## + .......................        186,400       10,224
   Time Warner, Inc. + .............................      3,502,000       63,947
   Walt Disney Co. Ltd. ............................        978,600       33,889
   Warner Music Group Corp. + ......................      2,322,000       23,638
                                                                      ----------
                                                                         174,271
                                                                      ----------
MULTILINE RETAIL - 1.98%
   J.C. Penney Company, Inc. + .....................      1,261,000       70,919
   Macy's, Inc. ....................................      1,118,012       35,810
   Target Corp. ....................................        632,200       38,792
   Wal-Mart Stores, Inc. ...........................        614,900       27,799
                                                                      ----------
                                                                         173,320
                                                                      ----------
SPECIALTY RETAIL - 1.45%
   Gap, Inc. .......................................        731,500       13,825
   Home Depot, Inc. + ..............................      3,330,867      104,956
   Liz Claiborne, Inc. + ...........................        302,500        8,612
                                                                      ----------
                                                                         127,393
                                                                      ----------
TOTAL CONSUMER DISCRETIONARY .......................                     738,393
                                                                      ----------
CONSUMER STAPLES - 10.28%
BEVERAGES - 1.56%
   Diageo plc, ADR .................................      1,490,500      136,753
                                                                      ----------
FOOD & DRUG RETAILING - 1.65%
   Safeway, Inc. + .................................      2,267,400       77,091
   Sysco Corp. + ...................................      1,968,000       67,483
                                                                      ----------
                                                                         144,574
                                                                      ----------

                                                          SHARES         VALUE
                                                       ------------   ----------
                                                         (DOLLARS IN THOUSANDS)
FOOD PRODUCTS - 2.25%
   Archer-Daniels-Midland Co. ......................      1,918,000   $   68,626
   General Mills, Inc. .............................        136,400        7,874
   Kellogg Co. + ...................................      1,129,000       59,600
   Kraft Foods, Inc. ...............................      1,822,013       60,874
                                                                      ----------
                                                                         196,974
                                                                      ----------
PERSONAL PRODUCTS - 0.75%
   L'Oreal SA ......................................      2,520,000       65,923
                                                                      ----------
TOBACCO - 4.07%
   Altria Group, Inc. ..............................      1,470,400      107,236
   Imperial Tobacco Group plc, ADR .................      1,374,000      139,654
   UST, Inc. + .....................................      2,062,000      109,946
                                                                      ----------
                                                                         356,836
                                                                      ----------
TOTAL CONSUMER STAPLES .............................                     901,060
                                                                      ----------
ENERGY - 8.37%
ENERGY EQUIPMENT & SERVICES - 0.94%
   Weatherford International Ltd. ## + .............      1,265,000       82,111
                                                                      ----------
OIL & GAS - 7.43%
   Chevron Corp. ...................................        943,062       86,300
   ConocoPhillips ..................................      3,452,396      293,315
   Devon Energy Corp. ..............................      1,070,500       99,985
   Duke Energy Corp. ...............................      2,365,600       45,348
   Occidental Petroleum Corp. ......................      1,527,400      105,467
   Royal Dutch Shell plc, ADR ......................        169,500       14,789
   Sunoco, Inc. ....................................         85,800        6,315
                                                                      ----------
                                                                         651,519
                                                                      ----------
TOTAL ENERGY .......................................                     733,630
                                                                      ----------
FINANCIALS - 22.68%
BANKS - 5.88%
   Bank of America Corp. ...........................      4,252,078      205,290
   Comerica, Inc. + ................................        120,500        5,625
   First Horizon National Corp. + ..................        254,600        6,640
   KeyCorp .........................................        105,700        3,007
   National City Corp. + ...........................        272,200        6,601
   SunTrust Banks, Inc. ............................        231,500       16,807
   U.S. Bancorp ....................................      1,405,160       46,595
   UnionBanCal Corp. ...............................         56,100        3,030
   Wachovia Corp. ..................................      1,218,700       55,731
   Washington Mutual, Inc. + .......................      2,073,400       57,806
   Wells Fargo & Co. + .............................      3,182,550      108,239
                                                                      ----------
                                                                         515,371
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                          SHARES         VALUE
                                                       ------------   ----------
                                                         (DOLLARS IN THOUSANDS)
DIVERSIFIED FINANCIALS - 10.54%
   Bear Stearns Cos., Inc. + .......................        862,450   $   97,974
   Capital One Financial Corp. .....................        260,500       17,086
   Charles Schwab Corp. ............................      3,426,000       79,620
   Citigroup, Inc. .................................      4,168,338      174,653
   Discover Financial Services + ...................        642,150       12,394
   Federal Home Loan Mortgage Corp. ................        324,300       16,938
   Federal National Mortgage Association ...........        378,700       21,601
   Goldman Sachs Group, Inc. .......................        190,100       47,130
   JP Morgan Chase & Co. ...........................      4,023,998      189,128
   Merrill Lynch & Co., Inc. .......................        473,300       31,247
   Mitsubishi UFJ Financial Group, Inc., ADR .......      5,000,000       49,800
   Morgan Stanley Dean Witter & Co. ................      1,539,200      103,527
   SLM Corp. .......................................      1,751,600       82,606
                                                                      ----------
                                                                         923,704
                                                                      ----------
INSURANCE - 6.17%
   ACE Ltd. ........................................        960,100       58,192
   Aflac, Inc. + ...................................      1,189,000       74,645
   Allstate Corp. ..................................        332,128       17,403
   American International Group, Inc. ..............      2,553,300      161,164
   Conseco, Inc. ## + ..............................        364,800        5,760
   Genworth Financial, Inc. ........................        644,000       17,581
   Hartford Financial Services Group, Inc. .........        189,350       18,373
   MetLife, Inc. ...................................        768,900       52,939
   Travelers Companies, Inc. .......................        914,300       47,736
   UnumProvident Corp. .............................        384,600        8,977
   XL Capital Ltd. .................................      1,086,900       78,202
                                                                      ----------
                                                                         540,972
                                                                      ----------
REAL ESTATE - 0.09%
   St. Joe Co. + ...................................        229,400        7,768
                                                                      ----------
TOTAL FINANCIALS ...................................                   1,987,815
                                                                      ----------
HEALTH CARE - 10.32%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.76%
   Baxter International, Inc. ......................      2,393,000      143,604
   Covidien Ltd. ...................................        258,600       10,758
                                                                      ----------
                                                                         154,362
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES - 2.21%
   Cigna Corp. .....................................      1,092,200       57,330
   Omnicare, Inc. + ................................         57,600        1,699
   UnitedHealth Group, Inc. ........................        526,400       25,872
   Universal Health Services, Inc. .................        961,000       46,849
   WellPoint, Inc. ## ..............................        777,500       61,601
                                                                      ----------
                                                                         193,351
                                                                      ----------
PHARMACEUTICALS - 6.35%
   Amgen, Inc. ## ..................................        296,500       17,230

                                                          SHARES         VALUE
                                                       ------------   ----------
                                                         (DOLLARS IN THOUSANDS)
   AstraZeneca plc, ADR + ..........................        869,900   $   42,712
   Bristol-Myers Squibb Co. ........................      3,332,800       99,951
   Eli Lilly & Co. .................................      1,669,700       90,414
   Hospira, Inc. ## ................................      1,078,000       44,554
   Johnson & Johnson ...............................        418,400       27,267
   Merck & Co., Inc. ...............................        268,300       15,631
   Pfizer, Inc. ....................................      5,447,000      134,051
   Wyeth Corp. .....................................      1,751,400       85,170
                                                                      ----------
                                                                         556,980
                                                                      ----------
TOTAL HEALTH CARE ..................................                     904,693
                                                                      ----------
INDUSTRIALS - 12.63%
AEROSPACE & DEFENSE - 3.71%
   Boeing Co. ......................................      1,413,300      139,337
   Northrop Grumman Corp. + ........................      1,014,700       84,849
   Raytheon Co. ....................................        915,100       58,210
   United Technologies Corp. .......................        561,500       43,005
                                                                      ----------
                                                                         325,401
                                                                      ----------
AIR FREIGHT & COURIERS - 0.32%
   FedEx Corp. .....................................        267,900       27,685
                                                                      ----------
ELECTRICAL EQUIPMENT - 0.65%
   Thomas & Betts Corp. ## + .......................      1,013,000       56,738
                                                                      ----------
INDUSTRIAL CONGLOMERATES - 3.80%
   3M Co. ..........................................        517,700       44,709
   General Electric Co. ............................      2,214,900       91,165
   Honeywell International, Inc. ...................      2,279,725      137,718
   Textron, Inc. ...................................        635,900       44,011
   Tyco International Ltd. .........................        376,200       15,488
                                                                      ----------
                                                                         333,091
                                                                      ----------
MACHINERY - 3.39%
   Caterpillar, Inc. ...............................        718,300       53,592
   Deere & Co. .....................................        624,000       96,658
   Flowserve Corp. .................................         63,500        5,014
   Illinois Tool Works, Inc. + .....................      1,517,600       86,898
   ITT Industries, Inc. ............................        824,300       55,162
                                                                      ----------
                                                                         297,324
                                                                      ----------
TRANSPORTATION INFRASTRUCTURE - 0.76%
   Burlington Northern Santa Fe Corp. ..............        759,900       66,225
                                                                      ----------
TOTAL INDUSTRIALS ..................................                   1,106,464
                                                                      ----------
INFORMATION TECHNOLOGY - 9.85%
COMMUNICATIONS EQUIPMENT - 0.48%
   Nokia Corp., ADR + ..............................      1,064,300       42,274
                                                                      ----------

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                          SHARES         VALUE
                                                       ------------   ----------
                                                         (DOLLARS IN THOUSANDS)
COMPUTERS & PERIPHERALS - 5.41%
   Apple Computer, Inc. ## .........................        700,000   $  132,965
   Hewlett-Packard Co. .............................      2,332,400      120,538
   International Business Machines Corp. ...........      1,899,000      220,512
                                                                      ----------
                                                                         474,015
                                                                      ----------
ELECTRICAL EQUIPMENT - 0.57%
   Molex, Inc. + ...................................      1,827,000       50,052
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.57%
   Intel Corp. .....................................      1,172,900       31,551
   Tyco Electronics Ltd. ...........................        512,100       18,267
                                                                      ----------
                                                                          49,818
                                                                      ----------
IT CONSULTING & SERVICES - 0.34%
   Electronic Data Systems Corp. ...................      1,366,900       29,511
                                                                      ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.63%
   Texas Instruments, Inc. .........................      1,690,000       55,094
                                                                      ----------
SOFTWARE - 1.85%
   CA, Inc. + ......................................      1,341,303       35,478
   Microsoft Corp. .................................        852,400       31,377
   Oracle Corp. ## .................................      4,308,400       95,517
                                                                      ----------
                                                                         162,372
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY .......................                     863,136
                                                                      ----------
MATERIALS - 2.67%
CHEMICALS - 2.67%
   Air Products & Chemicals, Inc. + ................      1,128,700      110,443
   Dow Chemical Co. + ..............................        501,000       22,565
   E. I. du Pont de Nemours & Co. + ................      1,557,100       77,092
   PPG Industries, Inc. ............................        319,900       23,910
                                                                      ----------
                                                                         234,010
                                                                      ----------
PAPER & FOREST PRODUCTS - 0.00%
   Sappi Ltd., ADR + ...............................         25,500          390
                                                                      ----------
TOTAL MATERIALS ....................................                     234,400
                                                                      ----------
TELECOMMUNICATION SERVICES - 5.35%
DIVERSIFIED TELECOMMUNICATION - 5.35%
   AT&T, Inc. ......................................      6,010,152      251,164
   Verizon Communications, Inc. ....................      3,433,146      158,165
   Vodafone Group plc, ADR .........................      1,509,949       59,296
                                                                      ----------
TOTAL TELECOMMUNICATION SERVICES ...................                     468,625
                                                                      ----------

                                                          SHARES         VALUE
                                                       ------------   ----------
                                                         (DOLLARS IN THOUSANDS)
UTILITIES - 4.47%
ELECTRIC UTILITIES - 3.70%
   CenterPoint Energy, Inc. + ......................      1,230,300   $   20,620
   Dominion Resources, Inc. + ......................      1,432,600      131,269
   Entergy Corp. ...................................        597,700       71,646
   Exelon Corp. ....................................        960,900       79,544
   FPL Group, Inc. .................................        114,400        7,827
   Public Service Enterprise Group, Inc. ...........        146,400       13,996
                                                                      ----------
                                                                         324,902
                                                                      ----------
GAS UTILITIES - 0.77%
   Spectra Energy Corp. ............................      2,587,700       67,228
                                                                      ----------
TOTAL UTILITIES ....................................                     392,130
                                                                      ----------
TOTAL COMMON STOCKS ................................                   8,330,346
                                                                      ----------
SHORT TERM INVESTMENTS - 4.81%
   American Beacon Money Market Select Fund ++ .....    389,577,626      389,578

                                                            PAR
                                                          AMOUNT
                                                       ------------
   United States Treasury Bill,
      3.873%, Due 12/6/2007 # ......................   $     32,145       32,014
                                                                      ----------
TOTAL SHORT TERM INVESTMENTS .......................                     421,592
                                                                      ----------

                                                          SHARES
                                                       ------------
SECURITIES LENDING COLLATERAL - 4.92%
   American Beacon Cash Plus Trust ++ ..............    310,862,713      310,863
   American Beacon Money Market Select Fund ++ .....    120,142,850      120,143
                                                                      ----------
TOTAL SECURITIES LENDING COLLATERAL ................                     431,006
                                                                      ----------
TOTAL INVESTMENTS 104.78% - (COST $8,178,249) ......                   9,182,944
LIABILITIES, NET OF OTHER ASSETS - (4.78%) .........                    (418,544)
                                                                      ----------
TOTAL NET ASSETS - 100.00% .........................                  $8,764,400
                                                                      ==========

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2007.

++   The Fund/Trust is affiliated by having the same investment advisor.

# At October 31, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                     UNREALIZED
                               NUMBER OF   EXPIRATION    MARKET     APPRECIATION/
                               CONTRACTS      DATE        VALUE    (DEPRECIATION)
                               ---------   ----------   --------   --------------
Emini S&P 500 Index ........     5,498      Dec 2007    $427,442       $4,378
                                                        ========       ======

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value (A,C) ............................   $  8,362,361
   Investments in affiliated securities, at value (B) ................................        820,583
   Receivable for investments sold ...................................................          2,881
   Dividends and interest receivable .................................................         11,900
   Receivable for fund shares sold ...................................................          9,339
   Receivable for tax reclaims .......................................................             75
   Receivable for variation margin on open futures contracts .........................          5,119
   Prepaid expenses ..................................................................             69
                                                                                         ------------
      TOTAL ASSETS ...................................................................      9,212,327
                                                                                         ------------
LIABILITIES:
   Payable for investments purchased .................................................          2,438
   Payable upon return of securities loaned ..........................................        431,005
   Payable for fund shares redeemed ..................................................          4,814
   Management and investment advisory fees payable (Note 2) ..........................          5,883
   Administrative service and service fees payable ...................................          2,768
   Other liabilities .................................................................          1,019
                                                                                         ------------
      TOTAL LIABILITIES ..............................................................        447,927
                                                                                         ------------
NET ASSETS ...........................................................................   $  8,764,400
                                                                                         ============
ANALYSIS OF NET ASSETS:
Paid-in-capital ......................................................................      7,422,137
   Undistributed net investment income ...............................................         98,502
   Accumulated net realized gain .....................................................        234,688
   Unrealized appreciation of investments, futures contracts, and foreign currency ...      1,009,073
                                                                                         ------------
NET ASSETS ...........................................................................   $  8,764,400
                                                                                         ============
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class ...............................................................     95,795,067
                                                                                         ============
   PlanAhead Class ...................................................................    209,354,868
                                                                                         ============
   Service Class .....................................................................      4,042,239
                                                                                         ============
   AMR Class .........................................................................     37,689,968
                                                                                         ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class ...............................................................   $      26.03
                                                                                         ============
   PlanAhead Class ...................................................................   $      24.83
                                                                                         ============
   Service Class .....................................................................   $      24.70
                                                                                         ============
   AMR Class .........................................................................   $      25.80
                                                                                         ============
----------
(A)  Cost of investments in unaffiliated securities ..................................   $  7,357,665
(B)  Cost of investments in affiliated securities ....................................   $    820,583
(C)  Market value of securities on loan ..............................................   $    521,220

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2007 (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from unaffiliated securities (net of foreign taxes)* ..   $ 145,941
   Dividend income from affiliated securities ............................      21,288
   Interest income .......................................................       1,275
   Income derived from securities lending, net ...........................         969
                                                                             ---------
         TOTAL INVESTMENT INCOME .........................................     169,473
                                                                             ---------
EXPENSES:
   Management and investment advisory fees (Note 2) ......................      19,983
   Administrative service fees (Note 2):
      Institutional Class ................................................       4,348
      PlanAhead Class ....................................................      10,497
      Service Class ......................................................         179
   Transfer agent fees:
      Institutional Class ................................................         234
      PlanAhead Class ....................................................         237
      Service Class ......................................................           5
   AMR Class .............................................................          52
   Custody and fund accounting fees ......................................         583
   Professional fees .....................................................         151
   Registration fees and expenses ........................................         298
   Service fees:
      PlanAhead Class (Note 2) ...........................................      10,497
      Service Class (Note 2) .............................................         179
   Distribution fees - Service Class (Note 2) ............................         179
   Prospectus and shareholder reports ....................................         920
   Other expenses ........................................................         628
                                                                             ---------
         TOTAL EXPENSES ..................................................      48,970
                                                                             ---------
   Net fees recouped by Manager (Note 2) .................................           2
                                                                             ---------
         NET EXPENSES ....................................................      48,972
                                                                             ---------
NET INVESTMENT INCOME ....................................................     120,501
                                                                             ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ........................................................     216,206
      Commission recapture (Note 1) ......................................         570
      Futures contracts ..................................................      38,056
   Change in net unrealized appreciation or depreciation of:
      Investments ........................................................     460,106
      Futures contracts ..................................................      (1,240)
                                                                             ---------
         NET GAIN ON INVESTMENTS .........................................     713,698
                                                                             ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................   $ 834,199
                                                                             =========
   * Foreign taxes .......................................................   $     358

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)

                                                                           Year Ended    Year Ended
                                                                          October 31,   October 31,
                                                                              2007          2006
                                                                          -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ..............................................   $   120,501    $   52,939
   Net realized gain on investments, futures contracts, and foreign
      currency transactions ...........................................       254,832       121,664
   Change in net unrealized appreciation or (depreciation) of investments, futures contracts, and foreign currency
      translations ....................................................       458,866       339,128
                                                                          -----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................       834,199       513,731
                                                                          -----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class .............................................       (14,678)       (2,811)
      PlanAhead Class .................................................       (35,816)       (9,026)
      Service Class ...................................................          (422)         (183)
      AMR Class .......................................................       (13,818)      (12,219)
   Net realized gain on investments:
      Institutional Class .............................................       (28,455)       (8,282)
      PlanAhead Class .................................................       (78,015)      (28,149)
      Service Class ...................................................        (1,093)         (544)
      AMR Class .......................................................       (23,934)      (32,018)
                                                                          -----------    ----------
         NET DISTRIBUTIONS TO SHAREHOLDERS ............................      (196,231)      (93,232)
                                                                          -----------    ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ......................................     4,667,772     3,041,055
   Reinvestment of dividends and distributions ........................       185,535        88,860
   Cost of shares redeemed ............................................    (1,336,091)     (528,489)
                                                                          -----------    ----------
         NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...     3,517,216     2,601,426
                                                                          -----------    ----------
NET INCREASE IN NET ASSETS ............................................     4,155,184     3,021,925
                                                                          -----------    ----------
NET ASSETS:
   Beginning of period ................................................     4,609,216     1,587,291
                                                                          -----------    ----------
   END OF PERIOD * ....................................................   $ 8,764,400    $4,609,216
                                                                          ===========    ==========
*Includes undistributed net investment income of ......................   $    98,502    $   42,693
                                                                          ===========    ==========

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the "Fund"), a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:                                                       SERVICE AND DISTRIBUTIONS FEES:
------                -----------                                                       -------------------------------
INSTITUTIONAL CLASS   Investors making an initial investment of $2 million              Administrative Service Fee - 0.25%
PLANAHEAD CLASS       General public and investors investing through an intermediary    Administrative Service Fee - 0.25%
                                                                                                       Service Fee - 0.25%
SERVICE CLASS         Investors investing through an intermediary                       Administrative Service Fee - 0.25%
                                                                                                       Service Fee - 0.25%
                                                                                                  Distribution Fee - 0.25%
AMR CLASS             Investors in the tax-exempt retirement and benefit plans of AMR
                      Corporation and its affiliates                                    N/A

     Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from independent brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust's Board of Trustees (the "Board").

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

     The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

     Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Recently Issued Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager does not anticipate the adoption of FIN 48 to have a material impact on the financial statements.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the Manager does not believe the adoption of FAS 157 will materially impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors that have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2007 were as follows (dollars in thousands):

                            AMOUNTS PAID TO   NET AMOUNTS
 MANAGEMENT    MANAGEMENT      INVESTMENT     RETAINED BY
  FEE RATE         FEE          ADVISORS        MANAGER
------------   ----------   ---------------   -----------
0.225%-0.70%     $19,983        $12,958          $7,025

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2007, securities lending fees paid to the Manager were $159,036.

Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

Distribution Plans

     The Fund, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

Investment in Affiliated Funds

     The Fund is permitted, pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Fund and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the year ended October 31, 2007, the Manager earned fees from the Affiliated Funds totaling $407,791 on the Fund's direct investment in the Affiliated Funds and $380,346 from the Fund's securities lending collateral invested in the Affiliated Funds.

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

Interfund Lending Program

     Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the year ended October 31, 2007, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

     The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2007, the Manager recouped prior fee waivers totaling $1,617. There are no further fee waivers or reimbursed expenses with respect to the Fund that are subject to potential recovery.

Other

     At October 31, 2007, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned 11% of the Fund.

3. FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows (in thousands):

                                   YEAR ENDED    YEAR ENDED
                                  OCTOBER 31,   OCTOBER 31,
                                      2007          2006
                                  -----------   -----------
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
      Institutional Class .....     $ 20,725      $ 3,517
      PlanAhead Class .........       52,395       11,427
      Service Class ...........       18,904          229
      AMR Class ...............          654       14,949
LONG-TERM CAPITAL GAIN
      Institutional Class .....       22,407        7,576
      PlanAhead Class .........       61,436       25,749
      Service Class ...........       18,849          497
      AMR Class ...............          861       29,288
                                    --------      -------
TOTAL DISTRIBUTIONS PAID ......     $196,231      $93,232
                                    ========      =======

* For tax purposes, short-term capital gains are considered ordinary income distributions

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

     As of October 31, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes ...   $8,194,174
Unrealized appreciation .....................................    1,258,619
Unrealized depreciation .....................................     (269,849)
                                                                ----------
Net unrealized appreciation/(depreciation) ..................      988,770
Undistributed ordinary income ...............................      184,979
Undistributed long-term gain/(loss) .........................      168,442
                                                                ----------
Distributable earnings ......................................   $1,342,191
                                                                ==========

       Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, and dividend reclasses that have been reclassified as of October 31, 2007 (in thousands):

Paid-in-capital ................................................................................   $ (7)
Undistributed net investment income ............................................................     42
Accumulated net realized gain (loss) ...........................................................    (35)
Unrealized appreciation (depreciation) of investments, futures contracts and foreign currency ..     --

4. INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended October 31, 2007 were (in thousands) $4,638,671 and $1,304,003, respectively.

     A summary of the Fund's direct ownership and transactions in Affiliated Funds for the year ended October 31, 2007 is set forth below (in thousands):

                OCTOBER 31, 2006                                OCTOBER 31, 2007
AFFILIATE     SHARES/MARKET VALUE    PURCHASES      SALES     SHARES/MARKET VALUE
---------     -------------------   ----------   ----------   -------------------
Select Fund         $293,666        $7,029,256   $6,933,344         $389,578

5. SECURITIES LENDING

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

     The Fund, the Agent, and the Manager retain 65%, 25%, and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. To the extent that a loan is secured by non-cash collateral, borrowers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent, and the Manager 65%, 25% and 10%, respectively. The Fund also continues to receive income on the securities loaned and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At October 31, 2007, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

  MARKET VALUE OF
SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
------------------   -------------------   ---------------
     $521,220              $101,628            $431,006

     Cash collateral is invested in a joint investment account, which is comprised of an investment in the Affiliated Funds. The allocated amounts have been included as investments in the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statement of Operations.

     Non-cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2007

                                 INSTITUTIONAL CLASS      PLANAHEAD CLASS        SERVICE CLASS          AMR CLASS
                                --------------------   ---------------------   -----------------   -------------------
                                SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT     SHARES     AMOUNT
                                ------   -----------   -------   -----------   ------   --------   -------   ---------
Shares sold .................   63,236   $ 1,576,896   121,583   $ 2,853,467    3,247   $ 76,601     6,477   $ 160,808
Reinvestment of dividends ...    1,548        36,661     4,843       109,645       65      1,477     1,612      37,752
Shares redeemed .............   (9,321)     (233,002)  (30,797)     (739,817)    (996)   (23,714)  (13,926)   (339,558)
                                ------   -----------   -------   -----------    -----   --------   -------   ---------
Net increase (decrease) in
   shares outstanding .......   55,463   $ 1,380,555    95,629   $ 2,223,295    2,316   $ 54,364    (5,837)  $(140,998)
                                ======   ===========   =======   ===========    =====   ========   =======   =========

Year Ended October 31, 2006

                                 INSTITUTIONAL CLASS      PLANAHEAD CLASS        SERVICE CLASS          AMR CLASS
                                --------------------   ---------------------   -----------------   -------------------
                                SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT     SHARES     AMOUNT
                                ------   -----------   -------   -----------   ------   --------   -------   ---------
Shares sold .................   34,068    $ 746,193     98,689   $ 2,075,973    1,451    $30,595     8,618   $ 188,294
Reinvestment of dividends ...      439        9,253      1,715        34,642       36        727     2,125      44,238
Shares redeemed .............   (3,753)     (81,987)   (12,788)     (269,180)    (338)    (7,086)   (8,030)   (170,236)
                                ------    ----------   -------   -----------    -----    -------    ------   ---------
Net increase in shares
   outstanding ..............   30,754    $ 673,459     87,616   $ 1,841,435    1,149    $24,236     2,713   $  62,296
                                ======    ==========   =======   ===========    =====    =======    ======   =========

                      (This page intentionally left blank)

AMERICAN BEACON LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                          Institutional Class                                    PlanAhead Class
                                         Year Ended October 31                                Year Ended October 31
                            -----------------------------------------------    --------------------------------------------------
                               2007      2006      2005     2004      2003       2007        2006       2005      2004      2003
                            ---------  --------  --------  -------  -------    ---------  ----------  --------   -------  -------
Net asset value, beginning
   of period .............. $   23.77  $  21.00  $  18.23  $ 15.62  $ 12.55    $   22.74  $    20.16  $  17.54   $ 15.05  $ 12.09
                            ---------  --------  --------  -------  -------    ---------  ----------  --------  --------  -------
Income from investment
   operations:
   Net investment
      income(A) ...........      0.40      0.31      0.28     0.26     0.25(B)      0.35        0.28      0.27      0.23     0.22(B)
   Net gains (losses) on
      securities
      (both realized and
      unrealized) .........      2.78      3.48      2.74     2.62     3.11(B)      2.63        3.31      2.58      2.49     2.99(B)
                            ---------  --------  --------  -------  -------    ---------  ----------  --------  --------  -------
Total income (loss) from
   investment operations ..      3.18      3.79      3.02     2.88     3.36         2.98        3.59      2.85      2.72     3.21
                            ---------  --------  --------  -------  -------    ---------  ----------  --------  --------  -------
Less distributions:
   Dividends from net
      investment income ...     (0.31)    (0.26)    (0.25)   (0.27)   (0.29)       (0.28)      (0.25)    (0.23)    (0.23)   (0.25)
   Distributions from net
      realized gains on
      securities ..........     (0.61)    (0.76)       --       --       --        (0.61)      (0.76)       --        --       --
                            ---------  --------  --------  -------  -------    ---------  ----------  --------   -------- -------
Total distributions .......     (0.92)    (1.02)    (0.25)   (0.27)   (0.29)       (0.89)      (1.01)    (0.23)    (0.23)   (0.25)
                            ---------  --------  --------  -------  -------    ---------  ----------  --------   -------- -------
Net asset value, end of
   period ................. $   26.03  $  23.77  $  21.00  $ 18.23  $ 15.62    $   24.83  $    22.74  $  20.16   $ 17.54  $ 15.05
                            =========  ========  ========  =======  =======    =========  ==========  ========   ======== =======
Total return ..............     13.76%    18.69%    16.64%   18.59%   27.30%       13.46%      18.44%    16.33%    18.26%   26.99%
                            =========  ========  ========  =======  =======    =========  ==========  ========   ======== =======
Ratios and supplemental
   data:
   Net assets, end of
      period
      (in thousands) ...... $2,493,451 $958,830  $201,111  $48,451  $23,512    $5,198,835 $2,586,410  $526,357   $51,489  $21,331
   Ratios to average net
      assets (annualized):
      Expenses, net of
         waivers ..........      0.59%     0.60%     0.60%    0.66%    0.66%        0.83%       0.85%     0.86%     0.94%    0.95%
      Expenses, before
         waivers ..........      0.59%     0.60%     0.60%    0.66%    0.66%        0.83%       0.85%     0.86%     0.94%    0.95%
      Net investment
         income, net of
         waivers ..........      1.82%     1.86%     1.58%    1.49%    1.88%        1.59%       1.61%     1.30%     1.21%    1.57%
      Net investment income
        (loss), before
        waivers ...........      1.82%     1.86%     1.58%    1.49%    1.88%        1.59%       1.61%     1.30%     1.21%    1.57%
   Portfolio turnover
      rate ................        20%       26%       25%      29%      27%          20%         26%       25%       29%      27%

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

(B) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.20 and 3.16, respectively for Institutional Class and 0.10 and 3.11, respectively for PlanAhead Class.

(C)  Not annualized.

(D)  Annualized.

(E) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

                                    Service Class                             AMR Class
                            ----------------------------- -------------------------------------------------
                               Year Ended         May
                                October 31       31 to                   Year Ended October 31
                            ----------------  October 31, -------------------------------------------------
                              2007     2006       2005      2007       2006      2005      2004      2003
                            -------  -------  -------     --------  ---------  --------  --------  --------
Net asset value, beginning
   of period .............. $ 22.64  $ 20.13  $ 19.33     $  23.55  $   20.78  $  18.02  $  15.44  $  12.40
                            -------  -------  -------     --------  ---------  --------  --------  --------
Income from investment
   operations:
   Net investment
      income(A) ...........    0.28     0.26     0.01         0.45       0.35      0.31      0.30      0.29
   Net gains (losses) on
      securities
      (both realized and
      unrealized) .........    2.62     3.27     0.79         2.76       3.47      2.73      2.58      3.06
                            -------  -------  -------     --------  ---------  --------  --------  --------
Total income (loss) from
   investment operations ..    2.90     3.53     0.80         3.21       3.82      3.04      2.88      3.35
                            -------  -------  -------     --------  ---------  --------  --------  --------
Less distributions:
   Dividends from net
      investment income ...   (0.23)   (0.26)      --        (0.35)     (0.29)    (0.28)    (0.30)    (0.31)
   Distributions from net
      realized gains on
      securities ..........   (0.61)   (0.76)      --        (0.61)     (0.76)       --        --        --
                            -------  -------  -------     --------  ---------  --------  --------  --------
Total distributions .......   (0.84)   (1.02)      --        (0.96)     (1.05)    (0.28)    (0.30)    (0.31)
                            -------  -------  -------     --------  ---------  --------  --------  --------
Net asset value, end of
   period ................. $ 24.70  $ 22.64  $ 20.13     $  25.80  $   23.55  $  20.78  $  18.02  $  15.44
                            =======  =======  =======     ========  =========  ========  ========  ========
Total return ..............   13.16%   18.18%    4.14%(C)    14.03%     19.08%    16.95%    18.89%    27.64%
                            =======  =======  =======     ========  =========  ========  ========  ========
Ratios and supplemental
   data:
   Net assets, end of
      period
      (in thousands) ...... $99,854  $39,077  $11,604     $972,260  $1,024,899 $848,219  $696,206  $598,869
   Ratios to average net
      assets (annualized):
      Expenses, net of
         waivers ..........    1.08%    1.09%    1.14%(D)     0.32%      0.34%     0.35%     0.39%     0.36%
      Expenses, before
         waivers ..........    1.08%    1.09%    1.77%(D)     0.32%      0.34%     0.35%     0.39%     0.36%
      Net investment
         income, net of
         waivers ..........    1.32%    1.39%    1.72%(D)     2.13%      2.18%     1.87%     1.79%     2.13%
      Net investment income
        (loss), before
        waivers ...........    1.32%    1.39%    1.09%(D)     2.13%      2.18%     1.87%     1.79%     2.13%
   Portfolio turnover
      rate ................      20%      26%      25%(E)       20%        26%       25%       29%       27%

AMERICAN BEACON LARGE CAP VALUE FUND
PRIVACY POLICY & FEDERAL TAX INFORMATION
OCTOBER 31, 2007 (UNAUDITED)

PRIVACY POLICY

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

     -    information we receive from you on applications or other forms;

     -    information about your transactions with us or our service providers;
          and

     -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

          For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2007, which is designated as qualifying for the dividends-received deduction, was 46.1%.

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2007, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003 was 66.73%. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

          Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $103,553,763 as long-term capital gain dividends for the tax year ended October 31, 2007.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

          At its May 25, 2007 meeting, the Board of Trustees ("Board" or "Trustees") considered the renewal of the existing Management Agreement between the Manager and the American Beacon Funds on behalf of its Large Cap Value Fund (the "Fund") and each Investment Advisory Agreement between the Manager and a subadvisor. In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

          In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Fund. The Investment Committee held a separate meeting on May 4, 2007 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

          THE TRUSTEES CONSIDERED, AMONG OTHER MATERIALS, RESPONSES BY THE MANAGER AND THE SUBADVISORS TO INQUIRIES REQUESTING:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

     - a copy of the firm's most recent audited or unaudited financial statements as well as its SEC Form ADV registration statement;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund;

     - a description of any payments by the firm to support the Fund's marketing efforts;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the firm or the Fund as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Fund;

     - a description of the scope of portfolio management services provided to the Fund and the firm's other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Fund due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Fund;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a discussion of whether the firm receives, with respect to the Fund, other compensation, including any payment for order flow or ECN liquidity rebates;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements and a certification regarding the reasonable design of the compliance program;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

     -    a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Fund.

          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of the Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and the Fund versus its peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of any revenue sharing activities with respect to the Fund;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Fund pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of the portfolio turnover rate and average execution costs for the Fund and each subadvisor to the Fund; and

     - a description of how expenses that are not readily identifiable to the Fund are allocated.

          The Board also obtained an analysis provided by Lipper that compared:
(i) investment performance of the Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of the Fund versus comparable mutual funds, and (iii) the Fund's investment advisory fees versus comparable mutual funds. The class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to the Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

          The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

          Provided below is an overview of the primary factors the Board considered at its May 25, 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

          In determining whether to approve the continuance of the Management Agreement and the Investment Advisory Agreement, the Trustees considered the best interests of the Fund. In addition, while the Management and Investment Advisory Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management and subadvisory relationships separately. The Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or subadvisor's cost for providing the services and the profitability of the advisory business to the Manager or subadvisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with the Fund.

The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

          Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Fund's product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Fund; the addition of personnel to manage the Fund, promote sales and improve services, including the addition of a separate new information technology (IT) department at the Manager; the high rankings received by the Fund in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios.

          With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Fund, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel.

          Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement.

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding the Fund's investment performance relative to its benchmark indices and peer group. With respect to Lipper data, the Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors.

          Cost of Services and Profits Realized. In analyzing the cost of services and profitability of the Manager and a subadvisor, the Board considered the revenues earned and the expenses incurred by the Manager and those subadvisors that provided such data. The profitability levels were noted at both an individual Fund level and at an aggregate level for all Funds in the complex. The Board also considered that the Management Agreements for the American Beacon Funds stipulate that to the extent that the Fund invests all of its investable assets in another registered investment company, the Fund will not pay the Manager a management fee.

          The Board further considered that the Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Fund and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of the Fund. The Board also noted that the non-Institutional Classes of the Fund maintains higher expense ratios in order to compensate third party distributors but the net fee to the Manager is the same for all Classes.

          In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

did not view this data as imperative to its deliberations given the arm's-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors.

          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates. The Board also noted, for purposes of determining the fee rates chargeable to the Fund, many subadvisors have agreed to take into account other assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Fund is able to receive lower effective fee rates. This fee arrangement also benefits AMR Corporation and its pension plans. The Board also noted that the Fund has experienced substantial recent asset growth.

          The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

          Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules provide for a reasonable sharing of benefits from any economies of scale with the Fund.

          Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the money market portfolios permit institutional investors access to such investments at a more favorable cost and that the Manager's relationship with the Fund and, in particular the money market portfolios, continues to be a significant factor in attracting separate account assets for the Manager. In addition, the Board noted that the Manager provides services to the Trust at a relatively low cost and the benefit plans of AMR Corporation have invested a substantial number of assets in the Fund, which helps reduce costs. The Board also considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Fund.

          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationship with the Fund appears to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS

          The performance comparisons below were made versus the Fund's Lipper peer universe median. References to the Lipper expense group below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. All performance comparisons are for periods ended March 31, 2007, unless otherwise noted.

In considering the renewal of the Management Agreement with respect to the Fund, the Trustees considered the following additional factors: (1) the Fund outperformed its peer universe median for the one-, three-, five-, and ten-year periods; and (2) the actual management fee (including administrative fees) and the total expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.

          In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney and Strauss, Inc. ("Barrow"), Brandywine Global Investment Management, LLC ("Brandywine"), Hotchkis and Wiley Capital Management, LLC ("Hotchkis") and Metropolitan West Capital Management, LLC ("MetWest"), the Trustees considered

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

the following additional factors: (1) each subadvisor outperformed the peer universe median for the one-, three- and five year periods; (2) Barrow, Brandywine and Hotchkis outperformed the peer universe median for the ten-year period; (3) Barrow underperformed one of its market benchmark indexes and outperformed the other index with respect to its allocated portion of the Fund's assets for the one-year period ended December 31, 2006; (4) Brandywine outperformed its market benchmark indexes with respect to its allocated portion of the Fund's assets for all relevant periods ended December 31, 2006; (5) Hotchkis underperformed one of its market benchmark indexes with respect to its allocated portion of the Fund's assets for the one-year period ended December 31, 2006 but outperformed both indexes for the three-, five- and since-inception periods; (6) MetWest outperformed its primary benchmark index with respect to its allocated portion of the Fund's assets for the one-year period; (7) Hotchkis' explanation that its underperformance was primarily due to negative security selection as well as an underweight position in a few strong sectors in 2006; (8) each of the Fund's subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each of the subadvisor's clients, and Hotchkis has further informed the Manager that it uses Fund commissions to obtain third-party research, but there is little or no impact to the Fund; (9) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase; (10) MetWest also represented that it does not charge a lower advisory fee to any other comparable clients; and (11) the Manager's recommendation to continue to retain each subadvisor.

          Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the continued management of the Fund by the Manager and subadvisors and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                              POSITION, TERM OF
                              OFFICE AND LENGTH
                               OF TIME SERVED
NAME, AGE AND ADDRESS          WITH THE TRUST         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------       --------------------   --------------------------------------------------------------------------
INTERESTED TRUSTEES                 Term
                            Lifetime of Trust
                            until removal,
                            resignation or
                            retirement*

William F. Quinn** (59)     Trustee                Chairman and CEO (2006-Present), President (1986-2006) and Director
                            since 1987             (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and
                            President from         Director (1979-1989, 2003- Present), American Airlines Federal Credit
                            1987 to 2007           Union; Director, Crescent Real Estate Equities, Inc.(1994-2007); Director,
                            Executive Vice         Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director
                            President              of Investment Committee, Southern Methodist University Endowment Fund
                            since 2007             (1996-Present); Member, Southern Methodist University Cox School of
                                                   Business Advisory Board (1999-2002); Member, New York Stock Exchange
                                                   Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman
                                                   (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment
                                                   of Employee Benefits; Director, United Way of Metropolitan Tarrant County
                                                   (1988-2000, 2004-Present); Trustee, American Beacon Mileage Funds
                                                   (1995-Present); Trustee, American Beacon Select Funds (1999-Present);
                                                   Trustee, American Beacon Master Trust (1995-Present).

Douglas G. Herring** (50)   Trustee since 2006     President, American Beacon Advisors, Inc. (2006-Present); Vice President
                            Executive Vice         and Controller, American Airlines, Inc. (1998-2006); Chairman
                            President from 2006    (2003-Present) and Director (1995-Present), American Airlines Federal
                            to 2007                Credit Union; Trustee, American Beacon Mileage Funds (2006-Present);
                            President since 2007   Trustee American Beacon Select Funds (2006-Present); Trustee American
                                                   Beacon Master Trust (2006-Present).

Alan D. Feld** (70)         Trustee since 1996     Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present);
                                                   Director, Clear Channel Communications (1984-Present); Trustee,
                                                   CenterPoint Properties (1994- 2006); Member Board of Trustees, Southern
                                                   Methodist University; Member, Board of Visitors, The University of Texas
                                                   M.D. Anderson Cancer Center; Member, Board of Visitors, Zale Lipshy
                                                   Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee,
                                                   American Beacon Select Funds (1999-Present); Trustee, American Beacon
                                                   Master Trust (1996-Present).

NON-INTERESTED TRUSTEES             Term
                            Lifetime of Trust
                            until removal,
                            resignation or
                            retirement*

W. Humphrey Bogart (63)     Trustee since 2004     Consultant, New River Canada Ltd. (mutual fund servicing company)
                                                   (1998-2003); Board Member, Baylor University Medical Center Foundation
                                                   (1992-2004); President and CEO, Allmerica Trust Company, NA (1996-1997);
                                                   President and CEO, Fidelity Investments Southwest Company (1983-1995);
                                                   Senior Vice President of Regional Centers, Fidelity Investments
                                                   (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present);
                                                   Trustee, American Beacon Select Funds (2004-Present); Trustee, American
                                                   Beacon Master Trust (2004-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                              POSITION, TERM OF
                              OFFICE AND LENGTH
                               OF TIME SERVED
NAME, AGE AND ADDRESS          WITH THE TRUST         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------       --------------------   --------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
(CONT.)

Brenda A. Cline (46)        Trustee since 2004     Executive Vice President, Chief Financial Officer, Treasurer and
                                                   Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian
                                                   University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook
                                                   Children's Health Foundation) (2001- 2006); Director, Christian Church
                                                   Foundation (1999-Present); Trustee, American Beacon Mileage Funds
                                                   (2004-Present); Trustee, American Beacon Select Funds (2004- Present);
                                                   Trustee, American Beacon Master Trust (2004-Present).

Richard A. Massman (64)     Trustee since 2004     Senior Vice President and General Counsel, Hunt Consolidated, Inc.
                                                   (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching, and venture capital activities)
                                                   (1994-Present); Trustee, American Beacon Mileage Funds (2004-Present);
                                                   Trustee, American Beacon Select Funds (2004-Present); Trustee, American
                                                   Beacon Master Trust (2004-Present).

Stephen D. O'Sullivan (72)  Trustee since 1987     Consultant (1994-Present); Trustee, American Beacon Mileage Funds
                                                   (1995-Present); Trustee, American Beacon Select Funds (1999-Present);
                                                   Trustee, American Beacon Master Trust (1995-Present).

R. Gerald Turner (61)       Trustee since 2001     President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.                           ChemFirst (1986- 2002); Director, J.C. Penney Company, Inc.
Southern Methodist Univ.                           (1996-Present); Director, California Federal Preferred Capital Corp.
Dallas, Texas 75275                                (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing)
                                                   (2003-Present); Director, First Broadcasting Investment Partners, LLC
                                                   (2003-Present); Member, United Way of Dallas Board of Directors; Member,
                                                   Salvation Army of Dallas Board of Directors; Member, Methodist Hospital
                                                   Advisory Board; Member, Knight Commission on Intercollegiate Athletics;
                                                   Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American
                                                   Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust
                                                   (2001-Present).

Kneeland Youngblood (51)    Trustee since 1996     Managing Partner, Pharos Capital Group, LLC (a private equity firm)
100 Crescent Court          Chairman since         (1998-Present); Director, Burger King Corporation (2004-Present);
Suite 1740                  2005                   Director, Gap, Inc. (2006-Present); Trustee, City of Dallas, Texas
Dallas, Texas 75201                                Employee Retirement Fund (2004-Present); Trustee, The Hockaday School
                                                   (1997-2005); Director, Starwood Hotels and Resorts (2001-Present); Member,
                                                   Council on Foreign Relations (1995-Present); Director, Just For the Kids
                                                   (1995- 2001); Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                   Retirement System of Texas (1993-1999); Director, Starwood Financial Trust
                                                   (1998-2001); Trustee, St. Mark's School of Texas (2002-Present); Trustee,
                                                   American Beacon Mileage Funds (1996- Present); Trustee, American Beacon
                                                   Select Funds (1999-Present); Trustee, American Beacon Master Trust
                                                   (1996-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                              POSITION, TERM OF
                              OFFICE AND LENGTH
                               OF TIME SERVED
NAME, AGE AND ADDRESS          WITH THE TRUST         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------       --------------------   --------------------------------------------------------------------------
OFFICERS                            Term
                            One Year

Rosemary K. Behan (48)      VP, Secretary and      Vice President, Legal and Compliance, American Beacon Advisors, Inc.
                            Chief Legal Officer    (2006- Present); Assistant General Counsel, First Command Financial
                            since 2006             Planning, Inc. (2004-2006); Enforcement Attorney (2002-2004) and Branch
                                                   Chief (2000-2002), Securities and Exchange Commission.

Brian E. Brett (47)         VP since 2004          Vice President, Director of Sales and Marketing, American Beacon Advisors,
                                                   Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC
                                                   (investment advisor) (1996-2004).

Wyatt Crumpler (41)         VP since 2007          Vice President, Trust Investments, American Beacon Advisors, Inc. (2007-
                                                   Present); Managing Director of Corporate Accounting (2004-2007), Director
                                                   of IT Strategy and Finance (2002-2004), American Airlines, Inc.

Michael W. Fields (53)      VP since 1989          Vice President, Fixed Income Investments, American Beacon Advisors, Inc.
                                                   (1988-Present).

Rebecca L. Harris (40)      Treasurer since 1995   Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).

Christina E. Sears (36)     Chief Compliance       Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present);
                            Officer since 2004     Senior Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).
                            and Asst. Secretary
                            since 1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn, Feld and Herring are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman and CEO of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors. Mr. Herring is President of the Manager.

                       (This page intentionally left blank)

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request. If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

              (GRAPHIC)                                 (GRAPHIC)
              BY E-MAIL:                            ON THE INTERNET:
  american_beacon.funds@ambeacon.com                    Visit our
                                        website at www.americanbeaconfunds.com

              (GRAPHIC)                                 (GRAPHIC)
            BY TELEPHONE:                                BY MAIL:
         Institutional Class                      American Beacon Funds
         Call (800) 658-5811                         P.O. Box 219643
            AMR Class(SM)                      Kansas City, MO 64121-9643
         Call (800) 345-2345
 PlanAhead Class(R) and Service Class
         Call (800) 388-3344

           AVAILABILITY OF                           AVAILABILITY OF
    QUARTERLY PORTFOLIO SCHEDULES            PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN               TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING        FORESIDE FUND SERVICES
TRUST                   SERVICES                FIRM                     Portland, Maine
Boston, Massachusetts   Kansas City, Missouri   ERNST & YOUNG LLP
                                                Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Large Cap Value Fund is a service mark of American Beacon Advisors, Inc.

                                                                        AR 10/07
                                                                          541121

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                  Annual Report

                                    (GRAPHIC)

October 31, 2007

SMALL CAP VALUE FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message................................................            1
Market and Performance Overview....................................            2
Schedule of Investments............................................            7
Additional Information.............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

American Beacon Funds                                           October 31, 2007

(PHOTO OF DOUGLAS G. HERRING)

FELLOW SHAREHOLDERS,

     I am pleased to present to you the American Beacon Small Cap Value Fund Annual Report for the twelve months ended October 31, 2007. Please review the enclosed material carefully, as it includes important information about the Fund.

After a number of years of steady returns, volatility returned to the U.S. equity markets toward the end of the fiscal year. The change in the investment environment was led by a crisis in the housing sector, due to several years of lax lending standards, and then began to spill over into the financial sector during the summer months. Despite the increased volatility, the U.S. equity markets continued to perform well for the period with the S&P 500 and the Russell 2000 Indices reporting one-year returns of 14.56% and 9.28%, respectively, as of October 31, 2007.

The Fund's Institutional Class reported a total annualized return of 6.10% for the one-year period ended October 31, 2007. For the five-year period, the Fund's performance exceeded the Lipper Small-Cap Value Funds Index.

The turmoil in the U.S. equity markets continued after the close of the Fund's fiscal year and is likely to continue over the shorter term. However, we believe the Fund's fundamental value investment philosophy and lower than average expense ratio will continue to serve the Fund well over the longer term.

As always, we appreciate the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Small Cap Value Fund.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        ----------------------------------------
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2007 (UNAUDITED)

After increasing short-term rates 17 times from 1.00% in June 2004 to 5.25% in June 2006, the Federal Reserve (the "Fed"), led by new chairman Ben Bernanke, left rates unchanged over the remainder of 2006. This "inaction," combined with a sharp decline in oil prices, and further declines in long-term interest rates, led to a strong stock market rally that carried through the end of 2006.

     This was followed by a brief mid-quarter correction in the first quarter of 2007, ignited by subprime mortgage concerns and a sharp fall in the global markets. However, equity prices rallied near the end of the quarter as the Fed voiced some concerns over economic growth while continuing to emphasize inflation risk, leading to a positive-shaped yield curve for the first time in seven months. As measured by the various Russell indices, value and growth stocks performed in line with each other in the first quarter, with larger companies underperforming both mid-cap and smaller companies. Seven of the ten sectors in the broad-market S&P 500 Index advanced in the quarter with Utilities and Materials leading the way. The worst performing sector, Financials, declined as the market reacted to the subprime mortgage news.

     During the second quarter of 2007, U.S. equity markets absorbed the news of a slowing housing market, higher energy prices, rising long-term interest rates, and diminished expectations for a cut in short-term rates. Equity prices were fueled by private investors' attraction to strong corporate cash flows, liquid balance sheets, and the low cost of buyout financing. All of the major stock indices gained during the quarter, with the S&P 500 Index finally reaching a new high, breaking the one set in March 2000. Reversing the trend of the prior 18 months, growth stocks outperformed their value counterparts while large cap stocks outperformed mid-cap and small cap equities. With the exception of the Utilities sector, each of the remaining nine sectors in the broad-market S&P 500 Index advanced during the quarter. The performance disparity between the sectors was pronounced, reinforcing the importance of portfolio diversification. Investors favored the Energy and Information Technology sectors, both of which gained more than 10% during the quarter. Consumer Staples and Financials, along with the aforementioned Utilities sector, were the laggards.

     The economic events of the third quarter made for jittery financial markets. However, even in the face of a slowing housing industry, the subprime mortgage spillover, a falling dollar, and a world-wide credit squeeze, most equity markets in the U.S. maintained their solid performance through the third quarter of 2007. After continuing to drive down stock prices in July, investors returned to the stock market in force in late August. The rally continued in September, spurred by the Fed's decision to cut interest rates for the first time in more than four years. The lower cost of borrowed funds, a strong worldwide economy and solid corporate performance were significant drivers of the market upturn. The quarter was characterized by high variability, market capitalization, and investment style, as the Russell 1000(R) Value Index declined while the NASDAQ Composite Index advanced. During the third quarter, growth stocks continued to outperform their value counterparts in the Russell indices and remained ahead. Large companies clearly were in favor during the quarter, with the Russell 1000 Index showing positive returns while mid-cap and small cap issues declined. As was the case in the previous quarter, the Energy, Information Technology and Industrials sectors led the way in performance during the third quarter. Reflecting the unease in the housing and credit markets, both the Financials and Consumer Discretionary sectors declined during the quarter.

     The month of October lived up to its volatile history. While worries over housing weakness, the credit crunch, and decreases in earnings expectations provided powerful ammunition for the "bears," monetary policy and continued economic gains enabled the "bulls" to propel markets higher. Market gains were broad based with all of the major markets advancing during the month. Even with the U.S. economy continuing to display very impressive resilience, "to forestall some of the adverse effects on the broader economy," the Fed cut interest rates by 25 basis points (0.25%) to 4.50% at its October 31st meeting.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

     The Institutional Class of the Small Cap Value Fund returned 6.10% for the twelve months ended October 31, 2007, outperforming the Russell 2000(R) Value Index (the "Index") return of 2.05%, but lagging the Lipper Small-Cap Value Funds Index return of 7.17% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/07

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                            ANNUALIZED TOTAL RETURNS
                             PERIODS ENDED 10/31/07

                                                                              VALUE OF
                                                                               $10,000
                                                                    SINCE     12/31/98-
                                               1 YEAR   5 YEARS   INCEPTION    10/31/07
                                               ------   -------   ---------   ---------
Institutional Class(1,5)....................    6.10%    19.64%     13.83%     $31,402
PlanAhead Class(1,2,5)......................    5.83%    19.36%     13.55%      30,718
Service Class(1,3,5)........................    5.55%    19.06%     13.39%      30,331
AMR Class(1,2,5)............................    6.39%    19.97%     14.14%      32,160
Lipper Small-Cap Value Funds Index(4).......    7.17%    19.14%     12.51%      28,328
Russell 2000 Value Index(4).................    2.05%    18.60%     12.25%      27,741

(1). Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2). Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

(3). Fund performance for the five-year period represents the total returns achieved by the PlanAhead Class from 11/1/02 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since 5/1/03. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the returns of the PlanAhead Class from 3/1/99 up to 5/1/03, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/31/98. A portion of the fees charged to the Service Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.

(4). Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(5). The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.85%, 1.09%, 1.37% and 0.58%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund outperformed the Index in eight of the ten sectors, generating excess performance through both stock selection and sector allocation. Stock selection excess performance resulted primarily from its holdings in the Financials, Information Technology, Consumer Discretionary, and Industrials sectors. Individual holdings that had the largest positive impact on performance in the Financials sector were StanCorp Financial (up 22.4%), Ohio Casualty (up 62.0%), and Highland Hospitality (up 45.0%). Avnet (up 52.6%) and Maximus (up 73.7%) were the largest contributors in the Information Technology sector, while Warnaco (up 91.6%), American Axle & Manufacturing (up 50.3%), and Tupperware (up 76.0%) helped performance most in the Consumer Discretionary sector. In the Industrials sector, Shaw (up 180.9%), AGCO (up 89.8%), and Graftech International (up 212.4%) added the most value. Poor stock selection in the Materials sector detracted from

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
OCTOBER 31, 2007 (UNAUDITED)

performance, where Georgia Gulf (down 42.4%) and Polyone (down 2.6%) were the largest detractors.

     The Fund's underweighting in the Financials sector, the worst performing sector in the Index, and an overweighting in the Industrials sector were positive contributors to the Fund's performance relative to the Index. However, this was somewhat offset by the Fund's large overweighting in the Consumer Discretionary sector, which was a poor performing sector in the Index.

     The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund's performance over the longer term.

TOP TEN HOLDINGS

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
Ingram Micro, Inc.                                                       1.0%
Regal-Beloit Corp.                                                       0.9%
FMC Corp.                                                                0.8%
Flowserve Corp.                                                          0.8%
Hanover Insurance Group, Inc.                                            0.8%
StanCorp Financial Group, Inc.                                           0.8%
Men's Wearhouse, Inc.                                                    0.7%
Plexus Corp.                                                             0.7%
LifePoint Hospitals, Inc.                                                0.6%
Brunswick Corp.                                                          0.6%

SECTOR ALLOCATION

                                                                        % OF
                                                                      EQUITIES
                                                                      --------
Financials                                                              25.1%
Consumer Discretionary                                                  18.8%
Industrials                                                             17.4%
Information Technology                                                  12.7%
Utilities                                                                6.5%
Energy                                                                   5.6%
Materials                                                                5.5%
Health Care                                                              5.1%
Consumer Staples                                                         2.6%
Telecommunication Services                                               0.7%

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
FUND EXPENSES
OCTOBER 31, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2007 through October 31, 2007.

ACTUAL EXPENSE

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                   Ending
                                   Beginning      Account     Expenses Paid
                                 Account Value     Value      During Period*
                                     5/1/07       10/31/07   5/1/07-10/31/07
                                 -------------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                             $1,000.00     $  961.70        $4.01
Hypothetical                       $1,000.00     $1,021.12        $4.13
   (5% return before expenses)

PLANAHEAD CLASS
Actual                             $1,000.00     $  960.47        $5.19
Hypothetical                       $1,000.00     $1,019.91        $5.35
   (5% return before expenses)

SERVICE CLASS
Actual                             $1,000.00     $  959.33        $6.57
Hypothetical                       $1,000.00     $1,018.50        $6.77
   (5% return before expenses)

AMR CLASS
Actual                             $1,000.00     $  962.88        $2.67
Hypothetical                       $1,000.00     $1,022.48        $2.75
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.80%, 1.05%, 1.32% and 0.54% for the Institutional, PlanAhead, Service and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of American Beacon Small Cap Value Fund and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statement of assets and liabilities of American Beacon Small Cap Value Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Small Cap Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ ERNST & YOUNG LLP

Dallas, Texas
December 21, 2007

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
COMMON STOCKS - 96.53%
COMMUNICATIONS - 0.16%
MEDIA - 0.16%
   Entravision Communications Corp. ## .................        387,870   $    3,530
   McClatchy Co. + .....................................         97,800        1,622
                                                                          ----------
   TOTAL COMMUNICATIONS ................................                       5,152
                                                                          ----------
CONSUMER DISCRETIONARY - 18.10%
AUTO COMPONENTS - 2.15%
   Aftermarket Technology Corp. ## .....................         25,000          863
   American Axle & Manufacturing Holdings, Inc. +.......        712,200       19,557
   ArvinMeritor, Inc. + ................................        181,000        2,684
   Gentex Corp. ........................................        386,750        8,037
   Lear Corp. ## .......................................        563,300       20,014
   Modine Manufacturing Co. ............................         27,100          630
   Tenneco, Inc. ## ....................................        242,640        7,427
   TRW Automotive Holdings Corp. ## ....................        327,300        9,718
                                                                          ----------
                                                                              68,930
                                                                          ----------
HOTELS, RESTAURANTS & LEISURE - 1.42%
   CBRL Group, Inc. + ..................................        126,511        5,048
   CEC Entertainment, Inc. ## ..........................         88,500        2,637
   JAKKS Pacific, Inc. ## + ............................        150,600        3,991
   Landry's Restaurants, Inc. + ........................         59,200        1,700
   Live Nation, Inc. ## + ..............................        534,790       10,931
   Lodgian, Inc. ## ....................................        495,000        6,024
   Morton's Restaurant Group, Inc. ## + ................        150,710        2,089
   Panera Bread Co. ## .................................         29,600        1,213
   Ruby Tuesday, Inc. + ................................        467,900        7,472
   Speedway Motorsports, Inc. + ........................        121,500        4,411
                                                                          ----------
                                                                              45,516
                                                                          ----------
HOUSEHOLD DURABLES - 2.83%
   Beazer Homes USA, Inc. + ............................        482,500        5,418
   Blyth, Inc. .........................................        118,500        2,262
   Cavco Industries, Inc. ## ...........................         56,660        2,227
   Champion Enterprises, Inc. ## + .....................      1,306,340       15,493
   Ethan Allen Interiors, Inc. + .......................        283,970        8,763
   Furniture Brands International, Inc. + ..............        494,300        5,956
   Helen of Troy Ltd. ## + .............................        346,700        6,241
   Knoll, Inc. .........................................        137,500        2,611
   Leggett & Platt, Inc. ...............................         51,700        1,005
   M.D.C. Holdings, Inc. + .............................        491,693       19,919
   Russ Berrie and Company, Inc. ## + ..................         94,500        1,654
   Ryland Group, Inc. + ................................         52,200        1,484
   Standard Pacific Corp. + ............................         19,100           92
   Tempur-Pedic International, Inc. + ..................        100,400        3,614

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   Tupperware Corp. + ..................................        316,200   $   11,415
   WCI Communities, Inc. ## + ..........................        526,300        2,874
                                                                          ----------
                                                                              91,028
                                                                          ----------
INTERNET & CATALOG RETAIL - 0.23%
   Insight Enterprises, Inc. ## + ......................        180,499        4,989
   School Specialty, Inc. ## + .........................         69,970        2,362
                                                                          ----------
                                                                               7,351
                                                                          ----------
LEISURE EQUIPMENT & PRODUCTS - 0.71%
   Brunswick Corp. + ...................................        921,000       20,547
   Polaris Industries, Inc. + ..........................         47,800        2,351
                                                                          ----------
                                                                              22,898
                                                                          ----------
MEDIA - 1.72%
   Belo Corp. ..........................................        621,600       11,500
   Brocade Communications Systems, Inc. ## .............        221,500        2,106
   Courier Corp. + .....................................         84,159        3,180
   Cox Radio, Inc. ## + ................................        265,100        3,202
   Getty Images, Inc. ## ...............................        162,800        4,599
   Hearst-Argyle Television, Inc. ......................         23,800          531
   Journal Communications, Inc. ........................        257,943        2,298
   Media General, Inc. .................................         15,700          439
   Meredith Corp. ......................................        144,270        8,981
   New York Times Co. + ................................        113,400        2,218
   Scholastic Corp. ## + ...............................        312,320       12,362
   Westwood One, Inc. + ................................      1,742,300        3,729
                                                                          ----------
                                                                              55,145
                                                                          ----------
MULTILINE RETAIL - 0.63%
   BJ's Wholesale Club, Inc. ## ........................        386,280       13,859
   Fred's, Inc. + ......................................        452,900        4,801
   Tuesday Morning Corp. + .............................        221,100        1,685
                                                                          ----------
                                                                              20,345
                                                                          ----------
SPECIALTY RETAIL - 6.36%
   Aaron Rents, Inc. ...................................         46,900          993
   Aeropostale, Inc. ## ................................        212,000        4,855
   American Greetings Corp. + ..........................        106,800        2,813
   AnnTaylor Stores Corp. ## ...........................        249,360        7,728
   Asbury Automotive Group, Inc. + .....................        408,600        7,490
   Big 5 Sporting Goods Corp. + ........................        321,509        5,739
   Buckle, Inc. + ......................................         45,700        1,970
   Cabela's, Inc. ## + .................................        320,500        6,256
   Cache, Inc. ## + ....................................        177,820        2,785
   Cato Corp. ..........................................        164,500        3,303
   Charlotte Russe Holding, Inc. ## + ..................        294,600        4,269
   Charming Shoppes, Inc. ## + .........................        962,960        7,145
   The Childrens Place Retail Stores, Inc. ## + ........         59,800        1,531
   Collective Brands, Inc. ## + ........................        180,100        3,330
   Conn's, Inc. ## + ...................................         86,500        2,212

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   Dress Barn, Inc. ## + ...............................        693,800   $   11,371
   Foot Locker, Inc. ...................................        222,700        3,316
   Genesco, Inc. ## + ..................................         75,000        3,465
   Group 1 Automotive, Inc. + ..........................        401,000       12,451
   Gymboree Corp. ## ...................................        187,750        6,389
   Jos. A. Bank Clothiers, Inc. ## + ...................        192,810        5,632
   Lithia Motors, Inc. + ...............................         67,400        1,144
   Liz Claiborne, Inc. + ...............................         16,700          475
   MarineMax, Inc. ## + ................................        378,800        5,394
   Men's Wearhouse, Inc. + .............................        560,500       23,687
   OfficeMax, Inc. .....................................         67,800        2,146
   Pacific Sunwear of California ## + ..................        428,200        7,160
   Penske Auto Group, Inc. + ...........................        491,650       10,954
   Regis Corp. .........................................        239,600        8,051
   Rent-A-Center, Inc. ## + ............................        601,050        9,617
   Sonic Automotive, Inc., A Shares + ..................        543,800       13,736
   Stage Stores, Inc. + ................................         96,320        1,807
   Williams-Sonoma, Inc. + .............................         84,200        2,647
   Zale Corp. ## + .....................................        578,900       12,203
                                                                          ----------
                                                                             204,064
                                                                          ----------
TEXTILES & APPAREL - 2.05%
   Brown Shoe Company, Inc. ............................        154,700        3,156
   Columbia Sportswear Co. + ...........................         32,456        1,582
   Jones Apparel Group, Inc. + .........................        583,200       12,212
   Kenneth Cole Productions, Inc. + ....................        177,230        3,309
   K-Swiss, Inc. + .....................................        142,539        3,336
   New York & Co., Inc. ## + ...........................        519,562        3,673
   Skechers U.S.A., Inc. ## ............................         90,200        2,218
   Steven Madden Ltd. ..................................         68,000        1,516
   Timberland Co. ## + .................................        482,960        9,423
   Warnaco Group, Inc. ## ..............................        280,200       11,401
   Wolverine World Wide, Inc. ..........................        546,500       14,012
                                                                          ----------
                                                                              65,838
                                                                          ----------
TOTAL CONSUMER DISCRETIONARY ...........................                     581,115
                                                                          ----------
CONSUMER STAPLES - 2.56%
FOOD & DRUG RETAILING - 1.35%
   Casey's General Stores, Inc. ........................        239,660        6,831
   Longs Drug Stores Corp. .............................        285,640       14,999
   Pathmark Stores, Inc. ## + ..........................        349,400        4,577
   Performance Food Group Co. ## .......................         98,650        2,663
   Spartan Stores, Inc. + ..............................        455,700       10,130
   Winn-Dixie Stores, Inc. ## + ........................        168,200        3,976
                                                                          ----------
                                                                              43,176
                                                                          ----------
FOOD PRODUCTS - 1.07%
   Del Monte Foods Co. .................................      1,081,300       11,181

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   JM Smucker Co. ......................................         39,410   $    2,106
   Lance, Inc. .........................................        147,880        3,132
   Ralcorp Holdings, Inc. ## ...........................        263,130       14,814
   Sensient Technologies Corp. .........................         95,850        2,865
   Smithfield Foods, Inc. ## ...........................          5,200          149
                                                                          ----------
                                                                              34,247
                                                                          ----------
HOUSEHOLD PRODUCTS - 0.03%
   Central Garden and Pet Co. ## + .....................        114,700          954
                                                                          ----------
TOBACCO - 0.11%
   Universal Corp. + ...................................         75,300        3,670
                                                                          ----------
TOTAL CONSUMER STAPLES .................................                      82,047
                                                                          ----------
ENERGY - 5.42%
ENERGY EQUIPMENT & SERVICES - 2.26%
   Basic Energy Services, Inc. ## + ....................        112,400        2,224
   CARBO Ceramics, Inc. + ..............................        160,480        7,209
   Dril-Quip, Inc. ## ..................................         72,260        3,854
   Grey Wolf, Inc. ## ..................................        511,200        2,878
   Gulfmark Offshore, Inc. ## + ........................         62,900        2,930
   Helmerich & Payne, Inc. + ...........................        313,500        9,913
   Oil States International, Inc. ## + .................        356,770       15,409
   Patterson-UTI Energy, Inc. ## .......................         43,200          861
   Superior Well Services, Inc. ## + ...................        242,620        4,949
   Tetra Technologies, Inc. ## + .......................        155,600        3,064
   Tidewater, Inc. + ...................................        185,700       10,152
   Unit Corp. ## .......................................        193,950        9,265
                                                                          ----------
                                                                              72,708
                                                                          ----------
OIL & GAS - 3.16%
   Alon USA Energy, Inc. + .............................         70,766        2,602
   Berry Petroleum Co. + ...............................         98,000        4,775
   Cabot Oil & Gas Corp. ...............................         37,120        1,473
   Cimarex Energy Co. + ................................        411,300       16,662
   Edge Petroleum Corp. ## + ...........................        360,300        3,271
   Encore Acquisition Co. ## + .........................        342,800       12,581
   EXCO Resources, Inc. ## + ...........................        948,800       16,016
   Penn Virginia Corp. .................................        207,640       10,050
   Pioneer Drilling Co. ## + ...........................        514,900        6,271
   St Mary Land & Exploration Co. ......................        238,900       10,120
   Stone Energy Corp. ## ...............................        149,500        6,665
   W&T Offshore, Inc. + ................................        406,900       10,913
                                                                          ----------
                                                                             101,399
                                                                          ----------
TOTAL ENERGY ...........................................                     174,107
                                                                          ----------

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
FINANCIALS - 24.25%
BANKS - 7.38%
   1st Source Corp. + ..................................         20,300   $      391
   Alabama National Bancorp + ..........................         14,680        1,157
   Anchor BanCorp Wisconsin, Inc. + ....................         49,838        1,226
   Astoria Financial Corp. .............................        368,200        9,570
   BancorpSouth, Inc. ..................................        184,900        4,486
   Bank of Hawaii Corp. + ..............................        193,600       10,292
   BankAtlantic Bancorp, Inc. + ........................        335,070        1,377
   Cathay General Bancorp + ............................        179,200        5,550
   Chemical Financial Corp. + ..........................        129,731        3,243
   Citizens Republic Bancorp, Inc. + ...................        540,460        8,226
   City National Corp. .................................         65,980        4,460
   The Colonial BancGroup, Inc. + ......................         49,700          953
   Columbia Banking System, Inc. .......................         91,100        2,830
   Community Bank System, Inc. + .......................        159,100        3,327
   Community Trust Bancorp, Inc. + .....................         30,400          886
   Corus Bankshares, Inc. + ............................        279,874        3,084
   Cullen/Frost Bankers, Inc. + ........................        162,524        8,643
   CVB Financial Corp. + ...............................        450,147        5,276
   Downey Financial Corp. + ............................        135,800        5,531
   F.N.B. Corp. + ......................................        323,100        5,370
   First Commonwealth Financial Corp. + ................        203,500        2,338
   First Horizon National Corp. + ......................         39,800        1,038
   First Indiana Corp. + ...............................         90,910        2,891
   First Midwest Bancorp, Inc. + .......................         99,400        3,348
   FirstFed Financial Corp. ## + .......................         12,700          543
   FirstMerit Corp. + ..................................        286,940        6,083
   Flagstar Bancorp, Inc. + ............................        322,000        2,605
   Flushing Financial Corp. + ..........................        112,840        1,918
   Fulton Financial Corp. + ............................        791,478       10,376
   Hancock Holding Co. + ...............................         72,900        2,772
   Harleysville National Corp. + .......................         18,677          281
   IBERIABANK Corp. + ..................................         64,200        3,182
   International Bancshares Corp. + ....................        346,250        7,569
   Intervest Bancshares Corp. ..........................         95,340        1,992
   National Penn Bancshares, Inc. + ....................        210,525        3,549
   NBT Bancorp, Inc. + .................................        169,106        4,172
   Old National Bancorp + ..............................        254,500        4,253
   Pacific Capital Bancorp NA + ........................        438,320        9,086
   Park National Corp. + ...............................         72,700        5,762
   PFF Bancorp, Inc. + .................................         74,800          797
   Provident Bankshares Corp. + ........................        198,300        4,892
   S&T Bancorp, Inc. + .................................          9,164          304
   Southwest Bancorp, Inc. .............................        101,970        1,930
   Sterling Bancshares, Inc. + .........................        936,230       11,422
   Susquehanna Bancshares, Inc. + ......................        278,700        5,621

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   TierOne Corp. + .....................................         23,900   $      546
   TrustCo Bank Corp N.Y. + ............................         50,900          537
   Trustmark Corp. + ...................................        305,960        8,258
   Umpqua Holdings Corp. + .............................         56,700          960
   United Bankshares, Inc. + ...........................        152,571        4,623
   Washington Federal, Inc. ............................        690,744       16,688
   Washington Trust Bancorp, Inc. + ....................         24,370          608
   Webster Financial Corp. .............................        291,000       10,546
   WesBanco, Inc. + ....................................         65,100        1,502
   Whitney Holding Corp. + .............................        236,545        6,070
   Wilmington Trust Corp. ..............................         53,080        1,931
                                                                          ----------
                                                                             236,871
                                                                          ----------
DIVERSIFIED FINANCIALS - 3.29%
   AmeriCredit Corp. ## + ..............................        306,275        4,321
   Apollo Investment Corp. + ...........................        450,900        9,379
   Ares Capital Corp. + ................................        457,800        7,618
   Asta Funding, Inc. + ................................        183,800        6,532
   CompuCredit Corp. ## + ..............................        261,300        5,208
   Credit Acceptance Corp. ## + ........................         47,734        1,069
   Ezcorp, Inc. ## + ...................................        525,550        6,916
   Financial Federal Corp. + ...........................        256,100        6,920
   IndyMac Bancorp, Inc. + .............................        268,006        3,597
   Investment Technology Group, Inc. ## + ..............        269,000       11,271
   Jackson Hewitt Tax Service, Inc. ....................         64,600        2,019
   Knight Capital Group, Inc. ## .......................        489,600        6,565
   MCG Capital Corp. + .................................        744,300       10,428
   Nelnet, Inc. + ......................................        202,900        3,770
   Piper Jaffray Co. ## + ..............................        162,213        8,338
   Raymond James Financial, Inc. .......................         58,200        2,168
   Texas Capital Bancshares, Inc. ## + .................         99,430        2,200
   World Acceptance Corp. ## + .........................        229,850        7,415
                                                                          ----------
                                                                             105,734
                                                                          ----------
INSURANCE - 10.08%
   Alfa Corp. + ........................................        186,067        3,386
   American Equity Investment Life Holding Co. + .. ....        303,800        2,968
   American Financial Group, Inc. ......................        160,900        4,811
   American National Insurance Co. .....................         11,600        1,500
   Argo Group International Holdings Ltd. ## ...........        160,607        6,844
   Aspen Insurance Holdings Ltd. .......................        594,920       16,277
   Assured Guaranty Ltd. ...............................        544,360       12,558
   CNA Surety Corp. ## .................................        194,700        3,853
   Commerce Group, Inc. + ..............................        337,000       12,297
   Conseco, Inc. ## ....................................      1,012,999       15,995
   Delphi Financial Group, Inc. + ......................        446,850       17,315
   Employers Holdings, Inc. + ..........................        455,600        8,729
   FBL Financial Group, Inc. ...........................        153,748        6,224

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   Hanover Insurance Group, Inc. .......................       563,800    $   25,974
   Harleysville Group, Inc. ............................       162,904         5,078
   HCC Insurance Holdings, Inc. ........................       265,750         7,943
   Horace Mann Educators Corp. .........................       373,000         7,717
   Infinity Property and Casualty Corp. ................       103,098         4,147
   KMG America Corp. ## ................................       360,000         2,185
   LandAmerica Financial Group, Inc. + .................        70,700         1,965
   Mercury General Corp. ...............................       273,200        14,018
   Midland Co. + .......................................        96,165         6,118
   National Western Life Insurance Co. + ...............         2,400           522
   Navigators Group, Inc. ## ...........................       222,900        13,441
   Odyssey Re Holdings Corp. + .........................       384,000        14,277
   Philadelphia Consolidated Holding Co. ## ............       160,410         6,545
   Phoenix Cos., Inc. ..................................       365,400         5,035
   PMA Capital Corp. ## + ..............................       224,300         2,221
   Presidential Life Corp. .............................       153,800         2,708
   Protective Life Corp. ...............................       289,980        12,431
   Reinsurance Group of America, Inc. + ................       253,300        14,471
   RLI Corp. + .........................................        46,400         2,699
   Safety Insurance Group, Inc. ........................        86,500         3,111
   Security Capital Assurance Ltd. + ...................       285,450         3,745
   Selective Insurance Group, Inc. .....................       199,200         4,843
   StanCorp Financial Group, Inc. ......................       450,250        24,822
   State Auto Financial Corp. ..........................       117,400         3,231
   Stewart Information Services Corp. ..................       279,600         8,108
   United America Indemnity Ltd. ## ....................       281,297         6,203
   United Fire & Casualty, Co. .........................        81,700         2,618
   Unitrin, Inc. .......................................       103,300         4,784
                                                                          ----------
                                                                             323,717
                                                                          ----------
REAL ESTATE - 3.50%
   Alexandria Real Estate Equities, Inc. ...............        19,570         2,018
   American Financial Realty Trust .....................       285,750         1,926
   Anthracite Capital, Inc. ............................       327,500         2,725
   Bluegreen Corp. ## + ................................       359,900         2,710
   Brookfield Homes Corp. + ............................        76,870         1,155
   California Coastal Communities, Inc. ## + ...........       198,500         1,921
   CapLease, Inc. + ....................................       912,900         8,545
   Care Investment Trust, Inc. ## + ....................       203,940         2,345
   Corrections Corp of America ## ......................        86,460         2,446
   DiamondRock Hospitality Co. .........................       612,600        11,737
   Education Realty Trust, Inc. + ......................       261,580         3,385
   Entertainment Properties Trust ......................        89,950         4,936
   First Potomac Realty Trust + ........................       141,610         2,960
   Health Care Real Estate Investment Trust, Inc. ......        52,520         2,326
   LaSalle Hotel Properties + ..........................       251,780        10,404
   Lexington Realty Trust ..............................       638,920        12,644

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   MI Developments, Inc. ...............................       425,100    $   13,633
   Mission West Properties, Inc. + .....................       179,380         2,151
   Redwood Trust, Inc. + ...............................       199,140         5,247
   St. Joe Co. + .......................................        42,100         1,425
   Strategic Hotel Capital, Inc. + .....................       199,750         4,363
   Sunstone Hotel Investors, Inc. ......................       407,250        11,326
                                                                          ----------
                                                                             112,328
                                                                          ----------
TOTAL FINANCIALS .......................................                     778,650
                                                                          ----------
HEALTH CARE - 4.96%
BIOTECHNOLOGY - 0.29%
   Charles River Laboratories International, Inc. ## ...        65,430         3,795
   Invitrogen Corp. ## .................................        58,810         5,344
                                                                          ----------
                                                                               9,139
                                                                          ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.18%
   Hillenbrand Industries, Inc. ........................        20,300         1,121
   Kensey Nash Corp. ## ................................        63,950         1,750
   Medical Action Industries, Inc. ## ..................       135,440         2,784
                                                                          ----------
                                                                               5,655
                                                                          ----------
HEALTH CARE PROVIDERS & SERVICES - 3.15%
   Air Methods Corp. ## + ..............................       104,810         5,657
   Amedisys, Inc. ## + .................................        89,250         3,789
   AMERIGROUP Corp. ## .................................       182,200         6,377
   Apria Healthcare Group, Inc. ## .....................       185,700         4,488
   Gentiva Health Services, Inc. ## ....................       119,450         2,267
   HealthSouth Corp. ## + ..............................       165,480         3,318
   Healthspring, Inc. ## ...............................       157,500         3,308
   LifePoint Hospitals, Inc. ## + ......................       682,740        20,837
   Lincare Holdings, Inc. ## + .........................        27,500           956
   Magellan Health Services, Inc. ## ...................       188,700         7,944
   MAXIMUS, Inc. .......................................       376,900        18,061
   MDS, Inc. ...........................................        88,700         1,995
   Odyssey HealthCare, Inc. ## .........................       311,980         3,198
   Pediatrix Medical Group, Inc. ## ....................       163,350        10,699
   Res-Care, Inc. ## ...................................       225,960         5,550
   Universal Health Services, Inc. .....................        56,400         2,749
                                                                          ----------
                                                                             101,193
                                                                          ----------
PHARMACEUTICALS - 1.34%
   Aspreva Pharmaceuticals Corp. ## + ..................       350,300         8,926
   Endo Pharmaceuticals Holdings, Inc. ## ..............        30,800           902
   King Pharmaceuticals, Inc. ## .......................       396,900         4,207
   KV Pharmaceutical Co. ## + ..........................       119,290         3,739
   Medicines Co. ## + ..................................       178,770         3,423
   NBTY, Inc. ## .......................................       337,600        12,019

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   Sciele Pharma, Inc. ## + ............................        389,000   $    9,896
                                                                          ----------
                                                                              43,112
                                                                          ----------
TOTAL HEALTH CARE ......................................                     159,099
                                                                          ----------
INDUSTRIALS - 16.80%
AEROSPACE & DEFENSE - 0.97%
   Alliant Techsystems, Inc. ## + ......................         19,810        2,187
   BE Aerospace, Inc. ## ...............................        190,900        9,490
   Curtiss-Wright Corp. ................................        126,690        7,131
   Esterline Technologies Corp. ## .....................        119,610        6,552
   Moog, Inc. ## + .....................................        122,230        5,641
                                                                          ----------
                                                                              31,001
                                                                          ----------
BUILDING PRODUCTS - 1.32%
   Builders FirstSource, Inc. ## + .....................        166,300        1,206
   Crane Co. ...........................................        128,300        6,087
   Drew Industries, Inc. ## + ..........................         86,610        3,428
   Griffon Corp. ## + ..................................        159,700        2,464
   Insituform Technologies, Inc. ## + ..................        503,570        7,080
   Lennox International, Inc. ..........................        283,300       10,114
   NCI Building Systems, Inc. ## + .....................        106,800        4,184
   Simpson Manufacturing Co., Inc. + ...................        171,100        5,131
   Universal Forest Products, Inc. + ...................         75,392        2,700
                                                                          ----------
                                                                              42,394
                                                                          ----------
COMMERCIAL SERVICES & SUPPLIES - 5.84%
   American Ecology Corp. + ............................        158,050        3,784
   Bowne & Co., Inc. + .................................        294,680        5,122
   Brink's Co. + .......................................         40,220        2,520
   Casella Waste Systems, Inc. ## ......................        327,930        4,830
   Clean Harbors, Inc. ## + ............................        198,850        9,789
   Consolidated Graphics, Inc. ## ......................        102,150        6,536
   Con-way, Inc. .......................................        428,600       18,263
   Deluxe Corp. ........................................        278,700       11,243
   Ennis, Inc. + .......................................        137,200        2,804
   Headwaters, Inc. ## + ...............................        226,400        3,249
   Heidrick & Struggles International, Inc. ............         50,000        2,161
   Herman Miller, Inc. .................................        146,400        3,985
   Hewitt Associates, Inc. ## ..........................         50,200        1,771
   Hudson Highland Group, Inc. ## ......................        510,400        5,859
   Kelly Services, Inc. ................................        488,800       10,279
   Kforce, Inc. ## .....................................        427,700        5,150
   Korn/Ferry International ## .........................        133,100        2,550
   Labor Ready, Inc. ## + ..............................        246,700        4,337
   LECG Corp. ## + .....................................        609,710       10,676
   McGrath Rentcorp + ..................................        130,488        4,473
   Mobile Mini, Inc. ## + ..............................        335,450        6,015
   Navigant Consulting, Inc. ## + ......................        317,300        4,182

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   PHH Corp. ## + ......................................        318,600   $    7,124
   Pre-Paid Legal Services, Inc. ## ....................         89,370        5,326
   Providence Service Corp. ## + .......................        171,360        5,448
   Spherion Corp. ## ...................................        371,900        3,243
   Steelcase, Inc., A Shares ...........................        136,270        2,435
   TAL International Group, Inc. ## + ..................         33,900          800
   Tetra Tech, Inc. ## .................................        137,040        3,200
   United Stationers, Inc. ## ..........................         81,050        4,694
   Valassis Communications, Inc. ## + ..................      1,831,200       18,037
   Waste Connections, Inc. ## + ........................        228,050        7,710
                                                                          ----------
                                                                             187,595
                                                                          ----------
CONSTRUCTION & ENGINEERING - 0.14%
   Comfort Systems USA, Inc. ...........................        124,892        1,826
   Granite Construction, Inc. ..........................         29,210        1,251
   Quanta Services, Inc. ## + ..........................         42,400        1,399
                                                                          ----------
                                                                               4,476
                                                                          ----------
DIVERSIFIED MANUFACTURING - 0.62%
   Barnes Group, Inc. + ................................        143,050        5,254
   Kennametal, Inc. ....................................        160,450       14,635
                                                                          ----------
                                                                              19,889
                                                                          ----------
ELECTRICAL EQUIPMENT - 1.43%
   A.O. Smith Corp. + ..................................        120,200        4,494
   Anixter International, Inc. ## + ....................         63,959        4,596
   Brady Corp. + .......................................        203,200        7,498
   Regal-Beloit Corp. + ................................        570,000       27,953
   Thomas & Betts Corp. ## .............................         26,090        1,461
                                                                          ----------
                                                                              46,002
                                                                          ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.47%
   Diebold, Inc. .......................................        310,000       12,970
   PerkinElmer, Inc. ...................................         76,640        2,109
                                                                          ----------
                                                                              15,079
                                                                          ----------
FREIGHT TRANSPORTATION - 0.56%
   Pacer International, Inc. + .........................        191,300        2,820
   Ryder System, Inc. ..................................        319,200       15,273
                                                                          ----------
                                                                              18,093
                                                                          ----------
INDUSTRIAL CONGLOMERATES - 0.23%
   Carlisle Cos., Inc. .................................        184,150        7,265
                                                                          ----------
MACHINERY - 3.04%
   Actuant Corp. + .....................................         27,400        1,890
   Blount International, Inc. ## .......................         35,700          437
   Flowserve Corp. .....................................        338,200       26,704
   Harsco Corp. ........................................        255,000       15,458
   Kaydon Corp. + ......................................        326,400       17,557
   Lincoln Electric Holdings, Inc. .....................         10,700          773
   Miller Industries, Inc. ## ..........................        231,100        3,353

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   Mueller Industries, Inc. ............................        223,810   $    8,048
   NACCO Industries, Inc. ## ...........................          9,200          953
   Reliance Steel & Aluminum Co. + .....................         42,200        2,463
   Timken Co. ..........................................        604,400       20,102
                                                                          ----------
                                                                              97,738
                                                                          ----------
MARINE - 0.65%
   Alexander & Baldwin, Inc. + .........................         34,100        1,786
   Hornbeck Offshore Services, Inc. ## + ...............         42,700        1,670
   Kirby Corp. ## ......................................        293,400       13,402
   Overseas Shipholding Group, Inc. + ..................         54,000        4,018
                                                                          ----------
                                                                              20,876
                                                                          ----------
RENTAL AUTO/EQUIPMENT - 0.46%
   Avis Budget Group, Inc. ## ..........................        134,400        2,805
   United Rentals, Inc. ## .............................        347,200       11,871
                                                                          ----------
                                                                              14,676
                                                                          ----------
ROAD & RAIL - 0.80%
   Arkansas Best Corp. + ...............................        134,000        3,678
   Covenant Transport Group, Inc. ## + .................        170,500        1,292
   GATX Corp. ..........................................         17,000          697
   Werner Enterprises, Inc. + ..........................        378,500        7,199
   YRC Worldwide, Inc. ## + ............................        525,400       12,914
                                                                          ----------
                                                                              25,780
                                                                          ----------
TRADING COMPANIES & DISTRIBUTORS - 0.07%
   MSC Industrial Direct Co., Inc. .....................         42,570        2,074
                                                                          ----------
TRANSPORT-SERVICES - 0.20%
   Bristow Group, Inc. ## + ............................        126,600        6,316
                                                                          ----------
TOTAL INDUSTRIALS ......................................                     539,254
                                                                          ----------
INFORMATION TECHNOLOGY - 12.27%
COMMUNICATIONS EQUIPMENT - 1.15%
   ADC Telecommunications, Inc. ## .....................         23,300          436
   Avocent Corp. ## + ..................................        245,600        6,638
   Comtech Telecommunications Corp. ## + ...............        134,120        7,276
   Emulex Corp. ## .....................................        364,260        7,890
   Foundry Networks, Inc. ## ...........................        321,030        6,786
   Plantronics, Inc. + .................................        100,900        2,760
   Powerwave Technologies, Inc. ## + ...................        926,780        5,153
                                                                          ----------
                                                                              36,939
                                                                          ----------
COMPUTERS & PERIPHERALS - 1.91%
   Avid Technology, Inc. ## + ..........................        177,910        5,229
   Cray, Inc. ## + .....................................        312,960        1,900
   Electronics for Imaging, Inc. ## ....................        372,050        8,483
   Hutchinson Technology, Inc. ## + ....................         99,970        2,372
   Ingram Micro, Inc. ## ...............................      1,566,450       33,271

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
Mercury Computer Systems, Inc. ## + ....................        631,650   $    9,879
                                                                          ----------
                                                                              61,134
                                                                          ----------
ELECTRONIC COMPONENTS - 0.79%
   II-VI, Inc. ## + ....................................        117,730        4,090
   Plexus Corp. ## + ...................................        829,500       21,401
                                                                          ----------
                                                                              25,491
                                                                          ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.75%
   Benchmark Electronics, Inc. ## ......................        892,350       18,302
   IKON Office Solutions, Inc. .........................        874,600       11,545
   Littelfuse, Inc. ## .................................        337,200       10,733
   Methode Electronics, Inc. + .........................        746,000        9,355
   MTS Systems Corp. ...................................        108,630        4,833
   Rogers Corp. ## + ...................................         85,920        4,213
   TTM Technologies, Inc. ## ...........................        858,970       11,020
   Vishay Intertechnology, Inc. ## .....................      1,447,900       18,229
                                                                          ----------
                                                                              88,230
                                                                          ----------
INTERNET SOFTWARE & SERVICES - 0.53%
   Netgear, Inc. ## + ..................................        214,875        7,594
   NIC, Inc. + .........................................        426,380        3,104
   United Online, Inc. + ...............................        360,480        6,344
                                                                          ----------
                                                                              17,042
                                                                          ----------
IT CONSULTING & SERVICES - 1.09%
   BearingPoint, Inc. ## + .............................        429,000        2,055
   ManTech International Corp. ## ......................        177,250        7,047
   MPS Group, Inc. ## ..................................        587,900        7,178
   Perot Systems Corp. ## ..............................        191,480        2,796
   Phase Forward, Inc. ## ..............................        229,480        5,459
   SRA International, Inc. ## ..........................        224,720        6,171
   SYNNEX Corp. ## + ...................................        168,200        3,763
   Unisys Corp. ## + ...................................         83,100          505
                                                                          ----------
                                                                              34,974
                                                                          ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.32%
   Advanced Energy Industries, Inc. ## .................        167,216        2,676
   Brooks Automation, Inc. ## + ........................        832,100       10,801
   Cirrus Logic, Inc. ## ...............................        490,770        3,018
   Cymer, Inc. ## + ....................................         93,630        3,979
   FEI Co. ## + ........................................        215,020        6,238
   Integrated Device Technology, Inc. ## ...............        125,250        1,682
   Micrel, Inc. ........................................        396,730        3,590
   Microsemi Corp. ## + ................................        310,150        8,253
   MKS Instruments, Inc. ## ............................        840,360       16,874
   Novellus Systems, Inc. ## ...........................         34,000          966
   Photronics, Inc. ## .................................        121,200        1,326
   RF Micro Devices, Inc. ## + .........................        730,500        4,544
   Rudolph Technologies, Inc. ## + .....................        173,120        2,256
   Semtech Corp. ## ....................................        291,990        4,996

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2007

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   Teradyne, Inc. ## ...................................        271,960   $    3,356
                                                                          ----------
                                                                              74,555
                                                                          ----------
SOFTWARE - 1.73%
   Aspen Technology, Inc. ## ...........................        316,480        5,520
   Computer Programs and Systems, Inc. + ...............         67,460        1,671
   Epicor Software Corp. ## + ..........................        252,380        2,948
   EPIQ Systems, Inc. ## + .............................        164,019        3,180
   Fair Isaac Corp. + ..................................        130,830        4,961
   Mentor Graphics Corp. ## + ..........................      1,185,500       18,992
   Novell, Inc. ## .....................................        618,000        4,672
   Parametric Technology Corp. ## ......................        319,050        6,094
   Sybase, Inc. ## .....................................        264,340        7,560
                                                                          ----------
                                                                              55,598
                                                                          ----------
TOTAL INFORMATION TECHNOLOGY ...........................                     393,963
                                                                          ----------
MATERIALS - 5.28%
CHEMICALS - 2.59%
   Cytec Industries, Inc. ..............................         28,700        1,914
   FMC Corp. ...........................................        467,840       26,901
   Georgia Gulf Corp. + ................................        599,400        7,253
   H.B. Fuller Co. .....................................        213,000        6,269
   Hercules, Inc. ......................................        126,900        2,387
   International Flavors & Fragrances, Inc. ............         21,700        1,133
   Olin Corp. + ........................................        395,200        9,003
   PolyOne Corp. ## ....................................      1,502,200       12,003
   RPM International, Inc. .............................        116,700        2,501
   Spartech Corp. ......................................         53,700          825
   Tronox, Inc. + ......................................        397,900        3,321
   UAP Holding Corp. ...................................         37,800        1,203
   Westlake Chemical Corp. + ...........................        349,800        8,584
                                                                          ----------
                                                                              83,297
                                                                          ----------
CONSTRUCTION MATERIALS - 0.24%
   Ameron International Corp. + ........................         48,600        5,243
   U.S. Concrete, Inc. ## + ............................        467,000        2,316
                                                                          ----------
                                                                               7,559
                                                                          ----------
CONTAINERS & PACKAGING - 0.06%
   Silgan Holdings, Inc. ...............................         37,958        2,071
                                                                          ----------
METALS & MINING - 2.13%
   AMCOL International Corp. + .........................         95,610        3,857
   Century Aluminum Co. ## + ...........................        245,500       14,286
   Compass Minerals International, Inc. + ..............        100,990        3,728
   Foundation Coal Holdings, Inc. ......................        177,300        7,574
   Gibraltar Industries, Inc. + ........................        511,150        9,211
   GrafTech Int'l Ltd. ## ..............................        557,000       10,527
   Metal Management, Inc. ..............................        124,580        6,549

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
   Quanex Corp. + ......................................          7,475   $      308
   USEC, Inc. ## + .....................................        329,000        2,895
   Worthington Industries, Inc. + ......................        379,300        9,482
                                                                          ----------
                                                                              68,417
                                                                          ----------
PAPER & FOREST PRODUCTS - 0.26%
   Glatfelter + ........................................        194,440        3,125
   Neenah Paper, Inc. + ................................         97,370        3,311
   Wausau Paper Corp. + ................................        185,730        1,859
                                                                          ----------
                                                                               8,295
                                                                          ----------
TOTAL MATERIALS ........................................                     169,639
                                                                          ----------
TELECOMMUNICATION SERVICES - 0.48%
DIVERSIFIED TELECOMMUNICATION - 0.48%
   Cincinnati Bell, Inc. ## ............................      2,028,510       10,994
   EMS Technologies, Inc. ## ...........................         31,320          878
   Harris Stratex Networks, Inc. ## + ..................        185,440        3,546
                                                                          ----------
TOTAL TELECOMMUNICATION SERVICES .......................                      15,418
                                                                          ----------
UTILITIES - 6.25%
ELECTRIC UTILITIES - 4.18%
   ALLETE, Inc. ........................................         84,400        3,687
   Black Hills Corp. + .................................        286,160       12,711
   El Paso Electric Co. ## .............................        160,890        3,918
   Great Plains Energy, Inc. + .........................        666,400       19,885
   Hawaiian Electric Industries, Inc. + ................         71,070        1,649
   Idacorp, Inc. + .....................................        235,800        8,227
   NSTAR ...............................................        444,300       15,622
   OGE Energy Corp. ....................................        389,200       14,906
   PNM Resources, Inc. .................................        547,010       13,681
   Portland General Electric Co. .......................        489,870       13,790
   Puget Energy, Inc. ..................................        402,800       11,379
   TECO Energy, Inc. ...................................         97,600        1,643
   Westar Energy, Inc. + ...............................        488,600       13,006
                                                                          ----------
                                                                             134,104
                                                                          ----------
GAS UTILITIES - 2.05%
   AGL Resources, Inc. .................................        477,640       18,881
   Atmos Energy Corp. ..................................        454,330       12,744
   Integrys Energy Group, Inc. + .......................        166,800        8,976
   Laclede Group, Inc. + ...............................        115,300        4,011
   New Jersey Resources Corp. + ........................         41,600        2,049
   Nicor, Inc. + .......................................        135,300        5,854
   Southwest Gas Corp. .................................         56,100        1,670
   UGI Corp. ...........................................         46,330        1,233
   Vectren Corp. + .....................................        111,500        3,127
   WGL Holdings, Inc. ..................................        212,500        7,208
                                                                          ----------
                                                                              65,753
                                                                          ----------

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS

October 31, 2007

                                                              SHARES         VALUE
                                                           ------------   ----------
                                                             (DOLLARS IN THOUSANDS)
WATER UTILITIES - 0.02%
   SJW Corp. + .........................................         18,900   $      660
                                                                          ----------
   TOTAL UTILITIES .....................................                     200,517
                                                                          ----------
   TOTAL COMMON STOCKS .................................                   3,098,961
                                                                          ----------
SHORT TERM INVESTMENTS - 2.90%
   American Beacon Money Market Select Fund ++ .........     87,216,028       87,216

                                                                PAR
                                                              AMOUNT
                                                           ------------
   United States Treasury Bill, 3.873%,
      Due 12/6/2007 # ..................................   $      6,055        6,030
                                                                          ----------
TOTAL SHORT TERM INVESTMENTS                                                  93,246
                                                                          ----------

                                                              SHARES
                                                           ------------
SECURITIES LENDING COLLATERAL - 24.47%
   American Beacon Cash Plus Trust ++ ..................    566,652,604      566,653
   American Beacon Money Market Select Fund ++ .........    219,001,045      219,001
                                                                          ----------
TOTAL SECURITIES LENDING COLLATERAL                                          785,654
                                                                          ----------
TOTAL INVESTMENTS 123.90% - (COST $3,769,167)                              3,977,861
LIABILITIES, NET OF OTHER ASSETS - (23.90%)                                 (767,421)
                                                                          ----------
TOTAL NET ASSETS - 100.00%                                                $3,210,440
                                                                          ==========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2007.

++   The Fund/Trust is affiliated by having the same investment advisor.

# At October 31, 2007, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                    UNREALIZED
                               NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                               CONTRACTS      DATE       VALUE    (DEPRECIATION)
                               ---------   ----------   -------   --------------
Emini Mini Russell .........     1,139      Dec 2007    $93,250   $        1,694
                                                        =======   ==============

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value (A C) ........   $ 3,104,991
   Investments in affiliated securities, at value (B) ............       872,870
   Cash ..........................................................            25
   Receivable for investments sold ...............................        25,746
   Dividends and interest receivable .............................         2,194
   Receivable for fund shares sold ...............................         3,177
   Receivable for variation margin on open futures contracts .....         1,569
   Prepaid expenses ..............................................            28
                                                                     -----------
      TOTAL ASSETS ...............................................     4,010,600
                                                                     -----------
LIABILITIES:
   Payable for investments purchased .............................         1,582
   Payable upon return of securities loaned ......................       785,678
   Payable for fund shares redeemed ..............................         6,631
   Management and investment advisory fees payable (Note 2) ......         4,889
   Administrative service and service fees payable ...............           920
   Other liabilities .............................................           460
                                                                     -----------
      TOTAL LIABILITIES ..........................................       800,160
                                                                     -----------
NET ASSETS .......................................................   $ 3,210,440
                                                                     ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital ...............................................     2,645,713
   Undistributed net investment income ...........................        20,863
   Accumulated net realized gain .................................       333,477
   Unrealized appreciation of investments, futures contracts,
      and foreign currency .......................................       210,387
                                                                     -----------
NET ASSETS .......................................................   $ 3,210,440
                                                                     ===========
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class ...........................................    63,963,406
                                                                     ===========
   PlanAhead Class ...............................................    60,884,412
                                                                     ===========
   Service Class .................................................     3,221,051
                                                                     ===========
   AMR Class .....................................................    18,661,122
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class ...........................................   $     22.10
                                                                     ===========
   PlanAhead Class ...............................................   $     21.62
                                                                     ===========
   Service Class .................................................   $     21.46
                                                                     ===========
   AMR Class .....................................................   $     22.05
                                                                     ===========

----------
A Cost of investments in unaffiliated securities .................   $ 2,896,297
B Cost of investments in affiliated securities ...................   $   872,870
C Market value of securities on loan .............................   $   785,719

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2007 (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from unaffiliated securities (net of foreign
      taxes)* .....................................................   $  47,945
   Dividend income from affiliated securities .....................       8,530
   Interest income ................................................         652
   Income derived from securities lending, net ....................       2,449
                                                                      ---------
      TOTAL INVESTMENT INCOME .....................................      59,576
                                                                      ---------
EXPENSES:
   Management and investment advisory fees (Note 2) ...............      17,225
   Administrative service fees (Note 2):
      Institutional Class .........................................       3,665
      PlanAhead Class .............................................       3,533
      Service Class ...............................................         186
   Transfer agent fees:
      Institutional Class .........................................         199
      PlanAhead Class .............................................         110
      Service Class ...............................................          23
      AMR Class ...................................................          15
   Custody and fund accounting fees ...............................         290
   Professional fees ..............................................          84
   Registration fees and expenses .................................          79
   Service fees:
      PlanAhead Class (Note 2) ....................................       3,533
      Service Class (Note 2) ......................................         186
   Distribution fees - Service Class (Note 2) .....................         186
   Prospectus and shareholder reports .............................         383
   Other expenses .................................................         327
                                                                      ---------
      TOTAL EXPENSES ..............................................      30,024
                                                                      ---------
   Net fees recouped by Manager (Note 2) ..........................           2
                                                                      ---------
      NET EXPENSES ................................................      30,026
                                                                      ---------
NET INVESTMENT INCOME .............................................      29,550
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments .................................................     335,707
      Commission recapture (Note 1) ...............................         215
      Futures contracts ...........................................       8,773
   Change in net unrealized appreciation or depreciation of:
      Investments .................................................    (180,299)
      Futures contracts ...........................................      (2,575)
                                                                      ---------
         NET GAIN ON INVESTMENTS ..................................     161,821
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............   $ 191,371
                                                                      =========
   * Foreign taxes ................................................   $      40

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)

                                                                       Year Ended    Year Ended
                                                                      October 31,   October 31,
                                                                          2007         2006
                                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ..........................................   $   29,550    $   23,105
   Net realized gain on investments, futures contracts, and foreign
      currency transactions .......................................      344,695       202,671
   Change in net unrealized appreciation or (depreciation) of investments, futures contracts, and foreign currency
      translations ................................................     (182,874)      212,133
                                                                      ----------    ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........      191,371       437,909
                                                                      ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class .........................................      (10,903)       (7,101)
      PlanAhead Class .............................................       (8,142)       (6,167)
      Service Class ...............................................         (295)         (139)
      AMR Class ...................................................       (4,490)       (3,772)
   Net realized gain on investments:
      Institutional Class .........................................      (90,742)      (46,081)
      PlanAhead Class .............................................      (94,401)      (59,088)
      Service Class ...............................................       (5,063)       (2,120)
      AMR Class ...................................................      (28,623)      (17,954)
                                                                      ----------    ----------
         NET DISTRIBUTIONS TO SHAREHOLDERS ........................     (242,659)     (142,422)
                                                                      ----------    ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ..................................      808,393       721,048
   Reinvestment of dividends and distributions ....................      237,930       138,617
   Cost of shares redeemed ........................................     (920,892)     (886,291)
                                                                      ----------    ----------
         NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
            TRANSACTIONS ..........................................      125,431       (26,626)
                                                                      ----------    ----------
NET INCREASE IN NET ASSETS ........................................       74,143       268,861
                                                                      ----------    ----------
NET ASSETS:
   Beginning of period ............................................    3,136,297     2,867,436
                                                                      ----------    ----------
   END OF PERIOD * ................................................   $3,210,440    $3,136,297
                                                                      ==========    ==========
* Includes undistributed net investment income of .................   $   20,863    $   17,578
                                                                      ==========    ==========

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the "Fund"), a series of the Trust.

          American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     Class Disclosure

          The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:                                   SERVICE AND DISTRIBUTION FEES:
------                -----------                                   ------------------------------
INSTITUTIONAL CLASS   Investors making an initial                   Administrative Service Fee - 0.25%
                      investment of $2 million
PLANAHEAD CLASS       General public and investors                  Administrative Service Fee - 0.25%
                      investing through an intermediary             Service Fee - 0.25%
SERVICE CLASS         Investors investing through an intermediary   Administrative Service Fee - 0.25%
                                                                    Service Fee - 0.25%
                                                                    Distribution Fee - 0.25%
AMR CLASS             Investors in the tax-exempt retirement and    N/A
                      benefit plans of AMR Corporation and its
                      affiliates

          Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Security Valuation

          Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from independent brokers.

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

          Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust's Board of Trustees (the "Board").

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

     Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     Futures Contracts

          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

          Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

     Dividends to Shareholders

          Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

     Commission Recapture

          The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

     Allocation of Income, Expenses, Gains, and Losses

          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

     Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Recently Issued Accounting Pronouncements

          On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager does not anticipate the adoption of FIN 48 to have a material impact on the financial statements.

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the Manager does not believe the adoption of FAS 157 will materially impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

     Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

     Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors that have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2007 were as follows (dollars in thousands):

                                         AMOUNTS PAID TO         NET AMOUNTS
MANAGEMENT FEE RATE   MANAGEMENT FEE   INVESTMENT ADVISORS   RETAINED BY MANAGER
-------------------   --------------   -------------------   -------------------
    0.35%-0.60%           $17,225            $13,810                $3,415

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

          As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2007, securities lending fees paid to the Manager were $421,111.

     Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

     Distribution Plans

          The Fund, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

          A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

     Service Plans

          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

     Investment in Affiliated Funds

          The Fund is permitted, pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Fund and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the year ended October 31, 2007, the Manager earned fees from the Affiliated Funds totaling $161,994 on the Fund's direct investment in the Affiliated Funds and $821,430 from the Fund's securities lending collateral invested in the Affiliated Funds.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

     Interfund Lending Program

          Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the year ended October 31, 2007, the Fund did not utilize the credit facility.

     Expense Reimbursement Plan

          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit.

          During the year ended October 31, 2007, the Manager recouped prior fee waivers totaling $1,801. There are no further fee waivers or reimbursed expenses with respect to the Fund that are subject to potential recovery.

     Other

          At October 31, 2007, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned 13% of the Fund.

3. FEDERAL INCOME AND EXCISE TAXES

          It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows (in thousands):

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           2007          2006
                                                       -----------   -----------
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
      Institutional Class ..........................     $ 36,981      $ 20,806
      PlanAhead Class ..............................       35,272        23,742
      Service Class ................................        1,750           770
      AMR Class ....................................       12,717         9,112
   LONG-TERM CAPITAL GAIN
      Institutional Class ..........................       64,664        32,376
      PlanAhead Class ..............................       67,270        41,513
      Service Class ................................        3,608         1,489
      AMR Class ....................................       20,397        12,614
                                                         --------      --------
TOTAL DISTRIBUTIONS PAID ...........................     $242,659      $142,422
                                                         ========      ========

* For tax purposes, short-term capital gains are considered ordinary income distributions.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

          As of October 31, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes .........   $3,781,909
Unrealized appreciation ...........................................      484,995
Unrealized depreciation ...........................................     (289,043)
                                                                      ----------
Net unrealized appreciation/(depreciation) ........................      195,952
Undistributed ordinary income .....................................       74,954
Undistributed long-term gain/(loss) ...............................      293,822
                                                                      ----------
Distributable earnings ............................................   $  564,728
                                                                      ==========

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

          Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, and dividend reclasses that have been reclassified as of October 31, 2007 (in thousands):

Paid-in-capital ......................................................   $    --
Undistributed net investment income ..................................    (2,435)
Accumulated net realized gain (loss) .................................     2,434
Unrealized appreciation (depreciation) of investments,
   futures contracts and foreign currency ............................         1

4. INVESTMENT TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2007 were (in thousands) $1,679,480 and $1,731,448, respectively.

          A summary of the Fund's direct transactions in Affiliated Funds for the year ended October 31, 2007 is set forth below (in thousands):

                OCTOBER 31, 2006                                OCTOBER 31, 2007
AFFILIATE     SHARES/MARKET VALUE    PURCHASES      SALES     SHARES/MARKET VALUE
---------     -------------------   ----------   ----------   -------------------
Select Fund         $114,617        $1,335,450   $1,362,851         $87,216

5. SECURITIES LENDING

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

          The Fund, the Agent, and the Manager retain 65%, 25%, and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. To

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

the extent that a loan is secured by non-cash collateral, borrowers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent, and the Manager 65%, 25%, and 10%, respectively. The Fund also continues to receive income on the securities loaned and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

          Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

          At October 31, 2007, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

  MARKET VALUE OF
SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
------------------   -------------------   ---------------
     $785,719              $10,375             $785,678

          Cash collateral is invested in a joint investment account, which is comprised of an investment in the Affiliated Funds. The allocated amounts have been included as investments in the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statement of Operations.

          Non-cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2007

                                INSTITUTIONAL CLASS     PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                                -------------------   -------------------   -----------------   ------------------
                                 SHARES     AMOUNT     SHARES     AMOUNT    SHARES    AMOUNT    SHARES     AMOUNT
                                -------   ---------   -------   ---------   ------   --------   ------   ---------
Shares sold .................    16,091   $ 361,583    12,210   $ 271,462    1,200   $ 26,348    6,699   $ 149,000
Reinvestment of dividends ...     4,613      98,950     4,782     100,509      256      5,358    1,551      33,113
Shares redeemed .............   (15,274)   (343,946)  (16,524)   (363,461)  (1,453)   (31,825)  (7,953)   (181,660)
                                -------   ---------   -------   ---------   ------   --------   ------   ---------
Net increase (decrease) in
   shares outstanding .......     5,430   $ 116,587       468   $   8,510        3   $   (119)     297   $     453
                                =======   =========   =======   =========   ======   ========   ======   =========

Year Ended October 31, 2006

                                INSTITUTIONAL CLASS     PLANAHEAD CLASS       SERVICE CLASS         AMR CLASS
                                -------------------   -------------------   -----------------   -----------------
                                 SHARES     AMOUNT     SHARES     AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
                                -------   ---------   -------   ---------   ------   --------   ------   --------
Shares sold .................    18,285   $ 389,424    12,755   $ 269,509    1,941   $ 40,521    1,002   $ 21,594
Reinvestment of dividends ...     2,467      50,759     3,162      63,873      112      2,259    1,061     21,726
Shares redeemed .............   (14,930)   (320,285)  (21,412)   (446,771)  (1,078)   (22,608)  (4,550)   (96,627)
                                -------   ---------   -------   ---------   ------   --------   ------   --------
Net increase (decrease) in
   shares outstanding .......     5,822   $ 119,898    (5,495)  $(113,389)     975   $ 20,172   (2,487)  $(53,307)
                                =======   =========   =======   =========   ======   ========   ======   ========

                      (This page intentionally left blank)

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                               Institutional Class
                                                            ---------------------------------------------------------
                                                                              Year Ended October 31
                                                            ---------------------------------------------------------
                                                               2007         2006        2005(B)     2004(C)   2003(A)
                                                            ----------   ----------   ----------   --------   -------
Net asset value, beginning of period ....................   $    22.53   $    20.43   $    18.85   $  16.21   $ 11.28
                                                            ----------   ----------   ----------   --------   -------
Income from investment operations:
   Net investment income (loss) .........................         0.22         0.19         0.11       0.07     (0.01)
   Net gains (losses) on securities
      (both realized and unrealized) ....................         1.10         2.94         2.31       3.09      5.24
                                                            ----------   ----------   ----------   --------   -------
Total income (loss) from investment operations ..........         1.32         3.13         2.42       3.16      5.23
                                                            ----------   ----------   ----------   --------   -------
Less distributions:
   Dividends from net investment income .................        (0.19)       (0.14)       (0.07)     (0.08)    (0.02)
   Distributions from net realized gains on Securities ..        (1.56)       (0.89)       (0.77)     (0.44)    (0.28)
                                                            ----------   ----------   ----------   --------   -------
Total distributions .....................................        (1.75)       (1.03)       (0.84)     (0.52)    (0.30)
                                                            ----------   ----------   ----------   --------   -------
Net asset value, end of period ..........................   $    22.10   $    22.53   $    20.43   $  18.85   $ 16.21
                                                            ==========   ==========   ==========   ========   =======
Total return ............................................         6.10%       15.80%       12.90%     19.86%    47.45%
                                                            ==========   ==========   ==========   ========   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $1,413,734   $1,319,024   $1,076,909   $429,540   $89,579
   Ratios to average net assets (annualized):
      Expenses, net of waivers ..........................         0.80%        0.82%        0.87%      0.89%     0.89%
      Expenses before waivers ...........................         0.80%        0.82%        0.87%      0.89%     0.89%
      Net investment income, net of waivers .............         0.94%        0.83%        0.66%      0.57%     0.60%
      Net investment income (loss), before Waivers ......         0.94%        0.83%        0.66%      0.57%     0.60%
   Portfolio turnover rate ..............................           52%          48%          47%        35%       75%

                                                                                 PlanAhead Class
                                                            ---------------------------------------------------------
                                                                              Year Ended October 31
                                                            ---------------------------------------------------------
                                                               2007         2006        2005(B)     2004(C)   2003(A)
                                                            ----------   ----------   ----------   --------   -------
Net asset value, beginning of period ....................   $    22.08   $    20.04   $    18.54   $  15.95   $ 11.22
                                                            ----------   ----------   ----------   --------   -------
Income from investment operations:
   Net investment income (loss) .........................         0.16         0.13         0.09       0.08      0.05
   Net gains (losses) on securities
      (both realized and unrealized) ....................         1.07         2.89         2.24       2.98      5.08
                                                            ----------   ----------   ----------   --------   -------
Total income (loss) from investment operations ..........         1.23         3.02         2.33       3.06      5.13
                                                            ----------   ----------   ----------   --------   -------
Less distributions:
   Dividends from net investment income .................        (0.13)       (0.09)       (0.06)     (0.03)    (0.12)
   Distributions from net realized gains on Securities ..        (1.56)       (0.89)       (0.77)     (0.44)    (0.28)
                                                            ----------   ----------   ----------   --------   -------
Total distributions .....................................        (1.69)       (0.98)       (0.83)     (0.47)    (0.40)
                                                            ----------   ----------   ----------   --------   -------
Net asset value, end of period ..........................   $    21.62   $    22.08   $    20.04   $  18.54   $ 15.95
                                                            ==========   ==========   ==========   ========   =======
Total return ............................................         5.83%       15.56%       12.63%     19.56%    47.12%
                                                            ==========   ==========   ==========   ========   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $1,316,188   $1,333,814   $1,320,853   $466,364   $66,906
   Ratios to average net assets (annualized):
      Expenses, net of waivers ..........................         1.05%        1.06%        1.10%      1.15%     1.16%
      Expenses before waivers ...........................         1.05%        1.06%        1.10%      1.15%     1.16%
      Net investment income, net of waivers .............         0.70%        0.59%        0.42%      0.33%     0.39%
      Net investment income (loss), before Waivers ......         0.70%        0.59%        0.42%      0.33%     0.39%
   Portfolio turnover rate ..............................           52%          48%          47%        35%       75%

(A) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment advisor to the Small Cap Value Fund on September 18, 2003.

(B) Opus Capital Group, LLC was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.

(C) The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

(D)  Not annualized.

(E)  Annualized.

(F) Portfolio turnover rate is for the period from November 1, 2002 through October 31, 2003.

                                                                        Service Class
                                                            -------------------------------------
                                                                    Year Ended October 31              May 1 to
                                                            -------------------------------------    October 31,
                                                              2007      2006    2005(B)   2004(C)      2003(A)
                                                            -------   -------   -------   -------    -----------
Net asset value, beginning of period ....................   $ 21.94   $ 19.94   $ 18.49   $ 15.92    $   11.88
                                                            -------   -------   -------   -------    ---------
Income from investment operations:
   Net investment income (loss) .........................      0.10      0.07      0.04      0.01           --
   Net gains (losses) on securities
      (both realized and unrealized) ....................      1.07      2.88      2.23      3.00         4.04
                                                            -------   -------   -------   -------    ---------
Total income (loss) from investment operations ..........      1.17      2.95      2.27      3.01         4.04
                                                            -------   -------   -------   -------    ---------
Less distributions:
   Dividends from net investment income .................     (0.09)    (0.06)    (0.05)       --           --
   Distributions from net realized gains on Securities ..     (1.56)    (0.89)    (0.77)    (0.44)          --
                                                            -------   -------   -------   -------    ---------
Total distributions .....................................     (1.65)    (0.95)    (0.82)    (0.44)          --
                                                            -------   -------   -------   -------    ---------
Net asset value, end of period ..........................   $ 21.46   $ 21.94   $ 19.94   $ 18.49    $   15.92
                                                            =======   =======   =======   =======    =========
Total return ............................................      5.55%    15.23%    12.32%    19.24%       34.01%(D)
                                                            =======   =======   =======   =======    =========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $69,112   $70,602   $44,709   $11,828    $       1
   Ratios to average net assets (annualized):
      Expenses, net of waivers ..........................      1.32%     1.34%     1.40%     1.38%        1.49%(E)
      Expenses before waivers ...........................      1.32%     1.34%     1.40%     1.69%     1089.04%
      Net investment income, net of waivers .............      0.43%     0.31%     0.12%     0.17%       (0.05)%
      Net investment income (loss), before Waivers ......      0.43%     0.31%     0.12%    (0.14)%   (1087.60)%
   Portfolio turnover rate ..............................        52%       48%       47%       35%          75%(F)

                                                                                  AMR Class
                                                            ----------------------------------------------------
                                                                            Year Ended October 31
                                                            ----------------------------------------------------
                                                              2007       2006      2005(B)    2004(C)    2003(A)
                                                            --------   --------   --------   --------   --------
Net asset value, beginning of period ....................   $  22.48   $  20.38   $  18.78   $  16.13   $  11.30
                                                            --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income (loss) .........................       0.30       0.27       0.21       0.14       0.10
   Net gains (losses) on securities
      (both realized and unrealized) ....................       1.08       2.91       2.26       3.04       5.15
                                                            --------   --------   --------   --------   --------
Total income (loss) from investment operations ..........       1.38       3.18       2.47       3.18       5.25
                                                            --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income .................      (0.25)     (0.19)     (0.10)     (0.09)     (0.14)
   Distributions from net realized gains on Securities ..      (1.56)     (0.89)     (0.77)     (0.44)     (0.28)
                                                            --------   --------   --------   --------   --------
Total distributions .....................................      (1.81)     (1.08)     (0.87)     (0.53)     (0.42)
                                                            --------   --------   --------   --------   --------
Net asset value, end of period ..........................   $  22.05   $  22.48   $  20.38   $  18.78   $  16.13
                                                            ========   ========   ========   ========   ========
Total return ............................................       6.39%     16.12%     13.23%     20.12%     47.93%
                                                            ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $411,406   $412,857   $424,965   $438,353   $327,542
   Ratios to average net assets (annualized):
      Expenses, net of waivers ..........................       0.54%      0.55%      0.58%      0.60%      0.61%
      Expenses before waivers ...........................       0.54%      0.55%      0.58%      0.60%      0.61%
      Net investment income, net of waivers .............       1.21%      1.10%      0.94%      0.84%      0.95%
      Net investment income (loss), before Waivers ......       1.21%      1.10%      0.94%      0.84%      0.95%
   Portfolio turnover rate ..............................         52%        48%        47%        35%        75%

AMERICAN BEACON FUNDS
PRIVACY POLICY & FEDERAL TAX INFORMATION
(UNAUDITED)

PRIVACY POLICY

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

               - information we receive from you on applications or other forms;

               - information about your transactions with us or our service providers; and

               -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

          For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2007, which is designated as qualifying for the dividends-received deduction, was 16.70%.

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2007, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003, was 22.55%. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

          Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $155,938,753 as long-term capital gain dividends for the tax year ended October 31, 2007.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

          At its May 25, 2007 meeting, the Board of Trustees ("Board" or "Trustees") considered the renewal of the existing Management Agreement between the Manager and the American Beacon Funds on behalf of its Small Cap Value Fund (the "Fund") and each Investment Advisory Agreement between the Manager and a subadvisor. In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

          In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Fund. The Investment Committee held a separate meeting on May 4, 2007 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

          The Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

     - a copy of the firm's most recent audited or unaudited financial statements as well as its SEC Form ADV registration statement;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund;

     - a description of any payments by the firm to support the Fund's marketing efforts;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the firm or the Fund as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Fund;

     - a description of the scope of portfolio management services provided to the Fund and the firm's other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Fund due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Fund;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a discussion of whether the firm receives, with respect to the Fund, other compensation, including any payment for order flow or ECN liquidity rebates;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements and a certification regarding the reasonable design of the compliance program;

     -    a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Fund.

          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of the Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and the Fund versus its peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of any revenue sharing activities with respect to the Fund;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Fund pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of the portfolio turnover rate and average execution costs for the Fund and each subadvisor to the Fund; and

     - a description of how expenses that are not readily identifiable to the Fund are allocated.

          The Board also obtained an analysis provided by Lipper that compared:
(i) investment performance of the Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of the Fund versus comparable mutual funds, and (iii) the Fund's investment advisory fees versus comparable mutual funds. The class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to the Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

          The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

          Provided below is an overview of the primary factors the Board considered at its May 25, 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

          In determining whether to approve the continuance of the Management Agreement and the Investment Advisory Agreement, the Trustees considered the best interests of the Fund. In addition, while the Management and Investment Advisory Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management and subadvisory relationships separately. The Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or subadvisor's cost for providing the services and the profitability of the advisory business to the Manager or subadvisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; (5) whether fee levels

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with the Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

          Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Fund's product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Fund; the addition of personnel to manage the Fund, promote sales and improve services, including the addition of a separate new information technology (IT) department at the Manager; the high rankings received by the Fund in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios.

          With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Fund, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel.

          Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement.

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding the Fund's investment performance relative to its benchmark index and peer group. With respect to Lipper data, the Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors.

          Cost of Services and Profits Realized. In analyzing the cost of services and profitability of the Manager and a subadvisor, the Board considered the revenues earned and the expenses incurred by the Manager and those subadvisors that provided such data. The profitability levels were noted at both an individual Fund level and at an aggregate level for all Funds in the complex. The Board also considered that the Management Agreements for the American Beacon Funds stipulate that to the extent that the Fund invests all of its investable assets in another registered investment company, the Fund will not pay the Manager a management fee.

          The Board further considered that the Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Fund and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of the Fund. The Board also noted that the non-Institutional Classes of the Fund maintains higher expense ratios in order to compensate third party distributors but the net fee to the Manager is the same for all Classes.

          In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors.

          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates. The Board also noted, for purposes of determining the fee rates chargeable to the Fund, many subadvisors have agreed to take into account other assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Fund is able to receive lower effective fee rates. This fee arrangement also benefits AMR Corporation and its pension plans. The Board also noted that the Fund has experienced substantial recent asset growth.

          The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

          Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules provide for a reasonable sharing of benefits from any economies of scale with the Fund.

          Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the money market portfolios permit institutional investors access to such investments at a more favorable cost and that the Manager's relationship with the Fund and, in particular the money market portfolios, continues to be a significant factor in attracting separate account assets for the Manager. In addition, the Board noted that the Manager provides services to the Trust at a relatively low cost and the benefit plans of AMR Corporation have invested a substantial number of assets in the Fund, which helps reduce costs. The Board also considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Fund.

          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationship with the Fund appears to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS

          The performance comparisons below were made versus the Fund's Lipper peer universe median. References to the Lipper expense group below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. All performance comparisons are for periods ended March 31, 2007, unless otherwise noted.

          In considering the renewal of the Management Agreement with respect to the Fund, the Trustees considered the following additional factors: (1) the Fund outperformed its peer universe median for the one- and five-year periods but underperformed for the three-year period; and (2) the actual management fees (including administrative fees) and the total expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.

          In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney and Strauss, Inc. ("Barrow"), Brandywine Global Investment Management, LLC ("Brandywine"), Dreman Value Management, LLC ("Dreman"), Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), Metropolitan West Capital Management, LLC ("MetWest"), SSgA Funds Management, Inc. ("SSgA"), The Boston Company Asset Management, LLC ("TBCAM"), and Opus Capital Group, LLC ("Opus"), the Trustees considered the following

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

additional factors: (1) Hotchkis outperformed the peer universe median for the five-year period but underperformed for the one- and three-year periods; (2) Brandywine outperformed the peer universe median for the one-year period but underperformed for the three- and five-year periods; (3) Barrow outperformed the peer universe median for the one- and three-year period; (4) TBCAM outperformed the peer universe median for the one-year period; (5) Opus underperformed the peer universe median for the one-year period; (6) Dreman, MetWest and SSgA have not been allocated a portion of Fund assets to date; (7) Barrow underperformed its market benchmark index with respect to its allocated portion of the Fund's assets for the one-year period ended December 31, 2006; (8) Brandywine underperformed its market benchmark index with respect to its allocated portion of the Fund's assets for all relevant periods except the since inception period ended December 31, 2006; (9) Hotchkis underperformed its market benchmark index with respect to its allocated portion of the Fund's assets for the one- and three-year periods but outperformed for the five-year and since inception periods ended December 31, 2006; (10) Opus underperformed its market benchmark index with respect to its allocated portion of the Fund's assets for all relevant periods ended December 31, 2006; (11) the Manager's explanation that some subadvisors had over weighted their portion of the Fund's assets in the homebuilder sector that caused the Fund to underperform its benchmark; (12) Barrow, Brandywine, Hotchkis, and MetWest informed the Manager that they use Fund commissions to obtain proprietary research, the application of which benefits the Fund and each of those subadvisors' clients, and Hotchkis further informed the Manager that it uses Fund commissions to obtain third-party research, but that there is little or no impact to the Fund; (13) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase; (14) TBCAM represented that it does not charge a lower advisory fee to any other comparable clients; and (15) the Manager's recommendation to continue to retain each subadvisor.

          Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Small Cap Value Fund and its shareholders would benefit from the continued management of the Fund by the Manager and subadvisors and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS          WITH THE TRUST                          AND CURRENT DIRECTORSHIPS
--------------------------   ------------------------   ------------------------------------------------------------
INTERESTED TRUSTEES
                                       Term

                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*

William F. Quinn** (59)               Trustee           Chairman and CEO (2006-Present), President (1986-2006) and
                                    since 1987          Director (2003-Present), American Beacon Advisors, Inc.;
                                  President from        Chairman (1989-2003) and Director (1979-1989, 2003-Present),
                                   1987 to 2007         American Airlines Federal Credit Union; Director, Crescent
                                  Executive Vice        Real Estate Equities, Inc.(1994-2007); Director, Pritchard,
                                     President          Hubble & Herr, LLC (investment advisor) (2001-2006);
                                    since 2007          Director of Investment Committee, Southern Methodist
                                                        University Endowment Fund (1996-Present); Member, Southern
                                                        Methodist University Cox School of Business Advisory Board
                                                        (1999-2002); Member, New York Stock Exchange Pension Manager
                                                        Committee (1997-1998, 2000-2002, 2006-Present); Chairman
                                                        (2007-Present) and Vice Chairman (2004-2007), Committee for
                                                        the Investment of Employee Benefits; Director, United Way of
                                                        Metropolitan Tarrant County (1988-2000, 2004-Present);
                                                        Trustee, American Beacon Mileage Funds (1995-Present);
                                                        Trustee, American Beacon Select Funds (1999-Present);
                                                        Trustee, American Beacon Master Trust (1995-Present).

Douglas G. Herring** (50)       Trustee since 2006      President, American Beacon Advisors, Inc. (2006-Present);
                             Executive Vice President   Vice President and Controller, American Airlines, Inc.
                                 from 2006 to 2007      (1998-2006); Chairman (2003-Present) and Director
                               President since 2007     (1995-Present), American Airlines Federal Credit Union;
                                                        Trustee, American Beacon Mileage Funds (2006-Present);
                                                        Trustee American Beacon Select Funds (2006-Present); Trustee
                                                        American Beacon Master Trust (2006-Present).

Alan D. Feld** (70)             Trustee since 1996      Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                        (1960-Present); Director, Clear Channel Communications
                                                        (1984-Present); Trustee, CenterPoint Properties (1994-2006);
                                                        Member Board of Trustees, Southern Methodist University;
                                                        Member, Board of Visitors, The University of Texas M.D.
                                                        Anderson Cancer Center; Member, Board of Visitors, Zale
                                                        Lipshy Hospital; Trustee, American Beacon Mileage Funds
                                                        (1996-Present); Trustee, American Beacon Select Funds
                                                        (1999-Present); Trustee, American Beacon Master Trust
                                                        (1996-Present).

NON-INTERESTED TRUSTEES                Term

                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*

W. Humphrey Bogart (63)         Trustee since 2004      Consultant, New River Canada Ltd. (mutual fund servicing
                                                        company) (1998-2003); Board Member, Baylor University
                                                        Medical Center Foundation (1992-2004); President and CEO,
                                                        Allmerica Trust Company, NA (1996-1997); President and CEO,
                                                        Fidelity Investments Southwest Company (1983-1995); Senior
                                                        Vice President of Regional Centers, Fidelity Investments
                                                        (1988-1995); Trustee, American Beacon Mileage Funds
                                                        (2004-Present); Trustee, American Beacon Select Funds
                                                        (2004-Present); Trustee, American Beacon Master Trust
                                                        (2004-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS          WITH THE TRUST                          AND CURRENT DIRECTORSHIPS
--------------------------   ------------------------   ------------------------------------------------------------
NON-INTERESTED
   TRUSTEES (CONT.)
Brenda A. Cline (46)            Trustee since 2004      Executive Vice President, Chief Financial Officer, Treasurer
                                                        and Secretary, Kimbell Art Foundation (1993-Present);
                                                        Trustee, Texas Christian University (1998-Present); Trustee,
                                                        W.I. Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                        Foundation) (2001-2006); Director, Christian Church
                                                        Foundation (1999-Present); Trustee, American Beacon Mileage
                                                        Funds (2004-Present); Trustee, American Beacon Select Funds
                                                        (2004-Present); Trustee, American Beacon Master Trust
                                                        (2004-Present).

Richard A. Massman (64)         Trustee since 2004      Senior Vice President and General Counsel, Hunt
                                                        Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching, and venture capital activities) (1994-Present);
                                                        Trustee, American Beacon Mileage Funds (2004-Present);
                                                        Trustee, American Beacon Select Funds (2004-Present);
                                                        Trustee, American Beacon Master Trust (2004-Present).

Stephen D. O'Sullivan (72)      Trustee since 1987      Consultant (1994-Present); Trustee, American Beacon Mileage
                                                        Funds (1995-Present); Trustee, American Beacon Select Funds
                                                        (1999-Present); Trustee, American Beacon Master Trust
                                                        (1995-Present).

R. Gerald Turner (61)           Trustee since 2001      President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                                Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                                Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                                     Preferred Capital Corp. (2001-2003); Director, Kronus
                                                        Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                        Director, First Broadcasting Investment Partners, LLC
                                                        (2003-Present); Member, United Way of Dallas Board of
                                                        Directors; Member, Salvation Army of Dallas Board of
                                                        Directors; Member, Methodist Hospital Advisory Board;
                                                        Member, Knight Commission on Intercollegiate Athletics;
                                                        Trustee, American Beacon Mileage Funds (2001-Present);
                                                        Trustee, American Beacon Select Funds (2001-Present);
                                                        Trustee, American Beacon Master Trust (2001-Present).

Kneeland Youngblood (51)     Trustee since 1996         Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court           Chairman since             equity firm) (1998-Present); Director, Burger King
Suite 1740                   2005                       Corporation (2004-Present); Director, Gap, Inc.
Dallas, Texas 75201                                     (2006-Present); Trustee, City of Dallas, Texas Employee
                                                        Retirement Fund (2004-Present); Trustee, The Hockaday School
                                                        (1997-2005); Director, Starwood Hotels and Resorts
                                                        (2001-Present); Member, Council on Foreign Relations
                                                        (1995-Present); Director, Just For the Kids (1995-2001);
                                                        Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                        Retirement System of Texas (1993-1999); Director, Starwood
                                                        Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                        Texas (2002-Present); Trustee, American Beacon Mileage Funds
                                                        (1996- Present); Trustee, American Beacon Select Funds
                                                        (1999-Present); Trustee, American Beacon Master Trust
                                                        (1996-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS          WITH THE TRUST                          AND CURRENT DIRECTORSHIPS
--------------------------   ------------------------   ------------------------------------------------------------
OFFICERS
                                       Term

                                     One Year

Rosemary K. Behan (48)           VP, Secretary and      Vice President, Legal and Compliance, American Beacon
                                    Chief Legal         Advisors, Inc. (2006-Present); Assistant General Counsel,
                                Officer since 2006      First Command Financial Planning, Inc. (2004-2006);
                                                        Enforcement Attorney (2002-2004) and Branch Chief
                                                        (2000-2002), Securities and Exchange Commission.

Brian E. Brett (47)                VP since 2004        Vice President, Director of Sales and Marketing, American
                                                        Beacon Advisors, Inc. (2004-Present); Regional Vice
                                                        President, Neuberger Berman, LLC (investment advisor)
                                                        (1996-2004).

Wyatt Crumpler (41)                VP since 2007        Vice President, Trust Investments, American Beacon Advisors,
                                                        Inc. (2007-Present); Managing Director of Corporate
                                                        Accounting (2004-2007), Director of IT Strategy and Finance
                                                        (2002-2004), American Airlines, Inc.

Michael W. Fields (53)             VP since 1989        Vice President, Fixed Income Investments, American Beacon
                                                        Advisors, Inc. (1988-Present).

Rebecca L. Harris (40)            Treasurer since       Vice President, Finance, American Beacon Advisors, Inc.
                                       1995             (1995-Present).

Christina E. Sears (36)          Chief Compliance       Chief Compliance Officer, American Beacon Advisors, Inc.
                                Officer since 2004      (2004-Present); Senior Compliance Analyst, American Beacon
                                     and Asst.          Advisors, Inc. (1998-2004).
                                  Secretary since
                                       1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn, Feld and Herring are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman and CEO of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors. Mr. Herring is President of the Manager.

                      (This page intentionally left blank)

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

              (GRAPHIC)                                 (GRAPHIC)
              BY E-MAIL:                            ON THE INTERNET:
  american_beacon.funds@ambeacon.com              Visit our website at
                                               www.americanbeaconfunds.com

              (GRAPHIC)                                 (GRAPHIC)
            BY TELEPHONE:                                BY MAIL:
         Institutional Class                      American Beacon Funds
         Call (800) 658-5811                         P.O. Box 219643
            AMR Class(SM)                      Kansas City, MO 64121-9643
         Call (800) 345-2345
 PlanAhead Class(R) and Service Class
         Call (800) 388-3344

      AVAILABILITY OF QUARTERLY               AVAILABILITY OF PROXY VOTING
         PORTFOLIO SCHEDULES                       POLICY AND RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN        TRANSFER AGENT     INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET     BOSTON FINANCIAL   PUBLIC ACCOUNTING FIRM   FORESIDE FUND
BANK AND TRUST   DATA SERVICES      ERNST & YOUNG LLP        SERVICES
Boston,          Kansas City,       Dallas, Texas            Portland, Maine
Massachusetts    Missouri

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Small Cap Value Fund is a service mark of American Beacon Advisors, Inc.

                                                                        AR 10/07
                                                                          541122

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Mrs. Brenda A. Cline, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Mrs. Brenda A. Cline is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $48,010          12/31/2005
  $249,625         10/31/2006
  $92,179          12/31/2006
  $280,229         10/31/2007


(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
 $0                      12/31/2005
 $35,164*                10/31/2006 (revised)
 $0                      12/31/2006
 $8,750**                10/31/2007

* Attestation services related to Interfund Lending Program, review of N-1A and assistance with disclosure related to International Equity Fund reorganization
**Review of N-1A filings

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $10,695*      12/31/2005
 $0            10/31/2006
 $0            12/31/2006
 $29,199**     10/31/2007

* For review of 2004 tax returns
**2005 and 2006 tax compliance and tax advice related to International Equity
  Fund reorganization

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               12/31/2005
     $0               10/31/2006
     $0               12/31/2006
     $0               10/31/2007

(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $10,695      $0                   N/A                       12/31/2005
  $35,164      $0                   N/A                       10/31/2006 R
  $0           $0                   N/A                       12/31/2006
  $37,949      $0                   N/A                       10/31/2007


(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Douglas G. Herring
   ----------------------
   Douglas G. Herring
   President

Date: January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Douglas G. Herring
   ----------------------
   Douglas G. Herring
   President

Date: January 4, 2008


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: January 4, 2008